As filed with the Securities and Exchange Commission on March 18, 2005
                                                             File No. 811-4932

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           Pre-Effective Amendment No. ___

                           Post-Effective Amendment No. ___


                        (Check appropriate box or boxes)



                           JOHN HANCOCK WORLD FUND
                           -----------------------
               (Exact Name of Registrant as Specified in Charter)

                               (617) 375-1702
                               --------------
                        (Area Code and Telephone Number)

             101 Huntington Avenue, Boston, Massachusetts 02199-7603
             -------------------------------------------------------
 (Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

                              Susan S. Newton, Esq.
                           John Hancock Advisers, LLC
                              101 Huntington Avenue
                                Boston, MA 02199
                                ----------------
                     (Name and address of agent for service)


Title of Securities Being Registered: Shares of beneficial interest of John Hancock World Fund.

Approximate Date of Proposed Public Offering: As soon as practicable after the effectiveness of the registration statement.

No filing fee is required because an indefinite number of shares has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. This Registration Statement relates to shares previously registered on Form N-1A (File Nos. 33-10722 and 811-4932).

It is proposed that this filing will become effective on April 17, 2005.

IMPORTANT INFORMATION

Dear Fellow Shareholder:

I am writing to ask for your vote on an important matter that will affect your investment in John Hancock Biotechnology Fund. The enclosed proxy statement contains information about a proposal to approve the reorganization of John Hancock Biotechnology Fund into another John Hancock fund, John Hancock Health Sciences Fund. If the reorganization of your fund is approved, shareholders of your fund will become shareholders of Health Sciences Fund upon the closing of the reorganization and will receive shares of Health Sciences Fund in proportion to the value of your shares in Biotechnology Fund.

WHY IS THE REORGANIZATION BEING PROPOSED?

The reorganization is intended to consolidate your fund with a similar sector fund also managed by John Hancock Advisers. Like your fund, Health Sciences Fund invests in biotechnology companies. However, Health Sciences Fund has a broader investment approach than your fund and also invests in other health sciences companies in addition to biotechnology companies. This investment approach has historically been less volatile than your fund's narrower investment approach. Health Sciences Fund also has a very competitive longer-term track record while your fund has a shorter performance record. As a result, Health Sciences Fund has been able to attract a significantly larger amount of investment than your fund.

By combining the two funds, it is hoped that you will benefit in two important ways. First, you will be invested in a fund that has the a substantially similar investment objective and management style as your current fund, a very competitive track record and lower historical volatility. Second, you will become a shareholder in a much larger fund and obtain the benefits of a lower expense ratio.

IMPACT ON FUND EXPENSES

It is important to note that your fund expenses will not increase as a result of the reorganization. In fact, the expenses of Health Sciences Fund after the reorganization are expected to be lower than those of Biotechnology Fund's operating expenses. Health Sciences Fund's current management fee and total operating expenses for the most recent fiscal year are lower than your fund's management fees and operating expenses both before and after fee reductions.

YOUR VOTE MATTERS

After careful consideration, your fund's trustees have unanimously approved the reorganization of John Hancock Biotechnology Fund into John Hancock Health Sciences Fund. THE ENCLOSED PROXY STATEMENT CONTAINS FURTHER EXPLANATION AND IMPORTANT DETAILS OF THE REORGANIZATION, WHICH I STRONGLY ENCOURAGE YOU TO READ BEFORE VOTING. IF APPROVED BY THE SHAREHOLDERS, THE REORGANIZATION IS SCHEDULED TO TAKE PLACE AT THE CLOSE OF BUSINESS ON JUNE 10, 2005.

Your vote makes a difference, no matter what the size of your investment. Please review the enclosed proxy materials and submit your vote promptly to help us avoid the need for additional mailings. For your convenience, you may vote one of three ways: via telephone by calling the phone number on your proxy card; via mail by returning the enclosed voting card; or via the Internet by visiting www.jhfunds.com and selecting the shareholder entryway. If you have any questions or need additional information, please contact a John Hancock Funds Customer Service Representative at 1-800-225-5291 between 8:00 A.M. and 8:00 P.M. Eastern Time. I thank you for your prompt vote on this matter.

Sincerely,

James A. Shepherdson
Chief Executive Officer

JOHN HANCOCK BIOTECHNOLOGY FUND
(A SERIES OF JOHN HANCOCK WORLD FUND)
(THE "FUND")
101 Huntington Avenue
Boston, MA 02199

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
SCHEDULED FOR JUNE 8, 2005

This is the formal agenda for the fund's shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

To the shareholders of the fund:

A shareholder meeting for the fund will be held at 101 Huntington Avenue, Boston, Massachusetts on Wednesday, June 8, 2005, at 9:00 A.M., Eastern Time, to consider the following:

1. A proposal to approve an Agreement and Plan of Reorganization between John Hancock Biotechnology Fund ("your fund" or "Biotechnology Fund") and John Hancock Health Sciences Fund ("Health Sciences Fund"). Under this agreement, your fund would transfer all of its assets to Health Sciences Fund in exchange for Class A, Class B and Class C shares of Health Sciences Fund. These shares would be distributed proportionately to you and the other shareholders of Biotechnology Fund. Health Sciences Fund would also assume Biotechnology Fund's liabilities. YOUR FUND'S BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.

2. Any other business that may properly come before the meeting.

Shareholders of record as of the close of business on April 6, 2005, are entitled to vote at the meeting and any related follow-up meetings.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card. If shareholders do not return their proxies in sufficient numbers, it may result in additional shareholder solicitation.

By order of the board of trustees,

Susan S. Newton
Secretary

April 18, 2005

PROXY STATEMENT OF

JOHN HANCOCK BIOTECHNOLOGY FUND
A SERIES OF JOHN HANCOCK WORLD FUND
("BIOTECHNOLOGY FUND," THE "ACQUIRED FUND" OR "YOUR FUND")

PROSPECTUS FOR

JOHN HANCOCK HEALTH SCIENCES FUND
A SERIES OF JOHN HANCOCK WORLD FUND
("HEALTH SCIENCES FUND" OR THE "ACQUIRING FUND")

The address of both the Acquired Fund and the Acquiring Fund is 101 Huntington Avenue, Boston, Massachusetts 02199.

                                   * * * * * *

This proxy statement and prospectus contains the information shareholders should know before voting on the proposed reorganizations. Please read it carefully and retain it for future reference.

                   ACQUIRED FUND         ACQUIRING FUND      SHAREHOLDERS ENTITLED TO VOTE
                   -------------         --------------      ------------------------------
PROPOSAL 1      Biotechnology Fund   Health Sciences Fund   Biotechnology Fund shareholders

HOW THE REORGANIZATION WILL WORK

- The Acquired Fund will transfer all of its assets to the Acquiring Fund. The Acquiring Fund will assume the Acquired Fund's liabilities.

- The Acquiring Fund will issue Class A, Class B and Class C shares to Biotechnology Fund in amounts equal to the value of its net assets attributable to its Class A, Class B and Class C shares, respectively. These shares will be distributed to each shareholder of Biotechnology Fund in proportion to their holdings of the respective class of shares on the reorganization date.

- The Acquired Fund will be terminated and fund shareholders will become shareholders of the Acquiring Fund.

- The reorganization is intended to result in no income, gain or loss for federal income tax purposes to the Acquiring Fund, the Acquired Fund or the shareholders of the Acquired Fund.

RATIONALE FOR THE REORGANIZATION

The reorganization is intended to consolidate your fund with a similar sector fund managed by John Hancock Advisers. Like your fund, Health Sciences Fund invests in biotechnology companies. However, Health Sciences Fund has a broader investment approach than your fund and invests in health sciences companies, which include biotechnology companies as well as other types of health-care companies. Historically, this investment approach has proven to be more successful and less volatile than your fund's narrower investment approach. As a result, Health Sciences Fund has been able to attract a significantly larger amount of investment than your fund. Health Sciences Fund also has a longer-term track record that is superior to your fund's shorter performance record.

Reflecting its larger asset size, the expenses of the Health Sciences Fund after the reorganization are expected to be lower than those of Biotechnology Fund's operating expenses both before and after fee reductions. Health Sciences Fund's current management fee and total operating expenses for the most recent fiscal year are lower than your fund's management fees and operating expenses both before and after fee reductions. The combined fund may be better positioned in the market to increase asset size and achieve economies of scale. Each fund incurs substantial operating costs for insurance, accounting, legal and custodial services. The combination of these funds resulting from the reorganization may enable you to benefit from the ability to achieve better net prices on securities trades and spread fixed expenses in a manner that may contribute to a lower expense ratio in the long term than each fund would achieve separately.

SHARES OF THE ACQUIRING FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION. THESE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

SHARES OF THE ACQUIRING FUND HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION. THE SECURITIES AND EXCHANGE COMMISSION HAS NOT PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

WHERE TO GET MORE INFORMATION

The prospectus of Health Sciences Fund
dated March 1, 2005.
                                              In the same envelope as this proxy
The annual report to shareholders of          statement and prospectus. These
Health Sciences Fund dated October 31,        documents are incorporated by reference
2004.                                         into (and therefore legally part of)
                                              this proxy statement and prospectus.

A statement of additional information
dated April 18, 2005. It contains
additional information about the
Acquired Fund and the Acquiring Fund.

                                              On file with the Securities and Exchange
                                              Commission ("SEC") or available at no
The annual report to shareholders of          charge by calling our toll-free number:
Biotechnology Fund dated October 31,          1-800-225-5291. Incorporated by
2004.                                         reference into (and therefore legally
                                              part of) this proxy statement and
                                              prospectus.

To ask questions about this proxy             Call our toll-free telephone number:
statement and prospectus.                     1-800-225-5291


       The date of this proxy statement and prospectus is April 18, 2005.

                                TABLE OF CONTENTS

                                                                        PAGE
INTRODUCTION                                                             [ ]
PROPOSAL 1 -- BIOTECHNOLOGY FUND                                         [ ]
  Summary                                                                [ ]
  Comparison of Investment Risks                                         [ ]
  Comparison of Investment Performance                                   [ ]
  Proposal to Approve the Agreement and Plan of Reorganization           [ ]
PAST PERFORMANCE OF EACH FUND                                            [ ]
FURTHER INFORMATION ON THE REORGANIZATION                                [ ]
CAPITALIZATION                                                           [ ]
ADDITIONAL INFORMATION ABOUT THE FUNDS' BUSINESSES                       [ ]
BOARDS' EVALUATION AND RECOMMENDATION                                    [ ]
VOTING RIGHTS AND REQUIRED VOTE                                          [ ]
INFORMATION CONCERNING THE MEETING                                       [ ]
OWNERSHIP OF SHARES OF THE FUNDS                                         [ ]
EXPERTS                                                                  [ ]
AVAILABLE INFORMATION                                                    [ ]
EXHIBIT A -- Form of Agreement and Plan of Reorganization                A-1

INTRODUCTION

This proxy statement and prospectus is being used by your fund's board of trustees to solicit proxies to be voted at a special meeting of your fund's shareholders. This meeting will be held at 101 Huntington Avenue, Boston, Massachusetts on Wednesday, June 8, 2005, at 9:00 A.M., Eastern Time. The purpose of the meeting is to consider the proposal to approve the Agreement and Plan of Reorganization (the "Agreement") providing for the reorganization of your fund into Health Sciences Fund (the "Reorganization"). This proxy statement and prospectus is being mailed to your fund's shareholders on or about April 18, 2005.

The proxy statement and prospectus includes information that is specific to this proposal, including a comparison summary. You should read the entire proxy statement carefully, including Exhibit A and the enclosed prospectus and annual report of Health Sciences Fund, because they contain details that are not in the summary.

WHO IS ELIGIBLE TO VOTE?

Shareholders of record on April 6, 2005, are entitled to attend and vote at the meeting or any adjourned meeting. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders' instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Agreement. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

PROPOSAL 1
APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION BETWEEN
BIOTECHNOLOGY FUND AND HEALTH SCIENCES FUND

A proposal to approve an Agreement and Plan of Reorganization between Biotechnology Fund and Health Sciences Fund. Under this Agreement, Biotechnology Fund would transfer all of its assets to Health Sciences Fund in exchange for Class A, Class B and Class C shares of Health Sciences Fund. These shares would be distributed proportionately to the shareholders of Biotechnology Fund. Health Sciences Fund would also assume Biotechnology Fund's liabilities. Biotechnology Fund's board of trustees recommends that shareholders vote FOR this proposal.

SUMMARY

COMPARISON OF BIOTECHNOLOGY FUND TO HEALTH SCIENCES FUND

     COMPARISON OF FUNDS AND INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES

                                        BIOTECHNOLOGY FUND                           HEALTH SCIENCES FUND
                                        ------------------                           --------------------
Business                Each fund is a non-diversified series of John Hancock World Fund, an open-end investment management company organized as a Massachusetts business trust.

Net assets as of        $20,770,058                                      $271,900,171
October 31, 2004

Investment adviser and                                       Investment Adviser:
portfolio manager                                        John Hancock Advisers, LLC

                                                              Portfolio Manager:
                                                               Linda I. Miller
                                                          -Joined Adviser in 1995
                                                      -Began business career in 1980

Investment objective    The fund seeks long-term capital appreciation.   The fund seeks long-term growth of capital.

                        This objective is non-fundamental and can be changed without shareholder approval.

Primary investments     The fund normally invests at least 80% of its    The fund normally invests at least 80% of its
                        assets in securities of U.S. and foreign         assets in stocks of U.S. and foreign health
                        biotechnology companies. These companies are     sciences companies. These companies derive
                        principally engaged in the research,             more than half of their revenues from health
                        development or manufacture of various            sciences related activities or commit more
                        biotechnological products, services and          than half of their assets to these activities.
                        processes. Biotechnology companies typically
                        employ genetic engineering to develop new
                        drugs and products in areas such as health
                        care, pharmaceuticals, medical surgery,
                        biochemistry and agriculture.

Investment strategies   In managing the portfolio, the management team for each fund uses fundamental financial analysis to identify individual companies of any size that appear most attractive in terms of growth potential. The team generally assesses the senior management of companies through interviews and company visits.

     COMPARISON OF FUNDS AND INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES

                                        BIOTECHNOLOGY FUND                           HEALTH SCIENCES FUND
                                        ------------------                           --------------------
                                                                         In managing the portfolio, the manager studies
                                                                         economic trends to allocate assets among the
                                                                         following major categories:

                                                                         - pharmaceuticals and biotechnology

                                                                         - medical devices and analytical equipment

                                                                         - health-care services

                                                                         The manager also uses broad economic analysis
                                                                         to identify promising industries within these
                                                                         categories.

Foreign securities      Each fund may invest directly in securities of foreign issuers as well as in the form of sponsored and unsponsored American Depositary Receipts (ADRs), European Depositary Receipts
                        (EDRs) or other securities convertible into securities of foreign issuers.

Diversification         Because each fund is non-diversified, it may invest more than 5% of assets in securities of individual companies.

Active trading          Each fund may trade securities actively.

Derivatives             Each fund may make use of certain derivatives (investments whose value is based on indices, securities or currencies).

Restricted securities   Each fund may invest in certain higher-risk securities that are not publicly offered or traded, called restricted securities.

Temporary defensive     In abnormal circumstances, each fund may temporarily invest more than 20% of its assets in
positions               investment-grade short-term securities, cash and cash equivalents.

In deciding whether to approve the Reorganization, you should consider the similarities and differences between your fund and Health Sciences Fund. In particular, you should consider whether the amount and character of investment risk involved in the authorized investments of Health Sciences Fund is commensurate with the amount of risk involved in the authorized investments of your fund.

The funds have substantially similar investment objectives and are managed by the same portfolio manager who employs similar investment strategies for each fund. Although both funds invest in biotechnology companies, Health Sciences Fund invests in a broader range of companies in the health-care sector. Both funds may invest in companies of all capitalization ranges, and both funds may invest a significant portion of their assets in smaller capitalization developing-growth companies. Both funds are non-diversified, may invest in foreign securities, may trade securities actively and may invest in derivatives. If the Reorganization between your fund and Health Sciences Fund takes place, you will continue to hold shares of a non-diversified fund that invests in U.S. and foreign biotechnology companies. However, Health Sciences Fund invests in a broader range of securities than your fund, which allows greater flexibility and less volatility.

                         COMPARISON OF CLASSES OF SHARES

Class A sales        The Class A shares of both funds have the same
charges and 12b-1    characteristics and fee structure.
fees

                     - Class A shares are offered with front-end sales charges ranging from 2.00% to 5.00% of the fund's offering price, depending on the amount invested.

                     - Class A shares are subject to a 12b-1 distribution fee equal to 0.30% annually of average net assets.

                     - There is no front-end sales charge for investments of $1 million or more, but there is a contingent deferred sales charge (CDSC) ranging from 0.25% to 1.00% on shares sold within one year of purchase.

                     - Investors can combine multiple purchases of Class A shares to take advantage of breakpoints in the sales charge schedule.

                     - Sales charges are waived for the categories of investors listed in the funds' prospectuses.

Class B sales        The Class B shares of both funds have the same
charges and          characteristics and fee structure.
12b-1 fees

                     - Class B shares are offered without a front-end sales charge, but are subject to a CDSC if sold within six years after purchase. The CDSC ranges from 1.00% to 5.00% depending on how long the shares are held. No CDSC is imposed on shares held for more than six years.

                     - Class B shares are subject to 12b-1 distribution and service fees equal to 1.00% annually of average net assets.

                     - CDSCs are waived for the categories of investors listed in the funds' prospectus.

                     - Class B shares automatically convert to Class A shares after eight years.

Class C sales        The Class C shares of both funds have the same
charges and 12b-1    characteristics and fee structure.
fees

                     - Class C shares are offered without a front-end sales charge, but are subject to a CDSC of 1.00% on shares sold within one year of purchase.

                     - Class C shares are subject to 12b-1 distribution and service fees equal to 1.00% annually of average net assets.

                     - No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of the investment.

12b-1 fees           - These fees are paid out of a fund's assets on an ongoing basis. Over time these fees will increase the cost of investments and may cost more than other types of sales charges.

               COMPARISON OF BUYING, SELLING AND EXCHANGING SHARES

Buying shares        Investors may buy shares at their public offering price
                     through a financial representative or the funds' transfer agent, John Hancock Signature Services, Inc.

Minimum initial      Class A, Class B and Class C Shares: $1,000 for
investment           non-retirement accounts, $500 for retirement accounts and
                     $250 for group investments. Investments also may be made on a Monthly Automatic Accumulation Plan, which requires $25 to open an account followed by a monthly minimum investment of $25 thereafter.

Exchanging shares    Shareholders may exchange their shares at net asset value
                     (NAV) with no sales charge for shares of the same class of any other John Hancock fund.

Selling shares       Shareholders may sell their shares by submitting a proper
                     written or telephone request to John Hancock Signature
                     Services, Inc.

Net asset value      All purchases, exchanges and sales are made at a price
                     based on the next determined NAV per share of the fund.
                     Both funds' NAVs are determined at the close of regular trading on the New York Stock Exchange, which is normally
                     4:00 P.M. Eastern Time.

SUMMARY OF EXPENSE COMPARISON

As indicated in the tables below, the pro forma expenses of Health Sciences Fund after the Reorganization are lower than your fund's expenses, both before and after your fund's expense reimbursement, for all share classes. Your fund's current expense limitation arrangement with John Hancock Advisers, LLC

(JHA) is in effect only until February 28, 2006. However, there can be no assurance that the expense limitation will be extended beyond February 28, 2006 in the event that your fund's shareholders do not approve the Reorganization. Health Sciences Fund does not currently have, and does not intend to have, an expense limitation arrangement with JHA because it has achieved sufficient size to bear all of its own expenses. Health Sciences Fund's current and pro forma management fee rate is lower than your fund's management fee rate at all asset levels, and both funds have the same 12b-1 fee rate for each share class. For the most recent fiscal year ended October 31, 2004, Health Sciences Fund's total and other expenses were also lower than your fund's expenses, both before and after fee reductions.


THE FUNDS' EXPENSES

Shareholders of both funds pay various expenses, either directly or indirectly. The following expense tables show the expenses for each fund for the twelve-month period ended October 31, 2004. Future expenses for all share classes may be greater or less. The tables also show the hypothetical ("pro forma") expenses of Health Sciences Fund assuming the Reorganization with Biotechnology Fund occurred on November 1, 2003.

                                                                                            HEALTH SCIENCES
                                                                                                 FUND
                                                                                              (PRO FORMA
                                                                                           FOR THE 12 MONTHS
                                                                                           ENDED OCTOBER 31,
                                                                                                 2004)
                                                                                               (ASSUMING
                                                                                 HEALTH     REORGANIZATION
                                                                 BIOTECHNOLOGY  SCIENCES  WITH BIOTECHNOLOGY
                                                                     FUND         FUND           FUND)
                                                                 -------------  --------  ------------------
SHAREHOLDER TRANSACTION EXPENSES                                   CLASS A      CLASS A         CLASS A
--------------------------------                                 -------------  --------  ------------------
Maximum sales charge (load) imposed on purchases (as a % of
purchase price)                                                      5.00%        5.00%          5.00%
Maximum sales charge imposed on reinvested dividends                 none         none           none
Maximum deferred sales charge (load) as a % of purchase or
sale price, whichever is less (1)                                    none         none           none
Redemption fee (2)                                                   none         none           none
Exchange fee                                                         none         none           none

ANNUAL FUND OPERATING EXPENSES
(AS A % OF AVERAGE NET ASSETS)                                   CLASS A      CLASS A   CLASS A
------------------------------                                   -------      -------   -------
Management fee                                                   0.90%         0.77%     0.76%
Distribution and service (12b-1) fee                             0.30%         0.30%     0.30%
Other expenses                                                   0.92%         0.50%     0.51%
Total fund operating expenses                                    2.12%         1.57%     1.57%
Expense reimbursement                                            0.52%(3)       N/A       N/A
Net fund operating expenses                                      1.60%         1.57%     1.57%

-----------------
(1) Except for investments of $1 million or more.

(2) Does not include wire redemption fee (currently $4.00).

(3) The adviser has contractually agreed to limit Biotechnology Fund's Class A operating expenses (excluding 12b-1 fees) to 1.60% of the fund's Class A average daily net assets at least until February 28, 2006.

                                                                                            HEALTH SCIENCES
                                                                                                 FUND
                                                                                              (PRO FORMA
                                                                                              FOR THE 12
                                                                                                MONTHS
                                                                                             ENDED OCTOBER
                                                                                               31, 2004)
                                                                                               (ASSUMING
                                                                                            REORGANIZATION
                                                                                HEALTH           WITH
                                                            BIOTECHNOLOGY      SCIENCES      BIOTECHNOLOGY
                                                                FUND             FUND            FUND)
                                                            -------------      --------     --------------
SHAREHOLDER TRANSACTION EXPENSES                               CLASS B         CLASS B          CLASS B
--------------------------------                            -------------      --------     --------------
Maximum sales charge (load) imposed on purchases (as a %
of purchase price)                                              none             none            none
Maximum sales charge imposed on reinvested dividends            none             none            none
Maximum deferred sales charge (load) as a % of purchase
or sale price, whichever is less                                5.00%            5.00%           5.00%
Redemption fee (1)                                              none             none            none
Exchange fee                                                    none             none            none


ANNUAL FUND OPERATING EXPENSES
(AS A % OF AVERAGE NET ASSETS)                            CLASS B          CLASS B         CLASS B
------------------------------                            -------          -------         -------
Management fee                                             0.90%            0.77%           0.76%
Distribution and service (12b-1) fee                       1.00%            1.00%           1.00%
Other expenses                                             0.92%            0.50%           0.51%
Total fund operating expenses                              2.82%            2.27%           2.27%
Expense reduction                                          0.52% (2)         N/A             N/A
Net fund operating expenses                                2.30%            2.27%           2.27%

-----------------
(1) Does not include wire redemption fee (currently $4.00).

(2) The adviser has contractually agreed to limit Biotechnology Fund's Class B operating expenses (excluding 12b-1 fees) to 2.30% of the fund's Class B average daily net assets at least until February 28, 2006.

                                                                                              HEALTH SCIENCES
                                                                                                   FUND
                                                                                                (PRO FORMA
                                                                                                FOR THE 12
                                                                                                  MONTHS
                                                                                               ENDED OCTOBER
                                                                                                 31, 2004)
                                                                                                 (ASSUMING
                                                                                              REORGANIZATION
                                                                                 HEALTH            WITH
                                                            BIOTECHNOLOGY       SCIENCES       BIOTECHNOLOGY
                                                                FUND              FUND             FUND)
                                                           --------------       --------      ---------------
SHAREHOLDER TRANSACTION EXPENSES                               CLASS C          CLASS C           CLASS C
--------------------------------                           --------------       --------      ---------------
Maximum sales charge (load) imposed on purchases (as a %
of purchase price)                                              none              none             none
Maximum sales charge imposed on reinvested dividends            none              none             none
Maximum deferred sales charge (load) as a % of purchase
or sale price, whichever is less                                1.00%             1.00%            1.00%
Redemption fee (1)                                              none              none             none
Exchange fee                                                    none              none             none

ANNUAL FUND OPERATING EXPENSES
(AS A % OF AVERAGE NET ASSETS)                            CLASS C          CLASS C           CLASS C
------------------------------                            -------          -------           -------
Management fee                                             0.90%            0.77%             0.76%
Distribution and service (12b-1) fee                       1.00%            1.00%             1.00%
Other expenses                                             0.92%            0.50%             0.51%
Total fund operating expenses                              2.82%            2.27%             2.27%
Expense reduction                                          0.52%(2)          N/A               N/A
Net fund operating expenses                                2.30%            2.27%             2.27%

-----------------

(1) Does not include wire redemption fee (currently $4.00).

(2) The adviser has contractually agreed to limit Biotechnology Fund's Class C operating expenses (excluding 12b-1 fees) to 2.30% of the fund's Class C average daily net assets at least until February 28, 2006.

EXAMPLES

The hypothetical examples below show what your expenses would be if you invested $10,000 over different time periods for your fund and Health Sciences Fund, based on fees and expenses incurred during the twelve-month period ended October 31, 2004. Pro forma expenses are included assuming a Reorganization with your fund and Health Sciences Fund. Each example assumes that you reinvested all distributions and that the average annual return was 5%. For Biotechnology Fund, the example assumes the expense limitation is in place through February 28, 2006. The pro forma examples are for comparison purposes only and are not a representation of Health Sciences Fund's actual expenses or returns, either past or future.

                                                                                              HEALTH SCIENCES FUND
                                                                                                   (PRO FORMA)
                                                    BIOTECHNOLOGY      HEALTH SCIENCES      (ASSUMING REORGANIZATION
                                                        FUND                 FUND            WITH BIOTECHNOLOGY FUND)
                                                        ----                 ----            ------------------------
CLASS A
Year 1                                                 $  667               $  652                    $  652
Year 3                                                 $1,095               $  971                    $  971
Year 5                                                 $1,548               $1,312                    $1,312
Year 10                                                $2,800               $2,274                    $2,274
CLASS B -- ASSUMING REDEMPTION AT END OF PERIOD
Year 1                                                 $  746               $  730                    $  730
Year 3                                                 $1,137               $1,009                    $1,009
Year 5                                                 $1,655               $1,415                    $1,415
Year 10                                                $2,952               $2,430                    $2,430
CLASS B -- ASSUMING NO REDEMPTION
Year 1                                                 $  246               $  230                    $  230
Year 3                                                 $  837               $  709                    $  709
Year 5                                                 $1,455               $1,215                    $1,215
Year 10                                                $2,952               $2,430                    $2,430
CLASS C -- ASSUMING REDEMPTION AT END OF PERIOD
Year 1                                                 $  346               $  330                    $  330
Year 3                                                 $  837               $  709                    $  709
Year 5                                                 $1,455               $1,215                    $1,215
Year 10                                                $3,119               $2,605                    $2,605
CLASS C -- ASSUMING NO REDEMPTION
Year 1                                                 $  246               $  230                    $  230
Year 3                                                 $  837               $  709                    $  709
Year 5                                                 $1,455               $1,215                    $1,215
Year 10                                                $3,119               $2,605                    $2,605

ADVISORY FEES

Each fund pays monthly advisory fees equal to the following annual percentage of its average daily net assets:

                               BIOTECHNOLOGY FUND

FUND ASSET BREAKPOINTS                                           FEE RATE
----------------------                                           --------
First $500,000,000                                                 0.90%
Next $500,000,000                                                  0.85%
Amount over $1,000,000,000                                         0.80%

                              HEALTH SCIENCES FUND

FUND ASSET BREAKPOINTS                                            FEE RATE
----------------------                                            --------
First $200,000,000                                                 0.80%
Amount over $200,000,000                                           0.70%

INVESTMENT ADVISER

John Hancock Advisers, LLC ("JHA" or the "Adviser") is the investment adviser to each fund. JHA, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and had approximately $30 billion in assets under management as of December 31, 2004 in its capacity as investment adviser to the funds in the John Hancock group of funds, as well as retail and institutional privately managed accounts.

JHA is an indirect, wholly owned subsidiary of John Hancock Financial Services, Inc. ("JHFS") a financial services company with national headquarters at John Hancock Place, Boston, Massachusetts. JHFS is wholly owned by Manulife Financial Corporation ("Manulife"), a Canadian financial services company.

The board of trustees of each fund is responsible for overseeing the performance of each fund's investment adviser and determining whether to approve and renew each fund's investment management contract.

COMPARISON OF INVESTMENT RISKS

The funds are exposed to various risks that could cause shareholders to lose money on their investments in the funds. The following table compares the risks affecting each fund.

                                      BIOTECHNOLOGY FUND                                HEALTH SCIENCES FUND
                                      ------------------                                --------------------
Stock market risk       The value of securities in the fund may go down in response to overall stock market movements.
                        Markets tend to move in cycles, with periods of rising prices and periods of falling prices.
                        Stocks tend to go up and down in value more than bonds. If the fund concentrates in certain sectors, its performance could be worse than that of the overall stock market.

Industry risk           Because the fund focuses on a single industry,     Because the fund focuses on a particular group
                        its performance depends in large part on the       of industries, its performance depends in
                        performance of that industry. As a result, the     large part on the performance of those
                        value of your investment may fluctuate more        industries. As a result, the value of your
                        widely than it would in a fund that is             investment may fluctuate more widely than it
                        diversified across sectors.                        would in a fund that is diversified across a
                                                                           larger number of sectors.

Biotechnology/          Because the fund concentrates its investments      Because the fund concentrates its investments
health sciences         in the biotechnology industry, its performance     in the health sciences industries, its
stock risk              is closely tied to conditions in this              performance is closely tied to conditions in
                        industry. The biotechnology industry is            these industries. The types of products and
                        subject to intensive government regulation,        services comprising the health sciences
                        including strict regulatory approval               industries tend to become obsolete quickly
                        requirements for new drugs and products. In        with the discovery of more effective medical
                        addition, biotechnology companies could be         techniques. Additionally, the companies
                        hurt by intense competition, patent                providing these services and products are
                        considerations and rapid technological change.     subject to strict government regulation which
                        Many biotechnology companies are smaller           could have an unfavorable impact on the price
                        companies that may have limited product lines      and supply of their services and products.
                        and financial and managerial resources, making
                        them vulnerable to isolated business setbacks.     Stocks of health sciences companies as a group
                                                                           could fall out of favor with the market,
                        Stocks of biotechnology companies as a group       causing the fund to underperform funds that
                        could fall out of favor with the market,           focus on other types of stocks.
                        causing the fund to underperform funds that
                        focus on other types of stocks.

Smaller companies       A significant portion of each fund's investments may be in smaller capitalization
risk                    developing-growth companies with relatively limited operating histories. Investing in these companies involves greater risk and the possibility of greater portfolio price volatility.
                        Smaller capitalization companies have limited product lines, market and financial resources, or they may be dependent on smaller or less experienced management groups.

Management risk         Either fund's management strategy may fail to produce the intended results. Each fund could underperform its peers or lose money, if the investment strategy does not perform as expected.

Foreign securities      Foreign investments, even if U.S. dollar-denominated or traded, may be more risky than domestic
risk                    investments. Investments in foreign securities may be affected by potentially unfavorable currency exchange rates, incomplete or inaccurate financial information on companies, social instability and political actions ranging from tax code changes to governmental collapse.

Derivatives risk        Certain derivative instruments can produce disproportionate gains or losses and are riskier than direct investments. Also, in a down market derivatives could become harder to value or sell at a fair price.

Issuer concentration    If the fund invests heavily in a single issuer, its performance could suffer significantly from
risk                    adverse events affecting that issuer.

Active trading          Active trading could increase the fund's transaction costs (thus lowering performance) and increase your taxable distributions.

COMPARISON OF FUND PERFORMANCE

Past performance records of each fund through December 31, 2004, including (1) calendar year total returns (without sales charges) and (2) average annual total returns (including imposition of sales charges) are set forth under "Past Performance of Each Fund" on page __ of this proxy statement and prospectus.

PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

DESCRIPTION OF REORGANIZATION

You are being asked to approve an Agreement and Plan of Reorganization, a form of which is attached to this proxy statement as Exhibit A. Additional information about the Reorganization and the Agreement is set forth below under "Further Information on the Reorganization." The Agreement provides for a Reorganization on the following terms:

- The Reorganization is scheduled to occur at 5:00 P.M., Eastern Time, on June 10, 2005, but may occur on any later date before September 30, 2005. Biotechnology Fund will transfer all of its assets to Health Sciences Fund and Health Sciences Fund will assume all of Biotechnology Fund's liabilities. This will result in the addition of Biotechnology Fund's assets to Health Sciences Fund's portfolio. The net asset value of both funds will be computed as of 4:00 P.M., Eastern Time, on the closing date of the Reorganization.

- Health Sciences Fund will issue to Biotechnology Fund Class A shares in an amount equal to the net assets attributable to Biotechnology Fund's Class A shares. As part of the liquidation of Biotechnology Fund, these shares will immediately be distributed to Class A shareholders of record of Biotechnology Fund in proportion to their holdings on the closing date of the Reorganization. As a result, Class A shareholders of Biotechnology Fund will end up as Class A shareholders of Health Sciences Fund.

- Health Sciences Fund will issue to Biotechnology Fund Class B shares in an amount equal to the net assets attributable to Biotechnology Fund's Class B shares. As part of the liquidation of Biotechnology Fund, these shares will immediately be distributed to Class B shareholders of record of Biotechnology Fund in proportion to their holdings on the closing date of the Reorganization. As a result, Class B shareholders of Biotechnology Fund will end up as Class B shareholders of Health Sciences Fund.

- Health Sciences Fund will issue to Biotechnology Fund Class C shares in an amount equal to the net assets attributable to Biotechnology Fund's Class C shares. As part of the liquidation of Biotechnology Fund, these shares will immediately be distributed to Class C shareholders of record of Biotechnology Fund in proportion to their holdings on the closing date of the Reorganization. As a result, Class C shareholders of Biotechnology Fund will end up as Class C shareholders of Health Sciences Fund.

- After the shares are issued, the existence of Biotechnology Fund will be terminated.

REASONS FOR THE PROPOSED REORGANIZATION

The board of trustees of your fund believes that the proposed Reorganization will be advantageous to the shareholders of your fund for several reasons. The board of trustees considered the following matters, among others, in approving the proposal.

First, although both your fund and Health Sciences Fund invest in biotechnology stocks and pursue similar investment strategies, Health Sciences Fund has a broader sector focus. Historically, this investment approach has proven to be more successful and less volatile than your fund's narrower investment approach. As a result, Health Sciences Fund has been able to attract a significantly larger amount of investment than your fund.

Second, Health Sciences Fund has a longer-term track record that is superior to your fund's shorter performance record.

Third, the Reorganization should reduce the per-share expenses incurred by your fund's shareholders. The management fee of Health Sciences Fund is lower at all asset levels than the management fee of your fund. In addition, the historical total expenses of Health Sciences Fund for each class of shares are lower than your fund's historical expenses, even with the benefit of your fund's expense limitation by the Adviser. Your fund's expense limitation is in effect only until February 28, 2006, and may be discontinued at any time thereafter. If the Adviser were to discontinue limiting your fund, the expenses of your fund will be substantially higher than the expenses of Health Sciences Fund.

Fourth, the combined fund may be better positioned to attract assets than your fund. Health Sciences Fund's greater asset size may allow it, relative to your fund, to (i) obtain better net prices on securities trades, (ii) achieve greater diversification of portfolio holdings and (iii) reduce per-share expenses as fixed expenses are shared over a larger asset base.

Fifth, a combined fund offers economies of scale that may lead to further reductions in per-share expenses. Both funds incur substantial costs for accounting, legal, transfer agency services, insurance, and custodial and administrative services. Many of these expenses are duplicative and there may be an opportunity to reduce Health Sciences Fund's expense ratio over time because of economies of scale, if the funds are combined.

The board of trustees of Health Sciences Fund considered that the Reorganization presents an excellent opportunity for Health Sciences Fund to acquire substantial investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Health Sciences Fund and its shareholders.

The boards of both funds also considered that the Adviser will benefit from the Reorganization. After the Reorganization, the Adviser would be the sole investment adviser with respect to all of the assets of Health Sciences Fund, including all of the assets of Biotechnology Fund acquired in the Reorganization. In addition, the Adviser would no longer be required to reimburse fund expenses of the Acquired Fund if the Reorganization were to occur and the Acquiring Fund is not subject to any expense reimbursement arrangements. However, the Adviser has agreed to extend your expense limitation until the closing date of the Reorganization in the event your fund's shareholders approve the Reorganization.

The boards of both funds also considered other benefits that the Adviser and the funds' distributor may receive from the Reorganization. For example, the Adviser might achieve cost savings from managing one larger fund compared to managing more than one fund following similar investment policies. The boards believe, however, that these savings will not amount to a significant economic benefit to the Adviser or distributor.

UNREIMBURSED DISTRIBUTION AND SHAREHOLDER SERVICE EXPENSES

The boards of trustees of Biotechnology Fund and Health Sciences Fund have determined that, if the Reorganization occurs, unreimbursed distribution and shareholder service expenses incurred under Biotechnology Fund's Rule 12b-1 Plans will be reimbursable expenses under Health Sciences Fund's Rule 12b-1 Plans. However, the maximum amounts payable annually under Health Sciences Fund's Rule 12b-1 Plans (0.30%, 1.00% and 1.00% of average daily net assets attributable to Class A shares, Class B shares and Class C shares, respectively) will not increase.

The following table shows the actual and pro forma unreimbursed distribution and shareholder service expenses of shares of Biotechnology Fund and Health Sciences Fund. The table shows both the dollar amount of these expenses and the percentage of each class' average net assets that they represent.

RULE 12b-1 PAYMENTS AND UNREIMBURSED EXPENSES

                                           AGGREGATE
                                         DOLLAR AMOUNT           UNREIMBURSED      UNREIMBURSED
                                         OF 12b-1 FEES            RULE 12b-1       EXPENSES AS %
                                         PAID (FOR THE           EXPENDITURES     OF EACH CLASS'
                                        12 MONTHS ENDED       (AS OF OCTOBER 31,    AVERAGE NET
           NAME OF FUND                 OCTOBER 31, 2004)           2004)              ASSETS
----------------------------------     ------------------     ------------------  --------------
Biotechnology Fund                       $   29,159 (A)          $ 39,174 (A)         0.40% (A)
                                         $   97,259 (B)          $219,402 (B)         2.26% (B)
                                         $   35,591 (C)          $ 48,920 (C)         1.37% (C)
Health Sciences Fund                     $  384,964 (A)          $147,823 (A)         0.12% (A)
                                         $1,550,706 (B)          $479,185 (B)         0.31% (B)
                                         $  142,009 (C)          $ 72,140 (C)         0.51% (C)

Pro Forma (Health Sciences Fund):        $  414,123 (A)          $186,997 (A)         0.14% (A)
Assuming Reorganization                  $1,647,965 (B)          $698,587 (B)         0.42% (B)
with Biotechnology Fund                  $  177,600 (C)          $121,060 (C)         0.68% (C)

If the Reorganization had taken place on October 31, 2004, the pro forma combined unreimbursed expenses of Health Sciences Fund's Class A and Class C shares would have been higher than if no Reorganization had occurred. Nevertheless, Health Sciences Fund's assumption of Biotechnology Fund's unreimbursed Rule 12b-1 expenses will have no immediate effect upon the payments made under Health Sciences Fund's Rule 12b-1 Plans. These payments will continue to be 0.30%, 1.00% and 1.00% of average daily net assets attributable to Class A, Class B and Class C shares, respectively.

John Hancock Funds, LLC may recover unreimbursed distribution and shareholder service expenses for Class B and Class C shares in future years. However, if Health Sciences Fund's board terminates either class' Rule 12b-1 Plan, that class will not be obligated to reimburse these distribution and shareholder service expenses. Accordingly, until they are paid or accrued, unreimbursed distribution and shareholder service expenses do not and will not appear as an expense or liability in the financial statements of either fund. In addition, unreimbursed expenses are not reflected in a fund's net asset value or the formula for calculating Rule 12b-1 payments. The staff of the SEC has not approved or disapproved the treatment of the unreimbursed distribution and shareholder service expenses described in this proxy statement.

PAST PERFORMANCE OF EACH FUND

Set forth below is past performance information for each fund, which indicates some of the risks of investing in each fund.

The bar charts under "Calendar Year Total Returns" show how each fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables under "Average Annual Total Returns" shows average annual total return for each fund over time, for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. Class A performance is shown both before and after taxes for Health Sciences Fund and Biotechnology Fund. In addition, because Health Sciences Fund does not currently have any outstanding Class I shares, the tables show performance of Health Sciences Fund's Class A shares not including any reduction for sales charges. Past performance before and after taxes does not indicate future results.


                           CALENDAR YEAR TOTAL RETURNS

                                  [BAR CHART]

                   Biotechnology Fund            Health Sciences Fund

1995                       --                           39.88%
1996                       --                            6.50%
1997                       --                           29.73%
1998                       --                           19.49%
1999                       --                           -0.64%
2000                       --                           38.22%
2001                       --                          -11.85%
2002                   -47.91%                         -19.81%
2003                    50.19%                          26.35%
2004                    10.55%                          11.70%


                       YEAR-TO-DATE AND QUARTERLY RETURNS

Biotechnology Fund's year-to-date return as of March 31, 2005 for Class A shares was ____%. During the period shown in the bar chart, the fund's highest quarterly return was 33.79% for the quarter ended June 30, 2003, and the lowest quarterly return was -33.13% for the quarter ended June 30, 2002.

Health Sciences Fund's year-to-date return as of March 31, 2005 for Class A shares was ____%. During the period shown in the bar chart, the fund's highest quarterly return was 23.14% for the quarter ended June 30, 1997, and the lowest quarterly return was -18.76% for the quarter ended March 31, 2001.

        AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 2004

                                                                                                    10 YEARS
                                                                                                   (OR LIFE OF
                                                                 1 YEAR            5 YEARS         CLASS/FUND*)
                                                                 ------            -------         -----------
BIOTECHNOLOGY FUND
     Class A - Before Taxes                                       5.07%              N/A              -4.83%

     Class A - After Taxes on Distributions (1)                   5.07%              N/A              -4.84%
     Class A - After Taxes on Distributions and                   3.30%                               -4.07%
                   Sale of Fund Shares (1)
     Class B - Before Taxes                                       4.84%              N/A              -4.97%*
     Class C** - Before Taxes                                     8.84%              N/A              -4.21%*
S&P 500 INDEX (2)                                                10.88%              N/A               1.02%*
NASDAQ BIOTECHNOLOGY INDEX (3)                                    6.13%              N/A              -5.31%*

HEALTH SCIENCES FUND
     Class A - Before Taxes                                       6.11%             5.55%             11.63%*

     Class A - After Taxes on Distribution                        5.54%             5.04%             11.16%*
     Class A - After Taxes on Distributions and                   4.64%             4.60%             10.21%*
                   Sale of Fund Shares
     Class B - Before Taxes                                       5.93%             5.57%             11.56%*
     Class C** - Before Taxes                                     9.93%             5.89%              5.93%*
S&P 500 INDEX (2)                                                10.88%            -2.30%             12.07%*
RUSSELL 3000 HEALTHCARE INDEX (4)                                 3.91%             3.39%             13.98%*

----------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(2) The S&P 500 Index is the Standard & Poor's Composite Index of 500 Stocks, which is a commonly recognized unmanaged price index of 500 widely held common stocks. Unlike the fund's returns, index returns do not reflect any fees, expenses or taxes.

(3) The Nasdaq Biotechnology Index is an unmanaged index of the largest and most actively traded Nasdaq biotechnology stocks. Unlike the fund's returns, index returns do not reflect any fees, expenses or taxes.


(4) The Russell 3000 Healthcare Index is an unmanaged index of health-care sector stocks in the Russell 3000 Index, which represents the 3,000 largest U.S. companies based on total market capitalizations.

* Inception dates for each class/fund that have fewer than 10 calendar years performance are as follows: Health Sciences Fund Class C shares- March 1, 1999; Biotechnology Fund Class A, Class B and Class C shares - March 1, 2001. The corresponding S&P 500 Index returns for periods since these dates were as follows: Since March 1, 1999, 1.16%; since March 1, 2001, 1.02%. The corresponding Nasdaq Biotechnology Index returns for periods since these dates were as follows: Since March 1, 1999, 9.08%; since March 1, 2001, -5.31%. The corresponding Russell 3000 Healthcare Index returns for periods since these dates were as follows: Since March 1, 1999, 0.85%; since March 1, 2001, -1.45%. With respect to the Russell 3000 Healthcare Index, performance for the ten-year period is provided since the Index's inception on May 23, 1995.

** The average annual total returns for Class C shares have been adjusted to reflect the elimination of the 1% front-end sales charge effective July 15, 2004.

FURTHER INFORMATION ON THE REORGANIZATION

TAX STATUS OF THE REORGANIZATION

The Reorganization is intended to result in no income, gain or loss for federal income tax purposes to the Acquiring Fund, the Acquired Fund or the shareholders of the Acquired Fund and will not take place unless the funds receive a satisfactory opinion from Wilmer Cutler Pickering Hale and Dorr LLP, substantially to the effect that the Reorganization will be a "reorganization" within the meaning of Section 368(a) of the Code.

As a result, with respect to the Reorganization, for federal income tax purposes:

- No gain or loss will be recognized by the Acquired Fund upon (1) the transfer of all of its assets to the Acquiring Fund as described above or (2) the distribution by the Acquired Fund of the Acquiring Fund shares to the Acquired Fund's shareholders;

- No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Acquired Fund's assets solely in exchange for the issuance of the Acquiring Fund shares to the Acquired Fund and the assumption of the Acquired Fund's liabilities by the Acquiring Fund;

- The basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately before the transfer;

- The tax holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the Acquired Fund's tax holding period for those assets;

- You will not recognize gain or loss upon the exchange of your shares of the Acquired Fund solely for the Acquiring Fund shares as part of the Reorganization;

- The basis of the Acquiring Fund shares received by you in the Reorganization will be the same as the basis of your shares of the Acquired Fund surrendered in exchange; and

- The tax holding period of the Acquiring Fund shares you receive will include the tax holding period of the shares of the Acquired Fund that you surrender in the exchange, provided that the shares of the Acquired Fund were held by you as capital assets on the date of the exchange.

In rendering such opinion, counsel shall rely upon, among other things, reasonable assumptions, as well as representations of the Acquired Fund and the Acquiring Fund.

No tax ruling has been or will be received from the Internal Revenue Service ("IRS") in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

You should consult your tax adviser for the particular tax consequences to you of the transaction, including the applicability of any state, local or foreign tax laws.

ADDITIONAL TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION

Certain terms of the Agreement and Plan of Reorganization are described above. The following is a summary of certain additional terms of the Agreement and Plan of Reorganization. This summary and any other description of the terms of the Agreement and Plan of Reorganization contained in this proxy statement and prospectus are qualified in their entirety by Exhibit A, which is the Form of Agreement and Plan of Reorganization in its entirety, that is proposed for the Reorganization.

Surrender of Share Certificates. If your shares are represented by one or more share certificates before the closing date of the Reorganization, you must either surrender the certificates to your fund(s) or deliver to your fund(s) a lost certificate affidavit, in the form of and accompanied by the surety bonds that your fund(s) may require (collectively, an "Affidavit"). On the closing date of the Reorganization, all certificates that have not been surrendered will be canceled, will no longer evidence ownership of your fund's shares and will evidence ownership of Health Sciences Fund shares. Shareholders may not redeem or transfer Health Sciences Fund shares received in the Reorganization until they have surrendered their fund share certificates or delivered an Affidavit. Health Sciences Fund will not issue share certificates in the Reorganization.

Conditions to Closing the Reorganization. The obligation of the Acquired Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the performance by the Acquiring Fund of all its obligations under the Agreement and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement, paragraph 6).

The obligation of the Acquiring Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the Acquired Fund's performance of all of its obligations under the Agreement, the receipt of certain documents and financial statements from the Acquired Fund and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement, paragraph 7).

The obligations of the Acquired Fund and the Acquiring Fund are subject to approval of the Agreement by the necessary vote of the outstanding shares of the Acquired Fund, in accordance with the provisions of Acquired Fund's declaration of trust and by-laws. The fund's obligations are also subject to the receipt of a favorable opinion of Wilmer Cutler Pickering Hale and Dorr LLP as to the federal income tax consequences of the Reorganization (see Agreement, paragraph
8).

Termination of Agreement. The board of trustees of the Acquired Fund or the Acquiring Fund may terminate the Agreement (even if the shareholders of the Acquired Fund have already approved it) at any time before the Reorganization date, if that board believes that proceeding with the Reorganization would no longer be advisable.

Expenses of the Reorganization. John Hancock Advisers, LLC will pay the reorganization costs incurred in connection with entering into and carrying out the provisions of the Agreement, whether or not the Reorganization occurs.

CAPITALIZATION

With respect to each Proposal, the following tables set forth the capitalization of each fund as of October 31, 2004, and the pro forma combined capitalization of both funds as if the Reorganization had occurred on that date. If the Reorganization is consummated, the actual exchange ratios on the Reorganization date may vary from the exchange ratios indicated. This is due to changes in the market value of the portfolio securities of both funds between October 31, 2004, and the Reorganization date, changes in the amount of undistributed net investment income and net realized capital gains of both funds during that period resulting from income and distributions, and changes in the accrued liabilities of both funds during the same period. It is impossible to predict how many shares of the Acquiring Fund will actually be received and distributed by the Acquired Fund on the closing date of the Reorganization. The tables below should not be relied upon to determine the amount of Acquiring Fund shares that will actually be received and distributed.


                                 BIOTECHNOLOGY       HEALTH SCIENCES            PRO
                                      FUND                 FUND               FORMA (1)
                                 -------------       ---------------       -------------
NET ASSETS (millions)            $        20.8        $       271.9        $       292.7
NET ASSET VALUE PER SHARE
  CLASS A                        $        7.86        $       43.22        $       43.22
  CLASS B                        $        7.67        $       39.81        $       39.81
  CLASS C                        $        7.67        $       39.81        $       39.81
SHARES OUTSTANDING
  CLASS A                            1,046,686            2,895,273            3,085,624
  CLASS B                            1,147,551            3,354,889            3,575,927
  CLASS C                              488,240              332,110              426,145

(1) Assuming the Reorganization of Biotechnology Fund into Health Sciences Fund occurs. If the Reorganization of your fund had taken place on October 31, 2004, approximately 0.18, 0.19, and 0.19 Health Sciences Fund Class A, Class B, and Class C shares would have been issued for each share of Biotechnology Fund Class A, Class B, and Class C shares, respectively.

ADDITIONAL INFORMATION ABOUT THE FUNDS' BUSINESSES

The following table shows where in each fund's prospectus you can find additional information about the business of each fund.

TYPE OF INFORMATION                            HEADINGS IN EACH PROSPECTUS
-------------------                            ---------------------------
Investment objective     Goal and Strategy / Main Risks
and policies

Portfolio management     Portfolio Managers

Expenses                 Your Expenses

Custodian                Business Structure

Shares of beneficial     Your Account: Choosing a Share Class
interest

Purchase of shares       Your Account: Choosing a Share Class, How Sales Charges are Calculated, Sales
                         Charge Reductions and Waivers, Opening an Account, Buying Shares, Transaction
                         Policies, Additional Investor Services

Redemption of sales of   Your Account: Selling Shares, How Sales Charges are Calculated, Transaction
shares                   Policies

Dividends,               Dividends and Account Policies
distributions and taxes

BOARD'S EVALUATION AND RECOMMENDATION

For the reasons described above, the board of trustees of Biotechnology Fund, including the trustees who are not "interested persons" of Biotechnology Fund in the Reorganization or the Adviser ("independent trustees"), approved the Reorganization. In particular, the trustees determined that the Reorganization is in the best interests of Biotechnology Fund and that the interests of Biotechnology Fund's shareholders would not be diluted as a result of the Reorganization. Similarly, the board of trustees of Health Sciences Fund, including the independent trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Health Sciences Fund and that the interests of Health Sciences Fund's shareholders would not be diluted as a result of the Reorganization.

                    THE TRUSTEES OF YOUR FUND RECOMMEND THAT
               SHAREHOLDERS OF YOUR FUND VOTE FOR THE PROPOSAL TO
                APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.

VOTING RIGHTS AND REQUIRED VOTE

Each Acquired Fund share is entitled to one vote. Approval of each proposal described above requires the affirmative vote of a majority of the shares of the Acquired Fund outstanding and entitled to vote on each respective proposal. For this purpose, a majority of the outstanding shares of your fund means the vote of the lesser of:

(1) 67% or more of the shares present at the meeting, if the holders of more than 50% of the shares of the fund are present or represented by proxy, or

(2) more than 50% of the outstanding shares of the fund.

SHARES                             QUORUM                                     VOTING
------                             ------                                     ------
In General                All shares "present" in       Shares "present" in person will be voted in person at
                          person or by proxy are        the meeting. Shares present by proxy will be voted in
                          counted towards a             accordance with instructions.
                          quorum.

Proxy with no Voting      Considered "present" at       Voted "for" a proposal.
Instruction (other than   meeting.
Broker Non-Vote)

Broker Non-Vote           Considered "present" at       Not voted. Same effect as a vote "against" a proposal.
                          meeting.

Vote to Abstain           Considered "present" at       Not voted. Same effect as a vote "against" a proposal.
                          meeting.

If the required approval of shareholders is not obtained with respect to a proposal, the Acquired Fund subject to the proposal will continue to engage in business as a separate mutual fund and the board of trustees will consider what further action may be appropriate. This action could include, among other things, terminating a fund's expense limitation or closing the fund.

INFORMATION CONCERNING THE MEETING

SOLICITATION OF PROXIES

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the trustees, officers and employees of your fund; by personnel of your fund's investment adviser, John Hancock Advisers, LLC and its transfer agent, John Hancock Signature Services, Inc.; or by broker-dealer firms. Signature Services, together with a third party solicitation firm, has agreed to provide proxy solicitation services to the Acquired Fund at a cost of approximately $10,000. The Adviser will pay the costs of preparing, mailing and soliciting proxies, including payments to unaffiliated solicitation firms.

REVOKING PROXIES

Each Acquired Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

- By filing a written notice of revocation with the Acquired Fund's transfer agent, John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, Massachusetts 02217-1000, or

- By returning a duly executed proxy with a later date before the time of the meeting, or

- If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the secretary of your fund (without complying with any formalities) at any time before it is voted.

Being present at the meeting alone does not revoke a previously executed and returned proxy.

OUTSTANDING SHARES AND QUORUM

As of April 6, 2005 (the "record date"), the number of shares of beneficial interest of the Acquired Fund outstanding were as follows:

      FUND                            SHARES OUTSTANDING
      ----                            ------------------
Biotechnology Fund
  Class A                                   _______
  Class B                                   _______
  Class C                                   _______

Only shareholders of record on the record date are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of the Acquired Fund that are entitled to vote will be considered a quorum for the transaction of business.

OTHER BUSINESS

The Acquired Fund's board of trustees knows of no business to be presented for consideration at the meeting other than the proposal. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

ADJOURNMENTS

If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of a proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of the Acquired Fund's shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of a proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and will vote those proxies against the Reorganization against adjournment.

TELEPHONE VOTING

In addition to soliciting proxies by mail, by fax or in person, your fund may also arrange to have votes recorded by telephone by officers and employees of your fund or by personnel of the Adviser or transfer agent or a third party solicitation firm. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the meeting. Your fund has not obtained an opinion of counsel about telephone voting, but is currently not aware of any challenge.

- A shareholder will be called on a recorded line at the telephone number in a fund's account records and will be asked to provide the shareholder's social security number or other identifying information.

- The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder's instructions.

- To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

- A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

- If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

INTERNET VOTING

You will also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the meeting. Do not mail the proxy card if you are voting via the Internet. To vote via the Internet, you will need the "control number" that appears on your proxy card. These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. If you are voting via the Internet you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne to you.


To vote via the Internet:

- Read the proxy statement and have your proxy card(s) at hand.

- Go to the Web site on the proxy card.

- Enter the "control number" found on your proxy card.

- Follow the instructions on the Web site. Please call us at 1-800-225-5291 if you have any problems.

- To ensure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission and also by e-mail, if chosen.

SHAREHOLDERS' PROPOSALS

The funds are not required, and do not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders of their respective funds must submit the proposal in writing, so that it is received by the appropriate fund at 101 Huntington Avenue, Boston, Massachusetts 02199 within a reasonable time before any meeting.

OWNERSHIP OF SHARES OF THE FUNDS

To the knowledge of each fund, as of April, 2005, the following persons owned of record or beneficially 5% or more of the outstanding shares of a class of each fund, respectively:

                                          BIOTECHNOLOGY FUND
NAMES AND ADDRESSES OF OWNERS OF      ---------------------------
MORE THAN 5% OF SHARES                CLASS A   CLASS B   CLASS C
--------------------------------      -------   ------    -------
[        ]                              ---%      ---%      ---%
[        ]                              ---%      ---%      ---%
[        ]                              ---%      ---%      ---%

                                          HEALTH SCIENCES FUND
NAMES AND ADDRESSES OF OWNERS OF      ---------------------------
MORE THAN 5% OF SHARES                CLASS A   CLASS B   CLASS C
--------------------------------      -------   ------    -------
[        ]                              ---%     ---%       ---%
[        ]                              ---%     ---%       ---%
[        ]                              ---%     ---%       ---%
[        ]                              ---%     ---%       ---%

As of April, 2005, the trustees and officers of each fund owned in the aggregate less than 1% of the outstanding shares of their respective funds.

EXPERTS

The financial highlights and financial statements of (i) Health Sciences Fund, for the periods ended October 31, 2004, and (ii) Biotechnology Fund, for the periods ended October 31, 2004, are incorporated by reference into this proxy statement and prospectus. The financial statements for each fund's most recent fiscal year (but not for semi-annual periods) and financial highlights have been independently audited by the independent auditors PricewaterhouseCoopers LLP, as stated in their reports appearing in the statement of additional information. These financial statements and financial highlights have been included in reliance on their reports given on their authority as experts in accounting and auditing.

AVAILABLE INFORMATION

Each fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended and the Investment Company Act of 1940, as amended, and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the funds can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C., and at the Midwest Regional Office (500 West Madison Street, Suite 1400, Chicago, Illinois). Copies of these materials can also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

for mailing your proxy card promptly!

                                                                       Exhibit A

                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made this [__]st day of [________], 2005, by and between John Hancock World Fund, a Massachusetts business trust (the "Trust") on behalf of its series, John Hancock Health Sciences Fund (the "Acquiring Fund") and John Hancock World Fund, a Massachusetts business trust (as defined above, the "Trust"), on behalf of its series, John Hancock Biotechnology Fund (the "Acquired Fund"), each with their principal place of business at 101 Huntington Avenue, Boston, Massachusetts 02199. The Acquiring Fund and the Acquired Fund are sometimes referred to collectively herein as the "Funds" and individually as a "Fund."

This Agreement is intended to be and is adopted as a plan of "reorganization," as such term is used in Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of: (1) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for (A) the issuance of Class A shares, Class B shares and Class C shares of beneficial interest of the Acquiring Fund (the "Acquiring Fund Shares") to the Acquired Fund and (B) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by (2) the distribution by the Acquired Fund, on or promptly after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation and termination of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement.

In consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ISSUANCE OF ACQUIRING FUND SHARES; LIQUIDATION OF THE ACQUIRED FUND

     1.1 The Acquired Fund will transfer all of its assets (consisting, without limitation, of portfolio securities and instruments, dividends and interest receivables, cash and other assets), as set forth in the statement of assets and liabilities referred to in Paragraph 7.2 hereof (the "Statement of Assets and Liabilities"), to the Acquiring Fund free and clear of all liens and encumbrances, except as otherwise provided herein, in exchange for (i) the assumption by the Acquiring Fund of the known and unknown liabilities of the Acquired Fund, including the liabilities set forth in the Statement of Assets and Liabilities (the "Acquired Fund Liabilities"), which shall be assigned and transferred to the Acquiring Fund by the Acquired Fund and assumed by the Acquiring Fund, and (ii) delivery by the Acquiring Fund to the Acquired Fund, for distribution pro rata by the Acquired Fund to its shareholders in proportion to their respective ownership of Class A, Class B and Class C shares of beneficial interest of the Acquired Fund, as of the close of business on June 10, 2005 (the "Closing Date"), of a number of the Acquiring Fund Shares having an aggregate net asset value equal, in the case of each class of Acquiring Fund Shares, to the value of the assets, less such liabilities (herein referred to as the "net value of the assets") attributable to the applicable class, assumed, assigned and delivered, all determined as provided in Paragraph 2.1 hereof and as of a date and time as specified therein. Such transactions shall take place at the Closing, as defined in Paragraph 3.1 hereof. All computations shall be provided by The Bank of New York (the "Custodian"), as custodian and pricing agent for the Acquiring Fund and the Acquired Fund.

     1.2 The Acquired Fund has provided the Acquiring Fund with a list of the current securities holdings of the Acquired Fund as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities (except to the extent sales may be limited by representations made in connection with issuance of the tax opinion provided for in paragraph 8.6 hereof) but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

     1.3 John Hancock Advisers, LLC, the investment adviser to the Acquiring Fund and the Acquired Fund, will bear the expenses allocable to each fund in connection with the transactions contemplated by this Agreement, whether or not the transactions contemplated hereby are consummated.

     1.4 On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to shareholders of record (the "Acquired Fund shareholders"), determined as of the close of regular trading on the New York Stock Exchange on the Closing Date, the Acquiring Fund Shares received by the Acquired Fund pursuant to Paragraph 1.1 hereof. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund, to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders and representing the respective pro rata number and class of Acquiring Fund Shares due such shareholders. Acquired Fund shareholders who own Class A shares of the Acquired Fund will receive Class A Acquiring Fund Shares. Acquired Fund shareholders who own Class B shares of the Acquired Fund will receive Class B Acquiring Fund Shares. Acquired Fund shareholders who own Class C shares of the Acquired Fund will receive Class C Acquiring Fund Shares. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange.

     1.5 The Acquired Fund shareholders holding certificates representing their ownership of shares of beneficial interest of the Acquired Fund shall surrender such certificates or deliver an affidavit with respect to lost certificates in such form and accompanied by such surety bonds as the Acquired Fund may require (collectively, an "Affidavit"), to John Hancock Signature Services, Inc. prior to the Closing Date. Any Acquired Fund share certificate which remains outstanding on the Closing Date shall be deemed to be canceled, shall no longer evidence ownership of shares of beneficial interest of the Acquired Fund and shall evidence ownership of Acquiring Fund Shares. Unless and until any such certificate shall be so surrendered or an Affidavit relating thereto shall be delivered, dividends and other distributions payable by the Acquiring Fund subsequent to the Liquidation Date with respect to Acquiring Fund Shares shall be paid to the holder of such certificate(s), but such shareholders may not redeem or transfer Acquiring Fund Shares received in the reorganization. The Acquiring Fund will not issue share certificates in the reorganization.

     1.6 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.7 The existence of the Acquired Fund shall be terminated as promptly as practicable following the Liquidation Date.

     1.8 Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2. VALUATION

     2.1 The net asset values of the Class A, Class B and Class C Acquiring Fund Shares and the net values of the assets and liabilities of the Acquired Fund attributable to its Class A, Class B and Class C shares to be transferred shall, in each case, be determined as of the close of business (4:00 p.m. Boston time) on the Closing Date. The net asset values of the Class A, Class B and Class C Acquiring Fund Shares shall be computed by the Custodian in the manner set forth in the Acquiring Fund's Declaration of Trust as amended and restated (the "Declaration"), or By-Laws and the Acquiring Fund's then-current prospectus and statement of additional information and shall be computed in each case to not fewer than four decimal places. The net value of the assets of the Acquired Fund attributable to its Class A, Class B and Class C shares to be transferred shall be computed by the Custodian by calculating the value of the assets of each class transferred by the Acquired Fund and by subtracting therefrom the amount of the liabilities of each class assigned and transferred to and assumed by the Acquiring Fund on the Closing Date, said assets and liabilities to be valued in the manner set forth in the Acquired Fund's then current prospectus and statement of additional information and shall be computed in each case to not fewer than four decimal places.

     2.2 The number of shares of each class of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined by dividing the value of the Acquired Fund's assets attributable to that class, less the liabilities attributable to that class assumed by the Acquiring Fund, by the Acquiring Fund's net asset value per share of the same class, all as determined in accordance with Paragraph 2.1 hereof.

     2.3 All computations of value shall be made by the Custodian in accordance with its regular practice as pricing agent for the Funds.

3. CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be June 10, 2005 or such other date on or before September 30, 2005 as the parties may agree. The closing of the reorganization (the "Closing") shall be held as of 5:00 p.m. at the offices of the Trust, 101 Huntington Avenue, Boston, Massachusetts 02199, or at such other time and/or place as the parties may agree.

     3.2 Portfolio securities that are not held in book-entry form in the name of the Custodian as record holder for the Acquired Fund shall be presented by the Acquired Fund to the Custodian for examination no later than three business days preceding the Closing Date. Portfolio securities which are not held in book-entry form shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Custodian in book-entry form on behalf of the Acquired Fund shall be delivered to the Acquiring Fund by the Custodian by recording the transfer of beneficial ownership thereof on its records. The cash delivered shall be in the form of currency or by the Custodian crediting the Acquiring Fund's account maintained with the Custodian with immediately available funds.

     3.3 In the event that on the Closing Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or
         (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored on or before August 31, 2005, this Agreement may be terminated by the Acquiring Fund or by the Acquired Fund upon the giving of written notice to the other party.

     3.4 The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status of the Acquired Fund shareholders and the number of outstanding shares of each class of beneficial interest of the Acquired Fund owned by each such shareholder, all as of the close of business on the Closing Date, certified by its Treasurer, Secretary or other authorized officer (the "Shareholder List"). The Acquiring Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4. REPRESENTATIONS AND WARRANTIES

     4.1 The Trust on behalf of the Acquired Fund represents, warrants and covenants to the Acquiring Fund as follows:

       (a) The Trust is a business trust, duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the shareholders of the Acquired Fund, to carry out the transactions contemplated by this Agreement. Neither the Trust nor the Acquired Fund is required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Trust has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

       (b) The Trust is a registered investment company classified as a management company and its registration with the Commission as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect. The Acquired Fund is a non-diversified series of the Trust;

       (c) The Trust and the Acquired Fund are not, and the execution, delivery and performance of their obligations under this Agreement will not result, in violation of any provision of the Trust's Declaration of Trust, as amended and restated (as defined above, the "Declaration") or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust or the Acquired Fund is a party or by which it is bound;

       (d) Except as otherwise disclosed in writing and accepted by the Acquiring Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Trust or the Acquired Fund or any of the Acquired Fund's properties or assets. The Trust knows of no facts which might form the basis for the institution of such proceedings, and neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Fund's business or its ability to consummate the transactions herein contemplated;

       (e) The Acquired Fund has no material contracts or other commitments (other than this Agreement or agreements for the purchase of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) which will not be terminated without liability to the Acquired Fund at or prior to the Closing Date;

       (f) The audited statement of assets and liabilities, including the schedule of investments, of the Acquired Fund as of October 31, 2004 and the related statement of operations (copies of which have been furnished to the Acquiring Fund), present fairly in all material respects the financial condition of the Acquired Fund as of October 31, 2004 and the results of its operations for the period then ended in accordance with generally accepted accounting principles consistently applied, and there were no known actual or contingent liabilities of the Acquired Fund as of the respective dates thereof not disclosed therein;

       (g) Since October 31, 2004, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund;

       (h) At the date hereof and by the Closing Date, all federal, state and other tax returns and reports, including information returns and payee statements, of the Acquired Fund required by law to have been filed or furnished by such dates shall have been filed or furnished, and all federal, state and other taxes, interest and penalties shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns or reports;

       (i) The Acquired Fund has qualified for the favorable tax treatment as a regulated investment company for each taxable year of its operation and the Acquired Fund will qualify as such as of the Closing Date with respect to its taxable year ending on the Closing Date;

       (j) The authorized capital of the Acquired Fund consists of an unlimited number of shares of beneficial interest, no par value. All issued and outstanding shares of beneficial interest of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Trust. All of the issued and outstanding shares of beneficial interest of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts and classes set forth in the Shareholder List submitted to the Acquiring Fund pursuant to Paragraph 3.4 hereof. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares of beneficial interest, nor is there outstanding any security convertible into any of its shares of beneficial interest;

       (k) At the Closing Date, the Acquired Fund will have good and marketable title to the assets to be transferred to the Acquiring Fund pursuant to Paragraph 1.1 hereof, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act");

       (l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Trust, on behalf of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, subject to the approval of the Acquired Fund's shareholders;

       (m) The information to be furnished by the Acquired Fund to the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;

       (n) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in Paragraph 5.7 hereof (other than written information furnished by the Acquiring Fund for inclusion therein, as covered by the Acquiring Fund's warranty in Paragraph 4.2(m) hereof), on the effective date of the Registration Statement, on the date of the meeting of the Acquired Fund shareholders and on the Closing Date, shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading;

       (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement;

       (p) All of the issued and outstanding shares of beneficial interest of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws;

       (q) The Class A, Class B, and Class C prospectus of the Acquired Fund, dated [March 1, 2005], (the "Acquired Fund Prospectus"), furnished to the Acquiring Fund, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and

       (r) The Acquired Fund Tax Representation Certificate to be delivered by the Acquired Fund to the Acquiring Fund at Closing pursuant to Section
       7.5 (the "Acquired Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

     4.2 The Trust on behalf of the Acquiring Fund represents, warrants and covenants to the Acquired Fund as follows:

       (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry out the Agreement. Neither the Trust nor the Acquiring Fund is required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Trust has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

       (b) The Trust is a registered investment company classified as a management company and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Acquiring Fund is a non-diversified series of the Trust;

       (c) The Class A, Class B, and Class C prospectus of the Acquiring Fund dated March 1, 2005 (the "Acquiring Fund Prospectus") and statement of additional information for Class A, Class B and Class C shares of the Acquiring Fund, dated March 1, 2005, and any amendments or supplements thereto on or prior to the Closing Date, and the Registration Statement on Form N-14 filed in connection with this Agreement (the "Registration Statement") (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, the Acquiring Fund Prospectus does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and the Registration Statement will not include any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

       (d) At the Closing Date, the Trust, on behalf of the Acquiring Fund. will have good and marketable title to the assets of the Acquiring Fund;

       (e) The Trust and the Acquiring Fund are not, and the execution, delivery and performance of their obligations under this Agreement will not result in a violation of any provisions of the Trust's Declaration, or

       By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust or the Acquiring Fund is a party or by which the Trust or the Acquiring Fund is bound;

       (f) Except as otherwise disclosed in writing and accepted by the Acquired Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Trust or the Acquiring Fund or any of the Acquiring Fund's properties or assets. The Trust knows of no facts which might form the basis for the institution of such proceedings, and neither the Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions herein contemplated;

       (g) The audited statement of assets and liabilities, including the schedule of investments, of the Acquiring Fund as of October 31, 2004 and the related statement of operations for each such period (copies of which have been furnished to the Acquired Fund), present fairly in all material respects the financial condition of the Acquiring Fund as of October 31, 2004, the results of its operations for the period then ended in accordance with generally accepted accounting principles consistently applied, and there were no known actual or contingent liabilities of the Acquiring Fund as of the respective dates thereof not disclosed therein;

       (h) Since October 31, 2004, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Trust on behalf of the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed to and accepted by the Acquired Fund;

       (i) Each of the Acquiring Fund and its predecessors has qualified for the favorable tax treatment as a regulated investment company for each taxable year of its operation and the Acquiring Fund will continue to qualify as such as of the Closing Date and thereafter;

       (j) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest, no par value per share. All issued and outstanding shares of beneficial interest of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Trust. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares of beneficial interest, nor is there outstanding any security convertible into any of its shares of beneficial interest;

       (k) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Trust on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms;

       (l) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement, when so issued and delivered, will be duly and validly issued shares of beneficial interest of the Acquiring Fund and will be fully paid and nonassessable by the Trust;

       (m) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

       (n) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by the Agreement, except for the registration of the Acquiring Fund Shares under the 1933 Act and the 1940 Act; and

       (o) The Acquiring Fund Tax Representation Certificate to be delivered by the Acquiring Fund to the Acquired Fund at Closing pursuant to Section
       6.3 (the "Acquiring Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

5. COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     5.1 Except as expressly contemplated herein to the contrary, the Trust, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund, will operate their respective businesses in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions and any other distributions necessary or desirable to avoid federal income or excise taxes.

     5.2 The Trust on behalf of the Acquired Fund will call a meeting of the Acquired Fund shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Acquired Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.4 The Trust, on behalf of the Acquired Fund, will provide such information within its possession or reasonably obtainable as the Trust on behalf of the Acquiring Fund requests concerning the beneficial ownership of the Acquired Fund's shares of beneficial interest.

     5.5 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund each shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

     5.6 The Trust, on behalf of the Acquired Fund, shall furnish to the Trust, on behalf of the Acquiring Fund, on the Closing Date the Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date, which statement shall be prepared in accordance with generally accepted accounting principles consistently applied and shall be certified by the Acquired Fund's Treasurer or Assistant Treasurer. As promptly as practicable but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Trust, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, and which statement will be certified by the President of the Acquired Fund.

     5.7 The Trust on behalf of the Acquiring Fund will prepare and file with the Commission the Registration Statement in compliance with the 1933 Act and the 1940 Act in connection with the issuance of the Acquiring Fund Shares as contemplated herein.

     5.8 The Trust on behalf of the Acquired Fund will prepare a Proxy Statement, to be included in the Registration Statement in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and the rules and regulations thereunder (collectively, the "Acts") in connection with the special meeting of shareholders of the Acquired Fund to consider approval of this Agreement.

     5.9 Neither the Acquired Fund nor the Acquiring Fund shall take any action that is inconsistent with the representations set forth in, with respect to the Acquired Fund, the Acquired Fund Tax Representation Certificate, and with respect to the Acquiring Fund, the Acquiring Fund Tax Representation Certificate, to the extent such action would prevent the reorganization from qualifying as a "reorganization" under Section 368(a) of the Code. The parties hereby adopt this Agreement as a "plan of reorganization" within the meaning of Section 1.368-2(g) and 1.368-3(a) of the income tax regulations promulgated under the Code. Unless otherwise required pursuant to a "determination" within the meaning of Section 1313(a) of the Code or otherwise, the parties hereto shall treat and report the transactions contemplated hereby as a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and shall not take any position inconsistent with such treatment.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST ON BEHALF OF THE ACQUIRED
   FUND

The obligations of the Trust on behalf of the Acquired Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Trust on behalf of the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1 All representations and warranties of the Trust on behalf of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     6.2 The Trust on behalf of the Acquiring Fund shall have delivered to the Trust on behalf of the Acquired Fund a certificate executed in its name by the Trust's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Trust on behalf of the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust on behalf of the Acquired Fund shall reasonably request; and

     6.3 The Acquiring Fund shall have delivered to the Acquired Fund an Acquiring Fund Tax Representation Certificate in a form acceptable to Wilmer Cutler Pickering Hale and Dorr LLP, the Acquired Fund and the Acquiring Fund concerning certain tax-related matters with respect to the Acquiring Fund.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST ON BEHALF OF THE ACQUIRING FUND

The obligations of the Trust on behalf of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Trust on behalf of the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of the Trust on behalf of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 The Trust on behalf of the Acquired Fund shall have delivered to the Trust on behalf of the Acquiring Fund the Statement of Assets and Liabilities of the Acquired Fund, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Acquired Fund;

     7.3 The Trust on behalf of the Acquired Fund shall have delivered to the Trust on behalf of the Acquiring Fund on the Closing Date a certificate executed in the name of the Acquired Fund by a President or Vice President and a Treasurer or Assistant Treasurer of the Acquired Fund, in form and substance satisfactory to the Trust on behalf of the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust on behalf of the Acquiring Fund shall reasonably request;

     7.4 At or prior to the Closing Date, the Acquired Fund's investment adviser, or an affiliate thereof, shall have made all payments, or applied all credits, to the Acquired Fund required by any applicable contractual [or voluntary] expense limitation; and

     7.5 The Acquired Fund shall have delivered to the Acquiring Fund an Acquired Fund Tax Representation Certificate in a form acceptable to Wilmer Cutler Pickering Hale and Dorr LLP, the Acquired Fund and the Acquiring Fund concerning certain tax-related matters with respect to the Acquired Fund.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST, ON BEHALF OF THE ACQUIRED FUND, AND THE TRUST, ON BEHALF OF THE ACQUIRING FUND

The obligations hereunder of the Trust, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund, are each subject to the further conditions that on or before the Closing Date:

     8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of the Acquired Fund in accordance with the provisions of the Trust 's Declaration and By-Laws, and certified copies of the resolutions evidencing such approval by the Acquired Fund's shareholders shall have been delivered by the Acquired Fund to the Trust on behalf of the Acquiring Fund;

     8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain changes or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and their "no-action" positions) deemed necessary by the

         Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund, to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself;

     8.4 The Registration Statement shall have become effective under the 1933 Act and the 1940 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act or the 1940 Act;

     8.5 The Acquired Fund shall have distributed to its shareholders, in a distribution or distributions qualifying for the deduction for dividends paid under Section 561 of the Code, all of its investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the Code) for its taxable year ending on the Closing Date, all of the excess of (i) its interest income excludable from gross income under Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ending on the Closing Date, and all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carryforward, for its taxable year ending on the Closing Date; and

     8.6 The parties shall have received an opinion of Wilmer Cutler Pickering Hale and Dorr LLP, satisfactory to the Trust, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund, substantially to the effect that for federal income tax purposes the acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of all of the Acquired Fund Liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for their shares of beneficial interest of the Acquired Fund and the termination of the Acquired Fund, will constitute a "reorganization" within the meaning of
         Section 368(a) of the Code. Notwithstanding anything herein to the contrary, neither the Trust, on behalf of the Acquiring Fund, nor the Trust, on behalf of the Acquired Fund, may waive the conditions set forth in this Paragraph 8.6.

9. BROKERAGE FEES AND EXPENSES

     9.1 The Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund, represent and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 John Hancock Advisers, LLC, the investment adviser to the Acquiring Fund and the Acquired Fund, will bear the expenses allocable to each fund in connection with transactions contemplated by this Agreement, whether or not the transaction contemplat4ed hereby are consummated.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

   10.1 The Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund, agree that neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraph 4 hereof and that this Agreement constitutes the entire agreement between the parties.

   10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

11. TERMINATION

   11.1 This Agreement may be terminated by the mutual agreement of the Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

           (a) because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;

           (b) because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met;

           (c) by resolution of the Trust's Board of Trustees, on behalf of the Acquiring Fund, if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund's shareholders; or

           (d) by resolution of the Trust's Board of Trustees, on behalf of the Acquired Fund, if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquired Fund's shareholders.

     11.2 In the event of any such termination, there shall be no liability for damages on the part of the Trust, the Acquiring Fund, or the Acquired Fund, or the Trustees or officers of the Trust, but each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

12. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon by the authorized officers of the Trust. However, following the meeting of shareholders of the Acquired Fund held pursuant to Paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Acquiring Fund Shares to be received by the Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval; provided that nothing contained in this Article 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

13. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquiring Fund or to the Acquired Fund, each at 101 Huntington Avenue, Boston, Massachusetts 02199, Attention:
President, and, in either case, with copies to Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, Attention: David C. Phelan, Esq.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

   14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

   14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

   14.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

   14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the prior written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

   14.5 All persons dealing with the Trust must look solely to the property of the Trust for the enforcement of any claims against the Trust. The Trustees, officers, agents and shareholders of the Trust assume no personal liability for obligations entered into on behalf of the Trust. None of the other series of the Trust shall be responsible for any obligations assumed by or on behalf of the Acquiring Fund or the Acquired Fund under this Agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and has caused its corporate seal to be affixed hereto.



                                      JOHN HANCOCK WORLD FUND on behalf of
                                      JOHN HANCOCK BIOTECHNOLOGY FUND



                                      By:_______________________________________

                                      /s/James A. Shepherdson
                                      James A. Shepherdson
                                      President and Chief Executive Officer





                                      JOHN HANCOCK WORLD FUND, on behalf of
                                      JOHN HANCOCK HEALTH SCIENCES FUND



                                      By:_______________________________________

                                         /s/Susan S. Newton
                                         Susan S. Newton
                                         Senior Vice President and Secretary

                                                     VOTE THIS PROXY CARD TODAY!
                                        YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                                              THE EXPENSE OF ADDITIONAL MAILINGS


JOHN HANCOCK BIOTECHNOLOGY FUND
SPECIAL MEETING OF SHAREHOLDERS -June 8, 2005
PROXY SOLICITATION BY THE BOARD OF TRUSTEES

         The undersigned, revoking previous proxies, hereby appoint(s) James A. Shepherdson, Susan S. Newton and William H. King, with full power of substitution in each, to vote all the shares of beneficial interest of John Hancock Biotechnology Fund ("Biotechnology Fund") which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders (the "Meeting") of Biotechnology Fund to be held at 101 Huntington Avenue, Boston, Massachusetts, on June 8, 2005 at 9:00 a.m., Boston time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated April 18, 2005 is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal.

                                        Date                     , 2005
                                        -------------------------------

                                         PLEASE SIGN, DATE AND RETURN
                                         PROMPTLY IN ENCLOSED ENVELOPE


                                        ---------------------------------

                                        ---------------------------------
                                                 Signature(s)

                    NOTE: Signature(s) should agree with the name(s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                     VOTE THIS PROXY CARD TODAY!
                                                  YOUR PROMPT RESPONSE WILL SAVE
                                              THE EXPENSE OF ADDITIONAL MAILINGS


SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) PROPOSAL 1 IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGEMENT.

              PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

(1) To approve an Agreement and Plan of Reorganization between John Hancock Biotechnology Fund ("Biotechnology Fund") and John Hancock Health Sciences Fund ("Health Sciences Fund"). Under this Agreement, Biotechnology Fund would transfer all of its assets to Health Sciences Fund in exchange for shares of Health Sciences Fund. These shares will be distributed proportionately to you and the other shareholders of Biotechnology Fund. Health Sciences Fund will also assume Biotechnology Fund's liabilities.

         FOR      |_|                AGAINST  |_|               ABSTAIN  |_|

                 PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.

                                     Part B

                       Statement of Additional Information

                     JOHN HANCOCK HEALTH SCIENCES FUND
        (the "Acquiring Fund", and a series of John Hancock World Fund)

                         JOHN HANCOCK BIOTECHNOLOGY FUND
         (the "Acquired Fund", and a series of John Hancock World Fund)

                              101 Huntington Avenue
                                Boston, MA 02199
                                 1-800-225-5291

                                 April 18, 2005

This Statement of Additional Information provides additional information and is not a prospectus. It should be read in conjunction with the related proxy statement and prospectus that is also dated April 18, 2005. This Statement of Additional Information provides additional information about John Hancock Health Sciences Fund and the Fund that it is acquiring, John Hancock Biotechnology Fund. Please retain this Statement of Additional Information for future reference. A copy of the proxy statement and prospectus can be obtained free of charge by calling John Hancock Signature Services, Inc., at 1-800-225-5291.

                 NOTE REGARDING PRO FORMA FINANCIAL INFORMATION

In accordance with Item 14(a)(2) of Form N-14, pro forma financial statements were not prepared for the proposed reorganization of the Acquired Fund into the Acquiring Fund, since the net asset value of the Acquired Fund did not exceed ten percent of the net asset value of the Acquiring Fund on March 7, 2005.

                                Table Of Contents

                                                                          Page
Introduction                                                                3
Additional Information about the Acquiring Fund                             3
General Information and History                                             3
Investment Objective and Policies                                           3
Management of the Acquiring Fund                                            3
Control Persons and Principal Holders of Shares                             3
Investment Advisory and Other Services                                      3
Brokerage Allocation and Other Practices                                    3
Capital Stock and Other Securities                                          3
Purchase, Redemption and Pricing of Acquiring Fund Shares                   3
Tax Status                                                                  4
Underwriters                                                                4
Calculation of Performance Data                                             4
Financial Statements                                                        4
                                                                            4
Additional Information about the Acquired Fund
General Information and History                                             4
Investment Objective and Policies                                           4
Management of the Acquired Fund                                             4
Control Persons and Principal Holders of Shares                             4
Investment Advisory and Other Services                                      4
Brokerage Allocation and Other Practices                                    4
Capital Stock and Other Securities                                          4
Purchase, Redemption and Pricing of Acquired Fund Shares                    5
Tax Status                                                                  5
Underwriters                                                                5
Calculation of Performance Data                                             5
Financial Statements                                                        5

Exhibits

A - Statement of Additional Information, dated March 1, 2005, of the Acquiring Fund including audited financial statements as of October 31, 2004.

B - Statement of Additional Information, dated March 1, 2005, of the Acquired Fund including audited financial statements as of October 31, 2004.

                                  INTRODUCTION

This Statement of Additional Information ("SAI") is intended to supplement the information provided in a proxy statement and prospectus dated April 18, 2005. The proxy statement and prospectus has been sent to the shareholders of the Acquired Fund in connection with the solicitation by the Trustees of the Acquired Fund of proxies to be voted at the Special Meeting of Shareholders of the Acquired Fund to be held on June 8, 2005. This Statement of Additional Information incorporates by reference the Statement of Additional Information of the Acquiring Fund, dated March 1, 2005, and the Statement of Additional Information of the Acquired Fund, dated March 1, 2005. The SAI for the Acquiring Fund and the SAI for the Acquired Fund are included with this Statement of Additional Information.

                 Additional Information About the Acquiring Fund
                 -----------------------------------------------

General Information and History
-------------------------------
For additional information about the Acquiring Fund generally and its history, see "Organization of the Fund" in the Acquiring Fund SAI attached hereto as Exhibit A.

Investment Objective and Policies
---------------------------------
For additional information about the Acquiring Fund's investment objective, policies and restrictions, see "Investment Objective and Policies" and "Investment Restrictions" in the Acquiring Fund SAI attached hereto as Exhibit A.

Management of the Acquiring Fund
--------------------------------
For additional information about the Acquiring Fund's Board of Trustees, officers and management personnel, see "Those Responsible for Management" and "Additional Information About the Fund's Portfolio Manager" in the Acquiring Fund SAI attached hereto as Exhibit A.

Control Persons and Principal Holders of Shares
-----------------------------------------------
For additional information about control persons of the Acquiring Fund and principal holders of shares of the Acquiring Fund, see "Those Responsible for Management" in the Acquiring Fund SAI attached hereto as Exhibit A.

Investment Advisory and Other Services
--------------------------------------
For additional information about the Acquiring Fund's investment adviser, custodian, transfer agent and independent accountants, see "Investment Advisory and Other Services", "Distribution Contracts", "Transfer Agent Services", "Custody of Portfolio", and "Independent Registered Public accounting Firm" in the Acquiring Fund SAI attached hereto as Exhibit A.

Brokerage Allocation and Other Practices
----------------------------------------
For additional information about the Acquiring Fund's brokerage allocation practices, see "Brokerage Allocation" in the Acquiring Fund SAI attached hereto as Exhibit A.

Capital Stock and Other Securities
----------------------------------
For additional information about the voting rights and other characteristics of the Acquiring Fund's shares of beneficial interest, see "Description of the Fund's Shares" in the Acquiring Fund SAI attached hereto as Exhibit A.

Purchase, Redemption and Pricing of Acquiring Fund Shares
---------------------------------------------------------
For additional information about the purchase, redemption and pricing of the Acquiring Fund's shares, see "Net Asset Value", "Initial Sales Charge on Class A shares", "Deferred Sales Charge on Class B and Class C shares "Sales Compensation", "Special Redemptions", "Additional Services and Programs", and "Purchase and Redemptions through Third Parties" in the Acquiring Fund SAI attached hereto as Exhibit A.

Tax Status
----------
For additional information about the tax status of the Acquiring Fund, see "Tax Status" in the Acquiring Fund SAI, attached hereto as Exhibit A.

Underwriters
------------
For additional information about the Acquiring Fund's principal underwriter and the distribution contract between the principal underwriter and the Acquiring Fund, see "Distribution Contracts" in the Acquiring Fund SAI attached hereto as Exhibit A.

Calculation of Performance Data
-------------------------------
For additional information about the investment performance of the Acquiring Fund, see "Calculation of Performance" in the Acquiring Fund SAI attached hereto as Exhibit A.

Financial Statements
--------------------
Audited annual financial statements of the Acquiring Fund at October 31, 2004 are attached to the Acquiring Fund SAI, which is attached hereto as Exhibit A.


                 Additional Information About the Acquired Fund
                 ----------------------------------------------

General Information and History
-------------------------------
For additional information about the Acquired Fund generally and its history, see "Organization of the Fund" in the Acquired Fund SAI attached hereto as Exhibit B.

Investment Objective and Policies
---------------------------------
For additional information about the Acquired Fund's investment objectives, policies and restrictions, see "Investment Objective and Policies" and "Investment Restrictions" in the Acquired Fund SAI attached hereto as Exhibit B.

Management of Acquired Fund
---------------------------
For additional information about the Acquired Fund's Board of Trustees, officers and management personnel, see "Those Responsible for Management" and "Additional Information About the Fund's Portfolio Manager" in the Acquired Fund SAI attached hereto as Exhibit B.

Control Persons and Principal Holders of Shares
-----------------------------------------------
For additional information about control persons of the Acquiring Fund and principal holders of shares of the Acquiring Fund, see "Those Responsible for Management" in the Acquiring Fund SAI attached hereto as Exhibit A.

Investment Advisory and Other Services
--------------------------------------
For additional information about the Acquired Fund's investment adviser, custodian, transfer agent and independent accountants, see "Investment Advisory and Other Services", "Distribution Contracts", "Transfer Agent Services", "Custody of Portfolio" and "Independent Registered Public Accounting Firm" in the Acquired Fund SAI attached hereto as Exhibit B.

Brokerage Allocation and Other Practices
----------------------------------------
For additional information about the Acquired Fund's brokerage allocation practices, see "Brokerage Allocation" in the Acquired Fund SAI attached hereto as Exhibit B.

Capital Stock and Other Securities
----------------------------------
For additional information about the voting rights and other characteristics of the Acquired Fund's shares of beneficial interest, see "Description of the Fund's Shares" in the Acquired Fund SAI attached hereto as Exhibit B.

Purchase, Redemption and Pricing of Acquired Fund Shares
--------------------------------------------------------
For additional information about the purchase, redemption and pricing of the Acquired Fund's shares, see "Net Asset Value", "Initial Sales Charge on Class A shares", "Deferred Sales Charge on Class B and Class C shares", "Sales Compensation", "Additional Services and Programs", "Special Redemptions" and "Purchases and Redemptions Through Third Parties" in the Acquired Fund SAI attached hereto as Exhibit B.

Tax Status
----------
For additional information about the tax status of the Acquired Fund, see "Tax Status" in the Acquired Fund SAI attached hereto as Exhibit B.

Underwriters
------------
For additional information about the Acquired Fund's principal underwriter and the distribution contract between the principal underwriter and the Acquired Fund, see "Distribution Contracts" in the Acquired Fund SAI attached hereto as Exhibit B.

Calculation of Performance Data
-------------------------------
For additional information about the investment performance of the Acquired Fund, see "Calculation of Performance" in the Acquired Fund SAI attached hereto as Exhibit B.

Financial Statements
--------------------
Audited annual financial statements of the Acquired Fund at October 31, 2004 are attached to the Acquired Fund SAI, which is attached hereto as Exhibit B.

             Supplement to the John Hancock Sector Funds Prospectus
                               dated March 1, 2005


John Hancock Technology Fund

On page 13, the "Subadviser" and "Portfolio Managers" sections have been deleted and replaced with the following:

Portfolio Manager

Anurag Pandit, CFA
Joined fund team in 2005

On page 24, the "Business Structure" section has been amended to delete all references to American Fund Advisors, Inc. in their entirety.

On page 25, the Management Biographies for Barry J. Gordon, Marc H. Klee and Alan J. Loewenstein have been deleted and the following Management Biography has been added:

Anurag Pandit, CFA
Vice president
Joined John Hancock Advisers in 1996
Began business career in 1984


March 18, 2005

JOHN HANCOCK

Sector Funds

PROSPECTUS                                                              3.1.2005

Financial Industries Fund

Health Sciences Fund

Real Estate Fund

Regional Bank Fund

Technology Fund

[JOHN HANCOCK FUNDS LOGO]

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

CONTENTS

JOHN HANCOCK SECTOR FUNDS

FINANCIAL INDUSTRIES FUND                                4
HEALTH SCIENCES FUND                                     6
REAL ESTATE FUND                                         8
REGIONAL BANK FUND                                      10
TECHNOLOGY FUND                                         12

YOUR ACCOUNT

CHOOSING A SHARE CLASS                                  14
HOW SALES CHARGES ARE CALCULATED                        14
SALES CHARGE REDUCTIONS AND WAIVERS                     15
OPENING AN ACCOUNT                                      16
BUYING SHARES                                           17
SELLING SHARES                                          18
TRANSACTION POLICIES                                    20
DIVIDENDS AND ACCOUNT POLICIES                          22
ADDITIONAL INVESTOR SERVICES                            23

FUND DETAILS

BUSINESS STRUCTURE                                      24
MANAGEMENT BIOGRAPHIES                                  25
FINANCIAL HIGHLIGHTS                                    26

FOR MORE INFORMATION                            BACK COVER

OVERVIEW

JOHN HANCOCK SECTOR FUNDS

These funds seek long-term growth by investing primarily in stocks of a single sector or group of industries. Each fund has its own strategy and its own risk profile.

WHO MAY WANT TO INVEST

THESE FUNDS MAY BE APPROPRIATE FOR INVESTORS WHO:

-     want to target a particular sector or group of industries

-     have longer time horizons

-     want to further diversify their portfolios

- are seeking funds for the aggressive growth portion of an asset allocation portfolio

- are investing for retirement or other goals that are many years in the future

SECTOR FUNDS MAY NOT BE APPROPRIATE IF YOU:

-     are investing with a shorter time horizon in mind

-     are uncomfortable with an investment whose value may vary substantially

RISKS OF MUTUAL FUNDS

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

THE MANAGEMENT FIRM

All John Hancock sector funds are managed by John Hancock Advisers, LLC. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc., (a subsidiary of Manulife Financial Corporation) and as of December 31, 2004, managed approximately $30 billion in assets.

FUND INFORMATION KEY

Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[GRAPHIC]

GOAL AND STRATEGY

The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[GRAPHIC]

PAST PERFORMANCE

The fund's total return, measured year-by-year and over time.

[GRAPHIC]

MAIN RISKS

The major risk factors associated with the fund.

[GRAPHIC]

YOUR EXPENSES

The overall costs borne by an investor in the fund, including sales charges and annual expenses.

FINANCIAL INDUSTRIES FUND

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in stocks of U.S. and foreign financial services companies of any size. These companies include banks, thrifts, finance companies, brokerage and advisory firms, real estate-related firms, insurance companies and financial holding companies.

In managing the portfolio, the managers focus primarily on stock selection rather than industry allocation.

In choosing individual stocks, the managers use fundamental financial analysis to identify securities that appear comparatively undervalued. Given the industry-wide trend toward consolidation, the managers also invest in companies that appear to be positioned for a merger. The managers generally gather firsthand information about companies from interviews and company visits.

The fund may invest in U.S. and foreign bonds, including up to 5% of net assets in junk bonds (those rated below BBB/Baa and their unrated equivalents). It may also invest up to 15% of net assets in investment-grade short-term securities.

The fund may make limited use of certain derivatives (investments whose value is based on indexes, securities or currencies).

In abnormal circumstances, the fund may temporarily invest up to 80% of its assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

CLASS A, TOTAL RETURNS

BEST QUARTER: Q3 '00, 22.94%
WORST QUARTER: Q3 '98, -20.12%

AFTER-TAX RETURNS

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INDEXES (reflect no fees or taxes)

STANDARD & POOR'S 500 INDEX, an unmanaged index that includes 500 widely traded stocks.

STANDARD & POOR'S 500 FINANCIAL INDEX, an unmanaged index of financial sector stocks in the Standard & Poor's 500 Index.

CLASS A CALENDAR YEAR TOTAL RETURNS (WITHOUT SALES CHARGES)

[BAR CHART]

1997            37.76%
1998             4.93%
1999            -1.07%
2000            30.39%
2001           -17.86%
2002           -16.40%
2003            26.43%
2004             9.75%

AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGE) FOR PERIODS ENDING
12-31-04

                                                                            LIFE OF   LIFE OF    LIFE OF
                                                          1 YEAR   5 YEAR   CLASS A   CLASS B    CLASS C
Class A before tax (began 3-14-96)                         4.25%    3.37%    10.28%       --         --
Class A after tax on distributions                         3.73%    3.18%     9.78%       --         --
Class A after tax on distributions, with sale              3.11%    2.83%     8.82%       --         --
Class B before tax (began 1-14-97)                         3.95%    3.36%       --      6.51%        --
Class C before tax (began 3-1-99)                          7.95%    3.70%       --        --       3.21%
--------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index                               10.88%   -2.30%     9.22%     7.51%      1.16%
Standard & Poor's 500 Financial Index                     10.88%    7.26%    13.87%    11.37%      6.12%

[GRAPHIC]

MAIN RISKS

The value of your investment will fluctuate in response to stock market movements. The fund's management strategy has a significant influence on fund performance. Because the fund focuses on a single sector of the economy, its performance depends in large part on the performance of that sector. As a result, the value of your investment may fluctuate more widely than it would in a fund that is diversified across sectors.

For instance, when interest rates fall or economic conditions deteriorate, the stocks of banks and financial services companies could suffer losses. Also, rising interest rates can reduce profits by narrowing the difference between these companies' borrowing and lending rates. In addition, securities of small and medium-size companies are more volatile than those of larger companies.

Stocks of financial services companies as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. In addition, if the managers' stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

-     Certain derivatives could produce disproportionate losses.

- In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

- Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

- Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise. This risk is greater for longer maturity bonds. Junk bond prices can fall on bad news about the economy, an industry or a company.

[GRAPHIC]

YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

SHAREHOLDER TRANSACTION EXPENSES(1)                            CLASS A         CLASS B        CLASS C
Maximum front-end sales charge (load) on purchases as
a % of purchase price                                           5.00%           none           none
Maximum deferred sales charge (load) as a % of purchase
or sale price, whichever is less                                none(2)         5.00%          1.00%

ANNUAL OPERATING EXPENSES                                      CLASS A         CLASS B        CLASS C
Management fee                                                  0.77%           0.77%          0.77%
Distribution and service (12b-1) fees                           0.30%           1.00%          1.00%
Other expenses                                                  0.41%           0.41%          0.41%
Total fund operating expenses                                   1.48%           2.18%          2.18%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

        EXPENSES                                   YEAR 1     YEAR 3      YEAR 5    YEAR 10
Class A                                             $643       $945       $1,268    $2,180
Class B with redemption                             $721       $982       $1,370    $2,336
Class B without redemption                          $221       $682       $1,170    $2,336
Class C with redemption                             $321       $682       $1,170    $2,513
Class C without redemption                          $221       $682       $1,170    $2,513

(1) A $4.00 fee will be charged for wire redemptions.

(2) Except for investments of $1 million or more; see "How sales charges are calculated."

PORTFOLIO MANAGERS

JAMES K. SCHMIDT, CFA

Managed fund since it began in 1996 Primarily responsible for fund management

THOMAS M. FINUCANE

Rejoined fund team in 2004 Day-to-day purchase and sale decisions; analysis of insurance, brokerage and asset management issuers

LISA A. WELCH

Joined fund team in 1998 Analysis of banking sector issuers

See page 25 for the management biographies.

FUND CODES

CLASS A         Ticker           FIDAX
                CUSIP            409905502
                Newspaper        FinIndA
                SEC number       811-3999
                JH fund number   70

CLASS B         Ticker           FIDBX
                CUSIP            409905601
                Newspaper        FinIndB
                SEC number       811-3999
                JH fund number   170

CLASS C         Ticker           FIDCX
                CUSIP            409905874
                Newspaper        FinIndC
                SEC number       811-3999
                JH fund number   570

HEALTH SCIENCES FUND

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of its assets in stocks of U.S. and foreign health sciences companies. These companies derive more than half of their revenues from health sciences related activities or commit more than half of their assets to these activities. Because the fund is non-diversified, it may invest more than 5% of assets in securities of individual companies.

In managing the portfolio, the manager studies economic trends to allocate assets among the following major categories:

-     pharmaceuticals and biotechnology

-     medical devices and analytical equipment

-     health-care services

The manager also uses broad economic analysis to identify promising industries within these categories.

The management team then uses fundamental financial analysis to identify individual companies of any size that appear most attractive in terms of earnings stability, growth potential and valuation. The team generally assesses the senior management of companies through interviews and company visits. The fund may use certain derivatives (investments whose value is based on indexes, securities or currencies).

In abnormal circumstances, the fund may temporarily invest more than 20% of its assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

CLASS A, TOTAL RETURNS

BEST QUARTER: Q2 '97, 23.14%
WORST QUARTER: Q1 '01, -18.76%

AFTER-TAX RETURNS

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INDEXES (reflect no fees or taxes)

STANDARD & POOR'S 500 INDEX, an unmanaged index that includes 500 widely traded stocks.

RUSSELL 3000 HEALTHCARE INDEX, an unmanaged index of healthcare sector stocks in the Russell 3000 Index, which represents the 3,000 largest U.S. companies based on total market capitalization.

CLASS A CALENDAR YEAR TOTAL RETURNS (WITHOUT SALES CHARGES)

[BAR CHART]

1995            39.88%
1996             6.50%
1997            29.73%
1998            19.49%
1999            -0.64%
2000            38.22%
2001           -11.85%
2002           -19.81%
2003            26.35%
2004            11.70%

AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGE) FOR PERIODS ENDING
12-31-04

                                                                                            LIFE OF
                                                           1 YEAR     5 YEAR     10 YEAR    CLASS C
Class A before tax                                          6.11%      5.55%      11.63%        --
Class A after tax on distributions                          5.54%      5.04%      11.16%        --
Class A after tax on distributions, with sale               4.64%      4.60%      10.21%        --
Class B before tax                                          5.93%      5.57%      11.56%        --
Class C before tax (began 3-1-99)                           9.93%      5.89%         --       5.93%
---------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index                                10.88%     -2.30%      12.07%      1.16%
Russell 3000 Healthcare Index                               3.91%      3.39%      13.98%      1.67%

[GRAPHIC]

MAIN RISKS

The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Because the fund focuses on a particular group of industries, its performance depends in large part on the performance of those industries. As a result, the value of your investment may fluctuate more widely than it would in a fund that is diversified across sectors.

Stocks of health sciences companies as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. In addition, if the manager's industry allocation or security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

- If the fund invests heavily in a single issuer, its performance could suffer significantly from adverse events affecting that issuer.

-     Certain derivatives could produce disproportionate losses.

- Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

- Stocks of small- and medium-size companies can be more volatile than those of large companies.

[GRAPHIC]

YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

SHAREHOLDER TRANSACTION EXPENSES(1)                                 CLASS A        CLASS B      CLASS C
Maximum front-end sales charge (load) on purchases
as a % of purchase price                                              5.00%          none         none
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less                   none(2)        5.00%        1.00%

ANNUAL OPERATING EXPENSES                                           CLASS A        CLASS B      CLASS C
Management fee                                                        0.77%          0.77%        0.77%
Distribution and service (12b-1) fees                                 0.30%          1.00%        1.00%
Other expenses                                                        0.50%          0.50%        0.50%
Total fund operating expenses                                         1.57%          2.27%        2.27%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

         EXPENSES                      YEAR 1    YEAR 3    YEAR 5    YEAR 10
Class A                                $  652    $  971    $1,312    $2,274
Class B with redemption                $  730    $1,009    $1,415    $2,430
Class B without redemption             $  230    $  709    $1,215    $2,430
Class C with redemption                $  330    $  709    $1,215    $2,605
Class C without redemption             $  230    $  709    $1,215    $2,605

(1) A $4.00 fee will be charged for wire redemptions.

(2) Except for investments of $1 million or more; see "How sales charges are calculated."

PORTFOLIO MANAGER

LINDA I. MILLER, CFA

Joined fund team in 1995

See page 25 for the management biographies.

FUND CODES

CLASS A        Ticker                JHGRX
               CUSIP                 410233308
               Newspaper             HthSciA
               SEC number            811-4932
               JH fund number        28

CLASS B        Ticker                JHRBX
               CUSIP                 410233704
               Newspaper             HthSciB
               SEC number            811-4932
               JH fund number        128

CLASS C        Ticker                JHRCX
               CUSIP                 410233852
               Newspaper             --
               SEC number            811-4932
               JH fund number        528

REAL ESTATE FUND

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term growth of capital. Income is a secondary goal. To pursue these goals, the fund normally invests at least 80% of its assets in securities of real estate companies of any size. These include U.S. and foreign companies in the businesses of owning, managing or marketing real estate; companies in related industries, such as financing or construction; and companies in other businesses that have at least half their assets in real estate holdings.

The fund generally focuses on real estate investment trusts (REITs), which hold real estate and mortgages. The fund invests in companies that are considered fundamentally undervalued due to changing economic conditions, regional economic factors or industry consolidation.

The fund may invest up to 20% of assets in junk bonds rated as low as BB and their unrated equivalents, and up to 15% of assets in foreign securities. The fund may invest up to 20% of its assets in securities of issuers that are not considered real estate companies.

At different times, the fund may emphasize different types of securities or issuers, depending on the managers' outlook for interest rates, real estate prices and other factors.

The fund may use certain derivatives (investments whose value is based on indexes, securities or currencies), especially in managing its exposure to interest rate risk. However, it does not intend to use them extensively.

In abnormal circumstances, the fund may temporarily invest more than 20% of its assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund has traded securities actively in the past, and may continue to do so, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

CLASS A, TOTAL RETURNS

BEST QUARTER: Q4 '04, 15.21%
WORST QUARTER: Q3 '02, -12.49%

AFTER-TAX RETURNS

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INDEXES (reflect no fees or taxes)

STANDARD & POOR'S 500 INDEX, an unmanaged index that includes 500 widely traded stocks.

MORGAN STANLEY REIT INDEX, an unmanaged index consisting of the most actively traded real estate investment trusts.

CLASS A CALENDAR YEAR TOTAL RETURNS (WITHOUT SALES CHARGES)

[BAR CHART]

1999       2.38%
2000      26.39%
2001      13.06%
2002       0.06%
2003      35.84%
2004      29.78%

AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGE) FOR PERIODS ENDING
12-31-04

                                                                                 LIFE OF      LIFE OF      LIFE OF
                                                         1 YEAR      5 YEAR      CLASS A      CLASS B      CLASS C
Class A before tax (began 9-30-98)                       23.29%      19.07%      15.51%           --           --
Class A after tax on distributions                       21.64%      16.91%      12.93%           --           --
Class A after tax on distributions, with sale            15.16%      15.31%      11.81%           --           --
Class B before tax (began 3-1-00)                        23.85%         --          --         20.53%          --
Class C before tax (began 3-1-00)                        27.85%         --          --            --        20.73%
------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index                              10.88%      -2.30%      4.38%         -1.13%       -1.13%
Morgan Stanley REIT Index                                31.49%      21.67%      15.72%        22.87%       22.87%

[GRAPHIC]

MAIN RISKS

The value of your investment will fluctuate in response to movements in real estate markets. Because the fund focuses on a single sector of the economy, its performance depends in large part on the performance of that sector.

The value of your investment may fluctuate more widely than it would in a fund that is diversified across sectors. Securities of smaller companies are more volatile than those of larger companies.

Because they are securities, REIT shares can fall in value when securities markets fall or when there is an economic downturn. There is also the risk that a REIT's value could fall if it is mismanaged, faces high tenant default risk or is in danger of failing to meet certain IRS standards.

If the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

-     Certain derivatives could produce disproportionate losses.

- In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

- Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

- Any bonds held by the fund could be downgraded in credit quality or go into default. In addition, bond prices generally fall when interest rates rise; this risk is greater for longer maturity bonds. Junk bond prices can fall on bad news about the economy, an industry or a company.

- If interest rate movements cause the fund's mortgage-backed and callable securities to be paid off substantially earlier or later than expected, the fund's share price or yield could fall.

[GRAPHIC]

YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

SHAREHOLDER TRANSACTION EXPENSES(1)                                 CLASS A        CLASS B      CLASS C
Maximum front-end sales charge (load) on purchases
as a % of purchase price                                              5.00%          none         none
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less                   none(2)        5.00%        1.00%

ANNUAL OPERATING EXPENSES                                           CLASS A        CLASS B      CLASS C
Management fee                                                        0.80%          0.80%        0.80%
Distribution and service (12b-1) fees                                 0.30%          1.00%        1.00%
Other expenses                                                        0.60%          0.60%        0.60%
Total fund operating expenses                                         1.70%          2.40%        2.40%
Contractual expense reimbursement (at least until 2-28-06)            0.05%          0.05%        0.05%
Net annual operating expenses                                         1.65%          2.35%        2.35%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

         EXPENSES                               YEAR 1    YEAR 3     YEAR 5    YEAR 10
Class A                                         $  659    $1,004     $1,372    $2,404
Class B with redemption                         $  738    $1,004     $1,476    $2,559
Class B without redemption                      $  238    $  744     $1,276    $2,559
Class C with redemption                         $  338    $  744     $1,276    $2,733
Class C without redemption                      $  238    $  744     $1,276    $2,733

(1) A $4.00 fee will be charged for wire redemptions.

(2) Except for investments of $1 million or more; see "How sales charges are calculated."

PORTFOLIO MANAGERS

JAMES K. SCHMIDT, CFA

Managed fund since it began in 1998 Primarily responsible for fund management

THOMAS M. FINUCANE

Rejoined fund team in 2004 Day-to-day purchase and sale decisions; analysis of specific issuers

LISA A. WELCH

Joined fund team in 1998 Analysis of specific issuers

See page 25 for the management biographies.

FUND CODES

CLASS A            Ticker                  JREAX
                   CUSIP                   478032832
                   Newspaper               ReEstA
                   SEC number              811-3392
                   JH fund number          05

CLASS B            Ticker                  JREBX
                   CUSIP                   478032824
                   Newspaper               ReEstB
                   SEC number              811-3392
                   JH fund number          105

CLASS C            Ticker                  JRECX
                   CUSIP                   478032816
                   Newspaper               --
                   SEC number              811-3392
                   JH fund number          505

REGIONAL BANK FUND

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term capital appreciation with moderate income as a secondary objective. To pursue these goals, the fund normally invests at least 80% of its assets in stocks of regional banks and lending companies, including commercial and industrial banks, savings and loan associations and bank holding companies. Typically, these companies provide full-service banking and have primarily domestic assets.

In managing the portfolio, the managers focus primarily on stock selection.

In choosing individual stocks, the managers use fundamental financial analysis to identify securities that appear comparatively under-valued. The managers look for low price/ earnings (P/E) ratios, high-quality assets and sound loan review processes. Given the industry-wide trend toward consolidation, the managers also invest in companies that appear to be positioned for a merger. The fund's portfolio may be concentrated in geographic regions where consolidation activity is high. The managers generally gather firsthand information about companies from interviews and company visits.

The fund may also invest in other U.S. and foreign financial services companies, such as lending companies and money center banks. The fund may invest up to 5% of net assets in stocks of companies outside the financial services sector and up to 5% of net assets in junk bonds (those rated below BBB/Baa and their unrated equivalents).

The fund may make limited use of certain derivatives (investments whose value is based on indexes, securities or currencies).

In abnormal circumstances, the fund may temporarily invest up to 80% of its assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

CLASS A, TOTAL RETURNS

BEST QUARTER: Q3 '00, 20.57%
WORST QUARTER: Q3 '98, -16.37%

AFTER-TAX RETURNS

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INDEXES (reflect no fees or taxes)

STANDARD & POOR'S 500 INDEX, an unmanaged index that includes 500 widely traded stocks.

STANDARD & POOR'S 500 FINANCIAL INDEX, an unmanaged index of financial stocks in the Standard & Poor's 500 Index.

CLASS A CALENDAR YEAR TOTAL RETURNS (WITHOUT SALES CHARGES)

[BAR CHART]

1995             48.56%
1996             29.32%
1997             53.92%
1998              1.42%
1999            -15.86%
2000             21.85%
2001              2.28%
2002             -2.90%
2003             28.44%
2004             14.39%

AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGE) FOR PERIODS ENDING
12-31-04

                                                                                              LIFE OF
                                                              1 YEAR     5 YEAR    10 YEAR    CLASS C
Class A before tax                                             8.68%     11.05%     15.60%       --
Class A after tax on distributions                             6.74%      8.84%     13.70%       --
Class A after tax on distributions, with sale                  7.48%      8.67%     13.13%       --
Class B before tax                                             8.59%     11.15%     15.56%       --
Class C before tax (began 3-1-99)                             12.59%     11.41%        --      6.89%
----------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index                                   10.88%     -2.30%     12.07%     1.16%
Standard & Poor's 500 Financial Index                         10.88%      7.26%     17.65%     6.12%

[GRAPHIC]

MAIN RISKS

The value of your investment will fluctuate in response to stock market movements. The fund's management strategy has a significant influence on fund performance. Because the fund focuses on a single sector of the economy, its performance depends in large part on the performance of that sector.

For instance, when interest rates fall or economic conditions deteriorate, regional bank stocks could suffer losses. Also, rising interest rates can reduce profits by narrowing the difference between these companies' borrowing and lending rates.

A decline in a region's economy could hurt the banks in that region. Regional bank stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

-     Certain derivatives could produce disproportionate losses.

- In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

- Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

- Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise. This risk is greater for longer maturity bonds. Junk bond prices can fall on bad news about the economy, an industry or a company.

[GRAPHIC]

YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

SHAREHOLDER TRANSACTION EXPENSES(1)                                  CLASS A        CLASS B      CLASS C
Maximum front-end sales charge (load) on purchases
as a % of purchase price                                              5.00%          none         none
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less                   none(2)        5.00%        1.00%

ANNUAL OPERATING EXPENSES                                            CLASS A        CLASS B      CLASS C
Management fee                                                         0.75%          0.75%        0.75%
Distribution and service (12b-1) fees                                  0.30%          1.00%        1.00%
Other expenses                                                         0.29%          0.29%        0.29%
Total fund operating expenses                                          1.34%          2.04%        2.04%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

         EXPENSES                      YEAR 1    YEAR 3    YEAR 5     YEAR 10
Class A                                $  630    $  903    $1,197     $2,032
Class B with redemption                $  707    $  940    $1,298     $2,189
Class B without redemption             $  207    $  640    $1,098     $2,189
Class C with redemption                $  307    $  640    $1,098     $2,369
Class C without redemption             $  207    $  640    $1,098     $2,369

(1) A $4.00 fee will be charged for wire redemptions.

(2) Except for investments of $1 million or more; see "How sales charges are calculated."

PORTFOLIO MANAGERS

JAMES K. SCHMIDT, CFA

Managed fund since it began in 1985 Primarily responsible for fund management

THOMAS M. FINUCANE

Rejoined fund team in 2004 Analysis of specific issuers

LISA A. WELCH

Joined fund team in 1998 Day-to-day purchase and sale decisions; analysis of specific issuers

See page 25 for the management biographies.

FUND CODES

CLASS A             Ticker                   FRBAX
                    CUSIP                    409905106
                    Newspaper                RgBkA
                    SEC number               811-3999
                    JH fund number           01

CLASS B             Ticker                   FRBFX
                    CUSIP                    409905205
                    Newspaper                RgBkB
                    SEC number               811-3999
                    JH fund number           101

CLASS C             Ticker                   FRBCX
                    CUSIP                    409905866
                    Newspaper                RgBkC
                    SEC number               811-3999
                    JH fund number           501

TECHNOLOGY FUND

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of its assets in companies that rely extensively on technology in their product development or operations. These companies are in fields such as: computer software, hardware and Internet services; telecommunications; electronics; and data management and storage.

In managing the portfolio, the managers focus primarily on stock selection rather than industry allocation. The managers invest in companies of any size whose stocks appear to be trading below their true value, as determined by fundamental financial analysis of their business models and balance sheets as well as interviews with senior management. The fund focuses on companies that are undergoing a business change that appears to signal accelerated growth or higher earnings.

The fund may invest up to 10% of net assets in debt securities of any maturity, including bonds rated as low as CC/Ca and their unrated equivalents. (Bonds rated below BBB/Baa are considered junk bonds.)

It may also invest in certain higher-risk securities, including securities that are not publicly offered or traded, called restricted securities.

The fund may use certain derivatives (investments whose value is based on indexes, securities or currencies).

In abnormal circumstances, the fund may temporarily invest more than 20% of its assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

CLASS A, TOTAL RETURNS

BEST QUARTER: Q4 '99, 60.48%
WORST QUARTER: Q3 '01, -45.78%

AFTER-TAX RETURNS

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INDEXES (reflect no fees or taxes)

STANDARD & POOR'S 500 INDEX, an unmanaged index that includes 500 widely traded stocks.

RUSSELL 3000 TECHNOLOGY INDEX, an unmanaged index of technology sector stocks in the Russell 3000 Index, which represents the 3,000 largest U.S. companies based on total market capitalization.

CLASS A CALENDAR YEAR TOTAL RETURNS (WITHOUT SALES CHARGES)

[BAR CHART]

1995             46.53%
1996             12.52%
1997              6.68%
1998             49.15%
1999            132.38%
2000            -37.21%
2001            -43.06%
2002            -49.80%
2003             57.09%
2004             -5.67%

AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGE) FOR PERIODS ENDING
12-31-04

                                                                                            LIFE OF
                                                        1 YEAR      5 YEAR      10 YEAR     CLASS C
Class A before tax                                      -10.29%     -24.05%       4.41%         --
Class A after tax on distributions                      -10.29%     -24.11%       3.70%         --
Class A after tax on distributions, with sale            -6.69%     -18.22%       3.70%         --
Class B before tax                                      -11.10%     -24.10%       4.35%         --
Class C before tax (began 3-1-99)                        -7.36%     -23.80%         --       -9.51%
---------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index                              10.88%      -2.30%      12.07%       1.16%
Russell 3000 Technology Index                             1.18%     -15.63%      11.07%      -4.64%

[GRAPHIC]

MAIN RISKS

The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Because the fund focuses on a single sector of the economy, its performance depends in large part on the performance of that sector. As a result, the value of your investment may fluctuate more widely than it would in a fund that is diversified across sectors.

Technology companies may face special risks, such as short product cycles that are difficult to predict. Some technology companies are smaller companies that may have limited product lines and financial and managerial resources, making them vulnerable to isolated business setbacks.

Stocks of technology companies as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

-     Certain derivatives could produce disproportionate losses.

- Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

- Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise. This risk is greater for longer maturity bonds. Junk bond prices can fall on bad news about the economy, an industry or a company.

- In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

SHAREHOLDER TRANSACTION EXPENSES(1)                                  CLASS A        CLASS B      CLASS C
Maximum front-end sales charge (load) on purchases
as a % of purchase price                                              5.00%          none         none
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less                   none(2)        5.00%        1.00%

ANNUAL OPERATING EXPENSES                                            CLASS A        CLASS B      CLASS C
Management fee                                                        0.77%          0.77%        0.77%
Distribution and service (12b-1) fees                                 0.30%          1.00%        1.00%
Other expenses                                                        0.85%          0.85%        0.85%
Total fund operating expenses                                         1.92%          2.62%        2.62%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

        EXPENSES                       YEAR 1     YEAR 3     YEAR 5     YEAR 10
Class A                                $  685     $1,073     $1,485     $2,631
Class B with redemption                $  765     $1,114     $1,590     $2,784
Class B without redemption             $  265     $  814     $1,390     $2,784
Class C with redemption                $  365     $  814     $1,390     $2,954
Class C without redemption             $  265     $  814     $1,390     $2,954

(1) A $4.00 fee will be charged for wire redemptions.

(2) Except for investments of $1 million or more; see "How sales charges are calculated."

SUBADVISER

AMERICAN FUND ADVISORS, INC.

Responsible for day-to-day investment management

Founded in 1978

Supervised by the adviser

PORTFOLIO MANAGERS

BARRY J. GORDON

Managed fund since it began in 1983

MARC H. KLEE, CFA

Managed fund since it began in 1983

ALAN J. LOEWENSTEIN, CFA

Joined fund team in 1983

Managers share investment strategy and decisions

See page 25 for the management biographies.

FUND CODES

CLASS A            Ticker                   NTTFX
                   CUSIP                    478032303
                   Newspaper                TechA
                   SEC number               811-3392
                   JH fund number           83

CLASS B            Ticker                   FGTBX
                   CUSIP                    478032402
                   Newspaper                TechB
                   SEC number               811-3392
                   JH fund number           183

CLASS C            Ticker                   JHTCX
                   CUSIP                    478032600
                   Newspaper                TechC
                   SEC number               811-3392
                   JH fund number           583

YOUR ACCOUNT

CHOOSING A SHARE CLASS

Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Your financial representative can help you decide which share class is best for you.

CLASS A

-     A front-end sales charge, as described at right.

-     Distribution and service (12b-1) fees of 0.30%.

CLASS B

-     No front-end sales charge; all your money goes to work for you right away.

-     Distribution and service (12b-1) fees of 1.00%.

-     A deferred sales charge, as described on following page.

- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

CLASS C

-     No front-end sales charge; all your money goes to work for you right away.

-     Distribution and service (12b-1) fees of 1.00%.

- A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

INVESTORS PURCHASING $1 MILLION OR MORE OF CLASS B OR CLASS C SHARES MAY WANT TO CONSIDER THE LOWER OPERATING EXPENSES OF CLASS A SHARES.

For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.

Because 12b-1 fees are paid on an ongoing basis, they may cost shareholders more than other types of sales charges.

Other classes of shares of the funds, which have their own expense structure, may be offered in separate prospectuses.

Your broker-dealer receives a percentage of these sales charges and fees. In addition, John Hancock Funds may pay significant compensation out of its own resources to your broker-dealer. These payments are described in the Statement of Additional Information.

Your broker-dealer or agent may charge you a fee to effect transactions in fund shares.

HOW SALES CHARGES ARE CALCULATED

CLASS A Sales charges are as follows:

CLASS A SALES CHARGES

                            AS A % OF     AS A % OF YOUR
  YOUR INVESTMENT       OFFERING PRICE*     INVESTMENT
Up to $49,999               5.00%             5.26%
$50,000 - $99,999           4.50%             4.71%
$100,000 - $249,999         3.50%             3.63%
$250,000 - $499,999         2.50%             2.56%
$500,000 - $999,999         2.00%             2.04%
$1,000,000 and over      See below

*Offering price is the net asset value per share plus any initial sales charge.

You may qualify for a reduced Class A sales charge if you own or are purchasing Class A, Class B, Class C, Class I or Class R shares of John Hancock mutual funds. TO RECEIVE THE REDUCED SALES CHARGE, YOU MUST TELL YOUR BROKER OR FINANCIAL ADVISER AT THE TIME YOU PURCHASE A FUND'S CLASS A SHARES ABOUT ANY OTHER JOHN HANCOCK MUTUAL FUNDS HELD BY YOU, YOUR SPOUSE OR YOUR CHILDREN UNDER THE AGE OF 21. This includes investments held in a retirement account, an employee benefit plan or at a broker or financial adviser other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. You may need to provide documentation for these accounts, such as an account statement. For more information about these reduced sales charges, you may visit the funds' Web site at www.jhfunds.com. You may also consult your broker or financial adviser, or refer to the section entitled "Initial Sales Charge on Class A Shares" in a fund's Statement of Additional Information (SAI). You may request a Statement of Additional Information from your broker or financial adviser, access the funds' Web site at www.jhfunds.com, or call Signature Services at 1-800-225-5291.

INVESTMENTS OF $1 MILLION OR MORE Class A shares are available with no front-end sales charge. There is a contingent deferred sales charge (CDSC) on any Class A shares upon which a commission or finder's fee was paid that are sold within one year of purchase, as follows:

CLASS A DEFERRED CHARGES ON $1 MILLION+ INVESTMENTS

                                   CDSC ON SHARES
    YOUR INVESTMENT                  BEING SOLD
First $1M - $4,999,999                 1.00%
Next $1 - $5M above that               0.50%
Next $1 or more above that             0.25%

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.

14 YOUR ACCOUNT

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

CLASS B AND CLASS C Shares are offered at their net asset value per share, without any initial sales charge.

A CDSC may be charged if a commission has been paid and you sell Class B or Class C shares within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

CLASS B DEFERRED CHARGES

                                                  CDSC ON SHARES
YEARS AFTER PURCHASE                                BEING SOLD
1st year                                               5.00%
2nd year                                               4.00%
3rd or 4th year                                        3.00%
5th year                                               2.00%
6th year                                               1.00%
After 6th year                                         none

CLASS C DEFERRED CHARGES

YEARS AFTER PURCHASE                                   CDSC
1st year                                               1.00%
After 1st year                                         none

For purposes of these CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month.

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.

SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGES There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

- Accumulation Privilege -- lets you add the value of any class of shares of any John Hancock funds you already own to the amount of your next Class A investment for the purpose of calculating the sales charge. However, Class A shares of money market funds will not qualify unless you have already paid a sales charge on those shares.

- Letter of Intention -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. You can use a Letter of Intention to qualify for reduced sales charges if you plan to invest at least $50,000 in a fund's Class A shares during the next 13 months. The calculation of this amount would include accumulations and combinations, as well as your current holdings of all classes of John Hancock funds, which includes any reinvestment of dividends and capital gains distributions. However, Class A shares of money market funds will be excluded unless you have already paid a sales charge. When you sign this letter, the funds agree to charge you the reduced sales charges listed above. Completing a Letter of Intention does not obligate you to purchase additional shares. However, if you do not buy enough shares to qualify for the lower sales charges by the earlier of the end of the 13-month period or when you sell your shares, your sales charges will be recalculated to reflect your actual purchase level. Also available for retirement plan investors is a 48-month Letter of Intention, described in the SAI.

- Combination Privilege -- lets you combine shares of all funds for purposes of calculating the Class A sales charge.

TO UTILIZE ANY REDUCTION YOU MUST: COMPLETE THE APPROPRIATE SECTION OF YOUR APPLICATION, OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR SIGNATURE SERVICES. CONSULT THE SAI FOR ADDITIONAL DETAILS (SEE THE BACK COVER OF THIS PROSPECTUS).

GROUP INVESTMENT PROGRAM A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments must total at least $250 per account opened), and individual investors may close their accounts at any time.

TO UTILIZE THIS PROGRAM YOU MUST: CONTACT YOUR FINANCIAL REPRESENTATIVE OR SIGNATURE SERVICES TO FIND OUT HOW TO QUALIFY. CONSULT THE SAI FOR ADDITIONAL DETAILS (SEE THE BACK COVER OF THIS PROSPECTUS).

                                                                 YOUR ACCOUNT 15

CDSC WAIVERS As long as Signature Services is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

-     to make payments through certain systematic withdrawal plans

- certain retirement plans participating in Merrill Lynch or PruSolutions(SM) programs

-     redemptions pursuant to a fund's right to liquidate an account less than
      $1,000

- redemptions of Class A shares made after one year from the inception of a retirement plan at John Hancock

-     to make certain distributions from a retirement plan

-     because of shareholder death or disability

TO UTILIZE THIS WAIVER YOU MUST: CONTACT YOUR FINANCIAL REPRESENTATIVE OR SIGNATURE SERVICES. CONSULT THE SAI FOR ADDITIONAL DETAILS (SEE THE BACK COVER OF THIS PROSPECTUS).

REINSTATEMENT PRIVILEGE If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds in the same share class of any John Hancock fund within 120 days without a sales charge, as long as Signature Services is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

TO UTILIZE THIS PRIVILEGE YOU MUST: CONTACT YOUR FINANCIAL REPRESENTATIVE OR SIGNATURE SERVICES.

WAIVERS FOR CERTAIN INVESTORS Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:

- selling brokers and their employees and sales representatives (and their Immediate Family, as defined in the SAI)

- financial representatives utilizing fund shares in fee-based or wrap investment products under a signed fee-based or wrap agreement with John Hancock Funds

- fund trustees and other individuals who are affiliated with these or other John Hancock funds (and their Immediate Family, as defined in the SAI)

- individuals transferring assets from an employee benefit plan into a John Hancock fund

- participants in certain retirement plans with at least 100 eligible employees (one-year CDSC applies)

- participants in certain 529 plans that have a signed agreement with John Hancock Funds (one-year CDSC may apply)

- certain retirement plans participating in Merrill Lynch or PruSolutions(SM) programs

TO UTILIZE A WAIVER YOU MUST: CONTACT YOUR FINANCIAL REPRESENTATIVE OR SIGNATURE SERVICES. CONSULT THE SAI FOR ADDITIONAL DETAILS (SEE THE BACK COVER OF THIS PROSPECTUS).

OTHER WAIVERS Front-end sales charges and CDSCs are generally not imposed in connection with the following transactions:

- exchanges from one John Hancock fund to the same class of any other John Hancock fund (see "Transaction Policies" in this prospectus for additional details)

- dividend reinvestments (see "Dividends and Account Policies" in this prospectus for additional details)

OPENING AN ACCOUNT

1     Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:

      -     non-retirement account: $1,000

      -     retirement account: $500

      -     group investments: $250

      - Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 a month

      - there is no minimum initial investment for fee-based or wrap accounts of selling firms who have executed a fee-based or wrap agreement with John Hancock Funds

3 All shareholders must complete the account application, carefully following the instructions. When opening a corporate account, you must submit: (1) a new account application; (2)a corporate business/organization resolution certified within the past 12 months or a John Hancock Funds business/organization certification form; and (3) articles of incorporation or a government-issued business license. When opening a trust account, you must submit: (1) a new account application and (2) a copy of the trust document certified within the past 12 months. You must notify your financial representative or Signature Services if this information changes. Signature Services reserves the right to require additional documentation prior to opening any account. For more details, please contact your financial representative or call Signature Services at 1-800-225-5291.

4 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the table on the next page. You and your financial representative can initiate any purchase, exchange or sale of shares.

16 YOUR ACCOUNT

BUYING SHARES

                                     OPENING AN ACCOUNT                                     ADDING TO AN ACCOUNT
BY CHECK
[GRAPHIC]            -  Make out a check for the investment amount,           -  Make out a check for the investment amount, payable
                        payable to "John Hancock Signature Services, Inc."       to "John Hancock Signature Services, Inc."

                     -  Deliver the check and your completed application      -  Fill out the detachable investment slip from an
                        to your financial representative, or mail them to        account statement. If no slip is available, include
                        Signature Services (address below).                      a note specifying the fund name, your share class,
                                                                                 your account number and the name(s) in which the
                                                                                 account is registered.

                                                                              -  Deliver the check and your investment slip or note
                                                                                 to your financial representative, or mail them to
                                                                                 Signature Services (address below).

BY EXCHANGE
[GRAPHIC]            -  Call your financial representative or Signature       -  Log on to www.jhfunds.com to process exchanges
                        Services to request an exchange.                         between funds.

                                                                              -  Call EASI-Line for automated service 24 hours a day
                                                                                 using your touch-tone phone at 1-800-338-8080.

                                                                              -  Call your financial representative or Signature
                                                                                 Services to request an exchange.

BY WIRE                                                                       -  Instruct your bank to wire the amount of your
[GRAPHIC]            -  Deliver your completed application to your               investment to:
                        financial representative, or mail it to Signature              First Signature Bank & Trust
                        Services.                                                      Account # 900000260
                                                                                       Routing # 211475000
                     -  Obtain your account number by calling your
                        financial representative or Signature Services.       Specify the fund name, your share class, your account
                                                                              number and the name(s) in which the account is
                     -  Instruct your bank to wire the amount of your         registered. Your bank may charge a fee to wire
                        investment to:                                        funds.
                              First Signature Bank & Trust
                              Account # 900000260
                              Routing # 211475000

                     Specify the fund name, your choice of share class, the new account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

BY INTERNET
[GRAPHIC]            See "By exchange" and "By wire."                         -  Verify that your bank or credit union is a member
                                                                                 of the Automated Clearing House (ACH) system.

                                                                              -  Complete the "Bank Information" section on your
                                                                                 account application.

                                                                              -  Log on to www.jhfunds.com to initiate purchases
                                                                                 using your authorized bank account.

BY PHONE
[GRAPHIC]            See "By exchange" and "By wire."                         -  Verify that your bank or credit union is a member
                                                                                 of the Automated Clearing House (ACH) system.

                                                                              -  Complete the "Bank Information" section on your
                                                                                 account application.

                                                                              -  Call EASI-Line for automated service 24 hours a day
                                                                                 using your touch-tone phone at 1-800-338-8080.

                                                                              -  Call your financial representative or call
                                                                                 Signature Services between 8 A.M. and 7 P.M.
                                                                                 Eastern Time on most business days.

To open or add to an account using the Monthly Automatic Accumulation Program, see "Additional investor services."

ADDRESS:

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

PHONE NUMBER: 1-800-225-5291

Or contact your financial representative for instructions and assistance.

                                                                 YOUR ACCOUNT 17

SELLING SHARES

                                                                                       TO SELL SOME OR ALL OF YOUR SHARES
BY LETTER
[GRAPHIC]            -  Accounts of any type.                                 -  Write a letter of instruction or complete a stock
                                                                                 power indicating the fund name, your share class,
                     -  Sales of any amount.                                     your account number, the name(s) in which the
                                                                                 account is registered and the dollar value or
                                                                                 number of shares you wish to sell.

                                                                              -  Include all signatures and any additional documents
                                                                                 that may be required (see next page).

                                                                              -  Mail the materials to Signature Services.

                                                                              -  A check will be mailed to the name(s) and address
                                                                                 in which the account is registered, or otherwise
                                                                                 according to your letter of instruction.

BY INTERNET
[GRAPHIC]            -  Most accounts.                                        -  Log on to www.jhfunds.com to initiate redemptions
                                                                                 from your funds.
                     -  Sales of up to $100,000.

BY PHONE
[GRAPHIC]            -  Most accounts.                                        -  Call EASI-Line for automated service 24 hours a day
                                                                                 using your touch-tone phone at 1-800-338-8080.
                     -  Sales of up to $100,000.
                                                                              -  Call your financial representative or call
                                                                                 Signature Services between 8 A.M. and 7 P.M.
                                                                                 Eastern Time on most business days.

BY WIRE OR ELECTRONIC FUNDS TRANSFER (EFT)
[GRAPHIC]            -  Requests by letter to sell any amount.                -  To verify that the Internet or telephone redemption
                                                                                 privilege is in place on an account, or to request
                     -  Requests by Internet or phone to sell up to              the form to add it to an existing account, call
                        $100,000.                                                Signature Services.

                                                                              -  Amounts of $1,000 or more will be wired on the next
                                                                                 business day. A $4 fee will be deducted from your
                                                                                 account.

                                                                              -  Amounts of less than $1,000 may be sent by EFT or
                                                                                 by check. Funds from EFT transactions are generally
                                                                                 available by the second business day. Your bank may
                                                                                 charge a fee for this service.

BY EXCHANGE
[GRAPHIC]             -  Accounts of any type.                                -  Obtain a current prospectus for the fund into which
                                                                                 you are exchanging by Internet or by calling your
                      -  Sales of any amount.                                    financial representative or Signature Services.

                                                                              -  Log on to www.jhfunds.com to process exchanges
                                                                                 between your funds.

                                                                              -  Call EASI-Line for automated service 24 hours a day
                                                                                 using your touch-tone phone at 1-800-338-8080.

                                                                              -  Call your financial representative or Signature
                                                                                 Services to request an exchange.

To sell shares through a systematic withdrawal plan, see "Additional investor services."

18 YOUR ACCOUNT

SELLING SHARES IN WRITING In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

-     your address of record has changed within the past 30 days

-     you are selling more than $100,000 worth of shares

- you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

                          SELLER                                          REQUIREMENTS FOR WRITTEN REQUESTS                [GRAPHIC]
Owners of individual, joint or UGMA/UTMA accounts (custodial      -  Letter of instruction.
accounts for minors).
                                                                  -  On the letter, the signatures of all persons authorized to sign for the account, exactly as the account is registered.

                                                                  -  Signature guarantee if applicable (see above).

Owners of corporate, sole proprietorship, general partner or      -  Letter of instruction.
association accounts.
                                                                  -  Corporate business/organization resolution, certified within the past 12 months, or a John Hancock Funds
                                                                     business/organization certification form.

                                                                  -  On the letter and the resolution, the signature of the
                                                                     person(s) authorized to sign for the account.

                                                                  -  Signature guarantee if applicable (see above).

Owners or trustees of trust accounts.                             -  Letter of instruction.

                                                                  -  On the letter, the signature(s) of the trustee(s).

                                                                  -  Copy of the trust document certified within the past 12 months or a John Hancock Funds trust certification form.

                                                                  -  Signature guarantee if applicable (see above).

Joint tenancy shareholders with rights of survivorship whose      -  Letter of instruction signed by surviving tenant.
co-tenants are deceased.
                                                                  -  Copy of death certificate.

                                                                  -  Signature guarantee if applicable (see above).

Executors of shareholder estates.                                 -  Letter of instruction signed by executor.

                                                                  -  Copy of order appointing executor, certified within the past 12 months.

                                                                  -  Signature guarantee if applicable (see above).

Administrators, conservators, guardians and other sellers or      -  Call 1-800-225-5291 for instructions.
account types not listed above.

ADDRESS:

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

PHONE NUMBER: 1-800-225-5291

Or contact your financial representative for instructions and assistance.

                                                                 YOUR ACCOUNT 19

TRANSACTION POLICIES

VALUATION OF SHARES The net asset value (NAV) per share for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern time). Each fund generally values its portfolio of equity securities and other investments using closing market prices or readily available market quotations. When closing market prices or market quotations are not readily available or are considered by the Adviser to be unreliable, a fund may use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the Board of Trustees. All methods of determining the value of a security used by a fund, including those discussed below, on a basis other than market value, are forms of fair value. The use of fair value pricing by a fund may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. The Adviser may determine that the closing market price no longer accurately reflects the value of a security for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by a fund, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the fund determines its net asset value. In those circumstances when the fund believes the price of the security may be affected, the fund uses the fair value of the security. In certain circumstances a fund may use a pricing service for this purpose. Foreign stocks or other portfolio securities held by a fund may trade on U.S. holidays and weekends, even though the fund's shares will not be priced on those days. This may change the fund's NAV on days when you cannot buy or sell fund shares. For market prices and quotations, as well as for some fair value methods, the funds rely upon securities prices provided by pricing services. Certain types of securities, including some fixed-income securities, are regularly priced using fair value rather than market prices. Each fund uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The funds value debt securities with remaining maturities of 60 days or less at amortized cost. For more information on the valuation of shares, please see the statement of additional information.

BUY AND SELL PRICES When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

EXECUTION OF REQUESTS Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line, accessing www.jhfunds.com or sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

TELEPHONE TRANSACTIONS For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

EXCHANGES You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical.

Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders. For further details, see "Additional Services and Programs" in the SAI (see the back cover of this prospectus).

EXCESSIVE TRADING The funds are intended for long-term investment purposes only and do not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of a fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS Purchases and exchanges should be made primarily for investment purposes. The funds reserve the right to restrict, reject or cancel, consistent with applicable law, for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, the funds may in their discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to the specific "Limitations on exchange activity" described below if the funds or their agents determine that accepting the order could interfere with the efficient management of a fund's portfolio or otherwise not be in the fund's best interest in light of unusual trading activity related to your account. In the event that the funds reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The funds reserve the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the funds' judgment, such delay would be in the funds' best interest, in

20 YOUR ACCOUNT
which case both the redemption and purchase side of the exchange will receive the funds' net asset values at the conclusion of the delay period. The funds, through their agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

EXCHANGE LIMITATION POLICIES The funds' Boards of Trustees have adopted the following policies and procedures by which the funds, subject to the limitations described below, take steps reasonably designed to curtail excessive trading practices.

LIMITATIONS ON EXCHANGE ACTIVITY The funds, through their agents, undertake to use their best efforts to exercise the funds' right to restrict, reject or cancel purchase and exchange orders, as described above, if an account holder, who purchases or exchanges into a fund account in an amount of $5,000 or more, exchanges $1,000 or more out of that fund account within 30 calendar days on three occasions during any 12-month period. Nothing in this paragraph limits the right of the funds to refuse any purchase or exchange order, as discussed above under "Right to reject or restrict purchase and exchange orders".

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example: these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the funds believe that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the funds' ability to monitor exchange activity, as discussed under "Limitations on the ability to detect and curtail excessive trading practices" below. Depending upon the composition of a fund's shareholder accounts and in light of the limitations on the ability of the funds to detect and curtail excessive trading practices, a significant percentage of a fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the funds consider information available to them at the time and reserve the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

LIMITATION ON THE ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection, and, despite the efforts of the funds to prevent their excessive trading, there is no guarantee that the funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the funds will not always be able to detect frequent trading activity, investors should not assume that the funds will be able to detect or prevent all frequent trading or other practices that disadvantage the funds. For example, the ability of the funds to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the record of a fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate their clients' transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund.

EXCESSIVE TRADING RISK To the extent that the funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the funds' portfolio, and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the funds' operating costs and decrease the funds' investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in any fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

- A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries, that may trade infrequently or are fair valued as discussed under "Valuation of shares," entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

- A fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

- A fund that invests a significant portion of its assets in below-investment-grade (junk) bonds, that may trade infrequently or are fair valued as discussed under "Valuation of shares," entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities.


Any frequent trading strategies may interfere with efficient management of a fund's portfolio. A fund that invests in the

                                                                 YOUR ACCOUNT 21
types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

ACCOUNT INFORMATION John Hancock Funds is required by law to obtain information for verifying an account holder's identity. For example, an individual will be required to supply name, address, date of birth and social security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, John Hancock Funds may close your account, redeem your shares at the next NAV minus any applicable sales charges and take other steps that it deems reasonable.


CERTIFICATED SHARES The funds no longer issue share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning the certificated shares to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

SALES IN ADVANCE OF PURCHASE PAYMENTS When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

DIVIDENDS AND ACCOUNT POLICIES

ACCOUNT STATEMENTS In general, you will receive account statements as follows:

- after every transaction (except a dividend reinvestment, automatic investment or systematic withdrawal) that affects your account balance

-     after any changes of name or address of the registered owner(s)

-     in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

DIVIDENDS The funds generally distribute most or all of their net earnings annually in the form of dividends. Regional Bank Fund and Real Estate Fund typically pay income dividends quarterly. All the other funds declare and pay any income dividends annually. Any capital gains are distributed annually.

DIVIDEND REINVESTMENTS Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends and capital gains in the amount of more than $10 mailed to you. However, if the check is not deliverable or the combined dividend and capital gains amount is $10 or less, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.

TAXABILITY OF DIVIDENDS Dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's income and short-term capital gains are taxable as ordinary income. Dividends from a fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

TAXABILITY OF TRANSACTIONS Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

SMALL ACCOUNTS (NON-RETIREMENT ONLY) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, your fund may charge you $20 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason. Your account will not be closed or charged this fee if its drop in value is due to fund performance or the effects of sales charges. If your account balance is $100 or less and no action is taken, the account will be liquidated.

22 YOUR ACCOUNT

ADDITIONAL INVESTOR SERVICES

MONTHLY AUTOMATIC ACCUMULATION PROGRAM (MAAP)

MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

-     Complete the appropriate parts of your account application.

- If you are using MAAP to open an account, make out a check ($25 minimum) for your first investment amount payable to "John Hancock Signature Services, Inc." Deliver your check and application to your financial representative or Signature Services.

SYSTEMATIC WITHDRAWAL PLAN This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

-     Make sure you have at least $5,000 worth of shares in your account.

- Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

- Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

- Determine the schedule: monthly, quarterly, semiannually, annually or in certain selected months.

- Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

RETIREMENT PLANS John Hancock Funds offers a range of retirement plans, including traditional and Roth IRAs, Coverdell ESAs, SIMPLE plans and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $500 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.

FUND SECURITIES The funds' portfolio securities disclosure policy can be found in the Statement of Additional Information and on the funds' Web site, www.jhfunds.com. The funds' Web site also lists fund holdings. Portfolio holding information is posted on the funds' Web site each month on a one month lag and is available on the funds' Web site until a fund files its next Form N-CSR or Form N-Q with the Securities and Exchange Commission ("SEC"). Portfolio holding information as filed with the SEC on Forms N-CSR and N-Q is also made available on the funds' Web site.

                                                                 YOUR ACCOUNT 23

FUND DETAILS

BUSINESS STRUCTURE

The diagram below shows the basic business structure used by the John Hancock sector funds. Each fund's Board of Trustees oversees the fund's business activities and retains the services of the various firms that carry out the fund's operations.

The trustees of the Financial Industries, Health Sciences and Real Estate funds have the power to change these funds' respective investment goals without shareholder approval.

The trustees of each fund have the power to change the focus of a fund's 80% investment policy without shareholder approval. A fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.

THE SUBADVISER TO TECHNOLOGY FUND American Fund Advisors, Inc. ("AFA") subadvises the Technology Fund. AFA was founded in 1978 and provides investment advisory services to individual and institutional investors. As of December 31, 2004, AFA had total assets under management of approximately $462 million.

MANAGEMENT FEES The management fees paid to the investment adviser by the John Hancock sector funds last fiscal year are as follows:

FUND                           % OF NET ASSETS
Financial Industries               0.77%
Health Sciences                    0.77%
Real Estate                        0.79%*
Regional Bank                      0.75%
Technology                         0.77%

*After expense reimbursement.

[FLOW CHART]

                                  SHAREHOLDERS

                          FINANCIAL SERVICES FIRMS AND
                              THEIR REPRESENTATIVES

   DISTRIBUTION AND      Advise current and prospective
 SHAREHOLDER SERVICES      shareholders on their fund
                        investments, often in the context
                          of an overall financial plan.

           PRINCIPAL DISTRIBUTOR                     TRANSFER AGENT

          John Hancock Funds, LLC         John Hancock Signature Services, Inc.

     Markets the fund and distributes    Handles shareholder services, including
      shares through selling brokers,        record-keeping and statements,
       financial planners and other           distribution of dividends and
        financial representatives.        processing of buy and sell requests.

                                    TRUSTEES

                         Oversee the fund's activities.

                                                                        ASSET
                                                                      MANAGEMENT

         SUBADVISER              INVESTMENT ADVISER           CUSTODIAN

American Fund Advisors, Inc. John Hancock Advisers, LLC   The Bank of New York
     1415 Kellum Place         101 Huntington Avenue        One Wall Street
   Garden City, NY 11530       Boston, MA 02199-7603       New York, NY 10286

     Provides portfolio         Manages the fund's      Holds the fund's assets,
 management to Technology    business and investment     settles all portfolio
           Fund.                  activities.           trades and collects most
                                                         of the valuation data
                                                        required for calculating
                                                             the fund's NAV.

24 FUND DETAILS

MANAGEMENT BIOGRAPHIES

Below is an alphabetical list of the portfolio managers for the John Hancock sector funds, including a brief summary of their business careers over the past five years. Each fund's Statement of Additional Information includes additional details about its portfolio manager(s), including information about their compensation, accounts they manage other than the fund, and their ownership of fund securities, if any.

THOMAS M. FINUCANE

Vice president
Rejoined John Hancock Advisers in 2004
Senior vice president and research analyst, State Street Research & Management
 (2002-2004)
Vice president, John Hancock Advisers, LLC
 (1990-2002)
Began business career in 1983

BARRY J. GORDON

President of American Fund Advisors, Inc.
Joined subadviser in 1983
Began business career in 1971

MARC H. KLEE, CFA

Executive vice president of American Fund Advisors, Inc.
Joined subadviser in 1983
Began business career in 1977

ALAN J. LOEWENSTEIN, CFA

Senior vice president of American Fund Advisors, Inc.
Joined subadviser in 1983
Began business career in 1979

LINDA I. MILLER, CFA

Vice president
Joined John Hancock Advisers in 1995
Began business career in 1980

JAMES K. SCHMIDT, CFA

Executive vice president
Joined John Hancock Advisers in 1992
Began business career in 1979

LISA A. WELCH

Vice president
Joined John Hancock Advisers in 1998 as analyst
Portfolio manager since 2002
Began business career in 1986

                                                                 FUND DETAILS 25

FINANCIAL HIGHLIGHTS

These tables detail the performance of each fund's share classes, including total return information showing how much an investment in the fund has increased or decreased each year.

FINANCIAL INDUSTRIES FUND

Figures audited by PricewaterhouseCoopers LLP.

             CLASS A SHARES PERIOD ENDED:                              10-31-00    10-31-01    10-31-02    10-31-03    10-31-04
PER SHARE OPERATING PERFORMANCE

NET ASSET VALUE, BEGINNING OF PERIOD                                   $  15.92    $  20.15    $  15.38    $  14.27    $  16.78
Net investment income(1)                                                   0.03        0.03        0.02        0.07        0.12
Net realized and unrealized gain (loss) on investments                     4.20       (4.80)      (0.77)       2.44        0.86
TOTAL FROM INVESTMENT OPERATIONS                                           4.23       (4.77)      (0.75)       2.51        0.98
LESS DISTRIBUTIONS
From net realized gain                                                       --          --       (0.36)         --          --
NET ASSET VALUE, END OF PERIOD                                         $  20.15    $  15.38    $  14.27    $  16.78    $  17.76
TOTAL RETURN(2) (%)                                                       26.57      (23.67)      (5.19)(3)   17.59        5.84(3)

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in millions)                                $    701    $    468    $    357    $    345    $    304
Ratio of expenses to average net assets (%)                                1.40        1.37        1.50        1.55        1.45
Ratio of adjusted expenses to average net assets(4) (%)                      --          --        1.51          --        1.48
Ratio of net investment income to average net assets (%)                   0.21        0.16        0.13        0.49        0.68
Portfolio turnover (%)                                                       48         135          70          66          29

             CLASS B SHARES PERIOD ENDED:                              10-31-00    10-31-01    10-31-02    10-31-03    10-31-04
PER SHARE OPERATING PERFORMANCE

NET ASSET VALUE, BEGINNING OF PERIOD                                   $  15.81    $  19.88    $  15.07    $  13.88    $  16.20
Net investment loss(1)                                                    (0.07)      (0.09)      (0.09)      (0.03)         --(5)
Net realized and unrealized gain (loss) on investments                     4.14       (4.72)      (0.74)       2.35        0.83
TOTAL FROM INVESTMENT OPERATIONS                                           4.07       (4.81)      (0.83)       2.32        0.83
LESS DISTRIBUTIONS
From net realized gain                                                       --          --       (0.36)         --          --
NET ASSET VALUE, END OF PERIOD                                         $  19.88    $  15.07    $  13.88    $  16.20    $  17.03
TOTAL RETURN(2) (%)                                                       25.74      (24.20)      (5.85)(3)   16.71        5.12(3)

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in millions)                                $  2,148    $  1,438    $  1,058    $    977    $    757
Ratio of expenses to average net assets (%)                                2.05        2.03        2.20        2.25        2.15
Ratio of adjusted expenses to average net assets(4) (%)                      --          --        2.21          --        2.18
Ratio of net investment loss to average net assets (%)                    (0.44)      (0.50)      (0.57)      (0.22)      (0.22)
Portfolio turnover (%)                                                       48         135          70          66          29

26 FUND DETAILS

             CLASS C SHARES PERIOD ENDED:                              10-31-00    10-31-01    10-31-02     10-31-03    10-31-04
PER SHARE OPERATING PERFORMANCE

NET ASSET VALUE, BEGINNING OF PERIOD                                   $  15.81    $  19.87    $  15.06     $  13.87    $  16.19
Net investment loss(1)                                                    (0.10)      (0.09)      (0.09)       (0.03)         --(5)
Net realized and unrealized gain (loss) on investments                     4.16       (4.72)      (0.74)        2.35        0.84
TOTAL FROM INVESTMENT OPERATIONS                                           4.06       (4.81)      (0.83)        2.32        0.84
LESS DISTRIBUTIONS
From net realized gain                                                       --          --       (0.36)          --          --
NET ASSET VALUE, END OF PERIOD                                         $  19.87    $  15.06    $  13.87     $  16.19    $  17.03
TOTAL RETURN(2) (%)                                                       25.68      (24.21)      (5.85)(3)    16.73        5.19(3)

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in millions)                                $     58    $     54    $     40     $     37    $     29
Ratio of expenses to average net assets (%)                                2.10        2.07        2.20         2.25        2.15
Ratio of adjusted expenses to average net assets(4) (%)                      --          --        2.21           --        2.18
Ratio of net investment loss to average net assets (%)                    (0.57)      (0.52)      (0.57)       (0.22)      (0.02)
Portfolio turnover (%)                                                       48         135          70           66          29

(1) Based on the average of the shares outstanding.

(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(3) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(4) Does not take into consideration expense reductions during the periods shown.

(5) Less than $0.01 per share.

THE FOLLOWING RETURNS ARE NOT AUDITED AND ARE NOT PART OF THE AUDITED FINANCIAL HIGHLIGHTS PRESENTED ABOVE:

Without the expense reduction, returns for the year ended October 31, 2002 and 2004 would have been, for Class A (5.20%) and 5.81%, for Class B (5.86%) and 5.09% and for Class C (5.86%) and 5.16%, respectively.

                                                                 FUND DETAILS 27

HEALTH SCIENCES FUND
Figures audited by PricewaterhouseCoopers LLP.

             CLASS A SHARES PERIOD ENDED:                              10-31-00    10-31-01    10-31-02    10-31-03    10-31-04
PER SHARE OPERATING PERFORMANCE

NET ASSET VALUE, BEGINNING OF PERIOD                                   $  34.28    $  49.99    $  40.06    $  34.67    $  39.79
Net investment loss(1)                                                    (0.33)      (0.37)      (0.41)      (0.38)      (0.47)
Net realized and unrealized gain (loss) on investments                    16.04       (5.99)      (4.98)       5.50        3.90
TOTAL FROM INVESTMENT OPERATIONS                                          15.71       (6.36)      (5.39)       5.12        3.43
LESS DISTRIBUTIONS
From net realized gain                                                       --       (3.57)         --          --          --
NET ASSET VALUE, END OF PERIOD                                         $  49.99    $  40.06    $  34.67    $  39.79    $  43.22
TOTAL RETURN(2) (%)                                                       45.83      (13.56)     (13.45)      14.77        8.62

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in millions)                                $    178    $    145    $    110    $    117    $    125
Ratio of expenses to average net assets (%)                                1.50        1.50        1.59        1.67        1.57
Ratio of net investment loss to average net assets (%)                    (0.75)      (0.87)      (1.06)      (1.04)      (1.08)
Portfolio turnover (%)                                                      147          91          85          95          54

             CLASS B SHARES PERIOD ENDED:                              10-31-00    10-31-01    10-31-02    10-31-03    10-31-04
PER SHARE OPERATING PERFORMANCE

NET ASSET VALUE, BEGINNING OF PERIOD                                   $  32.83    $  47.55    $  37.68    $  32.39    $  36.91
Net investment loss(1)                                                    (0.60)      (0.63)      (0.63)      (0.59)      (0.72)
Net realized and unrealized gain (loss) on investments                    15.32       (5.67)      (4.66)       5.11        3.62
TOTAL FROM INVESTMENT OPERATIONS                                          14.72       (6.30)      (5.29)       4.52        2.90
LESS DISTRIBUTIONS
From net realized gain                                                       --       (3.57)         --          --          --
NET ASSET VALUE, END OF PERIOD                                         $  47.55    $  37.68    $  32.39    $  36.91    $  39.81
TOTAL RETURN(2) (%)                                                       44.84      (14.18)     (14.04)      13.95        7.86

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in millions)                                $    294    $    231    $    162    $    154    $    134
Ratio of expenses to average net assets (%)                                2.20        2.20        2.29        2.37        2.27
Ratio of net investment loss to average net assets (%)                    (1.46)      (1.57)      (1.76)      (1.74)      (1.77)
Portfolio turnover (%)                                                      147          91          85          95          54

             CLASS C SHARES PERIOD ENDED:                              10-31-00    10-31-01    10-31-02    10-31-03    10-31-04
PER SHARE OPERATING PERFORMANCE

NET ASSET VALUE, BEGINNING OF PERIOD                                   $  32.83    $  47.55    $  37.68    $  32.39    $  36.91
Net investment loss(1)                                                    (0.64)      (0.63)      (0.63)      (0.59)      (0.72)
Net realized and unrealized gain (loss) on investments                    15.36       (5.67)      (4.66)       5.11        3.62
TOTAL FROM INVESTMENT OPERATIONS                                          14.72       (6.30)      (5.29)       4.52        2.90
LESS DISTRIBUTIONS
From net realized gain                                                       --       (3.57)         --          --          --
NET ASSET VALUE, END OF PERIOD                                         $  47.55    $  37.68    $  32.39    $  36.91    $  39.81
TOTAL RETURN(2) (%)                                                       44.84      (14.18)     (14.04)      13.95        7.86

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in millions)                                $     14    $     15    $     12    $     13    $     13
Ratio of expenses to average net assets (%)                                2.20        2.20        2.29        2.37        2.27
Ratio of net investment loss to average net assets (%)                    (1.50)      (1.58)      (1.76)      (1.73)      (1.78)
Portfolio turnover (%)                                                      147          91          85          95          54

(1) Based on the average of the shares outstanding.

(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.

28 FUND DETAILS

REAL ESTATE FUND
Figures audited by Deloitte & Touche LLP.

             CLASS A SHARES PERIOD ENDED:                              10-31-00    10-31-01    10-31-02    10-31-03    10-31-04
PER SHARE OPERATING PERFORMANCE

NET ASSET VALUE, BEGINNING OF PERIOD                                   $   9.48    $  10.21    $  10.71    $  10.52    $  13.49
Net investment income(1)                                                   0.52        0.45        0.40        0.51        0.49
Net realized and unrealized gain on investments                            1.54        0.86        0.03        2.87        3.06
TOTAL FROM INVESTMENT OPERATIONS                                           2.06        1.31        0.43        3.38        3.55
LESS DISTRIBUTIONS
From net investment income                                                (0.79)      (0.37)      (0.36)      (0.41)      (0.33)
From net realized gain                                                    (0.54)      (0.44)      (0.26)         --       (0.06)
                                                                          (1.33)      (0.81)      (0.62)      (0.41)      (0.39)
NET ASSET VALUE, END OF PERIOD                                         $  10.21    $  10.71    $  10.52    $  13.49    $  16.65
TOTAL RETURN(2, 3) (%)                                                    20.40       13.26        3.74       32.91       26.78

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in millions)                                $      3    $     3     $     15    $     18    $     28
Ratio of expenses to average net assets (%)                                1.65        1.65        1.65        1.65        1.65
Ratio of adjusted expenses to average net assets(4) (%)                    8.89        4.63        1.92        1.82        1.70
Ratio of net investment income to average net assets (%)                   5.11        4.28        3.52        4.46        3.30
Portfolio turnover (%)                                                      482         274         327         195          98

             CLASS B SHARES PERIOD ENDED:                              10-31-00(5) 10-31-01    10-31-02    10-31-03    10-31-04
PER SHARE OPERATING PERFORMANCE

NET ASSET VALUE, BEGINNING OF PERIOD                                   $  10.00    $  10.21    $  10.70    $  10.51    $  13.48
Net investment income(1)                                                   0.30        0.38        0.32        0.43        0.39
Net realized and unrealized gain on investments                            0.13        0.84        0.03        2.87        3.05
TOTAL FROM INVESTMENT OPERATIONS                                           0.43        1.22        0.35        3.30        3.44
LESS DISTRIBUTIONS
From net investment income                                                (0.22)      (0.29)      (0.28)      (0.33)      (0.23)
From net realized gain                                                       --       (0.44)      (0.26)         --       (0.06)
                                                                          (0.22)      (0.73)      (0.54)      (0.33)      (0.29)
NET ASSET VALUE, END OF PERIOD                                         $  10.21    $  10.70    $  10.51    $  13.48    $  16.63
TOTAL RETURN(2, 3) (%)                                                    18.19(6)    12.37        3.03       32.04       25.87

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in millions)                                $      1    $      4    $     18    $     21    $     24
Ratio of expenses to average net assets (%)                                2.35(7)     2.35        2.35        2.35        2.35
Ratio of adjusted expenses to average net assets(4) (%)                    9.59(7)     5.33        2.62        2.52        2.40
Ratio of net investment income to average net assets (%)                   4.13(7)     3.65        2.82        3.76        2.62
Portfolio turnover (%)                                                      482         274         327         195          98

                                                                 FUND DETAILS 29

REAL ESTATE FUND continued

             CLASS C SHARES PERIOD ENDED:                              10-31-00(5) 10-31-01    10-31-02    10-31-03    10-31-04
PER SHARE OPERATING PERFORMANCE

NET ASSET VALUE, BEGINNING OF PERIOD                                   $  10.00    $  10.21    $  10.70    $  10.51    $  13.48
Net investment income(1)                                                   0.24        0.39        0.32        0.42        0.38
Net realized and unrealized gain on investments                            0.19        0.83        0.03        2.88        3.06
TOTAL FROM INVESTMENT OPERATIONS                                           0.43        1.22        0.35        3.30        3.44
LESS DISTRIBUTIONS
From net investment income                                                (0.22)      (0.29)      (0.28)      (0.33)      (0.23)
From net realized gain                                                       --       (0.44)      (0.26)         --       (0.06)
                                                                          (0.22)      (0.73)      (0.54)      (0.33)      (0.29)
NET ASSET VALUE, END OF PERIOD                                         $  10.21    $  10.70    $  10.51    $  13.48    $  16.63
TOTAL RETURN(2, 3) (%)                                                    18.19(6)    12.37        3.03       32.04       25.87

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in millions)                                      --(8) $      1    $      9    $     11    $     14
Ratio of expenses to average net assets (%)                                2.35(7)     2.35        2.35        2.35        2.35
Ratio of adjusted expenses to average net assets(4) (%)                    9.59(7)     5.33        2.62        2.52        2.40
Ratio of net investment income to average net assets (%)                   3.40(7)     3.55        2.82        3.74        2.61
Portfolio turnover (%)                                                      482         274         327         195          98

(1) Based on the average of the shares outstanding.

(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(3) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(4) Does not take into consideration expense reductions during the periods shown.

(5) Class B shares and Class C shares began operations on 3-1-00.

(6) Not annualized.

(7) Annualized.

(8) Less than $500,000.

THE FOLLOWING RETURNS ARE NOT AUDITED AND ARE NOT PART OF THE AUDITED FINANCIAL HIGHLIGHTS PRESENTED ABOVE:

Without the expense reductions, returns for Class A for the period or year ended October 31, 2000, 2001, 2002, 2003 and 2004 would have been 13.16%, 10.28%,
3.47%, 32.74% and 26.73%, respectively. For Class B the returns for the periods or year ended October 31, 2000, 2001, 2002, 2003 and 2004 would have been 10.95%, 9.39%, 2.76%, 31.87% and 25.82%, respectively, and for Class C, 10.95%,
9.39%, 2.76%, 31.87% and 25.82%, respectively.

30 FUND DETAILS

REGIONAL BANK FUND
Figures audited by PricewaterhouseCoopers LLP.

             CLASS A SHARES PERIOD ENDED:                              10-31-00    10-31-01    10-31-02    10-31-03    10-31-04
PER SHARE OPERATING PERFORMANCE

NET ASSET VALUE, BEGINNING OF PERIOD                                   $  51.21    $  41.44    $  40.09    $  37.81    $  42.80
Net investment income(1)                                                   0.78        0.60        0.45        0.53        0.61
Net realized and unrealized gain (loss) on investments                    (5.49)       2.04        2.55        7.10        5.07
TOTAL FROM INVESTMENT OPERATIONS                                          (4.71)       2.64        3.00        7.63        5.68
LESS DISTRIBUTIONS
From net investment income                                                (0.81)      (0.60)      (0.46)      (0.52)      (0.58)
From net realized gain                                                    (4.25)      (3.39)      (4.82)      (2.12)      (2.57)
                                                                          (5.06)      (3.99)      (5.28)      (2.64)      (3.15)
NET ASSET VALUE, END OF PERIOD                                         $  41.44    $  40.09    $  37.81    $  42.80    $  45.33
TOTAL RETURN(2) (%)                                                       (8.62)       6.90        7.50       21.67       14.13

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in millions)                                $    788    $    797    $    930    $  1,214    $  1,587
Ratio of expenses to average net assets (%)                                1.37        1.28        1.35        1.39        1.34
Ratio of net investment income to average net assets (%)                   2.01        1.42        1.14        1.43        1.44
Portfolio turnover (%)                                                        5          23           7           2           5

             CLASS B SHARES PERIOD ENDED:                              10-31-00    10-31-01    10-31-02    10-31-03    10-31-04
PER SHARE OPERATING PERFORMANCE

NET ASSET VALUE, BEGINNING OF PERIOD                                   $  50.94    $  41.20    $  39.84    $  37.55    $  42.48
Net investment income(1)                                                   0.50        0.31        0.19        0.26        0.30
Net realized and unrealized gain (loss) on investments                    (5.46)       2.02        2.52        7.06        5.04
TOTAL FROM INVESTMENT OPERATIONS                                          (4.96)       2.33        2.71        7.32        5.34
LESS DISTRIBUTIONS
From net investment income                                                (0.53)      (0.30)      (0.18)      (0.27)      (0.29)
From net realized gain                                                    (4.25)      (3.39)      (4.82)      (2.12)      (2.57)
                                                                          (4.78)      (3.69)      (5.00)      (2.39)      (2.86)
NET ASSET VALUE, END OF PERIOD                                         $  41.20    $  39.84    $  37.55    $  42.48    $  44.96
TOTAL RETURN(2) (%)                                                       (9.26)       6.15        6.77       20.83       13.32

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in millions)                                $  2,172    $  1,900    $  1,491    $  1,298    $    885
Ratio of expenses to average net assets (%)                                2.07        1.98        2.03        2.09        2.04
Ratio of net investment income to average net assets (%)                   1.31        0.73        0.46        0.72        0.70
Portfolio turnover (%)                                                        5          23           7           2           5

             CLASS C SHARES PERIOD ENDED:                              10-31-00    10-31-01    10-31-02    10-31-03    10-31-04
PER SHARE OPERATING PERFORMANCE

NET ASSET VALUE, BEGINNING OF PERIOD                                   $  50.94    $  41.20    $  39.84    $  37.56    $  42.48
Net investment income(1)                                                   0.32        0.30        0.17        0.27        0.30
Net realized and unrealized gain (loss) on investments                    (5.28)       2.03        2.54        7.04        5.04
TOTAL FROM INVESTMENT OPERATIONS                                          (4.96)       2.33        2.71        7.31        5.34
LESS DISTRIBUTIONS
From net investment income                                                (0.53)      (0.30)      (0.17)      (0.27)      (0.29)
From net realized gain                                                    (4.25)      (3.39)      (4.82)      (2.12)      (2.57)
                                                                          (4.78)      (3.69)      (4.99)      (2.39)      (2.86)
NET ASSET VALUE, END OF PERIOD                                         $  41.20    $  39.84    $  37.56    $  42.48    $  44.96
TOTAL RETURN(2) (%)                                                       (9.26)       6.15        6.78       20.79       13.32

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in millions)                                $     34    $     39    $     38    $     56    $     52
Ratio of expenses to average net assets (%)                                2.07        1.98        2.05        2.09        2.04
Ratio of net investment income to average net assets (%)                   1.30        0.71        0.44        0.72        0.72
Portfolio turnover (%)                                                        5          23           7           2           5

(1) Based on the average of the shares outstanding.

(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.

                                                                 FUND DETAILS 31

TECHNOLOGY FUND
Figures audited by Deloitte & Touche LLP.

             CLASS A SHARES PERIOD ENDED:                              10-31-00(1) 10-31-01(1) 10-31-02(1) 10-31-03    10-31-04
PER SHARE OPERATING PERFORMANCE

NET ASSET VALUE, BEGINNING OF PERIOD                                   $  10.03    $  12.02    $   4.20    $   2.40    $   3.85
Net investment loss(2)                                                    (0.10)      (0.07)      (0.06)      (0.06)      (0.06)
Net realized and unrealized gain (loss) on investments                     5.12       (7.53)      (1.74)       1.51       (0.56)
TOTAL FROM INVESTMENT OPERATIONS                                           5.02       (7.60)      (1.80)       1.45       (0.62)
LESS DISTRIBUTIONS
From net realized gain                                                    (3.03)      (0.22)         --          --          --
NET ASSET VALUE, END OF PERIOD                                         $  12.02    $   4.20    $   2.40    $   3.85    $   3.23
TOTAL RETURN(3) (%)                                                       25.37      (64.35)     (42.86)      60.42(4)   (16.10)(4)

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in millions)                                $    971    $    343    $    175    $    284    $    224
Ratio of expenses to average net assets (%)                                1.28        1.52        1.98        2.38        1.90
Ratio of adjusted expenses to average net assets(5) (%)                      --          --          --        2.39        1.92
Ratio of net investment loss to average net assets (%)                    (0.69)      (0.97)      (1.63)      (2.09)      (1.68)
Portfolio turnover (%)                                                       41          47          28          42          34

             CLASS B SHARES PERIOD ENDED:                              10-31-00(1) 10-31-01(1) 10-31-02(1) 10-31-03    10-31-04
PER SHARE OPERATING PERFORMANCE

NET ASSET VALUE, BEGINNING OF PERIOD                                   $   9.55    $  11.34    $   3.93    $   2.23    $   3.55
Net investment loss(2)                                                    (0.19)      (0.11)      (0.08)      (0.08)      (0.08)
Net realized and unrealized gain (loss) on investments                     5.01       (7.08)      (1.62)       1.40       (0.51)
TOTAL FROM INVESTMENT OPERATIONS                                           4.82       (7.19)      (1.70)       1.32       (0.59)
LESS DISTRIBUTIONS
From net realized gain                                                    (3.03)      (0.22)         --          --         --
NET ASSET VALUE, END OF PERIOD                                         $  11.34    $   3.93    $   2.23    $   3.55    $   2.96
TOTAL RETURN(3) (%)                                                       24.49      (64.60)     (43.26)      59.19(4)   (16.62)(4)

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in millions)                                $  1,291    $    372    $    162    $    226    $    143
Ratio of expenses to average net assets (%)                                1.98        2.19        2.66        3.09        2.59
Ratio of adjusted expenses to average net assets(5) (%)                      --          --          --        3.10        2.61
Ratio of net investment loss to average net assets (%)                    (1.39)      (1.63)      (2.30)      (2.79)      (2.34)
Portfolio turnover (%)                                                       41          47          28          42          34

             CLASS C SHARES PERIOD ENDED:                              10-31-00(1) 10-31-01(1) 10-31-02(1) 10-31-03    10-31-04
PER SHARE OPERATING PERFORMANCE

NET ASSET VALUE, BEGINNING OF PERIOD                                   $   9.55    $  11.34    $   3.93    $   2.23    $   3.55
Net investment loss(2)                                                    (0.19)      (0.11)      (0.08)      (0.08)      (0.08)
Net realized and unrealized gain (loss) on investments                     5.01       (7.08)      (1.62)       1.40       (0.51)
TOTAL FROM INVESTMENT OPERATIONS                                           4.82       (7.19)      (1.70)       1.32       (0.59)
LESS DISTRIBUTIONS
From net realized gain                                                    (3.03)      (0.22)         --          --          --
NET ASSET VALUE, END OF PERIOD                                         $  11.34    $   3.93    $   2.23    $   3.55    $   2.96
TOTAL RETURN(3) (%)                                                       24.49      (64.60)     (43.26)      59.19(4)   (16.62)(4)

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in millions)                                $    101    $     36    $     17    $     27    $     18
Ratio of expenses to average net assets (%)                                1.99        2.22        2.68        3.08        2.59
Ratio of adjusted expenses to average net assets(5) (%)                      --          --          --        3.09        2.61
Ratio of net investment loss to average net assets (%)                    (1.40)      (1.67)      (2.32)      (2.79)      (2.35)
Portfolio turnover (%)                                                       41          47          28          42          34

(1) Audited by previous auditor, Ernst & Young LLP.

(2) Based on the average of the shares outstanding.

(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(4) Total return would have been lower had certain expenses not been reduced during the periods shown.

(5) Does not take into consideration expense reductions during the periods shown.

32 FUND DETAILS

For more information

Two documents are available that offer further information on John Hancock sector funds:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on all aspects of the funds. Each fund's SAI includes a summary of the fund's policy regarding disclosure of its portfolio holdings. The current annual report is included in the SAI. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

TO REQUEST A FREE COPY OF THE CURRENT ANNUAL/SEMIANNUAL REPORT
OR THE SAI, PLEASE CONTACT JOHN HANCOCK:

By mail: John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

By phone: 1-800-225-5291

By EASI-Line: 1-800-338-8080

By TDD: 1-800-554-6713

On the Internet: www.jhfunds.com

OR YOU MAY VIEW OR OBTAIN THESE DOCUMENTS FROM THE SEC:

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

In person: at the SEC's Public Reference Room in Washington, DC.
For access to the Reference Room call 1-202-942-8090

By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov

(C)2005 JOHN HANCOCK FUNDS, LLC       SECPN 3/05

[JOHN HANCOCK FUNDS LOGO]

JOHN HANCOCK FUNDS, LLC                                            PRSRT STD
MEMBER NASD                                                      U.S. POSTAGE
101Huntington Avenue                                                P A I D
Boston, MA 02199-7603                                             BOSTON, MA
                                                                 PERMIT NO. 11
www.jhfunds.com

NOW AVAILABLE: ELECTRONIC DELIVERY
WWW.JHFUNDS/EDELIVERY

JOHN HANCOCK
Health Sciences
Fund

10.31.2004

Annual Report

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of James A. Shepherdson, Chief Executive Officer, flush left next to first paragraph.]


CEO CORNER

Table of contents

Your fund at a glance
page 1

Manager's report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Your expenses
page 8

Fund's investments
page 10

Financial statements
page 15

Trustees & officers
page 29

For more information
page 33


Dear Fellow Shareholders,

The stock market made little, if any, headway year-to-date through October 2004, as it wrestled with a variety of uncertainties. Questions about the continuing strength of the economy, the effects of rising interest rates and expectations for corporate earnings growth kept investors jittery. In addition, record high crude oil prices, geopolitical issues and a closely contested U.S. presidential race all weighed on the market. The picture brightened in early November with the election over and oil prices moderating somewhat.

Year-to-date through October 31, 2004, the Standard & Poor's 500 Index was up 3.06%, while the Dow Jones Industrial Average and the Nasdaq Composite Index were slightly negative, returning -2.40% and -1.05%, respectively. Despite the Federal Reserve's three hikes in short-term interest rates from historic lows, bonds still managed to outperform stocks, with the Lehman Brothers Aggregate Bond Index up 4.22%.

In news closer to home, we are pleased to announce that on June 15, 2004, your fund's Board of Trustees appointed Charles L. Ladner as independent Chairman of the Board of Trustees, a position previously held by John Hancock Funds LLC's former Chairman and Chief Executive Officer, Maureen Ford Goldfarb. This appointment came in advance of new SEC regulations requiring all mutual funds to have independent chairmen.

Mr. Ladner has served as an independent member of John Hancock Funds' Board of Trustees since 1992 and formerly held the position of Senior Vice President and Chief Financial Officer of UGI Corporation, a public utility holding company in Valley Forge, PA, until his retirement in 1998. He brings a wealth of knowledge, experience and leadership and we are delighted to have him serve as Chairman.

Sincerely,

/S/ James A. Shepherdson

James A. Shepherdson,
Chief Executive Officer


This commentary reflects the CEO's views as of October 31, 2004. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks
long-term growth of
capital by normally
investing at least
80% of its assets
in stocks of U.S.
and foreign health
sciences companies.

Over the last twelve months

* Health care stocks posted decent returns, but lagged the overall stock market chiefly due to uncertainty over the presidential election and product disappointments.

* The Fund benefited from good stock selection, particularly in the biotech and medical technology sectors.

* Large drug companies and generic drug makers disappointed investors due to pipeline and pricing concerns.

[Bar chart with heading "John Hancock Health Sciences Fund." Under the heading is a note that reads "Fund performance for the year ended October 31, 2004." The chart is scaled in increments of 5% with 0% at the bottom and 10% at the top. The first bar represents the 8.62% total return for Class A. The second bar represents the 7.86% total return for Class B. The third bar represents the 7.86% total return for Class C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 4.7%   Medtronic, Inc.
 4.6%   Amgen, Inc.
 4.4%   UnitedHealth Group, Inc.
 4.3%   Pfizer, Inc.
 2.9%   Stryker Corp.
 2.8%   Teva Pharmaceutical Industries Ltd.
 2.7%   Zimmer Holdings, Inc.
 2.7%   Genentech, Inc.
 2.7%   St. Jude Medical, Inc.
 2.4%   Gilead Sciences, Inc.

As a percentage of net assets on October 31, 2004.

BY LINDA I. MILLER, CFA, PORTFOLIO MANAGER

MANAGER'S
REPORT

JOHN HANCOCK
Health Sciences Fund

Health care stocks posted decent returns for the 12 months ended October 31, 2004, although they lagged the overall stock market primarily due to the uncertainty over the outcome of the U.S. presidential election and product-related disappointments. In the months leading up to the cliffhanger race for the president, investors worried that a change in administration would mean more regulation, would open the door to cheap drugs from abroad, would impose price curbs and would tamper with the recent Medicare reform initiatives. Product-related disappointments -- including Merck's recall of its arthritis treatment Vioxx after it was shown to increase the risk of heart attacks and strokes, and Chiron's inability to ship flu vaccine after the U.K. suspended manufacturing of the product -- clouded the outlook for some segments of the health care group in the final months of the period. That said, there were plenty of positives for the health care sector during the year. Investors generally rewarded companies with innovative and exciting products, as well as those that continued to improve operational performance through cost control and efficiency programs.

"Health care stocks posted decent
 returns for the 12 months ended
 October 31, 2004..."

Performance review

For the 12 months ended October 31, 2004, John Hancock Health Sciences Fund's Class A, Class B and Class C shares posted total returns of 8.62%, 7.86% and 7.86%, respectively, at net asset value. During the same one-year period, the Russell 3000 Healthcare Index returned 3.02% and the average health/biotechnology fund had a total return of 5.93%, according to Lipper, Inc.,1 while the Standard & Poor's 500 Index returned 9.42%. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. See pages six and seven for historical performance results.

[A photo of Linda Miller flush right next to first paragraph.]

Managed care, biotechs top the charts

At the top of our best-performers list during the year were a number of managed care holdings, including UnitedHealth Group, Wellpoint Health and Anthem, Inc. These companies derived earnings increases from hefty health-care premium hikes they charged their customers, which more than offset the rising medical costs the HMOs incurred. They also benefited from their focus on enhancing productivity, controlling costs and improving their balance sheets.

Many of our biotech holdings also performed quite well this year. Our biggest winners were OSI Pharmaceuticals and Biogen Idec. OSI's stock price began zooming higher in June on news that its experimental cancer drug Tarceva had extended survival in late-stage lung cancer patients. Tarceva is what's known as an epidermal growth factor receptor inhibitor that shrinks tumors by blocking proteins that promote the spread of cancer cells. In the fall, the stock got another boost when the company announced that it had received fast-track regulatory approval from the Food and Drug Administration for Tarceva, meaning the agency has six months from the application receipt date, or until January 30, 2005, to take action. OSI is developing the drug with Genentech, another of the Fund's larger and better-performing holdings during the year.

"At the top of our best-performers
 list during the year were a number
 of managed care holdings..."

Biogen Idec's shares also posted strong gains in part due to excitement over the company's Antegren drug to treat multiple sclerosis. The drug may launch later this year or early in 2005. Another winner was Eyetech Pharmaceuticals, which was buoyed by investors' enthusiasm over the company's experimental treatment Macugen, a drug for the sight-robbing disease called wet age-related macular degeneration. Investors also liked the fact that the company has plenty of financial support from its marketing and development partner Pfizer. We also enjoyed good gains from our holdings in Tularik, which was lifted mid-year by news that the company -- which develops potential therapies for cancer, diabetes and obesity -- was to be acquired by Amgen, the world's largest biotech company. Unfortunately, Amgen's stock moved sideways for most of the year despite continuing strong sales and profits from its drugs for anemia and arthritis.

[Table at top left-hand side of page entitled "Top five industry groups."
The first listing is Health care equipment 27%, the second is Biotechnology 26%, the third is Pharmaceuticals 20%, the fourth is Health care services 11% and the fifth is Managed health care 6%.]

Our focus on medical device companies also aided performance. St. Jude Medical posted rising profits thanks to robust sales of its new product used to treat heart failure. Device makers Medtronic and Guidant also performed well, particularly after the Centers for Medicare and Medicaid Services announced that they would expand reimbursement coverage of cardiac defibrillator devices to new patients.

Drug companies falter

Our underweighting in big drug companies, which came under pressure due to political and pipeline concerns, helped us, but our holdings in generic drug companies generally detracted from performance. Generic drug makers -- including Mylan Laboratories, Barr Pharmaceuticals and Watson Pharmaceuticals -- were hurt by increased competition and pressure to reduce prices. We also suffered losses with Chiron, which plummeted on news that U.K. authorities prohibited the company from shipping Fluvirin this season, which accounts for about 50% of the flu vaccines sold in the U.S.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 10-31-04." The chart is divided into two sections (from top to left): Common stocks 96%, and Short-term investments & other 4%. ]

Outlook

We're reasonably optimistic about the prospects for health care stocks. The world's aging population provides strong underpinnings for the bullish future of health care stocks over the long term. We believe that there are other, more near-term factors working in the group's favor. Just after the Fund's fiscal year ended, President Bush was re-elected to a second term. That seemed to reassure investors that status quo, rather than radical

[Table at top of page entitled "Scorecard." The header for the left column is "Investment" and the header for the right column is "Period's performance...and what's behind the numbers." The first listing is OSI Pharmaceuticals followed by an up arrow with the phrase "Positive clinical trials for lung-cancer drug boosts stock." The second listing is Medtronic followed by an up arrow with the phrase "Expanded reimbursement for heart products fuels demand." The third listing is Chiron followed by a down arrow with the phrase "U.K. shuts down manufacturing of flu vaccine."]

change, will be the watchwords for national health-care policies. Furthermore, the fact that the economy is growing at a modest pace is a positive. Historically speaking, health care companies tend to do best in that environment because more robust economic growth tends to attract investors to faster-growing segments of the market. Given those relatively benign external factors, the performance of health care stocks likely will hinge on innovation, new product approval and valuations. We're impressed with the current pace of innovation, although new product approvals may slow somewhat as the FDA takes a more cautious view in light of recent developments with Merck and Chiron. In terms of valuations, there remain many reasonably priced opportunities, although some stocks appear to have gotten too expensive. In our view, those factors all add up to an environment that we believe plays to our stock-picking strengths.

"We're reasonably optimistic about
 the prospects for health care stocks."


This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. The manager's statements reflect her own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

A LOOK AT
PERFORMANCE

For the period ended
October 31, 2004

                                           Class A      Class B      Class C
Inception date                             10-1-91       3-7-94       3-1-99

Average annual returns with maximum sales charge (POP)
One year                                      3.20%        2.86%        6.86%
Five years                                    5.26         5.28         5.60
Ten years                                    10.83        10.76           --
Since inception                                 --           --         4.31

Cumulative total returns with maximum sales charge (POP)
One year                                      3.20         2.86         6.86
Five years                                   29.21        29.33        31.33
Ten years                                   179.56       177.87           --
Since inception                                 --           --        27.04

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. The Class B shares' CDSC declines annually between years 1--6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in two separate indexes.

                                                      Russell
             Cum Value    Cum Value                      3000
               of $10K      of $10K      S&P 500   Healthcare
Plot Date     (No Load)     (w/Load)       Index        Index

10-31-94       $10,000       $9,500      $10,000      $10,000
11-30-94         9,800        9,308        9,636       10,041
4-30-95         11,110       10,552       11,046       11,358
10-31-95        13,100       12,443       12,643       13,921
4-30-96         16,334       15,515       14,383       16,142
10-31-96        14,834       14,089       15,689       17,231
4-30-97         15,238       14,473       17,998       19,574
10-31-97        18,784       17,841       20,729       22,954
4-30-98         21,977       20,874       25,394       29,094
10-31-98        21,397       20,323       25,290       30,618
4-30-99         21,150       20,089       30,932       32,603
10-31-99        21,643       20,556       31,782       33,248
4-30-00         25,462       24,184       34,069       34,275
10-31-00        31,561       29,977       33,722       40,986
4-30-01         28,058       26,649       29,652       37,826
10-31-01        27,281       25,912       25,325       37,291
4-30-02         27,016       25,660       25,911       35,255
10-31-02        23,611       22,425       21,499       30,427
4-30-03         24,012       22,807       22,464       31,557
10-31-03        27,097       25,737       25,976       33,549
4-30-04         31,687       30,097       27,605       37,431
10-31-04        29,433       27,956       28,411       34,564

[Line chart with the heading "GROWTH OF $10,000." Within the chart are four lines. The first line represents the Russell 3000 Healthcare Index and is equal to $34,564 as of October 31, 2004. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Health Sciences Fund, before sales charge, and is equal to $29,433 as of October 31, 2004. The third line represents Standard & Poor's 500 Index and is equal to $28,411 as of October 31, 2004. The fourth line represents the value of the same hypothetical investment made in the John Hancock Health Sciences Fund, after sales charge, and is equal to $27,956 as of October 31, 2004.]

                                   Class B 1     Class C 1
Period beginning                  10-31-94        3-1-99
Health Sciences Fund               $27,787       $12,704
Index 1                             28,411         9,939
Index 2                             34,564        10,164

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of October 31, 2004. The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Standard & Poor's 500 Index -- Index 1 -- is an unmanaged index that includes 500 widely traded common stocks.

Russell 3000 Healthcare Index -- Index 2 -- is a capitalization-weighted index composed of companies involved in medical services or health care.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

1 No contingent deferred sales charge applicable.

YOUR
EXPENSES

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

* Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

* Ongoing operating expenses including management fees, distribution and service fees (if applicable) and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund's actual ongoing operating expenses, and is based on your fund's actual return. It assumes an account value of $1,000.00 on April 30, 2004, with the same investment held until October 31, 2004.


Account value                                              Expenses paid
$1,000.00                             Ending value         during period
on 4-30-04                             on 10-31-04        ended 10-31-04 1
--------------------------------------------------------------------------
Class A                                    $928.90                 $7.68
Class B                                     925.60                 11.05
Class C                                     925.60                 11.05


Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2004 by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Example

 --                                --      --              --
| My account value  /                |    | "expenses paid"  |      My
|                  / $1,000.00 = 8.6 | X $|                  | =  actual
|    $8,600.00    /                  |    |    from table    |   expenses
 --                                --      --              --

Hypothetical example for comparison purposes

This table allows you to compare your fund's ongoing operating expenses with those of any other fund. It provides an example of the Fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annual return before expenses (which is not your fund's actual return). It assumes an account value of $1,000.00 on April 30, 2004, with the same investment held until October 31, 2004. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

Account value                                 Expenses paid
$1,000.00                Ending value         during period
on 4-30-04                on 10-31-04        ended 10-31-04 1
-------------------------------------------------------------
Class A                     $1,017.17                 $8.03
Class B                      1,013.66                 11.55
Class C                      1,013.66                 11.55

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund's annualized expense ratio of 1.58%, 2.28% and 2.28% for Class A, Class B and Class C, respectively, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year/365 or 366] (to reflect the one-half year period).

FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
October 31, 2004

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


Issuer                                                                                   Shares           Value
Common stocks 96.41%                                                                               $262,127,775
(Cost $184,126,224)

Biotechnology 26.18%                                                                                 71,178,084
Affymetrix, Inc. (I)(L)                                                                  76,300       2,327,150
Alkermes, Inc. (I)(L)                                                                    43,029         532,269
Amgen, Inc. (I)                                                                         220,000      12,496,000
AtheroGenics, Inc. (I)(L)                                                                55,000       1,646,700
Biogen Idec, Inc. (I)(L)                                                                100,000       5,816,000
Celgene Corp. (I)                                                                        70,000       2,073,400
Charles River Laboratories International, Inc. (I)(L)                                    55,000       2,573,450
Cotherix, Inc. (I)                                                                      154,540         927,240
Eyetech Pharmaceuticals, Inc. (I)(L)                                                     80,000       3,395,200
Genentech, Inc. (I)(L)                                                                  160,000       7,284,800
Genzyme Corp. (I)(L)                                                                    110,000       5,771,700
Gilead Sciences, Inc. (I)(L)                                                            190,000       6,579,700
Kosan Biosciences, Inc. (I)                                                             140,000         875,000
Millennium Pharmaceuticals, Inc. (I)(L)                                                 165,000       2,141,700
Nabi Biopharmaceuticals (I)                                                              97,500       1,350,375
Neurocrine Biosciences, Inc. (I)(L)                                                      70,000       3,258,500
OSI Pharmaceuticals, Inc. (I)(L)                                                         50,000       3,249,000
Protein Design Labs, Inc. (I)(L)                                                        100,000       1,915,000
Sepracor, Inc. (I)(L)                                                                    60,000       2,755,800
Telik, Inc. (I)(L)                                                                       60,000       1,107,000
Vicuron Pharmaceuticals, Inc. (I)                                                       100,000       1,402,000
ZymoGenetics, Inc. (I)                                                                   90,000       1,700,100

Health Care Equipment 27.49%                                                                         74,741,600
American Medical Systems Holdings, Inc. (I)                                              65,000       2,411,500
ArthroCare Corp. (I)(L)                                                                 110,000       3,389,100
Beckman Coulter, Inc.                                                                    50,000       2,975,000
Boston Scientific Corp. (I)                                                             165,000       5,824,500


See notes to
financial statements.


10


FINANCIAL STATEMENTS


Issuer                                                                                   Shares           Value
Health Care Equipment (continued)
DENTSPLY International, Inc.                                                             55,000      $2,860,550
Fisher Scientific International, Inc. (I)(L)                                             50,000       2,868,000
Gen-Probe, Inc. (I)                                                                      85,000       2,978,400
Guidant Corp.                                                                            50,000       3,331,000
Integra LifeSciences Holdings (I)                                                        62,500       2,005,000
Invitrogen Corp. (I)(L)                                                                  40,000       2,316,000
Kinetic Concepts, Inc. (I)                                                               80,000       3,986,400
Medtronic, Inc.                                                                         250,000      12,777,500
St. Jude Medical, Inc. (I)                                                               95,000       7,274,150
Stryker Corp. (L)                                                                       180,000       7,756,200
Varian Medical Systems, Inc. (I)(L)                                                     115,000       4,617,250
Zimmer Holdings, Inc. (I)(L)                                                             95,000       7,371,050

Health Care Facilities 4.19%                                                                         11,394,900
Community Health Systems, Inc. (I)                                                      100,000       2,682,000
DaVita, Inc. (I)                                                                        110,000       3,258,200
HCA, Inc.                                                                                60,000       2,203,800
VCA Antech, Inc. (I)                                                                    145,000       3,250,900

Health Care Services 11.33%                                                                          30,813,400
Accredo Health, Inc. (I)                                                                 30,000         690,900
Advisory Board Co. (The) (I)(L)                                                          85,000       2,769,300
Caremark Rx, Inc. (I)(L)                                                                190,000       5,694,300
Covance, Inc. (I)                                                                        85,000       3,376,200
ICON Plc American Depositary Receipts (ADR) (Ireland) (I)(L)                             75,000       2,475,750
IDX Systems Corp. (I)                                                                    80,000       2,682,800
Medco Health Solutions, Inc. (I)                                                        100,000       3,391,000
Omnicare, Inc.                                                                           50,000       1,379,500
Quest Diagnostics, Inc.                                                                  35,000       3,063,900
Stericycle, Inc. (I)(L)                                                                  75,000       3,399,750
WebMD Corp. (I)(L)                                                                      250,000       1,890,000

Health Care Supplies 1.80%                                                                            4,882,900
Johnson & Johnson                                                                        80,000       4,670,400
Retractable Technologies, Inc. (I)(L)                                                    50,000         212,500

Managed Health Care 5.72%                                                                            15,564,000
Anthem, Inc. (I)(L)                                                                      45,000       3,618,000
UnitedHealth Group, Inc.                                                                165,000      11,946,000


See notes to
financial statements.


11


FINANCIAL STATEMENTS


Issuer                                                                                   Shares           Value
Pharmaceuticals 19.70%                                                                              $53,552,891
Abbott Laboratories                                                                     130,000       5,541,900
Alcon, Inc. (Switzerland)                                                                65,000       4,628,000
Allergan, Inc.                                                                           25,000       1,789,000
AstraZeneca Plc (ADR) (United Kingdom)                                                   70,000       2,884,000
EPIX Pharmaceuticals, Inc. (I)                                                          100,000       1,563,000
Forest Laboratories, Inc. (I)                                                            65,000       2,899,000
IVAX Corp. (L)                                                                          110,000       1,991,000
Medicines Co. (The) (I)(L)                                                              125,000       3,330,000
Novartis AG (ADR) (Switzerland)                                                         130,000       6,241,300
Pfizer, Inc.                                                                            400,000      11,580,000
Roche Holding AG (Switzerland)                                                           35,000       3,565,691
Teva Pharmaceutical Industries Ltd. (ADR) (Israel)                                      290,000       7,540,000


                                                                       Interest       Par value
Issuer, description, maturity date                                     rate               (000)           Value
Short-term investments 34.89%                                                                       $94,873,709
(Cost $94,873,709)

Joint Repurchase Agreement 3.03%                                                                      8,252,000
Investment in a joint repurchase agreement transaction with
Morgan Stanley -- Dated 10-29-04, due 11-01-04
(secured by U.S. Treasury Bond 8.125% due 08-15-19,
U.S. Treasury Note 5.875% due 11-15-04, U.S. Treasury
Inflation Indexed Bonds 3.625% due 04-15-28 and
3.375% due 04-15-32, and U.S. Treasury Inflation
Indexed Notes 3.375% thru 3.875% due 01-15-09
thru 01-15-12)                                                            1.770%         $8,252       8,252,000


                                                                                         Shares
Cash Equivalents 31.86%                                                                              86,621,709
AIM Cash Investment Trust (T)                                                        86,621,709      86,621,709

Total investments 131.30%                                                                          $357,001,484

Other assets and liabilities, net (31.30%)                                                         ($85,101,313)

Total net assets 100.00%                                                                           $271,900,171



See notes to
financial statements.

FINANCIAL STATEMENTS

Notes to Schedule of Investments

(I) Non-income-producing security.

(L) All or a portion of this security is on loan as of October 31, 2004.

(T) Represents investment of securities lending collateral. Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


See notes to
financial statements.

FINANCIAL STATEMENTS

PORTFOLIO
CONCENTRATION

October 31, 2004
(unaudited)

This table shows the
Fund's investments
as a percentage
of net assets,
aggregated by
various countries
and industries.


Country diversification        Value as a percentage of Fund's net assets
-------------------------------------------------------------------------
Ireland                                                             0.91%
Israel                                                              2.77
Switzerland                                                         5.31
United Kingdom                                                      1.06
United States                                                     121.25

Industry distribution          Value as a percentage of Fund's net assets
-------------------------------------------------------------------------
Biotechnology                                                      26.18%
Health Care Equipment                                              27.49
Health Care Facilities                                              4.19
Health Care Services                                               11.33
Health Care Supplies                                                1.80
Managed Health Care                                                 5.72
Pharmaceuticals                                                    19.70
Short-term Investments                                             34.89


See notes to
financial statements.

FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

October 31, 2004

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.


Assets
Investments at value (cost $278,999,933)
including $84,985,627 of securities loaned                       $357,001,484
Cash                                                                      227
Receivable for investments sold                                     3,783,776
Receivable for shares sold                                             27,247
Dividends and interest receivable                                      64,522
Other assets                                                           15,198

Total assets                                                      360,892,454

Liabilities
Payable for investments purchased                                   1,318,475
Payable for shares repurchased                                        274,704
Payable upon return of securities loaned                           86,621,709
Payable to affiliates
Management fees                                                       574,977
Distribution and service fees                                          29,469
Other                                                                  91,228
Other payables and accrued expenses                                    81,721

Total liabilities                                                  88,992,283

Net assets
Capital paid-in                                                   187,729,419
Accumulated net realized gain on investments
and foreign currency transactions                                   6,175,749
Net unrealized appreciation of investments
and translation of assets and liabilities
in foreign currencies                                              78,001,877
Accumulated net investment loss                                        (6,874)

Net assets                                                       $271,900,171

Net asset value per share
Based on net asset values and shares outstanding --
the Fund has an unlimited number of shares
authorized with no par value
Class A ($125,125,836 [DIV] 2,895,273 shares)                          $43.22
Class B ($133,553,641 [DIV] 3,354,889 shares)                          $39.81
Class C ($13,220,694 [DIV] 332,110 shares)                             $39.81

Maximum offering price per share
Class A 1 ($43.22 [DIV] 95%)                                           $45.49


1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.


See notes to
financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the year ended
October 31, 2004

This Statement
of Operations
summarizes the
Fund's investment
income earned and
expenses incurred
in operating the
Fund. It also shows
net gains (losses)
for the period
stated.


Investment income
Dividends (net of foreign withholding taxes of $38,303)            $1,174,458
Securities lending                                                    211,734
Interest                                                              105,822

Total investment income                                             1,492,014

Expenses
Investment management fees                                          2,283,152
Class A distribution and service fees                                 384,964
Class B distribution and service fees                               1,550,706
Class C distribution and service fees                                 142,009
Class A, B and C transfer agent fees                                1,164,726
Accounting and legal services fees                                     80,623
Printing                                                               66,101
Custodian fees                                                         46,680
Miscellaneous                                                          51,456
Registration and filing fees                                           39,232
Professional fees                                                      37,199
Trustees' fees                                                         16,788
Securities lending fees                                                 5,640
Interest                                                                  124

Total expenses                                                      5,869,400
Less expense reductions                                                  (370)

Net expenses                                                        5,869,030

Net investment loss                                                (4,377,016)

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments                                                        22,497,612
Foreign currency transactions                                         (18,637)
Change in net unrealized appreciation (depreciation) of
Investments                                                         5,298,985
Translation of assets and liabilities in foreign currencies               237

Net realized and unrealized gain                                   27,778,197

Increase in net assets from operations                            $23,401,181


See notes to
financial statements.

FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

These Statements
of Changes in Net
Assets show how
the value of the
Fund's net assets
has changed
during the last
two  periods. The
difference reflects
earnings less
expenses, any
investment
gains and losses,
distributions, if
any, paid to
shareholders and
any increase or
decrease in money
shareholders
invested in the
Fund.


                                                          Year          Year
                                                         ended         ended
                                                      10-31-03      10-31-04

Increase (decrease) in net assets
From operations

Net investment loss                                ($4,025,912)  ($4,377,016)
Net realized gain                                   19,286,206    22,478,975
Change in net unrealized
appreciation (depreciation)                         21,020,120     5,299,222

Increase in net assets resulting
from operations                                     36,280,414    23,401,181
From Fund share transactions                       (36,109,836)  (35,461,797)

Net assets
Beginning of period                                283,790,209   283,960,787

End of period 1                                   $283,960,787  $271,900,171


1 Includes accumulated net investment loss of $5,777 and $6,874, respectively.


See notes to
financial statements.

FINANCIAL HIGHLIGHTS

FINANCIAL
HIGHLIGHTS


CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

Period ended                                          10-31-00    10-31-01    10-31-02    10-31-03    10-31-04
Per share operating performance
Net asset value,
beginning of period                                     $34.28      $49.99      $40.06      $34.67      $39.79
Net investment loss 1                                    (0.33)      (0.37)      (0.41)      (0.38)      (0.47)
Net realized and unrealized
gain (loss) on investments                               16.04       (5.99)      (4.98)       5.50        3.90
Total from
investment operations                                    15.71       (6.36)      (5.39)       5.12        3.43
Less distributions
From net realized gain                                      --       (3.57)         --          --          --
Net asset value, end of period                          $49.99      $40.06      $34.67      $39.79      $43.22
Total return 2 (%)                                       45.83      (13.56)     (13.45)      14.77        8.62

Ratios and supplemental data
Net assets, end of period
(in millions)                                             $178        $145        $110        $117        $125
Ratio of expenses
to average net assets (%)                                 1.50        1.50        1.59        1.67        1.57
Ratio of net investment loss
to average net assets (%)                                (0.75)      (0.87)      (1.06)      (1.04)      (1.08)
Portfolio turnover (%)                                     147          91          85          95          54



See notes to
financial statements.

FINANCIAL HIGHLIGHTS


CLASS B SHARES

Period ended                                          10-31-00    10-31-01    10-31-02    10-31-03    10-31-04
Per share operating performance
Net asset value,
beginning of period                                     $32.83      $47.55      $37.68      $32.39      $36.91
Net investment loss 1                                    (0.60)      (0.63)      (0.63)      (0.59)      (0.72)
Net realized and unrealized
gain (loss) on investments                               15.32       (5.67)      (4.66)       5.11        3.62
Total from
investment operations                                    14.72       (6.30)      (5.29)       4.52        2.90
Less distributions
From net realized gain                                      --       (3.57)         --          --          --
Net asset value, end of period                          $47.55      $37.68      $32.39      $36.91      $39.81
Total return 2 (%)                                       44.84      (14.18)     (14.04)      13.95        7.86

Ratios and supplemental data
Net assets, end of period
(in millions)                                             $294        $231        $162        $154        $134
Ratio of expenses
to average net assets (%)                                 2.20        2.20        2.29        2.37        2.27
Ratio of net investment loss
to average net assets (%)                                (1.46)      (1.57)      (1.76)      (1.74)      (1.77)
Portfolio turnover (%)                                     147          91          85          95          54



See notes to
financial statements.

FINANCIAL HIGHLIGHTS


CLASS C SHARES

Period ended                                          10-31-00    10-31-01    10-31-02    10-31-03    10-31-04
Per share operating performance
Net asset value,
beginning of period                                     $32.83      $47.55      $37.68      $32.39      $36.91
Net investment loss 1                                    (0.64)      (0.63)      (0.63)      (0.59)      (0.72)
Net realized and unrealized
gain (loss) on investments                               15.36       (5.67)      (4.66)       5.11        3.62
Total from
investment operations                                    14.72       (6.30)      (5.29)       4.52        2.90
Less distributions
From net realized gain                                      --       (3.57)         --          --          --
Net asset value, end of period                          $47.55      $37.68      $32.39      $36.91      $39.81
Total return 2 (%)                                       44.84      (14.18)     (14.04)      13.95        7.86

Ratios and supplemental data
Net assets, end of period
(in millions)                                              $14         $15         $12         $13         $13
Ratio of expenses
to average net assets (%)                                 2.20        2.20        2.29        2.37        2.27
Ratio of net investment loss
to average net assets (%)                                (1.50)      (1.58)      (1.76)      (1.73)      (1.78)
Portfolio turnover (%)                                     147          91          85          95          54


1 Based on the average of the shares outstanding.

2 Assumes dividend reinvestment and does not reflect the effect of sales charges.


See notes to
financial statements.

NOTES TO
STATEMENTS


Note A
Accounting policies

John Hancock Health Sciences Fund (the "Fund") is a non-diversified series of John Hancock World Fund, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve long-term growth of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies
of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments, which have a remaining maturity of 60 days or less may be valued at amortized cost which approximates market value. Investments in AIM Cash Investment Trust are valued at their net asset value each business day. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign currency translation" below.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of John Hancock Financial Services, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency
translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 4:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distri bution and service fees, if any, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended October 31, 2004.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. On October 31, 2004, the Fund loaned securities having a market value of $84,985,627 collateralized by cash in the amount of $86,621,709. The cash collateral was invested in a short-term instrument. Security lending expenses are paid by the Fund to the Adviser.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Dividends, interest
and distributions

Dividend income on investment securities is recorded on the ex-dividend or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of October 31, 2004, the components of distributable earnings on a tax basis were $10,199,370 of undistributed long-term gain.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.


Note B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a quarterly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.80% of the first $200,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's average daily net asset value in excess of $200,000,000.

The Fund has an agreement with its custodian bank under which custody fees are reduced by brokerage commissions offsets applied during the period. Accord ingly, the expense reductions related to custody fee offsets amounted to $370, and had no impact on the Fund's ratio of expenses to average net assets for the year ended October 31, 2004.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net asset value and 1.00% of Class B and Class C average daily net asset value. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A shares are assessed up-front sales charges.

During the year ended October 31, 2004, JH Funds received net up-front sales charges of $185,741 with regard to sales of Class A shares. Of this amount, $26,095 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $123,039 was paid as sales commissions to unrelated broker-dealers and $36,607 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. Prior to July 15, 2004, Class C shares were assessed up-front sales charges. During the year ended October 31, 2004, JH Funds received net up-front sales charges of $16,227 with regard to sales of Class C shares. Of this amount, $15,688 was paid as sales commissions to unrelated broker-dealers and $539 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended October 31, 2004, CDSCs received by JH Funds amounted to $242,814 for Class B shares and $555 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHLICo. For Class A, Class B and Class C shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the each class's average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses aggregated and allocated to each class on the basis of its relative net asset value. Signature Services agreed to voluntarily reduce the Fund's asset-based portion of the transfer agent fee if the total transfer agent fee exceeds the Lipper, Inc. median transfer agency fee for comparable mutual funds by 0.05%. There were no transfer agent fee reductions during the year ended October 31, 2004. Signature Services reserves the right to terminate this limitation at any time.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year amounted to $80,623. The Fund also paid the Adviser the amount of $755 for certain publishing services, included in the printing fees.

Mr. James A. Shepherdson is a director and/or officer of the Adviser and/or its affiliates, as well as Trustee of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note C
Fund share transactions

This listing illustrates the number of Fund shares sold and repurchased during the last two periods, along with the corresponding dollar value.


                                 Year ended 10-31-03                     Year ended 10-31-04
                           Shares             Amount              Shares              Amount
Class A shares
Sold                      611,552        $22,343,109             838,297         $37,031,926
Repurchased              (856,289)       (30,738,589)           (881,741)        (38,668,127)
Net decrease             (244,737)       ($8,395,480)            (43,444)        ($1,636,201)

Class B shares
Sold                      333,518        $11,357,801             570,109         $22,972,932
Repurchased            (1,141,112)       (38,411,221)         (1,396,371)        (56,382,735)
Net decrease             (807,594)      ($27,053,420)           (826,262)       ($33,409,803)

Class C shares
Sold                       65,171         $2,217,346              92,939          $3,788,765
Repurchased               (86,440)        (2,878,282)           (105,002)         (4,204,558)
Net decrease              (21,269)         ($660,936)            (12,063)          ($415,793)

Net decrease           (1,073,600)      ($36,109,836)           (881,769)       ($35,461,797)


Note D
Investment
transactions

Purchases and proceeds from sales or maturities of securities other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2004, aggregated $156,021,664 and $187,937,528, respectively.

The cost of investments owned on October 31, 2004, including short-term investments, for federal income tax purposes was $283,023,554. Gross unrealized appreciation and depreciation of investments aggregated $76,622,172 and $2,644,242, respectively, resulting in net unrealized appreciation of $73,977,930. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

Note E
Reclassification
of accounts

During the year ended October 31, 2004, the Fund reclassified amounts to reflect an increase in accumulated net realized gain on investments of $18,929, a decrease in accumulated net investment loss of $4,375,919 and a decrease in capital paid-in of $4,394,848. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 2004. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, and book and tax differences in accounting for net operating loss, deferred compensa tion and certain foreign currency adjustments. The calculation of net investment loss per share in the Fund's Finan cial Highlights excludes these adjustments.

Note F
Subsequent event

A special meeting of shareholders was held on December 1, 2004, at which time one or more new

Trustees were elected to the Fund's Board of Trustees. Several Trustees had reached the age for mandatory retirement and plan to retire in 2004 and 2005. The Board of Trustees recommended and shareholders approved a proposal to consolidate the two panels into one Board of Trustees for all open-end funds within the John Hancock funds complex. The effective date for the newly elected Trustees to the Fund will be January 1, 2005.

AUDITORS'
REPORT

Report of
Pricewaterhouse-
Coopers LLP,
Independent
Registered Public
Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Health Sciences Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Health Sciences Fund (the "Fund") at October 31, 2004, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 13, 2004

TAX
INFORMATION

Unaudited


For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2004.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2004.

Shareholders will be mailed a 2004 U.S. Treasury Department Form 1099-DIV in January 2005. This will reflect the total of all distributions that are taxable for the calendar year 2004.

TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.


Independent Trustees

Name, age                                                                                                      Number of
Position(s) held with Fund                                                                  Trustee         John Hancock
Principal occupation(s) and other                                                           of Fund       funds overseen
directorships during past 5 years                                                           since 1           by Trustee
Charles L. Ladner, 2 Born: 1938                                                              2004                     49
Independent Chairman (since 2004); Chairman and Trustee, Dunwoody
Village, Inc. (retirement services) (until 2003); Senior Vice President and
Chief Financial Officer, UGI Corporation (public utility holding company)
(retired 1998); Vice President and Director for AmeriGas, Inc. (retired
1998); Director of AmeriGas Partners, L.P. (until 1997) (gas distribution);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History
Association (since 2001).

Dennis S. Aronowitz, Born: 1931                                                              1991                     21
Professor of Law, Emeritus, Boston University School of Law
(as of 1996); Director, Brookline Bancorp (since 1998).

Richard P. Chapman, Jr., Born: 1935                                                          1991                     21
President and Chief Executive Officer, Brookline Bancorp Inc. (lending)
(since 1972); Director, Lumber Insurance Co. (insurance) (until 2000);
Chairman and Director, Northeast Retirement Services, Inc. (retirement administration) (since 1998).

William J. Cosgrove, Born: 1933                                                              1991                     21
Vice President, Senior Banker and Senior Credit Officer, Citibank, N.A.
(retired 1991); Executive Vice President, Citadel Group Representatives,
Inc. (financial reinsurance) (until 2004); Director, Hudson City Savings Bank
(since 1995); Director, Hudson City Bancorp (since 1999); Trustee, Scholarship
Fund for Inner City Children (since 1986).

Richard A. Farrell, Born: 1932                                                               1996                     21
President, Farrell, Healer & Co., Inc. (venture capital management firm)
(since 1980) and President, the Venture Capital Fund of NE (since 1980);
prior to 1980, headed the venture capital group at Bank of Boston Corporation;
Trustee, Marblehead Savings Bank (since 1994).


29




Name, age                                                                                                      Number of
Position(s) held with Fund                                                                  Trustee         John Hancock
Principal occupation(s) and other                                                           of Fund       funds overseen
directorships during past 5 years                                                           since 1           by Trustee
William F. Glavin, 2 Born: 1932                                                              1996                     21
President Emeritus, Babson College (as of 1998); Vice Chairman, Xerox
Corporation (until 1989); Director, Reebok, Inc. (until 2002) and Inco Ltd.
(until 2002).

John A. Moore, 2 Born: 1939                                                                  1996                     31
President and Chief Executive Officer, Institute for Evaluating Health
Risks, (nonprofit institution) (until 2001); Chief Scientist, Sciences
International (health research) (until 2003); Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit research) (since 2002).

Patti McGill Peterson, 2 Born: 1943                                                          1996                     31
Executive Director, Council for International Exchange of Scholars and
Vice President, Institute of International Education (since 1998);
Senior Fellow, Cornell Institute of Public Affairs, Cornell University (until
1998); Former President of Wells College and St. Lawrence University;
Director, Niagara Mohawk Power Corporation (until 2003); Director, Ford
Foundation, International Fellowships Program (since 2002); Director,
Lois Roth Endowment (since 2002); Director, Council for International
Educational Exchange (since 2003).

John W. Pratt, Born: 1931                                                                    1996                     21
Professor of Business Administration Emeritus, Harvard University
Graduate School of Business Administration (as of 1998).




Non-Independent Trustees 3

Name, age                                                                                                      Number of
Position(s) held with Fund                                                                  Trustee         John Hancock
Principal occupation(s) and other                                                           of Fund       funds overseen
directorships during past 5 years                                                           since 1           by Trustee
James A. Shepherdson, Born: 1952                                                             2004                     49
President and Chief Executive Officer
Executive Vice President, Manulife Financial Corporation (since 2004);
Chairman, Director, President and Chief Executive Officer, John Hancock
Advisers, LLC and The Berkeley Financial Group, LLC (holding company);
Chairman, Director, President and Chief Executive Officer, John Hancock
Funds, LLC; Chairman, President, Director and Chief Executive Officer,
Sovereign Asset Management Corporation ("SAMCorp"); Director, Chairman
and President, NM Capital Management, Inc.; President, John Hancock
Retirement Services, John Hancock Life Insurance Company (until 2004);
Chairman, Essex Corporation (until 2004); Co-Chief Executive Officer,
MetLife Investors Group (until 2003); Senior Vice President, AXA/Equitable
Insurance Company (until 2000).


30




Principal officers who are not Trustees

Name, age
Position(s) held with Fund                                                                                       Officer
Principal occupation(s) and                                                                                      of Fund
directorships during past 5 years                                                                                  since
William H. King, Born: 1952                                                                                         1991
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                         1991
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Financial Group, LLC;
Vice President, Signature Services (until 2000); Director, Senior Vice President and Secretary,
NM Capital Management, Inc.


The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Non-independent Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.

OUR FAMILY
OF FUNDS

--------------------------------------------------------
Equity                Balanced Fund
                      Classic Value Fund
                      Core Equity Fund
                      Focused Equity Fund
                      Growth Trends Fund
                      International Fund
                      Large Cap Equity Fund
                      Large Cap Growth Fund
                      Large Cap Select Fund
                      Mid Cap Growth Fund
                      Multi Cap Growth Fund
                      Small Cap Fund
                      Small Cap Equity Fund
                      Small Cap Growth Fund
                      Sovereign Investors Fund
                      U.S. Global Leaders Growth Fund

--------------------------------------------------------
Sector                Biotechnology Fund
                      Financial Industries Fund
                      Health Sciences Fund
                      Real Estate Fund
                      Regional Bank Fund
                      Technology Fund

--------------------------------------------------------
Income                Bond Fund
                      Government Income Fund
                      High Income Fund
                      High Yield Fund
                      Investment Grade Bond Fund
                      Strategic Income Fund

--------------------------------------------------------
Tax-Free Income       California Tax-Free Income Fund
                      High Yield Municipal Bond Fund
                      Massachusetts Tax-Free Income Fund
                      New York Tax-Free Income Fund
                      Tax-Free Bond Fund

--------------------------------------------------------
Money Market          Money Market Fund
                      U.S. Government Cash Reserve

A fund's investment objectives, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291 or visit our Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

For more information

The Fund's proxy voting policies, procedures and records are available without charge, upon request:

By phone         On the Fund's Web site   On the SEC's Web site

1-800-225-5291   www.jhfunds.com/proxy    www.sec.gov


Investment adviser

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, MA 02199-7603

Principal distributor

John Hancock Funds, LLC
101 Huntington Avenue
Boston, MA 02199-7603

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Transfer agent

John Hancock Signature
Services, Inc.
1 John Hancock Way,
Suite 1000
Boston, MA 02217-1000

Legal counsel

Wilmer Cutler Pickering
Hale and Dorr LLP
60 State Street
Boston, MA 02109-1803

Independent registered
public accounting firm

PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110


How to contact us

Internet   www.jhfunds.com

Mail       Regular mail:                     Express mail:
           John Hancock                      John Hancock
           Signature Services, Inc.          Signature Services, Inc.
           1 John Hancock Way, Suite 1000    Mutual Fund Image Operations
           Boston, MA 02217-1000             529 Main Street
                                             Charlestown, MA 02129

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This report is for the information of
the shareholders of the John Hancock
Health Sciences Fund.

2800A  10/04
       12/04

                        JOHN HANCOCK HEALTH SCIENCES FUND

                       CLASS A, CLASS B AND CLASS C SHARES
                       STATEMENT OF ADDITIONAL INFORMATION

                                  MARCH 1, 2005

This Statement of Additional Information provides information about John Hancock Health Sciences Fund (the "Fund") in addition to the information that is contained in the combined Sector Funds' Prospectus (the "Prospectus"). The Fund is a non-diversified series of John Hancock World Fund (the "Trust").

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus. This Statement of Additional Information incorporates by reference the Fund's Annual Report. A copy of the Prospectus or Annual Report can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                              Boston MA 02217-1000
                                1-(800)-225-5291

                                TABLE OF CONTENTS

                                                                             Page
Organization of the Fund...................................................    2
Investment Objective and Policies..........................................    2
Investment Restrictions....................................................   12
Those Responsible for Management...........................................   15
Investment Advisory and Other Services.....................................   24
Additional Information About the Fund's Portfolio Manager..................   24
Distribution Contracts.....................................................   31
Sales Compensation.........................................................   33
Net Asset Value............................................................   34
Initial Sales Charge on Class A Shares.....................................   36
Deferred Sales Charge on Class B and Class C Shares .......................   39
Special Redemptions........................................................   43
Additional Services and Programs...........................................   43
Purchases and Redemptions through Third Parties............................   44
Description of the Fund's Shares...........................................   45
Tax Status.................................................................   46
Calculation of Performance.................................................   51
Brokerage Allocation.......................................................   53
Transfer Agent Services....................................................   56
Custody of Portfolio.......................................................   56
Independent Registered Public Accounting Firm .............................   56
Appendix A- Description of Investment Risk.................................  A-1
Appendix B-Description of Bond and Commercial Paper Ratings................  B-1
Appendix C-Proxy Voting Summary............................................  C-1
Appendix D-Description of Portfolio Holdings Disclosure Policy.............  D-1
Financial Statements.......................................................  F-1

ORGANIZATION OF THE FUND

The Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust in August, 1986 under the laws of The Commonwealth of Massachusetts. On October 1, 1998 the Fund changed its name from John Hancock Global Rx to John Hancock Global Health Sciences Fund and on March 1, 2000 changed its name to John Hancock Health Sciences Fund.

John Hancock Advisers, LLC (prior to February 1, 2002, John Hancock Advisers, Inc.) (the "Adviser") is the Fund's investment adviser. The Adviser is a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation ("Manulife Financial"). Founded in 1862, John Hancock Financial Services and its subsidiaries today offer a broad range of financial products and services, including whole, term, variable, and universal life insurance, as well as college savings products, mutual funds, fixed and variable annuities, long-term care insurance and various forms of business insurance.

Manulife Financial is a leading Canadian-based financial services group serving millions of customers in 19 countries and territories worldwide. Operating as Manulife Financial in Canada and most of Asia, and primarily through John Hancock in the United States, the Company offers clients a diverse range of financial protection products and wealth management services through its extensive network of employees, agents and distribution partners. Funds under management by Manulife Financial and its subsidiaries were Cdn$348 billion (US$289 billion) as at December 31, 2004.

Manulife Financial Corporation trades as 'MFC' on the TSX, NYSE and PSE, and under '0945' on the SEHK. Manulife Financial can be found on the Internet at www.manulife.com.

INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus. Appendix A contains further information describing investment risk. The investment objective is non-fundamental. There is no assurance that the Fund will achieve its investment objective.

The investment objective of the Fund is long-term capital appreciation through investments in a portfolio consisting primarily of equity securities of issuers in the health care industries. Accordingly, the Fund seeks to increase the value of shareholder investments, and any current income is incidental to this objective.

Under normal circumstances, the Fund will invest at least 80% of its Assets in the securities of health sciences companies. A "health sciences" company is one in which at least 50% of gross revenues are derived from, or 50% of gross assets are committed to, health sciences activities as of the end of its last fiscal year or its most recent publicly available financial statement. The health sciences industries are diverse, including companies which design, produce and/or sell prescription drugs and over-the-counter medicines, drug delivery systems and medical and analytical instruments; companies which own and/or manage health care facilities; and companies involved in biotechnology. In managing the Fund's portfolio, the managers study economic trends, demographic trends, the development of new products and consolidation trends. Because the Fund concentrates its investments in the health sciences industries, its performance is closely tied to conditions in these industries. The types of products and services comprising the health sciences industries tend to become obsolete quickly with the discovery of more effective medical techniques. Additionally, the companies providing these services and products are subject to strict government regulation which could have an unfavorable impact on the price and supply of their services and products. Because the Fund is non-diversified it will be more susceptible to adverse developments affecting any single issuer.

With respect to the Fund's investment policy of investing at least 80% of its Assets in health-sciences companies, "Assets" is defined as net assets plus the amount of any borrowings for investment purposes. In addition, the Fund will notify shareholders at least 60 days prior to any change in this policy.

In abnormal circumstances, such as situations where the Fund experiences large cash inflows or anticipates unusually large redemptions, and in adverse market, economic, political, or other conditions, the Fund may temporarily invest more than 20% of its Assets in investment-grade short-term securities, cash, and cash equivalents.

The Fund invests in common stocks and in securities convertible into or with rights to purchase common stock of U.S. and foreign issuers. The value of convertible securities, while influenced by the level of interest rates, is also affected by the changing value of the underlying common stock into which the securities are convertible. The Fund will not purchase any convertible securities rated below "B" by a major rating agency.

A significant portion of the Fund's investments may be in smaller capitalization developing-growth companies with relatively limited operating histories as publicly traded companies, and without regard to a record of profits or dividends. Investing in securities of smaller capitalization developing-growth companies also involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility in these small companies and unseasoned stocks are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for these stocks and the greater sensitivity of small companies to changing economic conditions in their geographic region. Securities of these companies involve higher investment risks than those normally associated with larger firms due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources.

Investment in Foreign Securities. The Fund may invest directly in the securities of foreign issuers as well as in the form of sponsored and unsponsored American Depository Receipts ("ADRs"), European Depository Receipts (EDRs) or other securities convertible into securities of foreign issuers. ADRs are receipts typically issued by an U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe by banks or depositories which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs are designed for use in foreign securities markets. Issuers of unsponsored ADRs are not contractually obligated to disclose material information including financial information in the United States.

Foreign Currency Transactions. The Fund's foreign currency transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market.

The Fund may also enter into forward foreign currency exchange contracts to enhance return, to hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position, or as a substitute for the purchase or sale of a currency or assets denominated in that currency. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. The Fund may elect to hedge less than all of its foreign portfolio positions as deemed appropriate by the Adviser.

If the Fund purchases a forward contract or sells a forward contract for non-hedging purposes, the Fund will segregate cash or liquid securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. The assets in the segregated account will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will be equal the amount of the Fund's commitment with respect to such contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United State exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorable or unfavorable from the United States' economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends, in some cases, capital gains and interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. The Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income decline in value of the underlying securities or lack of access to income during this period as well as the expense of enforcing its rights.

Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of these securities (plus accrued interest thereon) under such agreements. In addition, the Fund will not borrow money or enter into reverse repurchase agreements except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase income. The Fund will not purchase securities while outstanding borrowings exceed 5% of the Fund's total assets. The Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Adviser will monitor the creditworthiness of the banks involved.

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit. The Trustees have adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options on Securities, Securities Indices and Currency. The Fund may purchase and write (sell) call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest or on any currency in which Fund investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities or currency, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities or currency written by the Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by the Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account with a value at least equal to the Fund's obligation under the option,
(ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities or currencies of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities or the currencies in which they are denominated. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an
exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

Futures Contracts and Options on Futures Contracts. To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices, foreign currencies and any other financial instruments and indices. All futures contracts entered into by the Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments [or currencies] for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. The Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the dollar value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, the Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities market or currency.

Options on Futures Contracts. The Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualifications as a regulated investment company for federal income tax purposes.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value exceeding 33 1/3% of its total assets.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Fund's Investment Restrictions. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Short Sales. The Fund may engage in short sales in order to profit from an anticipated decline in the value of a security. The Fund may also engage in short sales to attempt to limit its exposure to a possible market decline in the value of its portfolio securities through short sales of securities which the Adviser believes possess volatility characteristics similar to those being hedged. To effect such a transaction, the Fund must borrow the security sold short to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced the Fund is required to pay to the lender any accrued interest and may be required to pay a premium.

The Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. On the other hand, the Fund will incur a loss as a result of the short sale if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, interest or dividends the Fund may be required to pay in connection with a short sale. The successful use of short selling as a hedging device may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Under applicable guidelines of the staff of the SEC, if the Fund engages in short sales of the type referred to in non-fundamental Investment Restriction No. (c) (ii) and (iii) below, it must put in a segregated account (not with the broker) an amount of cash or liquid securities equal to the difference between
(1) the market value of the securities sold short at the time they were sold short and (2) any cash or liquid securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Fund replaces the borrowed security, it must daily maintain the segregated account at such a level that the amount deposited in it plus the amount deposited with the broker as collateral will equal the current market value of the securities sold short. Except for short sales against the box, the amount of the Fund's net assets that may be committed to short sales is limited and the securities in which short sales are made must be listed on a national securities exchange.

Short selling may produce higher than normal portfolio turnover which may result in increased transaction costs to the Fund and may result in gains from the sale of securities deemed to have been held for less than three months, which gains must constitute less than 30% of the Fund's gross income for its taxable year in order for the Fund to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), for that year.

The Fund does not intend to enter into short sales (other than those "against the box") if immediately after such sale the aggregate of the value of all collateral plus the amount in such segregated account exceeds 5% of the value of the Fund's net assets. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Over the past several years, political and economic events in foreign countries and in the health care industry have affected the Fund's geographic allocation of assets. A high rate of portfolio turnover (100% or more) involves correspondingly greater brokerage expenses. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the prospectus.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund's outstanding shares.

The Fund may not:

(1) Issue senior securities, except as permitted by paragraphs (2), (6) and (7) below. For purposes of this restriction the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of paragraph 3 below, are not deemed to be senior securities.

(2) Borrow money, except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase income. The Fund will not purchase securities while outstanding borrowings exceed 5% of the Fund's total assets.

(3) Pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and then only if such pledging, mortgaging or hypothecating does not exceed 33 1/3% of the Fund's total assets taken at market value.

(4) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

(5) Purchase or sell real estate or any interest therein, except that the Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies that invest in real estate or interests therein.

(6) Make loans, except that the Fund may (1) lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

(7) Invest in commodities or in commodity contracts or in puts, calls, or combinations of both, except options on currency, securities and securities indices, futures contracts on currency, securities and securities indices and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

(8) Purchase securities, other than obligations of the U.S. Government or any of its agencies or instrumentalities, if such purchase would cause 25% or more of the value of the Fund's total assets to be invested in securities of issuers conducting their principal business activities in the same industry, except that the Fund shall invest at least 25% of the value of its total assets in securities of issuers in the health care group of industries.

Non-fundamental Investment Restrictions. The following investment restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval.

The Fund may not:

(a) Participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or repurchase of marketable portfolio securities with other accounts under the management of the Adviser to save commissions or to average prices among them is not deemed to be participation in a joint securities trading account.

(b) Purchase securities on margin except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

(c) Make short sales of securities or maintain a short position unless (i) at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short; (ii) for the purpose of hedging the Fund's exposure to an actual or anticipated market decline in the value of its investments; or (iii) in order to profit from an anticipated decline in the value of a security.

(d) Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

(e) Invest more than 15% of its net assets in illiquid securities.

Except with respect to borrowing money, if a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the values of the Fund's assets will not be considered a violation of the restriction.

The Funds will invest only in countries on the Adviser's Approved Country Listing. The Approved Country Listing is a list maintained by the Adviser's investment department that outlines all countries, including the United States, that have been approved for investment by Funds managed by the Adviser.

If allowed by the Fund's other investment policies and restrictions, the Fund may invest up to 5% of its total assets in Russian equity securities and up to 10% of its total assets in Russian fixed income securities. All Russian securities must be: (1) denominated in U.S. dollars, Canadian dollars, euros, sterling, or yen; (2) traded on a major exchange; and (3) held physically outside of Russia.
                                       14

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by its Trustees, including certain Trustees who are not "interested persons" of the Fund or the Trust (as defined by the Investment Company Act of 1940) (the "Independent Trustees"), who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers or Directors of the Adviser, or officers and Directors of the Fund's principal distributor, John Hancock Funds, LLC (prior to February 1, 2002, John Hancock Funds, Inc.) ("John Hancock Funds").

                                        TRUSTEE/
 NAME, ADDRESS (1)    POSITION(S) HELD  OFFICER   PRINCIPAL OCCUPATION(S) AND OTHER DIRECTORSHIPS     NUMBER OF JOHN HANCOCK
     AND AGE             WITH FUND      SINCE(2)               DURING PAST 5 YEARS                   FUNDS OVERSEEN BY TRUSTEE
--------------------  ----------------  --------  -----------------------------------------------    -------------------------
INDEPENDENT TRUSTEES

Charles L. Ladner     Chairman and        2004    Chairman and Trustee, Dunwoody Village, Inc.                    51
Born: 1938            Trustee                     (retirement services) (until 2003); Senior Vice
                                                  President and Chief Financial Officer, UGI
                                                  Corporation (public utility holding company)
                                                  (retired 1998); Vice President and Director for
                                                  AmeriGas, Inc. (retired 1998); Director of
                                                  AmeriGas Partners, L.P. (until 1997) (gas
                                                  distribution); Director, EnergyNorth, Inc.
                                                  (until 1995); Director, Parks and History
                                                  Association (since 2001).

James F. Carlin       Trustee             2005    Director and Treasurer, Alpha Analytical                        49
Born: 1940                                        Laboratories (chemical analysis); Part Owner and
                                                  Treasurer, Lawrence Carlin Insurance Agency,
                                                  Inc. (since 1995); Part Owner and Vice
                                                  President, Mone Lawrence Carlin Insurance
                                                  Agency, Inc. (since 1996); Director/Treasurer,
                                                  Rizzo Associates (engineering) (until 2000);
                                                  Chairman and CEO, Carlin Consolidated, Inc.
                                                  (management/investments); Director/Partner,
                                                  Proctor Carlin & Co., Inc. (until 1999);
                                                  Trustee, Massachusetts Health and Education Tax
                                                  Exempt Trust; Director of the following: Uno
                                                  Restaurant Corp. (until 2001), Arbella Mutual
                                                  (insurance) (until 2000), HealthPlan Services,
                                                  Inc. (until 1999), Flagship Healthcare, Inc.
                                                  (until 1999), Carlin Insurance Agency, Inc.
                                                  (until 1999); Chairman, Massachusetts Board of
                                                  Higher Education (until 1999).

(1) Business address for independent and non-independent Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.

(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

                                            TRUSTEE/
    NAME, ADDRESS (1)     POSITION(S) HELD  OFFICER   PRINCIPAL OCCUPATION(S) AND OTHER DIRECTORSHIPS     NUMBER OF JOHN HANCOCK
        AND AGE              WITH FUND      SINCE(2)               DURING PAST 5 YEARS                   FUNDS OVERSEEN BY TRUSTEE
-----------------------   ----------------  --------  -----------------------------------------------    -------------------------
INDEPENDENT TRUSTEES

Richard P. Chapman, Jr.   Trustee             1991    President and Chief Executive Officer, Brookline              41
Born: 1935                                            Bancorp., Inc. (lending) (since 1972); Chairman
                                                      and Director, Lumber Insurance Co. (insurance)
                                                      (until 2000); Chairman and Director, Northeast
                                                      Retirement Services, Inc. (retirement
                                                      administration) (since 1998).

William J. Cosgrove       Trustee             1991    Vice President, Senior Banker and Senior Credit               41
Born: 1933                                            Officer, Citibank, N.A. (retired 1991);
                                                      Executive Vice President, Citadel Group
                                                      Representatives, Inc. (until 2004); Director,
                                                      Hudson City Bancorp; Trustee, Scholarship Fund
                                                      for Inner City Children (since 1986).

(1) Business address for independent and non-independent Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.

(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

                                            TRUSTEE/
    NAME, ADDRESS (1)     POSITION(S) HELD  OFFICER   PRINCIPAL OCCUPATION(S) AND OTHER DIRECTORSHIPS     NUMBER OF JOHN HANCOCK
        AND AGE              WITH FUND      SINCE(2)               DURING PAST 5 YEARS                   FUNDS OVERSEEN BY TRUSTEE
-----------------------   ----------------  --------  -----------------------------------------------    -------------------------
INDEPENDENT TRUSTEES

William H. Cunningham     Trustee            2005     Former Chancellor, University of Texas System                   49
Born: 1944                                            and former President of the University of
                                                      Texas, Austin, Texas; Chairman and CEO, IBT
                                                      Technologies (until 2001); Director of the
                                                      following: The University of Texas Investment
                                                      Management Company (until 2000), Hire.com (until
                                                      2004), STC Broadcasting, Inc. and Sunrise
                                                      Television Corp. (until 2001), Symtx, Inc.
                                                      (electronic manufacturing) (since 2001),
                                                      Adorno/Rogers Technology, Inc. (until 2004),
                                                      Pinnacle Foods Corporation (until 2003),
                                                      rateGenius (until 2003), Jefferson-Pilot
                                                      Corporation (diversified life insurance
                                                      company), New Century Equity Holdings (formerly
                                                      Billing Concepts) (until 2001), eCertain (until
                                                      2001), ClassMap.com (until 2001), Agile Ventures
                                                      (until 2001), LBJ Foundation (until 2000),
                                                      Golfsmith International, Inc. (until 2000),
                                                      Metamor Worldwide (until 2000), AskRed.com
                                                      (until 2001), Southwest Airlines and Introgen;
                                                      Advisory Director, Q Investments; Advisory
                                                      (until 2003); Director, Chase Bank (formerly
                                                      Texas Commerce Bank - Austin), LIN Television
                                                      (since 2002), WilTel Communications (until 2003)
                                                      and Hayes Lemmerz International, Inc.
                                                      (diversified automotive parts supple company)
                                                      (since 2003).

(1) Business address for independent and non-independent Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.

(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

                                            TRUSTEE/
    NAME, ADDRESS (1)     POSITION(S) HELD  OFFICER   PRINCIPAL OCCUPATION(S) AND OTHER DIRECTORSHIPS     NUMBER OF JOHN HANCOCK
        AND AGE              WITH FUND      SINCE(2)               DURING PAST 5 YEARS                   FUNDS OVERSEEN BY TRUSTEE
------------------------  ----------------  --------  -----------------------------------------------    -------------------------
Ronald R. Dion            Trustee             2005    Chairman and Chief Executive Officer, R.M.                     49
Born: 1946                                            Bradley & Co., Inc.; Director, The New England
                                                      Council and Massachusetts Roundtable; Director,
                                                      Boston Stock Exchange; Trustee, North Shore
                                                      Medical Center; Director, BJ's Wholesale Club,
                                                      Inc. and a corporator of the Eastern Bank;
                                                      Trustee, Emmanuel College.

John A. Moore             Trustee             1996    President and Chief Executive Officer, Institute               51
Born: 1939                                            for Evaluating Health Risks, (nonprofit
                                                      institution) (until 2001); Senior Scientist,
                                                      Sciences International (health research) (since
                                                      1998); Principal, Hollyhouse (consulting) (since
                                                      2000); Director, CIIT (nonprofit research) (since
                                                      2002).

Patti McGill Peterson     Trustee             1996    Executive Director, Council for International                  51
Born: 1943                                            Exchange of Scholars and Vice President,
                                                      Institute of International Education (since
                                                      1998); Senior Fellow, Cornell Institute of
                                                      Public Affairs, Cornell University (until 1997);
                                                      Former President of Wells College and St.
                                                      Lawrence University; Director, Niagara Mohawk
                                                      Power Corporation (until 2003); Director, Ford
                                                      Foundation, International Fellowships Program
                                                      (since 2002); Director, Lois Roth Endowment
                                                      (since 2002); Director, Council for
                                                      International Exchange (since 2003).

Steven Pruchansky         Trustee             2005    Chairman and Chief Executive Officer, Mast                     49
Born: 1944                                            Holdings, Inc. (since 2000); Director and
                                                      President, Mast Holdings, Inc. (until 2000);
                                                      Managing Director, JonJames, LLC (real
                                                      estate) (since 2001); Director, First Signature
                                                      Bank & Trust Company (until 1991); Director,
                                                      Mast Realty Trust (until 1994); President,
                                                      Maxwell Building Corp. (until 1991).

(1) Business address for independent and non-independent Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.

(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

                                            TRUSTEE/
    NAME, ADDRESS (1)     POSITION(S) HELD  OFFICER   PRINCIPAL OCCUPATION(S) AND OTHER DIRECTORSHIPS     NUMBER OF JOHN HANCOCK
        AND AGE              WITH FUND      SINCE(2)               DURING PAST 5 YEARS                   FUNDS OVERSEEN BY TRUSTEE
------------------------  ----------------  --------  -----------------------------------------------    -------------------------
Norman H. Smith           Trustee             2005    Lieutenant General, United States Marine Corps;                49
Born: 1933                                            Deputy Chief of Staff for Manpower and Reserve
                                                      Affairs, Headquarters Marine Corps; Commanding
                                                      General III Marine Expeditionary Force/3rd
                                                      Marine Division (retired 1991).

NON-INDEPENDENT TRUSTEE

James A. Shepherdson (3)  Trustee,            2004    Executive Vice President, Manulife Financial                   51
Born: 1952                President and               Corporation (since 2004); Director, President
                          Chief Executive             and Chief Executive Officer, John Hancock
                          Officer                     Advisers, LLC (the "Adviser") and The Berkeley
                                                      Financial Group, LLC ("The Berkeley Group")
                                                      (holding company); Director, President and Chief
                                                      Executive Officer, John Hancock Funds, LLC.
                                                      ("John Hancock Funds"); Director, President and
                                                      Chief Executive Officer, Sovereign Asset
                                                      Management Corporation ("SAMCorp."); Director,
                                                      John Hancock Signature Services, Inc.; Director,
                                                      Chairman and President, NM Capital Management,
                                                      Inc. (NM Capital); President, John Hancock
                                                      Retirement Services, John Hancock Life Insurance
                                                      Company (until 2004); Chairman, Essex
                                                      Corporation (until 2004); Co-Chief Executive
                                                      Officer MetLife Investors Group (until 2003);
                                                      Senior Vice President, AXA/Equitable Insurance
                                                      Company (until 2000).

(1) Business address for independent and non-independent Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.

(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

                                            TRUSTEE/
    NAME, ADDRESS (1)     POSITION(S) HELD  OFFICER   PRINCIPAL OCCUPATION(S) AND OTHER DIRECTORSHIPS     NUMBER OF JOHN HANCOCK
        AND AGE              WITH FUND      SINCE(2)               DURING PAST 5 YEARS                   FUNDS OVERSEEN BY TRUSTEE
------------------------  ----------------  --------  -----------------------------------------------    -------------------------
PRINCIPAL OFFICERS WHO
ARE NOT TRUSTEES

William H. King           Vice President      1991    Vice President and Assistant Treasurer, the                   N/A
Born: 1952                and  Treasurer              Adviser; Vice President and Treasurer of each of
                                                      the John Hancock funds; Assistant Treasurer of
                                                      each of the John Hancock funds (until 2001).

Susan S. Newton           Senior Vice         1991    Senior Vice President, Secretary and Chief Legal              N/A
Born: 1950                President,                  Officer, SAMCorp., the Adviser and each of the
                          Secretary and               John Hancock funds, John Hancock Funds and The
                          Chief Legal                 Berkeley Group; Director, Senior Vice President,
                          Officer                     NM Capital.

(1) Business address for independent and non-independent Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.

(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

The Fund's Board of Trustees currently has four standing Committees: the Audit Committee, the Administration Committee, the Contracts/Operations Committee and the Investment Performance Committee. Each Committee is comprised of Independent Trustees who are not "interested persons."

The Audit Committee members are Messrs. Chapman, Ladner, Chapman, Moore and Ms. McGill Peterson. All of the members of the Audit Committee are independent under the New York Stock Exchange's Revised Listing Rules and each member is financially literate with at least one having accounting or financial management expertise. The Board has adopted a written charter for the Audit Committee. The Audit Committee recommends to the full board auditors for the Fund, monitors and oversees the audits of the Fund, communicates with both independent auditors and internal auditors on a regular basis and provides a forum for the auditors to report and discuss any matters they deem appropriate at any time. The Audit Committee held four meetings during the fiscal year ended October 31, 2004.

The Administration Committee members are all of the independent Trustees. The Administration Committee reviews the activities of the other four standing committees and makes the final selection and nomination of candidates to serve as Independent Trustees. All members of the Administration Committee are independent under the New York Stock Exchange's Revised Listing Rules and are not interested persons, as defined in the 1940 Act, of John Hancock or the Fund (the "Independent Trustees"). Among other things, the Administration Committee acts as a nominating committee of the Board. The Trustees who are not Independent Trustees and the officers of the Fund are nominated and selected by the Board. In reviewing a potential nominee and in evaluating the renomination of current Independent Trustees, the Administration Committee will apply the following criteria: (i) the nominee's reputation for integrity, honesty and adherence to high ethical standards, (ii) the nominee's business acumen, experience and ability to exercise sound judgments, (iii) a commitment to understand the Fund and the responsibilities of a trustee of an investment company, (iv) a commitment to regularly attend and participate in meetings of the Board and its committees, (v) the ability to understand potential conflicts of interest involving management of the Fund and to act in the interests of all shareholders, and (vi) the absence of a real or apparent conflict of interest that would impair the nominee's ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. The Administration Committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities. The Administration Committee does not discriminate on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law. The Administration Committee held four meetings during the fiscal year ended October 31, 2004.

As long as an existing Independent Trustee continues, in the opinion of the Administration Committee, to satisfy these criteria, the Fund anticipates that the Committee would favor the renomination of an existing Trustee rather than a new candidate. Consequently, while the Administration Committee will consider nominees recommended by shareholders to serve as trustees, the Administration Committee may only act upon such recommendations if there is a vacancy on the Board or the Administration Committee determines that the selection of a new or additional Independent Trustee is in the best interests of the Fund. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Administration Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Administration Committee. While it has not done so in the past, the Administration Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

Any shareholder recommendation must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, to be considered by the Administration Committee. In evaluating a nominee recommended by a shareholder, the Administration Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder's candidate among the slate of nominees, the candidate's name will be placed on the Fund's proxy card. If the Administration Committee or the Board determines not to include such candidate among the Board's designated nominees and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder's candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with the Fund's proxy statement.

Shareholders may communicate with the members of the Board as a group or individually. Any such communication should be sent to the Board or an individual Trustee c/o the secretary of the Fund at the following address: 101 Huntington Avenue, Boston, MA 02199. The Secretary may determine not to forward any letter to the members of the Board that does not relate to the business of the Fund.

The Contracts/Operations Committee members are Messrs. Carlin, Dion, Pruchansky and Smith. The Contracts/Operations Committee oversees the initiation, operation, and renewal of contracts between the Fund and other entities. These contracts include advisory and subadvisory agreements (if, applicable), custodial and transfer agency agreements and arrangements with other service providers. The Contracts/Operations Committee held five meetings during the fiscal year ended October 31, 2004.

The Investment Performance Committee members are all of the independent Trustees. The Investment Performance Committee monitors and analyzes the performance of the Fund generally, consults with the adviser as necessary if the Fund requires special attention, and reviews peer groups and other comparative standards as necessary. The Investment Performance Committee held four meetings during the fiscal year ended October 31, 2004.

The following table provides a dollar range indicating each Trustee's ownership of equity securities of the Fund, as well as aggregate holdings of shares of equity securities of all John Hancock Funds overseen by the Trustee, as of December 31, 2004.

                                                         AGGREGATE DOLLAR RANGE OF HOLDINGS
                           DOLLAR RANGE OF FUND SHARES          IN JOHN HANCOCK FUNDS
    NAME OF TRUSTEE            OWNED BY TRUSTEE (1)            OVERSEEN BY TRUSTEE (1)
-----------------------    ---------------------------   ----------------------------------
INDEPENDENT TRUSTEES

James F. Carlin*                  $     1-10,000                     Over 100,000
Richard P. Chapman, Jr.           $     1-10,000                     Over 100,000
William J. Cosgrove               $     1-10,000                     Over 100,000
William H. Cunningham*                      none                   $10,001-50,000
Ronald R. Dion*                             none                     Over 100,000
Charles L. Ladner**               $10,001-50,000                     Over 100,000
Dr. John A. Moore                 $     1-10,000                     Over 100,000
Patti McGill Peterson             $10,001-50,000                     Over 100,000
Steven R. Pruchansky*             $     1-10,000                     Over 100,000
Norman H. Smith*                  $10,001-50,000                     Over 100,000
Non-Independent Trustees
James A. Shepherdson**            $     1-10,000                   $10,001-50,000

(1) This Fund does not participate in the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan"). Under the Plan, an Independent Trustee may defer his fees by electing to have the Adviser invest his fees in one of the funds in the John Hancock complex that participates in the Plan. Under these circumstances, the Trustee is not the legal owner of the underlying shares, but does participate in any positive or negative return on those shares to the same extent as all other shareholders. With regard to Trustees participating in the Plan, if a Trustee was deemed to own the shares used in computing the value of his deferred compensation, as of December 31, 2004, the respective "Dollar Range of Fund Shares Owned by Trustee" and the "Aggregate Dollar Range of holdings in John Hancock funds overseen by Trustee" would be as follows: $1-$10,000 and over $100,000 for Mr. Chapman, $1-10,001 and over $100,000 for Mr. Cosgrove, none and over $100,000 Mr. Cunningham, none and over $100,000 for Mr. Dion, $1-$10,000 and over $100,000 for Dr. Moore, $1-10,000 and over $100,000 for Mr. Pruchansky and $10,001-50,000 and over $100,000 for Mr. Smith.

      *Messrs. Carlin, Cunningham, Dion and Pruchansky were elected to the Board by shareholders on December 1, 2004 effective January 1, 2005. Mr. Smith was appointed to the Board by the Trustees on December 14, 2004 effective January 1, 2005.

      **Mr. Shepherdson was appointed Trustee of the John Hancock Funds as of May 12, 2004. As of June 16, 2004, the Independent Trustees elected Charles L. Ladner as Trustee and Independent Chairman of the Board.

The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Any Non-Independent Trustee, and each of the officers of the Fund are interested persons of the Adviser, and/or affiliates are compensated by the Adviser and received no compensation from the Fund for their services.

                                                   Total Compensation From the
                          Aggregate Compensation    Fund and John Hancock Fund
Independent Trustees        from the Fund (1)        Complex to Trustees (2)
Dennis J. Aronowitz+            $ 2,138                   $   77,500
James F. Carlin++                     0                       76,500
Richard P. Chapman*               2,217                       79,500
William J. Cosgrove*              2,496                       89,500
William H. Cunningham*++              0                       77,500
Ronald R. Dion*++                     0                       76,500
Richard A. Farrell+               2,154                       76,500
William F. Glavin*+               2,126                       76,350
Charles L. Ladner+++                142                      104,150
Dr. John A. Moore*                1,439                       79,900
Patti McGill Peterson             1,419                       74,900
John Pratt+                       2,133                       76,500
Steven R. Pruchansky*++               0                       79,500
Norman H. Smith*++                    0                       76,500
                                -------                   ----------
Total                           $16,264                   $1,121,300

(1) Compensation is for the fiscal year ending October 31, 2004.

(2) Total compensation paid by the John Hancock Funds Complex to the Independent Trustees is as of December 31, 2004. As of this date, there were forty-nine funds in the John Hancock Fund Complex: Messrs. Aronowitz, Chapman, Cosgrove, Farrell, Glavin and Pratt serving on twenty-one funds; Messrs. Carlin, Cunningham, Dion, Pruchansky and Smith serving on twenty-eight funds; Dr. Moore and Ms. McGill Peterson serving on thirty funds and Mr. Ladner serving on forty-nine funds.

*As of December 31, 2004, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Funds Complex for Mr. Chapman was $69,035, Mr. Cosgrove was $232,538, Mr. Cunningham was $627,144, Mr. Dion was $242,968, Mr. Glavin was $353,669, Dr. Moore was $273,394, Mr. Pruchansky was $194,392 and Mr. Smith was $331,243 under the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees (the "Plan").

+Messrs. Aronowitz, Farrell, Glavin and Pratt retired as of December 31, 2004.

++ Messrs. Carlin, Cunningham, Dion and Pruchansky each became a Trustee and were elected to the Board by shareholders on December 1, 2004 effective January 1, 2005. Mr. Smith was appointed to the Board by the Trustees on December 14, 2004 effective January 1, 2005.

+++ As of June 16, 2004, the Independent Trustees elected Charles L. Ladner as a Trustee of the Fund and Independent Chairman of the Board.

All of the officers listed are officers or employees of the Adviser or Affiliated Companies. Some of the Trustees and officers may also be officers or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.

As of February 2, 2005, the officers and Trustees of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund. As of that date, the following shareholders beneficially owned 5% or more of outstanding shares of each class of the Fund:

Name and Address of Owners of More than 5% of Shares  Class A    Class B   Class C
----------------------------------------------------  -------    -------   -------
MLPF&S                                                  --        7.08%     14.41%
For The Sole Benefit Of Its Customers
Attn: Fund Administration 97DR6
4800 Deerlake Drive East
Jacksonville FL 32246-6484

Citigroup Global Markets, Inc.                          --        5.60%      7.46%
0010981250
Attn: Cindy Tempesta 7th Floor
333 West 34th Street
New York NY 10001-2483

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, a premier investment management company, managed approximately $30 billion in open-end funds, closed-end funds, private accounts, retirement plans and related party assets for individual and institutional investors as of December 31, 2004. Additional information about John Hancock Advisers can be found on the website: www.jhfunds.com.

The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser which was approved by the Fund's shareholders. Pursuant to the Advisory Agreement, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association membership; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser quarterly a fee based on a stated percentage of the average daily net assets of the Fund as follows:

Average Daily Net Assets     Annual Rate
------------------------     -----------
First $200,000,000              0.80%
Amount over $200,000,000        0.70%

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of its average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

For the fiscal years ended October 31, 2002, 2003 and 2004, the Adviser received fees of $2,638,584, $2,133,426 and $2,283,152, respectively.

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or their affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser for the Fund or for other funds or clients for which the Adviser renders investment advice arise for consideration at about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or their affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which its Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of the obligations and duties under the Advisory Agreement.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The Fund's Board of Trustees is responsible for overseeing the performance of the Fund's investment adviser and determining whether to approve and renew the Fund's Advisory Agreement. The Board has a standing request that the Adviser provide the Board with certain information the Board has deemed important to evaluating the short- and long-term performance of the Adviser. This information includes periodic performance analysis and status reports from the Adviser and quarterly Portfolio and Investment Performance Reports. The Fund's portfolio managers meet with the Board from time to time to discuss the management and performance of the Fund and respond to the Board's questions concerning the performance of the Adviser. When the Board considers whether to renew an investment advisory contract, the Board takes into account numerous factors, including: (1) the nature, extent and quality of the services provided by the Adviser; (2) the investment performance of the Fund's assets managed by the adviser; (3) the fair market value of the services provided by the adviser; (4) a comparative analysis of expense ratios of, and advisory fees paid by, similar funds; (5) the extent to which the adviser has realized or will realize economies of scale as the Fund grows; (6) other sources of revenue to the Adviser or its affiliates from its relationship with the Fund and intangible or "fall-out" benefits that accrue to the adviser and its affiliates, if relevant; and (7) the Adviser's control of the operating expenses of the fund, such as transaction costs, including ways in which portfolio transactions for the fund are conducted and brokers are selected.

In evaluating the Advisory Agreement, the Independent Trustees reviewed materials furnished by the Adviser, including information regarding the Adviser, its respective affiliates and their personnel, operations and financial condition. The Independent Trustees also reviewed, among other things:

- The investment performance of the Fund. The Board determined that the performance results of the Fund and the Adviser's responsive actions were reasonable, as compared with relevant performance standards, including the performance results of comparable healthcare/biotechnology funds derived from data provided by Lipper Inc. and appropriate market indexes.

- The fee charged by the Adviser for investment advisory and administrative services. The Board decided that the advisory fee paid by the Fund was reasonable based on the average advisory fee for comparable funds. The Board also took into account the nature of the fee arrangements which include breakpoints that will adjust the fee downward as the size of the Fund's portfolio increases.

- The Board evaluated the Adviser's investment staff and portfolio management process, and reviewed the composition and overall performance of the Fund's portfolio on both a short-term and long-term basis.

The Independent Trustees determined that the terms of the Fund's Advisory Agreement are fair and reasonable and that the contract is in the Fund's best interest. The Independent Trustees believe that the advisory contract will enable the Fund to enjoy high quality investment advisory services at a cost they deem appropriate, reasonable and in the best interests of the Fund and its shareholders. In making such determinations, the Independent Trustees met independently from the Non-Independent Trustees of the Fund and any officers of the Adviser or its affiliates. The Independent Trustees also relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

The continuation of the Advisory Agreement and Distribution Agreement (discussed below) was approved by all the Trustees. The Advisory Agreement and the Distribution Agreement, will continue in effect from year to year, provided that their continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. These agreements may be terminated on 60 days' written notice by either party to the contract or by vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if assigned.

Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal years ended October 31, 2002, 2003 and 2004, the Fund paid the Adviser $73,585, $98,619 and $80,623, respectively, for services under this Agreement.

Proxy Voting. The Fund's Trustees have delegated to the Adviser the authority to vote proxies on behalf of the Fund. The Trustees have approved the proxy voting guidelines of the Adviser and will review the guidelines and suggest changes as they deem advisable. A summary of the Adviser's proxy voting guidelines is attached to this statement of additional information as Appendix C. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ending June 30, 2004 is available by calling 1-800-225-5291 or on the Fund's website: www.jhfunds.com/proxy or on the SEC's website at www.sec.gov.

Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the adviser(s), principal underwriter and the Fund have adopted a code of ethics which restricts the trading activity of those personnel.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGER

OTHER ACCOUNTS THE PORTFOLIO MANAGER IS MANAGING. The table below indicates for the portfolio manager of the Fund information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2004. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

   PORTFOLIO
  MANAGER NAME           OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
----------------   ----------------------------------------------------------
Linda I. Miller    Other Registered Investment Companies: Two (2) funds with
                   total net assets of approximately $194.8 million

                   Other Pooled Investment Vehicles: None

                   Other Accounts: None

The Adviser does not receive a fee based upon the investment performance of any of the accounts included under "Other Accounts Managed by the Portfolio Manager" in the table above. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the Fund as well as one or more other accounts. The Adviser has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. The Adviser has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

      - A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The Adviser has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

      - A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Adviser generally require that such trades be "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Adviser will place the order in a manner intended to result in as favorable a price as possible for such client.

      - A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Adviser receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager's compensation. See "Compensation of Portfolio Managers" below. The Adviser does not receive a performance-based fee with respect to any of the accounts managed by the portfolio managers.

      - A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Adviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

      - If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern could disadvantage either the account that is long or short. In making portfolio manager assignments, the Adviser seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

COMPENSATION OF PORTFOLIO MANAGERS. The Adviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals and seeks to align the financial interests of the investment professionals with both those of the Adviser, through incentive payments based in part upon the Adviser's financial performance, and also shareholders of the funds they manage, through incentive payments based in part upon the relative investment performance of those funds. The Adviser's compensation arrangements with investment professionals are determined on the basis of the investment professional's overall services to the Adviser and not on the basis of specific funds or accounts managed by the investment professional. At the Adviser, the structure of compensation of investment professionals is currently comprised of the following basic components: base salary, an annual investment bonus plan and a phantom stock plan, as well as customary benefits that are offered generally to all full-time employees of the Adviser. A limited number of senior portfolio managers, who serve as officers of both the Adviser and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial. The following describes each component of the compensation package for the individuals identified as a portfolio manager for the fund.

      - BASE SALARY. Base compensation is fixed and normally reevaluated on an annual basis. The Adviser seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.

      - INVESTMENT BONUS PLAN. Only investment professionals are eligible to participate in the Investment Bonus Plan. Under the plan, investment professionals are eligible for an annual bonus. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of the Adviser and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

                  - INVESTMENT PERFORMANCE: The investment performance of all accounts managed by the investment professional over one and three- year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark (for example a Lipper large cap growth peer group if the fund invests primarily in large cap stocks with a growth strategy). With respect to fixed income accounts, relative yields are also used to measure performance.

                  - THE PROFITABILITY OF THE ADVISER: The profitability of the Adviser and its parent company are also considered in determining bonus awards, with greater emphasis placed upon the profitability of the Adviser.

                  - NON-INVESTMENT PERFORMANCE: The more intangible contributions of an investment professional to the Adviser's business, including the investment professional's support of sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are evaluating in determining the amount of any bonus award.

      - PHANTOM STOCK APPRECIATION PLAN. The Adviser is not a public company and, consequently, does not compensate its employees through the grant of the company's common shares. However, the Adviser participates in a phantom stock appreciation plan that is intended to provide employees of the Adviser with equity like interests in the Adviser's financial performance. All employees of the Adviser, not just investment professionals, who are of a designated level of seniority, are eligible to participate in this plan. As part of the overall compensation package, this plan is designed, among other things, to motivate and reward the investment professionals if the Adviser achieves earnings growth. Awards under the plan are granted to investment professionals based on a number of factors, including past and current performance, impact on overall business results and recognition of long-term potential and value to the company. Payments under the plan are based upon three-year performance cycles. Participants are granted an interest in a phantom stock pool. The pool represents appreciation, if any, of a portion of the total equity interests in the Adviser. For purposes of the plan, the Adviser's common shares are valued on the basis of a multiple of EBITDA (earnings before interest, taxes, depreciation and amortization expense). The value of the pool is equal to the difference, if positive, in the value of the Adviser's common shares, using that valuation method, at the start of the performance cycle and the value of those shares at the end of the performance cycle. A participant receives the participant's allocated share of the pool, with that interest payable in three annual installments. Generally, a participant must remain an employee at the time of distribution of an installment in order to be entitled to receive it.

      - OPTIONS AND STOCK GRANTS. A limited number of senior investment professionals may receive options to purchase shares of Manulife Financial stock. Generally, such option would permit the investment professional to purchase a set amount of stock at the market price on the date of grant. The option can be exercised for a set period (normally a number of years or until termination of employment) and the investment professional would exercise the option if the market value of Manulife Financial stock increases. Some investment professionals may receive restricted stock grants, where the investment professional is entitle to receive the stock at no or nominal cost, provided that the stock is forgone if the investment professional's employment is terminated prior to a vesting date.

The Adviser also permits investment professionals to participate on a voluntary basis in a deferred compensation plan, under which the investment professional may elect on an annual basis to defer receipt of a portion of their compensation until retirement. Participation in the plan is voluntary. No component of the compensation arrangements for the investment professionals involves mandatory deferral arrangements. While the profitability of the Adviser and the investment performance of the accounts that the investment professionals maintain are factors in determining an investment professional's overall compensation, the investment professional's compensation is not linked directly to the net asset value of any fund.

SHARE OWNERSHIP BY THE PORTFOLIO MANAGER. The following table indicates as of October 31, 2004 the value, within the indicated range, of shares beneficially owned by the portfolio manager in the Fund. For purposes of this table, the following letters represent the range indicated below:

      A  -  $0
      B  -  $1 - $10,000
      C  -  $10,001 - $50,000
      D  -  $50,001 - $100,000
      E  -  $100,001 - $500,000
      F  -  $500,001 - $1,000,000
      G  -  More than $1 million

                        RANGE OF BENEFICIAL
PORTFOLIO MANAGER            OWNERSHIP
-----------------       -------------------
Linda I. Miller         A

DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers, banks and registered investment advisors ("Selling Firms") that have entered into selling agreements with John Hancock Funds. These Selling Firms are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. John Hancock Funds accepts orders for the purchase of the shares of the Fund that are continually offered at net asset value next determined, plus any applicable sales charge, if any. In connection with the sale of Fund shares, John Hancock Funds and Selling Firms receive compensation from a sales charge imposed, in the case of Class A shares, at the time of sale. (Prior to July 15, 2004, Class C shares were also subject to a sales load imposed at the time of purchase.) In the case of Class B, Class C and Class R shares, the Selling Firm receives compensation immediately but John Hancock Funds is compensated on a deferred basis.

Total underwriting commissions (sales charges) for sales of the Fund's Class A shares for the fiscal years ended October 31, 2002, 2003 and 2004 were $249,274, $183,894 and $185,741, respectively, of such amounts $31,404, $24,958 and
$26,095, respectively, were retained by John Hancock Funds in 2002, 2003 and 2004, respectively. The underwriting commissions (sales charges) for sales of the Fund's Class C shares for the years ended October 31, 2002, 2003 and 2004 were $27,882, $12,993 and $16,227, respectively. No Class C commissions were retained by John Hancock Funds, the remainder of the underwriting commissions were reallowed to Selling Firms.

The Fund's Trustees adopted Distribution Plans with respect to each class of shares (the "Plans"), pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% for Class A and 1.00% for Class B and Class C shares of the Fund's average daily net assets attributable to shares of that class. However, the service fee will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fee will be used to reimburse John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Firms and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B and Class C shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Firms and others for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for payments or expenses they incur under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plans will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat unreimbursed expenses under the Class B and Class C Plans as a liability of the Fund because the Trustees may terminate Class B and/or Class C Plans at any time. For the fiscal year ended October 31, 2004, an aggregate of $518,133 of Distribution Expenses or 0.35% of the average net assets of the Fund's Class B shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods. For the fiscal year ended October 31, 2004, an aggregate of $73,473 of Distribution Expenses or 0.55% of the average net assets of the Fund's Class C shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods.

The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on these Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provide the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they will continue in effect only so long as their continuance is approved at least annually by a majority of both the Trustees and Independent Trustees. The Plans provide that they may be terminated without penalty, (a) by the vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares of the applicable class upon 60 days' written notice to John Hancock Funds, and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to that Plan. Each plan provides, that no material amendment to the Plans will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A, Class B and Class C shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

Amounts paid to John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Fund.

For the fiscal year ended October 31, 2004, the Fund paid John Hancock Funds the following amounts of expenses in connection with their services for the Fund.

                                  Expense Items

                          Printing and Mailing of                                              Interest,
                                Prospectus            Compensation      Expenses of            Carrying
Shares     Advertising      to New Shareholders     to Selling Firms    Distributor     Or Other Finance Charges
------     -----------    -----------------------   ----------------    -----------     ------------------------
Class A      $29,112               $560                 $240,092          $115,201                $0
Class B      $73,926               $907                 $637,905          $837,967                $0
Class C      $ 6,825               $ 82                 $108,864          $ 26,237                $0

SALES COMPENSATION

As part of their business strategies, the Fund, along with John Hancock Funds, pay compensation to Selling Firms that sell the Fund's shares. These firms typically pass along a portion of this compensation to your broker or financial representative.

The two primary sources of Selling Firm compensation payments for Class A, Class B, Class C and Class R are (1) the 12 b-1 fees that are paid out of the fund's assets and (2) sales charges paid by investors. The sales charges and 12b-1 fees are detailed in the prospectus and under the "Distribution Contracts" in this Statement of Additional Information. The portions of these expenses that are paid to Selling Firms are shown on the next page. For Class I shares, John Hancock Funds may make a one-time payment at the time of initial purchase out of its own resources to a Selling Firm which sells shares of the Fund. This payment may not exceed 0.15% of the amount invested.

INITIAL COMPENSATION Whenever you make an investment in Class A, Class B or Class C shares of the Fund, the Selling Firm receives a reallowance/payment/commission as described on the next page. The Selling Firm also receives the first year's 12b-1 service fee at this time.

ANNUAL COMPENSATION For Class A, Class B and Class C shares of the Fund, beginning in the second year after an investment is made, the Selling Firm receives an annual 12b-1 service fee of 0.25% of its average daily net (aged) assets. In addition, beginning in the second year after an investment is made in Class C shares, the Distributor will pay the Selling Firm a distribution fee in an amount not to exceed 0.75% of the average daily net (aged) assets. These service and distribution fees are paid quarterly in arrears.

Selling Firms receive service and distribution fees if, for the preceding quarter, (1) their clients/shareholders have invested combined average daily net assets of no less than $1,000,000 in eligible (aged) assets; or (2) an individual registered representative of the Selling Firm has no less than $250,000 in eligible (aged) assets. The reason for these criteria is to save the Fund the expense of paying out de minimus amounts. As a result, if a Selling Firm does not meet one of the criteria noted above, the money for that firm's fees remains in the Fund.

In addition, from time to time, John Hancock Funds, at its expense, and without additional cost to the Fund or its shareholders, may provide significant additional compensation to financial services firms in connection with their promotion of the Fund or sale of shares of the Fund. Such compensation provided by John Hancock Funds may include, for example, financial assistance to Selling Firms in connection with their marketing and sales development programs for their registered representatives and other employees, as well as payment for travel expenses, including lodging, incurred by registered representatives and other employees for such marketing and sales development programs, as well as assistance for seminars for the public, advertising and sales campaigns regarding one or more Funds, and other Selling Firm-sponsored events or activities. From time to time, John Hancock Funds may provide expense reimbursements for special training of a Selling Firm's registered representatives and other employees in group meetings or non-cash compensation in the form of occasional gifts, meals, tickets or other entertainment. Payments may also include amounts for sub-administration and other services for shareholders whose shares are held of record in omnibus or other group accounts. Other compensation, such as asset retention fees, finder's fees and reimbursement for wire transfer fees or other administrative fees and costs may be offered to the extent not prohibited by law or any self-regulatory agency such as the NASD.

              FIRST YEAR BROKER OR OTHER SELLING FIRM COMPENSATION

                                   INVESTOR PAYS
                                    SALES CHARGE     SELLING FIRM     SELLING FIRM
                                   (% OF OFFERING      RECEIVES       RECEIVES 12B-1      TOTAL SELLING FIRM
CLASS A INVESTMENTS                    PRICE)       COMMISSION (1)   SERVICE FEE (2)      COMPENSATION (3)(4)
-------------------                --------------   --------------   ---------------      -------------------
Up to $49,999                           5.00%            4.01%             0.25%                  4.25%
$50,000 - $99,999                       4.50%            3.51%             0.25%                  3.75%
$100,000 - $249,999                     3.50%            2.61%             0.25%                  2.85%
$250,000 - $499,999                     2.50%            1.86%             0.25%                  2.10%
$500,000 - $999,999                     2.00%            1.36%             0.25%                  1.60%

INVESTMENTS OF CLASS A SHARES
OF $1 MILLION OR MORE (5)

First $1M - $4,999,999                    --             0.75%             0.25%                  1.00%
Next $1 - $5M above that                  --             0.25%             0.25%                  0.50%
Next $1 or more above that                --             0.00%             0.25%                  0.25%

CLASS B INVESTMENTS

All amounts                               --             3.75%             0.25%                  4.00%

CLASS C INVESTMENTS

All amounts                               --             0.75%             0.25%                  1.00%

(1) For Class A investments under $1 million, a portion of the Selling Firm's commission is paid out of the sales charge.

(2) For Class A, B and C shares, the Selling Firm receives 12b-1 fees in the first year as a % of the amount invested and after the first year as a % of average daily net eligible assets. For Selling Firms with a fee-based/WRAP program agreement with John Hancock Funds, the Selling Firm receives 12b-1 fees in the first year as a % of average daily net eligible assets. Certain retirement platforms also receive 12b-1 fees in the first year as a % of average daily net eligible assets. Quarterly payments are made in arrears.

(3) Selling Firm commission and 12b-1 service fee percentages are calculated from different amounts, and therefore may not equal the total Selling Firm compensation percentages if combined using simple addition.

(4) Underwriter retains the balance.

(5) See "Initial Sales Charge on Class A Shares" for discussion on how to qualify for a reduced sales charge. John Hancock Funds may take recent redemptions into account in determining if an investment qualifies as a new investment

CDSC revenues collected by John Hancock Funds may be used to pay Selling Firm commissions when there is no initial sales charge.

NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices. In addition, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities and tax-exempt securities) are determined based on market quotations collected prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between the time of the determination of value and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees.

Equity securities traded on a principal exchange are generally valued at last sale price on the day of valuation or in the case of securities traded on NASDAQ, the NASDAQ official closing price. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

Equity options held by a Fund are priced as of the close of trading (generally 4 p.m. Eastern Time), futures contracts on U.S. government and other fixed-income securities (generally 3 p.m. Eastern Time) and index options held by a Fund are priced as of their close of trading (generally 4:15 p.m. Eastern Time).

Short-term debt investments which have a remaining maturity of 60 days or less may be valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

If any securities held by the Fund are restricted as to resale, the fair value of such securities is generally determined as the amount which the Fund could reasonably expect to realized from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 4:00 p.m., London time on the date of any determination of the Fund's NAV. Generally, trading in foreign securities is substantially completed each day at various times prior to the closed of the Exchange. Currency exchange rates are normally determined at the close of trading in London, England (11:00 a.m., New York Time). The closing prices for securities in markets or on exchanges outside the U.S. that close prior to the close of the Exchange may not fully reflect events that occur after such close but before the close of the Exchange. As a result, the Fund has adopted fair value pricing procedures, which, among other things, require the Fund to fair value such securities if these has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Fund to a significant extent. In addition, securities held by some of the Funds may be traded in foreign markets that are open for business on days that the Fund is not, and the trading of such securities on those days may have an impact on the value of a shareholder's investment at a time when the shareholder cannot buy and sell shares of the Fund.

The NAV for each class of the Fund is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A SHARES

Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge") or on a contingent deferred basis (the "contingent deferred sales charge or CDSC").

The fund no longer issues share certificates. Shares are electronically recorded. The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of Class A shares of the Fund are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to accumulate current purchases with the current offering price of the Class A, Class B, Class C, Class I, or Class R shares of the John Hancock mutual funds owned by the investor (see "Accumulation Privilege" below).

IN ORDER TO RECEIVE THE REDUCED SALES CHARGE, THE INVESTOR MUST NOTIFY HIS/HER FINANCIAL ADVISER AND/OR THE FINANCIAL ADVISER MUST NOTIFY JOHN HANCOCK SIGNATURE SERVICES, INC. ("SIGNATURE SERVICES") AT THE TIME OF PURCHASE OF THE CLASS A SHARES, ABOUT ANY OTHER JOHN HANCOCK MUTUAL FUNDS OWNED BY THE INVESTOR, THE INVESTOR'S SPOUSE AND THEIR CHILDREN UNDER THE AGE OF 21 (SEE "COMBINATION PRIVILEGE" BELOW). THIS INCLUDES INVESTMENTS HELD IN A RETIREMENT ACCOUNT, AN EMPLOYEE BENEFIT PLAN OR AT A BROKER OR FINANCIAL ADVISER OTHER THAN THE ONE HANDLING YOUR CURRENT PURCHASE. JOHN HANCOCK WILL CREDIT THE COMBINED VALUE, AT THE CURRENT OFFERING PRICE, OF ALL ELIGIBLE ACCOUNTS TO DETERMINE WHETHER YOU QUALIFY FOR A REDUCED SALES CHARGE ON YOUR CURRENT PURCHASE.

Without Sales Charges. Class A shares may be offered without a front-end sales charge or contingent deferred sales charge ("CDSC") to various individuals and institutions as follows:

- A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates, sub-adviser or Selling Firms; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, child, grandparent, grandchild, parent, sibling, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew and same sex domestic partner; "Immediate Family") of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

- A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

- A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

- A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

- Certain retirement plans participating in Merrill Lynch servicing programs offered in Class A shares, including transferee recordign arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Consultant for further information.

-     Retirement plans investing through PruSolutions(sm) program.

- Participants in certain 529 Plans that have a signed agreement with John Hancock Funds. No CDSC will be due for redemptions on plan purchases made at NAV with no finder's fee. However, if a plan had a finder's fee or commission, and the entire plan redeemed within 12 months of the first investment in the plan, a CDSC would be due.

- Participant directed retirement plans with at least 100 eligible employees at the inception of the Fund account. Each of these employees may purchase Class A shares with no initial sales charge, if the plan sponsor notifies Signature Services of the number of employees at the time the account is established. However, if the shares are redeemed within 12 months of the inception of the plan, a CDSC will be imposed at the following rate:

    Amount Invested               CDSC Rate
--------------------------        ---------
First $1 to $4,999,999              1.00%
Next $1-$5M above that              0.50%
Next $1 or more above that          0.25%

As of July 15, 2004, no Class C shares paid a front-end sales charge.

Class A shares may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

With Reduced Sales Charges

Combination Privilege. For all shareholders in calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). Qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Firm's representative.

Accumulation Privilege. Class A investors may also reduce their Class A sales charge by taking into account not only the amount being invested but also the current offering price of all the Class A, Class B, Class C, Class I and Class R shares of all John Hancock funds already held by such person. However, Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. To receive a reduced sales charge, the investor must tell his/her financial adviser or Signature Services at the time of the purchase about any other John Hancock mutual funds held by that investor or his/her Immediate Family.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.

Letter of Intention. Reduced Class A sales charges under the Accumulation Privilege are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include traditional, Roth IRAs and Coverdell ESAs, SEP, SARSEP, 401(k), 403(b) (including TSAs), SIMPLE IRA, SIMPLE 401(k), Money Purchase Pension, Profit Sharing and Section 457 plans. An individual's non-qualified and qualified retirement plan investments can be combined to satisfy an LOI (either 13 or 48 months). Since some retirement plans are held in an omnibus account, an investor wishing to count retirement plan holdings towards a Class A purchase must notify Signature Services of these holdings. Such an investment (including accumulations, combinations and reinvested dividends) must aggregate $50,000 or more during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay the sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his or her attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase or by the Fund to sell any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES

Investments in Class B and Class C shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B and Class C shares which are redeemed within six years or one year, respectively, of purchase will be subject to a CDSC at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price or on shares derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to retirement plans that had more than 100 eligible employees at the inception of the Fund account. You must notify Signature Services of the number of eligible employees at the time your account is established.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C, or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

- Proceeds of 50 shares redeemed at $12 per shares (50 x 12)               $ 600.00
- *Minus Appreciation ($12 - $10) x 100 shares                              (200.00)
- Minus proceeds of 10 shares not subject to CDSC (dividend reinvestment)   (120.00)
                                                                           --------
- Amount subject to CDSC                                                   $ 280.00

*The appreciation is based on all 100 shares in the account NOT just the shares being redeemed.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Firms for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below: For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

* Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" in the Prospectus.

* Redemptions of Class B and Class C shares made under a periodic withdrawal plan, or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note that this waiver does not apply to periodic withdrawal plan redemptions of Class A or Class C shares that are subject to a CDSC.)

* Certain retirement plans participating in Merrill Lynch servicing programs offered in Class A, Class B and Class C shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Consultant for further information.

* Redemptions of Class A shares by retirement plans that invested through PruSolutions(sm) program.

* Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock.

For Retirement Accounts (such as traditional, Roth IRAs and Coverdell ESAs, SIMPLE IRA, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Internal Revenue Code) unless otherwise noted.

* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code. (Waiver based on required, minimum distribution calculations for John Hancock Mutual Fund IRA assets only.)

*     Returns of excess contributions made to these plans.

* Redemptions made to effect certain distributions, as outlined in the chart on the following page, to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit-Sharing/401(k) Plans), 403(b), 457 and 408 (SEPs and SIMPLE IRAs) of the Internal Revenue Code.

Please see matrix for some examples.

                                             401 (a)
                                            Plan (401
                                            (k), MPP,
                                            PSP) 457
                                              & 408
                 Type of                    (SEPs &                                            IRA, IRA
              Distribution                Simple IRAs)       403 (b)             457           Rollover     Non-retirement
---------------------------------------  --------------  --------------   ---------------  ---------------  ---------------
Death or Disability                      Waived          Waived           Waived           Waived           Waived

Over 70 1/2                              Waived          Waived           Waived           Waived for       12% of account
                                                                                           required minimum value annually
                                                                                           Distributions*   in periodic
                                                                                           or 12% of        payments
                                                                                           account value
                                                                                           annually in
                                                                                           periodic
                                                                                           payments.

Between 59 1/2 and 70 1/2                Waived          Waived           Waived           Waived for Life  12% of account
                                                                                           Expectancy or    value annually
                                                                                           12% of account   in periodic
                                                                                           value annually   payments
                                                                                           in periodic
                                                                                           payments.

Under 59 1/2                             Waived for      Waived for       Waived for       Waived for       12% of account
(Class B and Class C only)               annuity         annuity          annuity          annuity          value annually
                                         payments (72t)  payments (72t)   payments (72t)   payments (72t)   in periodic
                                         or 12% of       or 12% of        or 12% of        or 12% of        payments
                                         account value   account value    account value    account value
                                         annually in     annually in      annually in      annually in
                                         periodic        periodic         periodic         periodic
                                         payments.       payments.        payments.        payments.

Loans                                    Waived          Waived           N/A              N/A              N/A

Termination of Plan                      Not Waived      Not Waived       Not Waived       Not Waived       N/A

Hardships                                Waived          Waived           Waived           N/A              N/A

Qualified Domestic Relations Orders      Waived          Waived           Waived           N/A              N/A

Termination of Employment Before Normal  Waived          Waived           Waived           N/A              N/A
Retirement Age

Return of Excess                         Waived          Waived           Waived           Waived           N/A

* Required minimum distributions based on John Hancock Mutual Fund IRA assets only.

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90- day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class of a fund for shares of the same class in any other John Hancock fund offering that class.

Exchanges between funds are based on their respective net asset values. No sales charge is imposed, except on exchanges of Class A shares from Money Market Fund or U.S. Government Cash Reserve Fund to another John Hancock fund, if a sales charge has not previously been paid on those shares. However, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed. For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a retirement plan exchanges the plan's Class A account in its entirety from the Fund to a non-John Hancock investment, the one-year CDSC applies.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares which may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the order date of any investment.

Reinstatement or Reinvestment Privilege. If Signature Services is notified prior to reinvestment, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock fund, subject to the minimum investment limit of that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of the CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

The Fund may refuse any reinvestment request and may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS."

Retirement plans participating in Merrill Lynch's servicing programs:

Class A shares are available at net asset value for Merrill Lynch retirement plans, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Consultant for further information.

For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES

Shares of the Fund may be purchased or redeemed through certain Selling Firms. Selling Firms may charge the investor additional fees for their services. The Fund will be deemed to have received a purchase or redemption order when an authorized Selling Firm, or if applicable, a Selling Firm's authorized designee, receives the order. Orders may be processed at the NAV next calculated after the Selling Firm receives the order. The Selling Firm must segregate any orders it receives after the close of regular trading on the New York Stock Exchange and transmit those orders to the Fund for execution at NAV next determined. Some Selling Firms that maintain network/omnibus/nominee accounts with the Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. This fee is paid by the Adviser, the Fund and/or John Hancock Funds, LLC (the Fund's principal distributor).

DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and one other series. Additional series may be added in the future. The Trustees have also authorized the issuance of three classes of shares of the Fund, designated as Class A, Class B and Class C.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to each class of shares will be borne exclusively by that class (ii) Class B and Class C shares will pay higher distribution and service fees than Class A shares and (iii) each class of shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to multiple-class structures. Similarly, the net asset value per share may vary depending on the class of shares purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Trust. However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection telephone redemptions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Shares of the Fund generally may be sold only to U.S. citizens, U.S. residents, and Domestic corporations, partnerships trusts or estates.

TAX STATUS

The Fund, is treated as a separate entity for accounting and tax purposes, has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on its taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seeks to avoid or minimize liability for such tax by satisfying such distribution requirements.

Distributions from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as long term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than net capital gain, after reduction by deductible expenses.) Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Transactions in foreign currencies that are not directly related to the Fund's investment in stock or securities, possibly including speculative currency positions could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its gross income for each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund's investment company taxable income computed without regard to such loss, the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

If the Fund invests in stock (including an option to acquire stock such as is inherent in a convertible bond) of certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from these passive foreign investment companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may be available to ameliorate these adverse tax consequences, but could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its investments in passive foreign investment companies or make an available election to minimize its tax liability or maximize its return from these investments.

Certain of options, futures, and forward currency contracts undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and may affect the character as long-term or short-term (or, in the case of foreign currency contracts, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Additionally, the Fund may be required to recognize gain, but not loss, if an option, short sale or other transaction is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. Also, certain of the Fund's losses on transactions involving options, futures, or forward contracts, and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gains. Certain of such transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options, futures or forward contracts in order to seek to minimize any potential adverse tax consequences.

The amount of the Fund's net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities and/or engage in options, futures or forward transactions that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on those shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other distribution of shares of the Fund (including by exercise of the exchange privilege) in a transaction that is treated as a sale for tax purposes, a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. A sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and
(c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.

For Federal income tax purposes, the Fund is permitted to carry forward a net realized capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. Presently, there are no realized capital loss carry forwards available to offset future net realized capital gains.

If the Fund should have dividend income that qualifies as Qualified Dividend Income, as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003, the maximum amount allowable will be designated by the Fund. This amount will be reflected on Form 1099-DIV for the current calendar year.

If the Fund should have dividend income that qualifies for the dividends-received deduction for corporations, it will be subject to the limitations applicable under the Code. The qualifying portion is limited to properly designated distributions attributed to dividend income (if any) the Fund receives from certain stock in U.S. domestic corporations and the deduction is subject to holding period requirements and debt-financing limitations under the Code.

For purposes of the dividends-received deduction available to corporations, dividends received by the Fund, if any, from U.S. domestic corporations in respect of any share of stock held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) during a prescribed period extending before and after each such dividend and distributed and properly designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the holding period requirement stated above with respect to their Fund shares of the Fund for each dividend in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise-deductible amount, will be included in determining alternative minimum tax liability, if any. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares and, to the extent such basis would be reduced below zero, that current recognition of income would be required.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits or deductions with respect to foreign income taxes or certain other foreign taxes ("qualified foreign taxes"), paid by the Fund, subject to certain provisions and limitations contained in the Code, if the Fund so elects. If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends and distributions actually received) their pro rata shares of qualified foreign taxes paid by the Fund even though not actually received by them, and (ii) treat such respective pro rata portions as foreign taxes paid by them.

If the Fund makes this election, shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable income, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. Federal income taxes. Shareholders who do not itemize deductions for Federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the Fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year (if any) that the Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes paid by the Fund and
(ii) the portion of Fund dividends which represents income from each foreign country. If the Fund cannot or does not make this election, the Fund will deduct the foreign taxes it pays in determining the amount it has available for distribution to shareholders, and shareholders will not include these foreign taxes in their income, nor will they be entitled to any tax deductions or credits with respect to such taxes.

The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market or constructive sale rules applicable to certain options, futures, forwards, short sales or other transactions may also require the Fund to recognize income or gain without a concurrent receipt of cash. Additionally, some countries restrict repatriation which may make it difficult or impossible for the Fund to obtain cash corresponding to its earnings or assets in those countries. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or borrow cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distribution from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8, Form W-8BEN or other authorized withholding certificate is on file and to backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE

As of October 31, 2004, the average annual total returns before taxes for the Fund's Class A shares of the Fund for the one year and five year and ten year periods were 3.20%, 5.26% and 10.83%, respectively.

As of October 31, 2004, the average annual total returns before taxes for the Fund's Class B shares of the Fund for the one year, five year and ten year periods were 2.86%, 5.28% and 10.76%, respectively.

As of October 31, 2004, the average annual total returns before taxes for the Fund's Class C shares of the Fund for the one year period, five year period and since the commencement of operations on March 1, 1999 were 6.86%, 5.60% and 4.31%, respectively. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge that became effective July 15, 2004.

P(1+T)(n) = ERV

Where:

      P=   a hypothetical initial payment of $1,000.
      T=   average annual total return
      n=   number of years
    ERV= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-year, 5-year or 10-year periods (or fractional portion).

The Fund discloses average annual total returns after taxes for Class B shares for the one, five and ten year periods ended December 31, 2004 in the prospectus. After tax returns are computed using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The average annual total return (after taxes on distributions) is computed by finding the average annual compounded rate of return over the 1-year, 5-year and 10-year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

P(1+T)(n) = ATV(D)

Where:

        P=  a hypothetical initial payment of $1,000.
        T= average annual total return (after taxes on distributions) n= number of years
   ATV(D)= ending value of a hypothetical $1,000 payment made at the beginning of the 1-year, 5-year, or 10-year periods (or fractional portion) after taxes on fund distributions but not after taxes on redemption.

The average annual total return (after taxes on distributions and redemption) is computed by finding the average annual compounded rate of return over the 1-year, 5-year, and 10-year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

P(1+T)(n) = ATV(DR)

Where:

        P=  a hypothetical initial payment of $1,000.
        T= average annual total return (after taxes on distributions and redemption)
        n=  number of years
  ATV(DR)= ending value of a hypothetical $1,000 payment made at the beginning of the 1-year, 5-year or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

Because each class has its own sales charge and fee structure, the classes have different performance results. In the case of each class, these calculations assume the maximum sales charge is included in the initial investment or the CDSC is applied at the end of the period, respectively. These calculations assume that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the Fund's sales charge on Class A shares or the CDSC on Class B or Class C shares into account. Excluding the Fund's sales charge on Class A shares and the CDSC on Class B or Class C shares from a total return calculation produces a higher total return figure.

From time to time, in reports and promotional literature, the Fund's total return will be compared to indices of mutual funds, such as Lipper Analytical Services, Inc.'s "Lipper- Mutual Performance Analysis," a monthly publication which tracks net assets and total return on mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes as well as the Russell and Wilshire Indices.

Performance rankings and ratings reported periodically in, and excerpts from, national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET

JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S, AND BARRON'S, may also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta". Beta is a reflection of the market related risks of the Fund by showing how responsive the Fund is to the market.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser's investment and/or trading personnel. Orders for purchases and sales of securities are placed in a manner, which, in the opinion of such personnel, will offer the best price and market for the execution of each such transaction. The Fund's trading practices and investments are reviewed periodically by the Adviser's Senior Investment Policy Committee and its Brokerage Practices Committee which consists of officers of the Adviser and quarterly by the Adviser's Investment Committee which consists of officers of the Adviser and Trustees of the Trust who are interested persons of the Fund.

Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market maker reflect a "spread." Investments in debt securities are generally traded on a "net" basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions. In the U.S. Government securities market, securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. Investments in equity securities are generally traded on exchanges or on over-the-counter markets at fixed commission rates or on a net basis. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. The policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with best execution, the Fund's trades may be executed by dealers and also sell shares of John Hancock funds. However, the Adviser does not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, and may include, to a lesser extent, the availability and value of research information and statistical assistance furnished to the Adviser of the Fund. The Adviser has implemented policies and procedures (approved by the Fund's board of Trustees) reasonably designed to ensure that the Fund's selection of the broker-dealer is not influenced by considerations about the sales of Fund shares.

Where research is available for cash payments, the Adviser pays for such research from its own resources, and not with brokerage commissions. In other cases, as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Adviser that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. For the fiscal year ended October 31, 2004, the Fund paid $33,997 as compensation to brokers for research services such as industry, economic and company reviews and evaluations of securities. "Commissions", as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, mark-downs, commission equivalents and other fees received by dealers in riskless principal transactions placed in the over-the-counter market.

The term "brokerage and research services" includes research services received from broker-dealers which supplement the Adviser's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; and information concerning prices and ratings of securities. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communication of trade information and the providing of specialized consultations with the Adviser's personnel with respect to computerized systems and data furnished as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

The outside research assistance is useful to the Adviser since the broker-dealers used by the Adviser tend to follow a broader universe of securities and other matters than the Adviser's staff can follow. In addition, the research provides the Adviser with a diverse perspective on financial markets. Research services provided to the Adviser by broker-dealers are available for the benefit of all accounts managed or advised by the Adviser or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser's clients, including the Fund. However, the Fund is not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

The Adviser believes that the research services are beneficial in supplementing the Adviser's research and analysis and that they improve the quality of the Adviser's investment advice. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The advisory fee paid by the Fund is not reduced because the Adviser receives such services. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. However, to the extent that the Adviser would have purchased research services had they not been provided by broker-dealers, or would have developed comparable information through its own staff, the expenses to the Adviser could be considered to have been reduced accordingly. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis.

Broker-dealers may be willing to furnish statistical, research and other factual information or service to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund or the Adviser's other clients.

In effecting portfolio transactions on behalf of the Fund and the Adviser's other clients, the Adviser may from time to time instruct the broker-dealer that executes the transaction to allocate, or "step-out", a portion of the transaction to another broker-dealer. The broker-dealer to which the Adviser "stepped-out" would then settle and complete the designated portion of the transaction. Each broker-dealer would receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

While the Adviser will be primarily responsible for its allocation of the Fund's brokerage business, the policies and practices of the Adviser in this regard must be consistent with the foregoing and at all times be subject to review by the Trustees. For the fiscal years ended October 31, 2002, 2003 and 2004, the Fund paid negotiated brokerage commissions of $752,593, $745,815 and $417,734, respectively.

Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through brokers affiliated with the Adviser ("Affiliated Brokers"). Affiliated Brokers may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company Act) of the Fund, the Adviser, or the Affiliated Broker. Because the Adviser that is affiliated with the Affiliated Broker has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer ("Signator" or an "Affiliated Broker"). The Adviser's indirect parent, Manulife Financial, is the parent of another broker-dealer, John Hancock Distributors LLC (until December 31, 2004, Manulife Financial Securities, LLC) ("JH Distributors" or "Affiliated Broker"). For the fiscal years ended October 31, 2002, 2003 and 2004, the Fund paid no brokerage commissions to any Affiliated Broker.

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. Because of this, client accounts in a particular style may sometimes not sell or acquire securities as quickly or at the same prices as they might if each were managed and traded individually.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each participating account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size ( a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, strategies, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings as frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, a wholly owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays Signature Services monthly a fee which is based on an annual rate of $16.00 for each Class A shareholder account and $18.50 for each Class B shareholder account and $17.50 for each Class C shareholder account. The Fund also pays Signature Services monthly a fee which is based on an annual rate of 0.05% of average daily net assets attributable to Class A, Class B and Class C shares. For Class A, B, and C shares, the Fund also pays certain out-of pocket expenses. Expenses are aggregated and allocated to each class on the basis of their relative net asset values. For shares held of record in omnibus or there group accounts where administration and other shareholder services are provided by the Selling Firm or group administrator, the Selling Firm or administrator will charge a service fee to the Fund. For such shareholders, Signature Services does not charge its account fee.

CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and The Bank of New York, One Wall Street, New York, New York 10286. Under the custodian agreement, The Bank of New York is performing custody, portfolio, Foreign Custody Manager and fund accounting services.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm of the Fund is PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP audits and renders an opinion on the Fund's annual financial statements, and reviews the Fund's annual Federal income tax return.

APPENDIX A- DESCRIPTION OF INVESTMENT RISK

MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's primary securities and investment practices. You may find the most concise description of the fund's risk profile in the prospectus.

A fund is permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the Fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them with examples of related securities and investment practices included in brackets. See the "Investment Objective and Policies" and "Investment Restrictions" sections of this Statement of Additional Information for a description of this Fund's investment policies. The Fund follows certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the Fund will earn income or show a positive return over any period of time -- days, months or years.

TYPES OF INVESTMENT RISK

CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). (e.g., short sales, currency contracts, financial futures and options; securities and index options).

CREDIT RISK The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. (e.g., repurchase agreements, securities lending, foreign debt securities, non-investment-grade debt securities, asset-backed securities, mortgage-backed securities, participation interests, financial futures and options; securities and index options, structured securities).

CURRENCY RISK The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments, and may widen any losses. (e.g., currency trading, foreign debt securities, currency contracts, financial futures and options; securities and index options).

EXTENSION RISK The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value. (e.g., mortgage-backed securities, structured securities).

INFORMATION RISK The risk that key information about a security or market is inaccurate or unavailable. (e.g., non-investment-grade debt securities).

INTEREST RATE RISK The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. (e.g., foreign debt securities, non-investment-grade debt securities, asset-backed securities, mortgage-backed securities, participation interests, financial future and options; securities and index options, structured securities).

LEVERAGE RISK Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g., when-issued securities and forward commitments, currency contracts, financial futures and options; securities and index options, structured securities).

- HEDGED When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

- SPECULATIVE To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

LIQUIDITY RISK The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance. (e.g., short sales, non-investment-grade debt securities, restricted and illiquid securities, mortgage-backed securities, participation interests, currency contracts, financial futures and options; securities and index options, structured securities).

MANAGEMENT RISK The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

MARKET RISK The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them. (e.g., short sales, short-term trading, when-issued securities and forward commitments, foreign debt securities, non-investment-grade debt securities, restricted and illiquid securities, financial futures and options; securities and index options, structured securities).

NATURAL EVENT RISK The risk of losses attributable to natural disasters, crop failures and similar events.

OPPORTUNITY RISK The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. (e.g., short sales, when-issued securities and forward commitments, currency contracts, financial futures and options; securities and index options).

POLITICAL RISK The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war. (e.g., foreign debt securities).

PREPAYMENT RISK The risk that unanticipated prepayments may occur during periods of falling interest rates, reducing the value of mortgage-backed securities. (e.g., mortgage-backed securities, structured securities).

VALUATION RISK The risk that a fund has valued certain of its securities at a higher price than it can sell them for. (e.g., non-investment-grade debt securities, restricted and illiquid securities, participation interests, structured securities)

APPENDIX B-DESCRIPTION OF BOND RATINGS

Moody's Bond Ratings

"Bonds which are rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Bonds which are rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in 'Aaa' securities."

"Bonds which are rated 'A' possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future."

"Bonds which are rated 'Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well."

"Bonds which are rated 'Ba' are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position, characterizes bonds in this class."

"Bonds which are rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue. Should no rating be assigned, the reason may be one of the following: (i) an application for rating was not received or accepted; (ii) the issue or issuer belongs to a group of securities that are not rated as a matter of policy; (iii) there is a lack of essential data pertaining to the issue or issuer; or (iv) the issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Standard & Poor's Bond Ratings

"AAA. Debt rated 'AAA' has the highest rating by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong."

"AA. Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree."

"A. Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories."

"BBB. Debt rated 'BBB' is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories."

"Debt rated "BB" OR "B" is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and pay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions."

UNRATED. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER RATINGS

Moody's Commercial Paper Ratings

Moody's ratings for commercial paper are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's two highest commercial paper rating categories are as follows:

"P-1 -- "Prime-1" indicates the highest quality repayment capacity of the rated issues.

"P-2 -- "Prime-2" indicates that the issuer has a strong capacity for repayment of short-term promissory obligations. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained."

Standard & Poor's Commercial Paper Ratings

Standard & Poor's commercial paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days. Standard & Poor's two highest commercial paper rating categories are as follows:

"A-1 -- This designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation."

"A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1."

APPENDIX C

SUMMARY OF PROXY VOTING

                           JOHN HANCOCK ADVISERS, LLC
                     SOVEREIGN ASSET MANAGEMENT CORPORATION
                              PROXY VOTING SUMMARY

We believe in placing our clients' interests first. Before we invest in a particular stock or bond, our team of portfolio managers and research analysts look closely at the company by examining its earnings history, its management team and its place in the market. Once we invest, we monitor all our clients' holdings, to ensure that they maintain their potential to produce results for investors.

As part of our active investment management strategy, we keep a close eye on each company we invest in. Routinely, companies issue proxies by which they ask investors like us to vote for or against a change, such as a new management team, a new business procedure or an acquisition. We base our decisions on how to vote these proxies with the goal of maximizing the value of our clients' investments.

Currently, John Hancock Advisers, LLC ("JHA") and Sovereign Asset Management Corporation ("Sovereign") manage open-end funds, closed-end funds and portfolios for institutions and high-net-worth investors. Occasionally, we utilize the expertise of an outside asset manager by means of a subadvisory agreement. In all cases, JHA or Sovereign makes the final decision as to how to vote our clients' proxies. There is one exception, however, and that pertains to our international accounts. The investment management team for international investments votes the proxies for the accounts they manage. Unless voting is specifically retained by the named fiduciary of the client, JHA and Sovereign will vote proxies for ERISA clients.

In order to ensure a consistent, balanced approach across all our investment teams, we have established a proxy oversight group comprised of associates from our investment, operations and legal teams. The group has developed a set of policies and procedures that detail the standards for how JHA and Sovereign vote proxies. The guidelines of JHA have been approved and adopted by each fund client's board of trustees who have voted to delegate proxy voting authority to their investment adviser, JHA. JHA and Sovereign's other clients have granted us the authority to vote proxies in our advisory contracts or comparable documents.

JHA and Sovereign have hired a third party proxy voting service which has been instructed to vote all proxies in accordance with our established guidelines except as otherwise instructed.

In evaluating proxy issues, our proxy oversight group may consider information from many sources, including the portfolio manager, management of a company presenting a proposal, shareholder groups, and independent proxy research services. Proxies for securities on loan through securities lending programs will generally not be voted, however a decision may be made to recall a security for voting purposes if the issue is material.

Below are the guidelines we adhere to when voting proxies. Please keep in mind that these are purely guidelines. Our actual votes will be driven by the particular circumstances of each proxy. From time to time votes may ultimately be cast on a case-by-case basis, taking into consideration relevant facts and circumstances at the time of the vote. Decisions on these matters (case-by-case, abstention, recall) will normally be made by a portfolio manager under the supervision of the chief investment officer and the proxy oversight group. We may abstain from voting a proxy if we conclude that the effect on our clients' economic interests or the value of the portfolio holding is indeterminable or insignificant.

PROXY VOTING GUIDELINES

BOARD OF DIRECTORS

We believe good corporate governance evolves from an independent board.

We support the election of uncontested director nominees, but will withhold our vote for any nominee attending less than 75% of the board and committee meetings during the previous fiscal year. Contested elections will be considered on a case by case basis by the proxy oversight group, taking into account the nominee's qualifications. We will support management's ability to set the size of the board of directors and to fill vacancies without shareholder approval but will not support a board that has fewer than 3 directors or allows for the removal of a director without cause.

We will support declassification of a board and block efforts to adopt a classified board structure. This structure typically divides the board into classes with each class serving a staggered term.

In addition, we support proposals for board indemnification and limitation of director liability, as long as they are consistent with corporate law and shareholders' interests. We believe that this is necessary to attract qualified board members.

SELECTION OF AUDITORS

We believe an independent audit committee can best determine an auditor's qualifications.

We will vote for management proposals to ratify the board's selection of auditors, and for proposals to increase the independence of audit committees.

CAPITALIZATION

We will vote for a proposal to increase or decrease authorized common or preferred stock and the issuance of common stock, but will vote against a proposal to issue or convert preferred or multiple classes of stock if the board has unlimited rights to set the terms and conditions of the shares, or if the shares have voting rights inferior or superior to those of other shareholders.

In addition, we will support a management proposal to: create or restore preemptive rights; approve a stock repurchase program; approve a stock split or reverse stock split; and, approve the issuance or exercise of stock warrants

ACQUISITIONS, MERGERS AND CORPORATE RESTRUCTURING

Proposals to merge with or acquire another company will be voted on a case-by-case basis, as will proposals for recapitalization, restructuring, leveraged buyout, sale of assets, bankruptcy or liquidation. We will vote against a reincorporation proposal if it would reduce shareholder rights. We will vote against a management proposal to ratify or adopt a poison pill or to establish a supermajority voting provision to approve a merger or other business combination.

We would however support a management proposal to opt out of a state takeover statutory provision, to spin-off certain operations or divisions and to establish a fair price provision.

CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS

In general, we support proposals that foster good corporate governance procedures and that provide shareholders with voting power equal to their equity interest in the company.

To preserve shareholder rights, we will vote against a management proposal to restrict shareholders' right to: call a special meeting and to eliminate a shareholders' right to act by written consent. In addition, we will not support a management proposal to adopt a supermajority vote requirement to change certain by-law or charter provisions or a non-technical amendment to by-laws or a charter that reduces shareholder rights.

EQUITY-BASED COMPENSATION

Equity-based compensation is designed to attract, retain and motivate talented executives and independent directors, but should not be so significant as to materially dilute shareholders' interests.

We will vote against the adoption or amendment of a stock option plan if:

      -     the compensation committee is not fully independent

      -     plan dilution is more than 10% of outstanding common stock,

      - company allows or has allowed the re-pricing or replacement of underwater options in the past three fiscal years (or the exchange of underwater options) without shareholder approval.

      - the option is not premium priced or indexed, or does not vest based on future performance

With respect to the adoption or amendment of employee stock purchase plans or a stock award plan, we will vote against management if:

      - the plan allows stock to be purchased at less than 85% of fair market value;

      -     this plan dilutes outstanding common equity greater than 10%

      - all stock purchase plans, including the proposed plan, exceed 15% of outstanding common equity

      -     the potential dilution from all company plans is more than 85%

With respect to director stock incentive/option plans, we will vote against management if:

      - the minimum vesting period for options or time lapsing restricted stock is les than one year

      -     the potential dilution for all company plans is more than 85%

OTHER BUSINESS

For routine business matters which are the subject of many proxy related questions, we will vote with management proposals to:

      -     change the company name;

      -     approve other business;

      -     adjourn meetings;

      -     make technical amendments to the by-laws or charters;

      -     approve financial statements;

      -     approve an employment agreement or contract.

SHAREHOLDER PROPOSALS

Shareholders are permitted per SEC regulations to submit proposals for inclusion in a company's proxy statement. We will generally vote against shareholder proposals and in accordance with the recommendation of management except as follows where we will vote for proposals:

      -     calling for shareholder ratification of auditors;

      -     calling for auditors to attend annual meetings;

      -     seeking to increase board independence;

      -     requiring minimum stock ownership by directors;

      - seeking to create a nominating committee or to increase the independence of the nominating committee;

      -     seeking to increase the independence of the audit committee.

CORPORATE AND SOCIAL POLICY ISSUES

We believe that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors.

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally vote against business practice proposals and abstain on social policy issues, though we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

                           JOHN HANCOCK ADVISERS, LLC
                     SOVEREIGN ASSET MANAGEMENT CORPORATION
                             PROXY VOTING PROCEDURES

THE ROLE OF THE PROXY VOTING SERVICE

John Hancock Advisers, LLC ("JHA") and Sovereign Asset Management Corporation ("Sovereign") have hired a proxy voting service to assist with the voting of client proxies. The proxy service coordinates with client custodians to ensure that proxies are received for securities held in client accounts and acted on in a timely manner. The proxy service votes all proxies received in accordance with the proxy voting guidelines established and adopted by JHA and Sovereign. When it is unclear how to apply a particular proxy voting guideline or when a particular proposal is not covered by the guidelines, the proxy voting service will contact the proxy oversight group coordinator for a resolution.

THE ROLE OF THE PROXY OVERSIGHT GROUP AND COORDINATOR

The coordinator will interact directly with the proxy voting service to resolve any issues the proxy voting service brings to the attention of JHA or Sovereign. When a question arises regarding how a proxy should be voted the coordinator contacts the firm's investment professionals and the proxy oversight group for a resolution. In addition the coordinator ensures that the proxy voting service receives responses in a timely manner. Also, the coordinator is responsible for identifying whether, when a voting issue arises, there is a potential conflict of interest situation and then escalating the issue to the firm's Executive Committee. For securities out on loan as part of a securities lending program, if a decision is made to vote a proxy, the coordinator will manage the return/recall of the securities so the proxy can be voted.

THE ROLE OF MUTUAL FUND TRUSTEES

The boards of trustees of our mutual fund clients have reviewed and adopted the proxy voting guidelines of the funds' investment adviser, JHA. The trustees will periodically review the proxy voting guidelines and suggest changes they deem advisable.

CONFLICTS OF INTEREST

Conflicts of interest are resolved in the best interest of clients.

With respect to potential conflicts of interest, proxies will be voted in accordance with JHA's or Sovereign's predetermined policies. If application of the predetermined policy is unclear or does not address a particular proposal, a special internal review by the JHA Executive Committee or Sovereign Executive Committee will determine the vote. After voting, a report will be made to the client (in the case of an investment company, to the fund's board of trustees), if requested. An example of a conflict of interest created with respect to a proxy solicitation is when JHA or Sovereign must vote the proxies of companies that they provide investment advice to or are currently seeking to provide investment advice to, such as to pension plans.

                                   APPENDIX D

                               JOHN HANCOCK FUNDS

               DESCRIPTION OF PORTFOLIO HOLDINGS DISCLOSURE POLICY

      GENERAL. The Board of Trustees has adopted a policy that governs when and by whom portfolio holdings information may be provided to investors, service providers to the fund or market participants. It is the policy of the fund to provide nonpublic information regarding fund's portfolio holdings only in the limited circumstances permitted by the policy and only where there is a legitimate business purpose for providing the information. The policy applies to the officers of the fund, the adviser, any subadviser, John Hancock Funds, its affiliates and their employees. This is a summary of the fund's policy. The Board of Trustees has approved this policy and must approve any material changes. In doing so, the Board has concluded that the limited circumstances where disclosure of non-public information is permitted are in the best interests of the fund. Under no circumstances may any person receive compensation for providing non-public information regarding the fund's holdings to any person.

      The Board is responsible for overseeing the policy and has delegated to the Chief Compliance Officer ("CCO") the responsibility for monitoring the use of nonpublic information and the fund's and the Adviser's compliance with this policy. In connection with the Board's oversight of the policy, the CCO will provide periodic reports to the Board on the implementation of the policy, and the Board will review at least annually a list of the entities that have received nonpublic information, the frequency of such disclosures and the business purpose thereof. In addition, the Board must approve any modifications to the policy.

      The CCO is required to report any material issues that may arise under the policy or disclosure in violation of this policy to the Board of Trustees. If the fund or another party subject to this policy desire to provide portfolio information that has not already been made public to a Nonaffiliated Person (as defined below), the Board or the CCO determines if the interests of the fund and the services providers may be in conflict in determining whether to supply that such information. If the Board or the CCO determines that no conflict exists, the Board or the CCO may authorize release of the information. If the CCO determines that a conflict exists, the CCO refers the conflict to the Board of Trustees. When considering a potential conflict, the Board of Trustees shall only permit such disclosure of the nonpublic information if in their reasonable business judgment they conclude such disclosure will be in the best interest of shareholders.

      The following defined terms are used in the policy and this summary.

Nonpublic Information. Portfolio holdings are considered Nonpublic Information until such holdings are posted on a publicly available website which is disclosed in the fund prospectus or until filed with the SEC via Edgar on either Form N-CSR or Form N-Q.

"Affiliated Persons" are: (a) persons affiliated with the Funds, (b) the Funds' investment adviser or principal underwriter or any affiliate of either entity,
(c) the investment adviser's ultimate parent, Manulife Financial Corporation ("MFC") or any affiliate thereof, (d) in the case of a particular Fund portfolio, the subadviser to the portfolio, or any affiliate of the subadviser,
(e) the Funds' custodian and (f) the Funds' certified public accountants.

"Nonaffiliated Persons" is any person who is not an Affiliated Person.

PUBLIC DISCLOSURE. The Funds' portfolio holdings are disclosed in publicly available filings with the SEC (e.g. Form N-CSR or Form N-Q). The Funds also publish the following information on their website jhfunds.com:

(1) On the fifth business day after month-end, the following information for each fund will be posted on www.jhfunds.com: top ten holdings (% of each position); top ten sector analysis; total return/yield; top ten countries/SIC; average quality/maturity; beta/alpha/r2 (open-end funds only); top ten portfolio composition

(2) The following information regarding portfolio holdings will be posted on www.jhfunds.com each month on a one-month lag (i.e., information as of December 31 will be posted on February 1): security name; cusip; market value; shares/amount; coupon rate; maturity date

(3) With respect to Money Market Fund and U.S. Government Cash Reserve, the following information regarding portfolio holdings will be posted weekly on www.jhfunds.com: net assets; seven day yield; thirty day yield; % maturing in last seven days; portfolio breakdown by securities type; weighted average maturity

The information referenced in (1), (2), and (3) above will be available on the funds' website until a fund files its next Form N-CSR or Form N-Q with the Securities and Exchange Commission.

DISCLOSURE OF PORTFOLIO HOLDINGS TO NONAFFILIATED PERSONS

      Subject to monitoring and authorization by the CCO, persons subject to the policy may provide Nonpublic Information regarding portfolio holdings to Nonaffiliated Persons in the circumstances listed below. Each Nonaffiliated Person must agree to keep such information confidential and to prohibit its employees from trading on such information for personal or proprietary purposes. In addition, each Nonaffiliated Person must provide certification at least annually to the CCO stating that they have complied with the restrictions referenced above. The funds have ongoing relationships with any entities referenced below.

      RATING ORGANIZATIONS. Nonpublic Information regarding portfolio holdings will be provided to ratings organizations, such as Moodys, S&P, Morningstar and Lipper, for the purpose of reviewing the portfolio, the adviser or, if applicable, subadviser. Generally, this information is provided on a monthly basis, as soon as practical after the end of each month. The fund generally expects that it will continue to provide these rating organizations with such information. The Board believes that allowing rating organizations to have this information will provide the market with a rating for the fund and is in the best interests of shareholders.

      RISK MANAGEMENT, ATTRIBUTION, PORTFOLIO ANALYSIS TOOLS. Nonpublic Information regarding portfolio holdings may be provided to Factset, BondEdge, Investools, Salomon Yieldbook, Lehman Brothers Municipal Index Group, Wilshire, or other entities for the purpose of compiling reports and preparing data for use by the fund and its service providers. Generally, this information is provided on a daily or monthly basis, as soon as practical after the end of each day or month respectively. The fund generally expects that it will continue to provide these service providers with such information. The Board believes that having these analytical tools available to the fund and its service providers is in the best interests of shareholders.

      PROXY VOTING SERVICES. Nonpublic Information regarding portfolio holdings may be provided to IRRC, the fund's proxy voting service, for the purpose of voting proxies relating to portfolio holdings. The proxy voting service has regular access to the fund's portfolio holdings in order to determine if there are any securities held by the fund as to which there is upcoming shareholder action in which the fund is entitled to vote. The provision of this information is necessary in order to carry out the fund's proxy voting policy. The fund expects that it will continue to provide IRRC with such information.

      COMPUTER PRODUCTS AND SERVICES. NONPUBLIC Information regarding portfolio holdings may be provided to entities providing computer products and services to the Funds (for example, for the purpose of generating compliance reports or reports relating to proxy voting). These services may require regular, normally daily, access to the fund's portfolio holdings in order to provide the contracted services to the fund.

      INSTITUTIONAL TRADERS. Nonpublic Information regarding portfolio holdings may be provided to institutional traders to assist in research and trade execution. This information, which identifies current holdings without a time lag, is provided on an irregular basis and is normally only used to identify portfolio positions as to which the fund would welcome bids. The provision of this information is in the fund's best interest because it assists the fund in receiving the best possible price on the sale of portfolio holdings.

      COURTS AND REGULATORS. Nonpublic Information regarding portfolio holdings may be provided to any court or regulator with appropriate jurisdiction. The frequency and time lag depends upon the request. In providing this information, the fund is merely complying with its legal obligations.

      OTHER NONAFFILIATED PERSONS OR OTHER CIRCUMSTANCES. Nonpublic Information regarding portfolio holdings may be provided to other Nonaffiliated Persons or in other circumstances, if approved by the Board, the CCO or his or her designee. In determining whether to approve such disclosure, the Board or the CCO considers: (a) the purpose of providing such information, (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon and (c) whether such disclosure is in the best interest of the shareholders of the Fund. The time lag and frequency of the information being provided depends upon the nature of the request. The CCO only provides such information where the CCO has determined, in accordance with the authority delegated by the Board of Trustees, that the provision of the information is beneficial to the fund. The CCO is required to report to the Board of Trustees any provision of Non-Public information that falls in this category. The fund currently has an ongoing arrangement to provide to portfolio information to McMunn Associates, Inc., a financial printer, for the purpose of preparing fund shareholder reports and regulatory filings, typically within a week following the end of a reporting period.

DISCLOSURE OF PORTFOLIO HOLDINGS TO AFFILIATED PERSONS

      Certain affiliated persons of the fund or its service providers need access to Non-Public information regarding portfolio holdings in order to provide their services to the fund. For example, employees of the Adviser or a subadviser who provide portfolio management or administrative services to the funds need current access to portfolio holdings to perform those services. Accountants need access to portfolio holdings in performing audits. In addition, some persons who work for the affiliates of the adviser may need access to Non-Public information to perform their roles. For example, risk management personnel of the Adviser's parent, may need to know the portfolio holdings in order to evaluate whether the Adviser's internal controls are being properly implemented or designed. Generally, affiliated persons that have access to Non-Public Information are provided that information without time lag and with such frequency as is necessary to perform their duties, which frequently is daily. While the fund generally expects that it will continue to provide these service providers with such information, there are no ongoing arrangements to provide such data. The following is a list of the categories of affiliated persons who may be given access to portfolio holdings.

      - The Adviser or, if applicable, any subadviser (as identified under "Investment Advisory and Other Services" in this Statement of Additional Information) and their employees - provision of information on-going and daily.

      - The fund's custodian, the Bank of New York, (and its employees) which requires information in order to provide its assigned services to the fund - provision of information on-going and daily.

      - The fund's certified public accounting firm, as identified under "Independent Registered Public Accounting Firm" in this Statement of Additional Information, and its employees who provide audit or other services to the fund - provision of information on an annual basis, such information being provided immediately after the end of the fund's fiscal year, in connection with the accounting firm's audit of financial statements.

      - Manulife, its affiliates and any of their employees, to the extent such entities or persons are acting in a legal, accounting, compliance, internal control or supervisory capacity but only to the extent that such access is required to enable those employees to perform their assigned duties which do not conflict with the interests of the fund - provision of information is not on a scheduled basis, but rather on an as-needed basis to perform the functions referenced above.

      Each Affiliated Person must agree to keep such information confidential and to prohibit its employees from trading on such information for personal or proprietary purposes. In addition, each Affiliated Person must provide certification at least annually to the CCO stating that they have complied with the restrictions referenced above. As with any of the fund's policies, the CCO is charged with reviewing its implementation and evaluating periodically if it is reasonably designed to comply with the federal securities laws. The CCO will, in that process, consider whether the access outlined above to Affiliated Persons continues to be appropriate.

      The Board or the CCO may authorize the provision of any Nonpublic Information regarding portfolio holdings to other Affiliated Persons. If authorized by the CCO, the CCO must report such approval to the Board of Trustees.

FINANCIAL STATEMENTS

The financial statements listed below are included in the Fund's 2004 Annual Report to Shareholders for the year ended October 31, 2004; (filed electronically on December 30, 2004, accession number 0000928816-04-001486) and are included in and incorporated by reference into Part B of the Registration Statement for John Hancock Health Sciences Fund (file nos. 811-4932 and 33-10722).

John Hancock World Fund
  John Hancock Health Sciences Fund

Statement of Assets and Liabilities as of October 31, 2004
    Statement of Operations for year ended October 31, 2004
    Statement of Changes in Net Assets for the two years ended October 31, 2004 Financial Highlights.
    Notes to Financial Statements.
    Schedule of Investments as of October 31, 2004
    Report of Independent Auditors.

                        John Hancock Biotechnology Fund

                          Supplement to the Prospectus
                               Dated March 1, 2005


On March 8, 2005, the Trustees of John Hancock Biotechnology Fund (the "Fund") voted to recommend that the shareholders of the Fund approve a tax-free reorganization of the Fund, as described below.

Under the terms of the reorganization, subject to shareholder approval at a shareholder meeting scheduled to be held on June 8, 2005, the Fund would transfer all of its assets and liabilities to John Hancock Health Sciences Fund ("Health Sciences Fund") in a tax-free exchange for shares of equal value of Health Sciences Fund. Further information regarding the proposed reorganization will be contained in a proxy statement and prospectus which is scheduled to be mailed to the Fund's shareholders on or about April 18, 2005.

Effective at the close of business on April 6, 2005, the Fund will be closed to all new accounts.


March 9, 2005
2/05

JOHN HANCOCK

Biotechnology Fund

PROSPECTUS                                                              3.1.2005

[JOHN HANCOCK FUNDS LOGO]

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this fund or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

CONTENTS

BIOTECHNOLOGY FUND                                       4

YOUR ACCOUNT

CHOOSING A SHARE CLASS                                   6
HOW SALES CHARGES ARE CALCULATED                         6
SALES CHARGE REDUCTIONS AND WAIVERS                      7
OPENING AN ACCOUNT                                       8
BUYING SHARES                                            9
SELLING SHARES                                          10
TRANSACTION POLICIES                                    12
DIVIDENDS AND ACCOUNT POLICIES                          14
ADDITIONAL INVESTOR SERVICES                            15

FUND DETAILS

BUSINESS STRUCTURE                                      16
FINANCIAL HIGHLIGHTS                                    17

FOR MORE INFORMATION                            BACK COVER

BIOTECHNOLOGY FUND

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in securities of U.S. and foreign biotechnology companies. These companies are principally engaged in the research, development or manufacture of various biotechnological products, services and processes. Biotechnology companies typically employ genetic engineering to develop new drugs and products in areas such as health care, pharmaceuticals, medical surgery, biochemistry and agriculture.

Because the fund is non-diversified, it may invest more than 5% of assets in securities of individual companies.

The management team uses fundamental financial analysis to identify individual companies of any size that appear most attractive in terms of growth potential. The team generally assesses the senior management of companies through interviews and company visits.

The fund may invest in certain higher risk securities, including securities that are not publicly offered or traded, called restricted securities.

The fund may also use certain derivatives (investments whose value is based on indexes, securities or currencies).

In abnormal circumstances, the fund may temporarily invest more than 20% of its assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

CLASS A, TOTAL RETURNS

BEST QUARTER: Q2 '03, 33.79%
WORST QUARTER: Q2 '02,-33.13%

AFTER-TAX RETURNS

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INDEXES (reflect no fees or taxes)

STANDARD & POOR'S 500 INDEX, an unmanaged index that includes 500 widely traded stocks.

NASDAQ BIOTECHNOLOGY INDEX, an unmanaged index of the largest and most actively traded Nasdaq biotechnology stocks.

CLASS A CALENDAR YEAR TOTAL RETURNS (WITHOUT SALES CHARGES)

[BAR CHART]

2002           -47.91%
2003            50.19%
2004            10.55%

AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGE) FOR PERIODS ENDING
12-31-04

                                                             LIFE OF    LIFE OF    LIFE OF
                                               1 YEAR        CLASS A    CLASS B    CLASS C
Class A before tax (began 3-1-01)               5.07%         -4.83%        --         --
Class A after tax on distributions              5.07%         -4.84%        --         --
Class A after tax on distributions, with sale   3.30%         -4.07%        --         --
Class B before tax (began 3-1-01)               4.84%            --      -4.97%        --
Class C before tax (began 3-1-01)               8.84%            --         --      -4.21%
-----------------------------------------------------------------------------------------
Standard & Poor's 500 Index                    10.88%          1.02%      1.02%      1.02%
Nasdaq Biotechnology Index                      6.13%         -5.31%     -5.31%     -5.31%

[GRAPHIC]

MAIN RISKS

The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Because the fund focuses on a single industry, its performance depends in large part on the performance of that industry. As a result, the value of your investment may fluctuate more widely than it would in a fund that is diversified across sectors.

The biotechnology industry is subject to intensive government regulation, including strict regulatory approval requirements for new drugs and products. In addition, biotechnology companies could be hurt by intense competition, patent considerations and rapid technological change. Many biotechnology companies are smaller companies that may have limited product lines and financial and managerial resources, making them vulnerable to isolated business setbacks.

Stocks of biotechnology companies as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. In addition, if the manager's security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

- If the fund invests heavily in a single issuer, its performance could suffer significantly from adverse events affecting that issuer.

-   Certain derivatives could produce disproportionate losses.

- Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

- In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price; this risk could also affect small-capitalization stocks, especially those with low trading volumes.

Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in this fund.

[GRAPHIC]

YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

SHAREHOLDER TRANSACTION EXPENSES(1)                                   CLASS A    CLASS B      CLASS C
Maximum front-end sales charge (load) on purchases                     5.00%      none         none
as a % of purchase price
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less                    none(2)    5.00%        1.00%

ANNUAL OPERATING EXPENSES                                      CLASS A        CLASS B    CLASS C
Management fee                                                  0.90%          0.90%      0.90%
Distribution and service (12b-1) fees                           0.30%          1.00%      1.00%
Other expenses                                                  0.92%          0.92%      0.92%
Total fund operating expenses                                   2.12%          2.82%      2.82%
Contractual expense reimbursement (at least until 2-28-06)      0.52%          0.52%      0.52%
Net annual operating expenses                                   1.60%          2.30%      2.30%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSES                                 YEAR 1     YEAR 3     YEAR 5    YEAR 10
Class A                                  $  655     $1,083     $1,537     $2,790
Class B with redemption                  $  733     $1,125     $1,643     $2,943
Class B without redemption               $  233     $  825     $1,443     $2,943
Class C with redemption                  $  333     $  825     $1,443     $3,110
Class C without redemption               $  233     $  825     $1,443     $3,110

(1) A $4.00 fee will be charged for wire redemptions.

(2) Except for investments of $1 million or more; see "How sales charges are calculated."

PORTFOLIO MANAGER
LINDA I. MILLER, CFA

Vice president
Managed fund since it began in 2001
Joined John Hancock Advisers in 1995
Began business career in 1980

The fund's Statement of Additional Information includes additional details about the portfolio manager, including information about her compensation, accounts she manages other than the fund, and her ownership of fund securities, if any.

FUND CODES

CLASS A         Ticker                   JBTAX
                CUSIP                    410233845
                Newspaper                --
                SEC number               811-4932
                JH fund number           73

CLASS B         Ticker                   JBTBX
                CUSIP                    410233837
                Newspaper                --
                SEC number               811-4932
                JH fund number           173

CLASS C         Ticker                   JBTCX
                CUSIP                    410233829
                Newspaper                --
                SEC number               811-4932
                JH fund number           573

YOUR ACCOUNT

CHOOSING A SHARE CLASS

Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Your financial representative can help you decide which share class is best for you.

CLASS A

-   A front-end sales charge, as described at right.

-   Distribution and service (12b-1) fees of 0.30%.

CLASS B

-   No front-end sales charge; all your money goes to work for you right away.

-   Distribution and service (12b-1) fees of 1.00%.

-   A deferred sales charge, as described on following page.

- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

CLASS C

-   No front-end sales charge; all your money goes to work for you right away.

-   Distribution and service (12b-1) fees of 1.00%.

- A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

INVESTORS PURCHASING $1 MILLION OR MORE OF CLASS B OR CLASS C SHARES MAY WANT TO CONSIDER THE LOWER OPERATING EXPENSES OF CLASS A SHARES.

For actual past expenses of each share class, see the fund information earlier in this prospectuses.

Because 12b-1 fees are paid on an ongoing basis, they may cost shareholders more than other types of sales charges.

Other classes of shares of the fund, which have their own expense structure, may be offered in separate prospectuses.

Your broker-dealer receives a percentage of these sales charges and fees. In addition, John Hancock Funds may pay significant compensation out of its own resources to your broker-dealer. These payments are described in the Statement of Additional Information.

Your broker-dealer or agent may charge you a fee to effect transactions in fund shares.

HOW SALES CHARGES ARE CALCULATED

CLASS A Sales charges are as follows:

CLASS A SALES CHARGES

                            AS A % OF       AS A % OF YOUR
YOUR INVESTMENT          OFFERING PRICE*      INVESTMENT
Up to $49,999                   5.00%           5.26%
$50,000 - $99,999               4.50%           4.71%
$100,000 - $249,999             3.50%           3.63%
$250,000 - $499,000             2.50%           2.56%
$500,000 - $999,999             2.00%           2.04%
$1,000,000 and over         See below

*Offering price is the net asset value per share plus any initial sales charge.

You may qualify for a reduced Class A sales charge if you own or are purchasing Class A, Class B, Class C, Class I or Class R shares of John Hancock mutual funds. TO RECEIVE THE REDUCED SALES CHARGE, YOU MUST TELL YOUR BROKER OR FINANCIAL ADVISER AT THE TIME YOU PURCHASE A FUND'S CLASS A SHARES ABOUT ANY OTHER JOHN HANCOCK MUTUAL FUNDS HELD BY YOU, YOUR SPOUSE OR YOUR CHILDREN UNDER AGE THE AGE OF 21. This includes investments held in a retirement account, an employee benefit plan or at a broker or financial adviser other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. You may need to provide documentation for these accounts, such as an account statement. For more information about these reduced sales charges, you may visit the fund's Web site at www.jhfunds.com. You may also consult your broker or financial adviser or refer to the section entitled "Initial Sales Charge on Class A Shares" in the fund's Statement of Additional Information. You may request a Statement of Additional Information from your broker or financial adviser, access the fund's Web site at www.jhfunds.com or call Signature Services at 1-800-225-5291.

INVESTMENTS OF $1 MILLION OR MORE Class A shares are available with no front-end sales charge. There is a contingent deferred sales charge (CDSC) on any Class A shares upon which a commission or finder's fee was paid that are sold within one year of purchase, as follows:

CLASS A DEFERRED CHARGES ON $1 MILLION+ INVESTMENTS

                                    CDSC ON SHARES
YOUR INVESTMENT                       BEING SOLD
First $1M - $4,999,999                   1.00%
Next $1 - $5M above that                 0.50%
Next $1 or more above that               0.25%

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a

6 YOUR ACCOUNT
request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

CLASS B AND CLASS C Shares are offered at their net asset value per share, without any initial sales charge.

A CDSC may be charged if a commission has been paid and you sell Class B or Class C shares within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

CLASS B DEFERRED CHARGES

                                     CDSC ON FUND SHARES
YEARS AFTER PURCHASE                      BEING SOLD
1st year                                     5.00%
2nd year                                     4.00%
3rd or 4th year                              3.00%
5th year                                     2.00%
6th year                                     1.00%
After 6th year                               none

CLASS C DEFERRED CHARGES

YEARS AFTER PURCHASE                       CDSC
1st year                                   1.00%
After 1st year                             none

For purposes of these CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month.

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.

SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGES There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

- Accumulation Privilege -- lets you add the value of any class of shares of any John Hancock funds you already own to the amount of your next Class A investment for purposes of calculating the sales charge. However, Class A shares of money market funds will not qualify unless you have already paid a sales charge on those shares.

- Letter of Intention -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. You can use a Letter of Intention to qualify for reduced sales charges if you plan to invest at least $50,000 in a fund's Class A shares during the next 13 months. The calculation of this amount would include accumulations and combinations as well as your current holdings of all classes of John Hancock funds, which includes any reinvestment of dividends and capital gains distributions. However, Class A shares of money market funds will be excluded unless you have already paid a sales charge. When you sign this letter, the fund agrees to charge you the reduced sales charges listed above. Completing a Letter of Intention does not obligate you to purchase additional shares. However, if you do not buy enough shares to qualify for the lower sales charges by the earlier of the end of the 13-month period or when you sell your shares, your sales charges will be recalculated to reflect your actual purchase level. Also available for retirement plan investors is a 48-month Letter of Intention, described in the SAI.

- Combination Privilege -- lets you combine shares of all funds for purposes of calculating the Class A sales charge.

TO UTILIZE ANY REDUCTION YOU MUST: COMPLETE THE APPROPRIATE SECTION OF YOUR APPLICATION, OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR SIGNATURE SERVICES. CONSULT THE SAI FOR ADDITIONAL DETAILS (SEE THE BACK COVER OF THIS PROSPECTUS).

GROUP INVESTMENT PROGRAM A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments must total at least $250 per account opened) and individual investors may close their accounts at any time.

TO UTILIZE THIS PROGRAM YOU MUST: CONTACT YOUR FINANCIAL REPRESENTATIVE OR SIGNATURE SERVICES TO FIND OUT HOW TO QUALIFY. CONSULT THE SAI FOR ADDITIONAL DETAILS (SEE THE BACK COVER OF THIS PROSPECTUS).

                                                                  YOUR ACCOUNT 7

CDSC WAIVERS As long as Signature Services is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

-  to make payments through certain systematic withdrawal plans

- certain retirement plans participating in Merrill Lynch or PruSolutions(SM) programs

- redemptions pursuant to the fund's right to liquidate an account less than $1,000

- redemptions of Class A shares made after one year from the inception of a retirement plan at John Hancock

-  to make certain distributions from a retirement plan

-  because of shareholder death or disability

TO UTILIZE THIS WAIVER YOU MUST: CONTACT YOUR FINANCIAL REPRESENTATIVE OR SIGNATURE SERVICES. CONSULT THE SAI FOR ADDITIONAL DETAILS (SEE THE BACK COVER OF THIS PROSPECTUS).

REINSTATEMENT PRIVILEGE If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds in the same share class of any John Hancock fund within 120 days without a sales charge, as long as Signature Services is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

TO UTILIZE THIS PRIVILEGE YOU MUST: CONTACT YOUR FINANCIAL REPRESENTATIVE OR SIGNATURE SERVICES.

WAIVERS FOR CERTAIN INVESTORS Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:

- selling brokers and their employees and sales representatives (and their Immediate Family, as defined in the SAI)

- financial representatives utilizing fund shares in fee-based or wrap investment products under a signed fee-based or wrap agreement with John Hancock Funds

- fund trustees and other individuals who are affiliated with these or other John Hancock funds (and their Immediate Family, as defined in the SAI)

- individuals transferring assets from an employee benefit plan into a John Hancock fund

- participants in certain retirement plans with at least 100 eligible employees (one-year CDSC applies)

- participants in certain 529 plans that have a signed agreement with John Hancock Funds (one-year CDSC may apply)

- certain retirement plans participating in Merrill Lynch or PruSolutions(SM) programs

TO UTILIZE THIS WAIVER YOU MUST: CONTACT YOUR FINANCIAL REPRESENTATIVE OR SIGNATURE SERVICES. CONSULT THE SAI FOR ADDITIONAL DETAILS (SEE THE BACK COVER OF THIS PROSPECTUS).

OTHER WAIVERS Front-end sales charges and CDSCs are generally not imposed in connection with the following transactions:

- exchanges from one John Hancock fund to the same class of any other John Hancock fund (see "Transaction Policies" in this prospectus for additional details)

- dividend reinvestments (see "Dividends and Account Policies" in this prospectus for additional details)

OPENING AN ACCOUNT

1  Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:

   -  non-retirement account: $1,000

   -  retirement account: $500

   -  group investments: $250

   - Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 a month

   - there is no minimum initial investment for fee-based or wrap accounts of selling firms who have executed a fee based or wrap agreement with John Hancock Funds

3 All shareholders must complete the account application, carefully following the instructions. When opening a corporate account, you must submit: (1) a new account application; (2) a corporate business/organization resolution certified within the past 12 months or a John Hancock Funds business/organization certification form; and (3) articles of incorporation or a government-issued business license. When opening a trust account, you must submit: (1) a new account application and (2) a copy of the trust document certified within the past 12 months. You must notify your financial representative or Signature Services if this information changes. Signature Services reserves the right to require additional documentation prior to opening any account. For more details, please contact your financial representative or call Signature Services at 1-800-225-5291.

4 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the table on the next page. You and your financial representative can initiate any purchase, exchange or sale of shares.

8 YOUR ACCOUNT

BUYING SHARES

                                       OPENING AN ACCOUNT                                       ADDING TO AN ACCOUNT
BY CHECK
[GRAPHIC]            - Make out a check for the investment amount, payable to   - Make out a check for the investment amount,
                       "John Hancock Signature Services, Inc."                    payable to "John Hancock Signature Services,
                                                                                  Inc."
                     - Deliver the check and your completed application to
                       your financial representative, or mail them to           - Fill out the detachable investment slip from
                       Signature Services (address below).                        an account statement. If no slip is available,
                                                                                  include a note specifying the fund name, your
                                                                                  share class, your account number and the name(s)
                                                                                  in which the account is registered.

                                                                                - Deliver the check and your investment slip or
                                                                                  note to your financial representative, or mail
                                                                                  them to Signature Services (address below).

BY EXCHANGE
[GRAPHIC]            - Call your financial representative or Signature          - Log on to www.jhfunds.com to process exchanges
                       Services to request an exchange.                           between funds.

                                                                                - Call EASI-Line for automated service 24 hours a
                                                                                  day using your touch-tone phone at 1-800-338-8080.

                                                                                - Call your financial representative or Signature
                                                                                  Services to request an exchange.

BY WIRE
[GRAPHIC]            - Deliver your completed application to your financial     - Instruct your bank to wire the amount of your
                       representative, or mail it to Signature Services.          investment to:

                     - Obtain your account number by calling your financial         First Signature Bank & Trust
                       representative or Signature Services.                        Account # 900000260
                                                                                    Routing # 211475000
                     - Instruct your bank to wire the amount of your
                       investment to:                                           Specify the fund name, your share class, your
                                                                                account number and the name(s) in which the account
                         First Signature Bank & Trust                           is registered. Your bank may charge a fee to wire
                         Account # 900000260                                    funds.
                         Routing # 211475000

                     Specify the fund name, your choice of share class, the new account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

BY INTERNET
[GRAPHIC]            See "By exchange" and "By wire."                           - Verify that your bank or credit union is a
                                                                                  member of the Automated Clearing House (ACH)
                                                                                  system.

                                                                                - Complete the "Bank Information" section on your
                                                                                  account application.

                                                                                - Log on to www.jhfunds.com to initiate purchases
                                                                                  using your authorized bank account.

BY PHONE
[GRAPHIC]            See "By exchange" and "By wire."                           - Verify that your bank or credit union is a
                                                                                  member of the Automated Clearing House (ACH)
                                                                                  system.

                                                                                - Complete the "Bank Information" section on your
                                                                                  account application.

                                                                                - Call EASI-Line for automated service 24 hours a
                                                                                  day using your touch-tone phone at
                                                                                  1-800-338-8080.

                                                                                - Call your financial representative or call
                                                                                  Signature Services between 8 A.M. and 7 P.M.
                                                                                  Eastern Time on most business days.

To open or add to an account using the Monthly Automatic Accumulation Program, see "Additional investor services."

ADDRESS:

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

PHONE NUMBER: 1-800-225-5291

Or contact your financial representative for instructions and assistance.

                                                                  YOUR ACCOUNT 9

SELLING SHARES

                                                                                        TO SELL SOME OR ALL OF YOUR SHARES
BY LETTER
[GRAPHIC]            - Accounts of any type.                                    - Write a letter of instruction or complete a
                                                                                  stock power indicating the fund name, your share
                     - Sales of any amount.                                       class, your account number, the name(s) in which
                                                                                  the account is registered and the dollar value
                                                                                  or number of shares you wish to sell.

                                                                                - Include all signatures and any additional
                                                                                  documents that may be required (see next page).

                                                                                - Mail the materials to Signature Services.

                                                                                - A check will be mailed to the name(s) and
                                                                                  address in which the account is registered, or
                                                                                  otherwise according to your letter of
                                                                                  instruction.

BY INTERNET
[GRAPHIC]            - Most accounts.                                           - Log on to www.jhfunds.com to initiate
                                                                                  redemptions from your funds.
                     - Sales of up to $100,000.

BY PHONE
[GRAPHIC]            - Most accounts.                                           - Call EASI-Line for automated service 24 hours a
                                                                                  day using your touch-tone phone at
                     - Sales of up to $100,000.                                   1-800-338-8080.

                                                                                - Call your financial representative or call
                                                                                  Signature Services between 8 a.m. and 7 p.m.
                                                                                  Eastern Time on most business days.

BY WIRE OR ELECTRONIC FUNDS TRANSFER (EFT)
[GRAPHIC]            - Requests by letter to sell any amount.                   - To verify that the Internet or telephone
                                                                                  redemption privilege is in place on an account,
                     - Requests by Internet or phone to sell up to $100,000.      or to request the form to add it to an existing
                                                                                  account, call Signature Services.

                                                                                - Amounts of $1,000 or more will be wired on the
                                                                                  next business day. A $4 fee will be deducted
                                                                                  from your account.

                                                                                - Amounts of less than $1,000 may be sent by EFT
                                                                                  or by check. Funds from EFT transactions are
                                                                                  generally available by the second business day.
                                                                                  Your bank may charge a fee for this service.

BY EXCHANGE
[GRAPHIC]            - Accounts of any type.                                    - Obtain a current prospectus for the fund into
                                                                                  which you are exchanging by Internet or by
                     - Sales of any amount.                                       calling your financial representative or
                                                                                  Signature Services.

                                                                                - Log on to www.jhfunds.com to process exchanges
                                                                                  between your funds.

                                                                                - Call EASI-Line for automated service 24 hours a
                                                                                  day using your touch-tone phone at
                                                                                  1-800-338-8080.

                                                                                - Call your financial representative or Signature
                                                                                  Services to request an exchange.

To sell shares through a systematic withdrawal plan, see "Additional investor services."

10 YOUR ACCOUNT

SELLING SHARES IN WRITING In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

-  your address of record has changed within the past 30 days

-  you are selling more than $100,000 worth of shares

- you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

SELLER                                                    REQUIREMENTS FOR WRITTEN REQUESTS      [GRAPHIC]
Owners of individual, joint or UGMA/UTMA accounts       - Letter of instruction.
(custodial accounts for minors).
                                                        - On the letter, the signatures and titles of all
                                                          persons authorized to sign for the account,
                                                          exactly as the account is registered.

                                                        - Signature guarantee if applicable (see above).

Owners of corporate, sole proprietorship, general       - Letter of instruction.
partner or association accounts.
                                                        - Corporate business/organization resolution,
                                                          certified within the past 12 months, or a John
                                                          Hancock Funds business/organization
                                                          certification form.

                                                        - On the letter and the resolution, the signature
                                                          of the person(s) authorized to sign for the
                                                          account.

                                                        - Signature guarantee if applicable (see above).

Owners or trustees of trust accounts.                   - Letter of instruction.

                                                        - On the letter, the signature(s) of the trustee(s).

                                                        - Copy of the trust document certified within the
                                                          past 12 months or a John Hancock Funds trust
                                                          certification form.

                                                        - Signature guarantee if applicable (see above).

Joint tenancy shareholders with rights of               - Letter of instruction signed by surviving tenant.
survivorship whose co-tenants are deceased.
                                                        - Copy of death certificate.

                                                        - Signature guarantee if applicable (see above).

Executors of shareholder estates.                       - Letter of instruction signed by executor.

                                                        - Copy of order appointing executor, certified
                                                          within the past 12 months.

                                                        - Signature guarantee if applicable (see above).

Administrators, conservators, guardians and other       - Call 1-800-225-5291 for instructions.
sellers or account types not listed above.

ADDRESS:

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

PHONE NUMBER: 1-800-225-5291

Or contact your financial representative for instructions and assistance.

                                                                 YOUR ACCOUNT 11

SELLING SHARES IN WRITING In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

-  your address of record has changed within the past 30 days

-  you are selling more than $100,000 worth of shares

- you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

SELLER                                                    REQUIREMENTS FOR WRITTEN REQUESTS      [GRAPHIC]
Owners of individual, joint or UGMA/UTMA accounts       - Letter of instruction.
(custodial accounts for minors).
                                                        - On the letter, the signatures and titles of all
                                                          persons authorized to sign for the account,
                                                          exactly as the account is registered.

                                                        - Signature guarantee if applicable (see above).

Owners of corporate, sole proprietorship, general       - Letter of instruction.
partner or association accounts.
                                                        - Corporate business/organization resolution,
                                                          certified within the past 12 months, or a John
                                                          Hancock Funds business/organization
                                                          certification form.

                                                        - On the letter and the resolution, the signature
                                                          of the person(s) authorized to sign for the
                                                          account.

                                                        - Signature guarantee if applicable (see above).

Owners or trustees of trust accounts.                   - Letter of instruction.

                                                        - On the letter, the signature(s) of the trustee(s).

                                                        - Copy of the trust document certified within the
                                                          past 12 months or a John Hancock Funds trust
                                                          certification form.

                                                        - Signature guarantee if applicable (see above).

Joint tenancy shareholders with rights of               - Letter of instruction signed by surviving tenant.
survivorship whose co-tenants are deceased.
                                                        - Copy of death certificate.

                                                        - Signature guarantee if applicable (see above).

Executors of shareholder estates.                       - Letter of instruction signed by executor.

                                                        - Copy of order appointing executor, certified
                                                          within the past 12 months.

                                                        - Signature guarantee if applicable (see above).

Administrators, conservators, guardians and other       - Call 1-800-225-5291 for instructions.
sellers or account types not listed above.

ADDRESS:

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

PHONE NUMBER: 1-800-225-5291

Or contact your financial representative for instructions and assistance.

                                                                 YOUR ACCOUNT 11

TRANSACTION POLICIES

VALUATION OF SHARES The net asset value (NAV) per share for the fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern time). The fund generally values its portfolio of equity securities and other investments using closing market prices or readily available market quotations. When closing market prices or market quotations are not readily available or are considered by the Adviser to be unreliable, a fund may use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the Board of Trustees. All methods of determining the value of a security used by a fund, including those discussed below, on a basis other than market value, are forms of fair value. The use of fair value pricing by a fund may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. The Adviser may determine that the closing market price no longer accurately reflects the value of a security for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by a fund, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the fund determines its net asset value. In those circumstances when the fund believes the price of the security may be affected, the fund uses the fair value of the security. In certain circumstances a fund may use a pricing service for this purpose. Foreign stocks or other portfolio securities held by a fund may trade on U.S. holidays and weekends, even though the fund's shares will not be priced on those days. This may change the fund's NAV on days when you cannot buy or sell fund shares. For market prices and quotations, as well as for some fair value methods, the fund relies upon securities prices provided by pricing services. Certain types of securities, including some fixed-income securities, are regularly priced using fair value rather than market prices. The fund uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The fund values debt securities with remaining maturities of 60 days or less at amortized cost. For more information on the valuation of shares, please see the statement of additional information.

BUY AND SELL PRICES When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

EXECUTION OF REQUESTS The fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line, accessing www.jhfunds.com or sending your request in writing.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

TELEPHONE TRANSACTIONS For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

EXCHANGES You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical.

Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders. For further details, see "Additional Services and Programs" in the SAI (see the back cover of this prospectus).

EXCESSIVE TRADING The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of a fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS Purchases and exchanges should be made primarily for investment purposes. The fund reserves the right to restrict, reject or cancel, consistent with applicable law, for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, the fund may in its discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to the specific "Limitations on exchange activity" described below if the fund or its agents determine that accepting the order could interfere with the efficient management of the fund's portfolio or otherwise not be in the fund's best interest in light of unusual trading activity related to your account. In the event that the fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the fund's

12 YOUR ACCOUNT
judgment, such delay would be in the fund's best interest, in which case both the redemption and purchase side of the exchange will receive the fund's net asset values at the conclusion of the delay period. The fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

EXCHANGE LIMITATION POLICIES The fund's Board of Trustees has adopted the following policies and procedures by which the fund, subject to the limitations described below, take steps reasonably designed to curtail excessive trading practices.

LIMITATIONS ON EXCHANGE ACTIVITY The fund, through its agents, undertakes to use its best efforts to exercise the fund's right to restrict, reject or cancel purchase and exchange orders, as described above, if an account holder, who purchases or exchanges into a fund account in an amount of $5,000 or more, exchanges $1,000 or more out of that fund account within 30 calendar days on three occasions during any 12-month period. Nothing in this paragraph limits the right of the fund to refuse any purchase or exchange order, as discussed above under "Right to reject or restrict purchase and exchange orders".

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example: these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the fund's ability to monitor exchange activity, as discussed under "Limitations on the ability to detect and curtail excessive trading practices" below. Depending upon the composition of the fund's shareholder accounts and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of a fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

LIMITATION ON THE ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection, and, despite the efforts of the fund to prevent its excessive trading, there is no guarantee that the fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the fund and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the record of the fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate their clients' transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund.

EXCESSIVE TRADING RISK To the extent that the fund or its agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund's operating costs and decrease the fund's investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in the fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

- The fund may invest a significant portion of its assets in small or mid-capitalization stocks or securities in particular industries, that may trade infrequently or are fair valued as discussed under "Valuation of shares." These types of securities entail a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

- The fund may invest a material portion of its assets in securities of non-U.S. issuers and may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

Any frequent trading strategies may interfere with efficient management of a fund's portfolio. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or

                                                                 YOUR ACCOUNT 13
large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

ACCOUNT INFORMATION John Hancock Funds is required by law to obtain information for verifying an account holder's identity. For example, an individual will be required to supply name, address, date of birth and social security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, John Hancock Funds may close your account, redeem your shares at the NAV minus any applicable sales charges and take other steps that it deems reasonable.

CERTIFICATED SHARES The fund does not issue share certificates. Shares are electronically recorded.

SALES IN ADVANCE OF PURCHASE PAYMENTS When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

DIVIDENDS AND ACCOUNT POLICIES

ACCOUNT STATEMENTS In general, you will receive account statements as follows:

- after every transaction (except a dividend reinvestment, automatic investment or systematic withdrawal) that affects your account balance

-     after any changes of name or address of the registered owner(s)

-     in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

DIVIDENDS The fund generally distributes most or all of its net earnings annually in the form of dividends. The fund declares and pays any income dividends annually. Capital gains, if any, are typically distributed annually.

DIVIDEND REINVESTMENTS Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends and capital gains in the amount of more than $10 mailed to you. However, if the check is not deliverable or the combined dividend and capital gains amount is $10 or less, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.

TAXABILITY OF DIVIDENDS Dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the fund's income and short-term capital gains are taxable as ordinary income. Dividends from the fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

TAXABILITY OF TRANSACTIONS Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

SMALL ACCOUNTS (NON-RETIREMENT ONLY) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, your fund may charge you $20 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason. Your account will not be closed or charged this fee if its drop in value is due to fund performance or the effects of sales charges. If your account balance is $100 or less and no action is taken, the account will be liquidated.

14 YOUR ACCOUNT

ADDITIONAL INVESTOR SERVICES

MONTHLY AUTOMATIC ACCUMULATION PROGRAM (MAAP)

MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

-     Complete the appropriate parts of your account application.

- If you are using MAAP to open an account, make out a check ($25 minimum) for your first investment amount payable to "John Hancock Signature Services, Inc." Deliver your check and application to your financial representative or Signature Services.

SYSTEMATIC WITHDRAWAL PLAN This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

-     Make sure you have at least $5,000 worth of shares in your account.

- Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

- Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

- Determine the schedule: monthly, quarterly, semiannually, annually or in certain selected months.

- Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

RETIREMENT PLANS John Hancock Funds offers a range of retirement plans, including traditional and Roth IRAs, Coverdell ESAs, SIMPLE plans and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $500 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.

FUND SECURITIES The fund's portfolio securities disclosure policy can be found in the Statement of Additional Information and on the fund's Web site, www.jhfunds.com. The fund's Web site also lists fund holdings. Portfolio holding information is posted on the fund's Web site each month on a one month lag and is available on the fund's Web site until a fund files its next form N-CSR or Form N-Q with the Securities and Exchange Commission ("SEC"). Portfolio holding information as filed with the SEC on Forms N-CSR and N-Q is also made available on the fund's Web site.

                                                                 YOUR ACCOUNT 15

FUND DETAILS

BUSINESS STRUCTURE

The diagram below shows the basic business structure used by the fund. The fund's Board of Trustees oversees the fund's business activities and retains the services of the various firms that carry out the fund's operations.

The trustees have the power to change the fund's investment goal without shareholder approval.

The trustees of the fund have the power to change the fund's policy of investing at least 80% of assets in biotechnology companies without shareholder approval. The fund will provide written notice to shareholders at least 60 days prior to a change in this 80% investment policy.

THE MANAGEMENT FIRM The fund is managed by John Hancock Advisers, LLC. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. (a subsidiary of Manulife Financial Corporation) and managed approximately $30 billion in assets as of December 31, 2004.

MANAGEMENT FEE During the fund's last fiscal year, the fund paid the investment adviser management fee at a rate of 0.38% of the fund's average daily net assets, after expense reimbursement.

                                  [FLOW CHART]

                                  SHAREHOLDERS

                          FINANCIAL SERVICES FIRMS AND
                             THEIR REPRESENTATIVES

DISTRIBUTION AND              Advise current and prospective
SHAREHOLDER SERVICES          shareholders on their fund
                            investments, often in the context
                              of an overall financial plan.

     PRINCIPAL DISTRIBUTOR                        TRANSFER AGENT

    John Hancock Funds, LLC               John Hancock Signature Services, Inc.

  Markets the fund and distributes       Handles shareholder services, including
  shares through selling brokers,            record-keeping and statements,
  financial planners and other               distribution of dividends and
   financial representatives.            processing of buy and sell requests.

                                      ASSET
                                   MANAGEMENT

      INVESTMENT ADVISER                             CUSTODIAN

   John Hancock Advisers, LLC                     The Bank of New York
      101 Huntington Avenue                         One Wall Street
      Boston, MA 02199-7603                    New York, New York 10286

 Manages the fund's business and                 Holds the fund's assets,
     investment activities.                  settles all portfolio trades
                                                and collects most of the
                                             valuation data required for
                                              calculating the fund's NAV.

                                    TRUSTEES

                         Oversee the fund's activities.

16 FUND DETAILS

FINANCIAL HIGHLIGHTS

These tables detail the performance of the fund's share classes, including total return information showing how much an investment in the fund has increased or decreased each year.

BIOTECHNOLOGY FUND

Figures audited by PricewaterhouseCoopers LLP.

CLASS A SHARES PERIOD ENDED:                              10-31-01(1)  10-31-02  10-31-03   10-31-04
PER SHARE OPERATING PERFORMANCE

NET ASSET VALUE, BEGINNING OF PERIOD                      $ 10.00      $  9.49   $  5.55    $  7.39
Net investment loss(2)                                      (0.07)       (0.09)    (0.08)     (0.12)
Net realized and unrealized gain (loss) on investments      (0.44)       (3.84)     1.92       0.59
TOTAL FROM INVESTMENT OPERATIONS                            (0.51)       (3.93)     1.84       0.47
LESS DISTRIBUTIONS
From net investment income                                     --        (0.01)       --         --
NET ASSET VALUE, END OF PERIOD                            $  9.49      $  5.55   $  7.39    $  7.86
TOTAL RETURN(3,4)(%)                                        (5.10)(5)   (41.46)    33.15       6.36

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in millions)                   $     6      $     5   $     8    $     8
Ratio of expenses to average net assets (%)                  1.60(6)      1.60      1.60       1.60
Ratio of adjusted expenses to average net assets(7 )(%)      4.34(6)      2.59      2.65       2.12
Ratio of net investment loss to average net assets (%)      (1.15)(6)    (1.29)    (1.35)     (1.46)
Portfolio turnover (%)                                         63           97       130         80

CLASS B SHARES PERIOD ENDED:                              10-31-01(1)  10-31-02  10-31-03   10-31-04
PER SHARE OPERATING PERFORMANCE

NET ASSET VALUE, BEGINNING OF PERIOD                      $ 10.00      $  9.44   $  5.49    $  7.26
Net investment loss(2)                                      (0.13)       (0.14)    (0.13)     (0.17)
Net realized and unrealized gain (loss) on investments      (0.43)       (3.81)     1.90       0.58
TOTAL FROM INVESTMENT OPERATIONS                            (0.56)       (3.95)     1.77       0.41
NET ASSET VALUE, END OF PERIOD                            $  9.44      $  5.49   $  7.26    $  7.67
TOTAL RETURN(3,4)(%)                                        (5.60)(5)   (41.84)    32.24       5.65

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in millions)                   $     4      $     4   $     8    $     9
Ratio of expenses to average net assets (%)                  2.30(6)      2.30      2.30       2.30
Ratio of adjusted expenses to average net assets(7 )(%)      5.05(6)      3.29      3.35       2.82
Ratio of net investment loss to average net assets (%)      (2.01)(6)    (1.99)    (2.05)     (2.16)
Portfolio turnover (%)                                         63           97       130         80

17 FUND DETAILS

CLASS C SHARES PERIOD ENDED:                              10-31-01(1)  10-31-02  10-31-03   10-31-04
PER SHARE OPERATING PERFORMANCE

NET ASSET VALUE, BEGINNING OF PERIOD                      $ 10.00      $  9.44   $  5.49    $  7.26
Net investment loss(2)                                      (0.13)       (0.14)    (0.13)     (0.17)
Net realized and unrealized gain (loss) on investments      (0.43)       (3.81)     1.90       0.58
TOTAL FROM INVESTMENT OPERATIONS                            (0.56)       (3.95)     1.77       0.41
NET ASSET VALUE, END OF PERIOD                            $  9.44      $  5.49   $  7.26    $  7.67
TOTAL RETURN(3,4)(%)                                        (5.60)(5)   (41.84)    32.24       5.65

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in millions)                   $     2      $     2   $     2    $     4
Ratio of expenses to average net assets (%)                  2.30(6)      2.30      2.30       2.30
Ratio of adjusted expenses to average net assets(7 )(%)      5.05(6)      3.29      3.35       2.82
Ratio of net investment loss to average net assets (%)      (2.07)(6)    (1.99)    (2.05)     (2.16)
Portfolio turnover (%)                                         63           97       130         80

(1)   Class A, Class B and Class C shares began operations on 3-1-01.

(2)   Based on the average of the shares outstanding.

(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(4) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(5)   Not annualized.

(6)   Annualized.

(7) Does not take into consideration expense reductions during the periods shown.

THE FOLLOWING RETURNS ARE NOT AUDITED AND ARE NOT PART OF THE AUDITED FINANCIAL HIGHLIGHTS PRESENTED ABOVE:

Without the expense reductions, returns for Class A for the period or year ended October 31, 2001, 2002, 2003 and 2004 would have been (6.94%), (42.45%), 32.10%
and 5.84%, for Class B (7.45%), (42.83%), 31.19%, 8.08% and 5.13% and for Class
C (7.45%), (42.83%), 31.19% and 5.13%, respectively.

18 FUND NAME                                                     FUND DETAILS 18

For more information

Two documents are available that offer further information on the John Hancock Biotechnology Fund:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on all aspects of the fund. The fund's SAI includes a summary of the fund's policy regarding disclosure of its portfolio holdings. The current annual report is included in the SAI. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

TO REQUEST A FREE COPY OF THE CURRENT ANNUAL/SEMIANNUAL REPORT OR THE SAI, PLEASE CONTACT JOHN HANCOCK:

By mail: John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

By phone: 1-800-225-5291

By EASI-Line: 1-800-338-8080

By TDD: 1-800-554-6713

On the Internet: www.jhfunds.com

OR YOU MAY VIEW OR OBTAIN THESE DOCUMENTS FROM THE SEC:

By mail: Public Reference Section Securities and Exchange
Commission Washington, DC 20549-0102 (duplicating fee required)

In person: at the SEC's Public Reference Room in Washington, DC. Foraccess to the Reference Roomcall 1-202-942-8090

By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov

(C)2005 JOHN HANCOCK FUNDS, LLC 730PN 3/05

[JOHN HANCOCK LOGO]                                                  PRSRT STD
                                                                   U.S. POSTAGE
JOHN HANCOCK FUNDS, LLC                                               P A I D
MEMBER NASD                                                         BOSTON, MA
101Huntington Avenue                                               PERMIT NO. 11
Boston, MA 02199-7603

www.jhfunds.com

                         JOHN HANCOCK BIOTECHNOLOGY FUND

                       CLASS A, CLASS B AND CLASS C SHARES
                       STATEMENT OF ADDITIONAL INFORMATION

                                  MARCH 1, 2005

This Statement of Additional Information provides information about John Hancock Biotechnology Fund (the "Fund") in addition to the information that is contained in the Fund's current Prospectus (the "Prospectus"). The Fund is a non-diversified series of John Hancock World Fund (the "Trust").

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus. This Statement of Additional Information incorporates by reference the Fund's Annual Report. A copy of the Prospectus or Annual Report can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000
                                 1-800-225-5291

                                TABLE OF CONTENTS

                                                                              PAGE
Organization of the Fund...................................................     2
Investment Objective and Policies..........................................     2
Investment Restrictions....................................................    14
Those Responsible for Management...........................................    16
Additional Investment Advisory and Other Services..........................    29
Information About the Fund's Portfolio Manager.............................    33
Distribution Contracts.....................................................    29
Sales Compensation.........................................................    35
Net Asset Value............................................................    37
Initial Sales Charge on Class A Shares.....................................    39
Deferred Sales Charge on Class B and Class C Shares........................    42
Special Redemptions........................................................    46
Additional Services and Programs...........................................    46
Purchase and Redemptions through Third Parties.............................    47
Description of the Fund's Shares...........................................    48
Tax Status.................................................................    49
Calculation of Performance.................................................    54
Brokerage Allocation.......................................................    56
Transfer Agent Services....................................................    59
Custody of Portfolio.......................................................    60
Independent Registered Public Accounting Firm .............................    60
Appendix A- Description of Investment Risk.................................   A-1
Appendix B-Description of Bond Ratings.....................................   B-1
Appendix C-Summary of Proxy Voting  .......................................   C-1
Appendix D-Description of Portfolio Holdings Disclosure Policy.............   D-1
Financial Statements.......................................................   F-1

ORGANIZATION OF THE FUND

The Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust in August, 1986 under the laws of The Commonwealth of Massachusetts.

John Hancock Advisers, LLC (prior to February 1, 2002, John Hancock Advisers, Inc.) (the "Adviser") is the Fund's investment adviser. The Adviser is a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation ("Manulife Financial"). Founded in 1862, John Hancock Financial Services and its subsidiaries today offer a broad range of financial products and services, including whole, term, variable, and universal life insurance, as well as college savings products, mutual funds, fixed and variable annuities, long-term care insurance and various forms of business insurance.

Manulife Financial is a leading Canadian-based financial services group serving millions of customers in 19 countries and territories worldwide. Operating as Manulife Financial in Canada and most of Asia, and primarily through John Hancock in the United States, the Company offers clients a diverse range of financial protection products and wealth management services through its extensive network of employees, agents and distribution partners. Funds under management by Manulife Financial and its subsidiaries were Cdn$348 billion (US$289 billion) as at December 31, 2004.

Manulife Financial Corporation trades as 'MFC' on the TSX, NYSE and PSE, and under '0945' on the SEHK. Manulife Financial can be found on the Internet at www.manulife.com.

INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus. Appendix A contains further information describing investment risks. The investment objective is non-fundamental and may be changed by the Trustees without shareholder approval. There is no assurance that the Fund will achieve its investment objective.

The Fund's investment objective is to seek long-term capital appreciation. To pursue this goal, the Fund normally invests at least 80% of its Assets in securities of U.S. and foreign biotechnology companies. These are companies that are principally engaged in the research, development and manufacture of various biotechnological products, services and processes. These may include companies involved with applications and developments in areas such as human health care, pharmaceuticals, medical/surgical, biochemistry, and agriculture. They may also include companies that manufacture biotechnological and biomedical products, including devices and instruments; companies that provide biotechnological services or processes; and companies involved in areas such as genomics, genetic engineering, and gene therapy. The Fund may also invest in companies that distribute biotechnological and biomedical products and companies that benefit significantly from scientific and technological advances in biotechnology. Because the Fund is non-diversified, it may invest more than 5% of its total assets in the securities of individual companies. (See "Non-Diversification" below.)

The Fund may invest in certain higher-risk securities that are not publicly offered or traded, called restricted securities. The Fund may also invest in preferred stocks and other types of equities and may make limited use of certain derivatives (investments whose value is based on indices, securities or currencies).

In abnormal circumstances, such as situations where the Fund experiences large cash inflows or anticipates unusually large redemptions, and in adverse market, economic, political, or other conditions, the Fund may temporarily invest more than 20% of its Assets in investment-grade short-term securities, cash, and cash equivalents.

With respect to the Fund's policy of investing at least 80% of its Assets in biotechnology companies, "Assets" means net assets, plus the amount of any borrowings for investment purposes. Also, with respect to this 80% investment policy, the Fund will notify shareholders at least 60 days prior to any change in this policy.

The Adviser considers an issuer to be principally engaged in a business activity if: (i) in its most recent fiscal year, the issuer derived at least 50% of its revenues or earnings from the business activity, or devoted at least 50% of its assets to such activity, or (ii) a third party has given the issuer an industry or sector classification consistent with the designated business activity.

Risks of Biotechnology Companies: Since the Fund's investments will be concentrated in the biotechnology sector, it will be subject to risks in addition to those that apply to the general equity and debt markets. Events may occur which significantly affect the sector as a whole or a particular segment in which the Fund invests. Accordingly, the Fund may be subject to greater market volatility than a fund that does not concentrate in a particular economic sector or industry. Thus, it is recommended that an investment in the Fund be only a portion of your overall investment portfolio.

In addition, most biotechnology companies are subject to extensive governmental regulation, which limits their activities and may affect ability to earn a profit from a given line of business. The biotechnology industry will be affected by regulatory approval for new drugs and medical products. Biotechnology companies may also be significantly affected by factors such as intense competition, product liability, patent considerations, rapid technological change and obsolescence.

Smaller Capitalization Companies. Many biotechnology companies are smaller companies. Smaller capitalization companies may have limited product lines, market and financial resources, or they may be dependent on smaller or less experienced management groups. In addition, trading volume for these securities may be limited. Historically, the market price for these securities has been more volatile than for securities of companies with greater capitalization. However, securities of companies with smaller capitalization may offer greater potential for capital appreciation since they may be overlooked and thus undervalued by investors.

Non-Diversification: The Fund has elected "non-diversified" status under the Investment Company Act of 1940 and may invest more than 5% of total assets in securities of a single company. However, the Fund intends to comply with the diversification standards applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. In order to meet these standards, among other requirements, at the close of each quarter of its taxable year (a) at least 50% of the value of the Fund's total assets must be represented by one or more of the following: (i) cash and cash items, including receivables; (ii) U.S. Government securities; (iii) securities of other regulated investment companies; and (iv) securities (other than those in items
(ii) and (iii) above) of any one or more issuers as to which the Fund's investment in an issuer does not exceed 5% of the value of the Fund's total assets (valued at time of purchase); and (b) not more than 25% of its total assets (valued at time of purchase) may be invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

The Fund's ability to invest heavily in securities of individual issuers increase the volatility of the Fund's investment performance. Changes in the market value of a single issuer could cause greater fluctuations in share price than would occur in a more diversified fund.

Preferred stocks. The Fund may invest in preferred stocks. Preferred stock generally has a preference to dividends and, upon liquidation, over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible securities. The Fund may invest in convertible securities which may include corporate notes or preferred stock. Investments in convertible securities are not subject to the rating criteria with respect to non-convertible debt obligations. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. The market value of convertible securities can also be heavily dependent upon the changing value of the equity securities into which such securities are convertible, depending on whether the market price of the underlying security exceeds the conversion price. Convertible securities generally rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends upon the degree to which the convertible security sells above its value as a fixed-income security.

Government Securities. The Fund may invest in government securities. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("GNMA"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("FHLMC"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("FNMA"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

Debt securities. The Fund may invest in debt obligations. Debt securities of corporate and governmental issuers in which the Fund may invest are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk).

Lower Rated High Yield Debt Obligations. The Fund may invest up to 5% of assets in high yielding, fixed income securities rated below investment grade (e.g., rated below Baa by Moody's Investors Service, Inc. ("Moody's") or below BBB by Standard & Poor's Ratings Group ("S&P").

Ratings are based largely on the historical financial condition of the issuer. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. See Appendix B to this Statement of Additional Information which describes the characteristics of corporate bonds in the various ratings categories. The Fund may invest in comparable quality unrated securities which, in the opinion of the Adviser or Subadviser, offer comparable yields and risks to those securities which are rated.

Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. The high yield fixed income market is relatively new and its growth occurred during a period of economic expansion. The market has not yet been fully tested by an economic recession.

The market price and liquidity of lower rated fixed income securities generally respond to short term corporate and market developments to a greater extent than do the price and liquidity of higher rated securities because such developments are perceived to have a more direct relationship to the ability of an issuer of such lower rated securities to meet its ongoing debt obligations.

Reduced volume and liquidity in the high yield bond market or the reduced availability of market quotations will make it more difficult to dispose of the bonds and to value accurately the Fund's assets. The reduced availability of reliable, objective data may increase the Fund's reliance on management's judgment in valuing high yield bonds. In addition, the Fund's investments in high yield securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors. A Fund's investments, and consequently its net asset value, will be subject to the market fluctuations and risks inherent in all securities.

Short-Term Bank and Corporate Obligations. The Fund may invest in depository-type obligations of banks and savings and loan associations and other high quality money market instruments consisting of short-term obligations of the U.S. Government or its agencies and commercial paper rated at least P-1 by Moody's or A-1 by Standard & Poor's. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Depository-type obligations in which the Fund may invest include certificates of deposit, bankers' acceptances and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers' acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

Ratings as Investment Criteria. In general, the ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of debt securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B contains further information concerning the rating of Moody's and S&P and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund.

Investments in Foreign Securities. The Fund may invest directly in the securities of foreign issuers as well as securities in the form of sponsored or unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts (GDRs), convertible preferred stocks, preferred stocks and warrants or other securities convertible into securities of foreign issuers. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Issuers of unsponsored ADRs are not contractually obligated to disclose material information, including financial information, in the United States. Generally, ADRs are designed for use in the United States securities markets and EDRs are designed for use in European securities markets.

An investment in foreign securities including ADRs may be affected by changes in currency rates and in exchange control regulations. Issuers of unsponsored ADRs are not contractually obligated to disclose material information including financial information, in the United States and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. Foreign companies may not be subject to accounting standards or government supervision comparable to U.S. companies, and there is often less publicly available information about their operations. Foreign companies may also be affected by political or financial instability abroad. These risk considerations may be intensified in the case of investments in ADRs of foreign companies that are located in emerging market countries. ADRs of companies located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

Foreign Currency Transactions. The Fund may engage in foreign currency transactions. Foreign currency transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market.

The Fund may also enter into forward foreign currency exchange contracts to hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. The Fund may elect to hedge less than all of its foreign portfolio positions as deemed appropriate by the Adviser. The Fund will not engage in speculative forward foreign currency exchange transactions.

If the Fund purchases a forward contract, the Fund will segregate cash or liquid securities in a separate account in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. The assets in the segregated account will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will be equal to the amount of the Fund's commitment in forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends, in some cases capital gains and interest payable on certain of the Fund's foreign portfolio securities, may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income decline in value of the underlying securities or lack of access to income during this period and the expense of enforcing its rights.

Reverse Repurchase Agreements and Other Borrowings. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements.

The Fund will not enter into reverse repurchase agreements and other borrowings except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase income. The Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Advisers will monitor the creditworthiness of the banks involved.

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determines, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Trustees have adopted guidelines and delegate to the Advisers the daily function of determining the monitoring and liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options on Securities, Securities Indices and Currency. The Fund may purchase and write (sell) call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest or on any currency in which Fund investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options as a substitute for the purchase or sale of securities or currency or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities or currency written by the Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by the Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account with a value at least equal to the Fund's obligation under the option,
(ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities or currencies of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities or the currencies in which they are denominated. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

Futures Contracts and Options on Futures Contracts. The Fund may purchase and sell futures contracts based on various securities (such as U.S. Government securities) and securities indices, foreign currencies and any other financial instruments and indices and purchase and write call and put options on these futures contracts. The Fund may purchase and sell futures and options on futures for hedging or other non-speculative purposes. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. All futures contracts entered into by a Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a Fund proposes to acquire or the exchange rate of currencies in which the portfolio securities are quoted or denominated. When securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. A Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

A Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices or foreign currency rates that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, a Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency rates then available in the applicable market to be less favorable than prices that are currently available. Subject to the limitations imposed on the funds, as described above, a Fund may also purchase futures contracts as a substitute for transactions in securities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities market or currency.

Options on Futures Contracts. The purchase of put and call options on futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, a Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by each Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging or for other non-speculative purposes as permitted by the CFTC. These purposes may include using futures and options on futures as substitute for the purchase or sale of securities or currencies to increase or reduce exposure to particular markets. To the extent that a Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities or the currency in which they are quoted or denominated) it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between a Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the loaned securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value in excess of 33 1/3 % of its total assets.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Fund's Investment Restriction. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Short Sales. The Fund may engage in short sales "against the box". In a short sale against the box, the Fund agrees to sell at a future date a security that it either contemporaneously owns or has the right to acquire at no extra cost. If the price of the security has declined at the time the Fund is required to deliver the security, the Fund will benefit from the difference in the price. If the price of the security has increased, the Fund will be required to pay the difference.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities equal, of any type or maturity, in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly higher brokerage expenses. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund's outstanding shares.

The Fund may not:

1. Issue senior securities, except as permitted by the Fund's fundamental investment restrictions on borrowing, lending and investing in commodities, as otherwise permitted under the 1940 Act. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts and repurchase agreements entered into in accordance with the Fund's investment policies are not deemed to be senior securities.

2. Borrow money, except: (i) for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the fund's total assets (including the amount borrowed) taken at market value; (ii) in connection with the redemption of fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets; (iv) in connection with entering into reverse repurchase agreements and dollar rolls, but only if after each such borrowing there is asset coverage of at least 300% as defined in the 1940 Act; and (v) as otherwise permitted under the 1940 Act. For purposes of this investment restriction, the deferral of trustees' fees and transactions in short sales, futures contracts, options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing.

3. Act as an underwriter, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

4. Purchase, sell or invest in real estate, but subject to its other investment policies and restrictions may invest in securities of companies that deal in real estate or are engaged in the real estate business. These companies include real estate investment trusts and securities secured by real estate or interests in real estate. The fund may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the fund's ownership of securities.

5. Invest in commodities or commodity futures contracts, other than financial derivative contracts. Financial derivatives include forward currency contracts; financial futures contracts and options on financial futures contracts; options and warrants on securities, currencies and financial indices; swaps, caps, floors, collars and swaptions; and repurchase agreements entered into in accordance with the fund's investment policies.

6. Make loans, except that the fund may (i) lend portfolio securities in accordance with the fund's investment policies up to 33 1/3% of the fund's total assets taken at market value, (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

7. Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment; except that the Fund will ordinarily invest more than 25% of its assets in the biotechnology industry. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies, instrumentalities or authorities.

Non-Fundamental Investment Restrictions. The following investment restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval.

1. Purchase a security if, as a result, (i) more than 10% of the fund's total assets would be invested in the securities of other investment companies,
      (ii) the fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the fund in connection with lending of the fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

2. Invest in the securities of an issuer for the purpose of exercising control or management.

3. Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions.

4.    Invest more than 15% of its net assets in securities which are illiquid.

Except with respect to borrowing money, if a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's assets will not be considered a violation of the restriction.

The Fund will invest only in countries on the Adviser's Approved Country Listing. The Approved Country Listing is a list maintained by the Adviser's investment department that outlines all countries, including the United States, that have been approved for investment by Funds managed by the Adviser.

If allowed by the Fund's other investment policies and restrictions, the Fund may invest up to 5% of its total assets in Russian equity securities and up to 10% of its total assets in Russian fixed income securities. All Russian securities must be: (1) denominated in U.S. dollars, Canadian dollars, euros, sterling, or yen; (2) traded on a major exchange; and (3) held physically outside of Russia.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by its Trustees, including certain Trustees who are not "interested persons" of the Fund or the Trust (as defined by the Investment Company Act of 1940) (the "Independent Trustees"), who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers or Directors of the Adviser, or officers and Directors of the Fund's principal distributor, John Hancock Funds, LLC (prior to February 1, 2002, John Hancock Funds, Inc.) ("John Hancock Funds").

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                                                                                                                        NUMBER OF
                                                                                                                      JOHN HANCOCK
NAME, ADDRESS (1)        POSITION(S) HELD         TRUSTEE/        PRINCIPAL OCCUPATION(S) AND OTHER DIRECTORSHIPS    FUNDS OVERSEEN
   AND AGE                  WITH FUND         OFFICER SINCE(2)                    DURING PAST 5 YEARS                    BY TRUSTEE
--------------------     ----------------     ----------------    -----------------------------------------------    --------------
INDEPENDENT TRUSTEES

Charles L. Ladner        Chairman and              2004           Chairman and Trustee, Dunwoody Village, Inc.              51
Born:  1938              Trustee                                  (retirement services) (until 2003); Senior Vice
                                                                  President and Chief Financial Officer, UGI
                                                                  Corporation (public utility holding company)
                                                                  (retired 1998); Vice President and Director for
                                                                  AmeriGas, Inc. (retired 1998); Director of
                                                                  AmeriGas Partners, L.P. (until 1997) (gas
                                                                  distribution); Director, EnergyNorth, Inc.
                                                                  (until 1995); Director, Parks and History
                                                                  Association (since 2001).

James F. Carlin          Trustee                   2005           Director and Treasurer, Alpha Analytical                  49
Born:  1940                                                       Laboratories (chemical analysis); Part Owner and
                                                                  Treasurer, Lawrence Carlin Insurance Agency,
                                                                  Inc. (since 1995); Part Owner and Vice
                                                                  President, Mone Lawrence Carlin Insurance
                                                                  Agency, Inc. (since 1996); Director/Treasurer,
                                                                  Rizzo Associates (engineering) (until 2000);
                                                                  Chairman and CEO, Carlin Consolidated, Inc.
                                                                  (management/investments); Director/Partner,
                                                                  Proctor Carlin & Co., Inc. (until 1999);
                                                                  Trustee, Massachusetts Health and Education Tax
                                                                  Exempt Trust; Director of the following: Uno
                                                                  Restaurant Corp. (until 2001), Arbella Mutual
                                                                  (insurance) (until 2000), HealthPlan Services,
                                                                  Inc. (until 1999), Flagship Healthcare, Inc.
                                                                  (until 1999), Carlin Insurance Agency, Inc.
                                                                  (until 1999); Chairman, Massachusetts Board of
                                                                  Higher Education (until 1999).

(1) Business address for independent and non-independent Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.

(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

                                                                                                                        NUMBER OF
                                                                                                                      JOHN HANCOCK
  NAME, ADDRESS (1)      POSITION(S) HELD         TRUSTEE/        PRINCIPAL OCCUPATION(S) AND OTHER DIRECTORSHIPS    FUNDS OVERSEEN
      AND AGE               WITH FUND         OFFICER SINCE(2)                    DURING PAST 5 YEARS                  BY TRUSTEE
--------------------     ----------------     ----------------    -----------------------------------------------    --------------
INDEPENDENT TRUSTEES

Richard P. Chapman, Jr.  Trustee                   2001           President and Chief Executive Officer, Brookline          41
Born: 1935                                                        Bancorp., Inc. (lending) (since 1972); Chairman
                                                                  and Director, Lumber Insurance Co. (insurance)
                                                                  (until 2000); Chairman and Director, Northeast
                                                                  Retirement Services, Inc. (retirement
                                                                  administration) (since 1998).

William J. Cosgrove      Trustee                   2001           Vice President, Senior Banker and Senior Credit           41
Born: 1933                                                        Officer, Citibank, N.A. (retired 1991);
                                                                  Executive Vice President, Citadel Group
                                                                  Representatives, Inc. (until 2004); Director,
                                                                  Hudson City Bancorp; Trustee, Scholarship Fund
                                                                  for Inner City Children (since 1986).

(1) Business address for independent and non-independent Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.

(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

                                                                                                                        NUMBER OF
                                                                                                                      JOHN HANCOCK
  NAME, ADDRESS (1)      POSITION(S) HELD         TRUSTEE/        PRINCIPAL OCCUPATION(S) AND OTHER DIRECTORSHIPS    FUNDS OVERSEEN
      AND AGE               WITH FUND         OFFICER SINCE(2)                    DURING PAST 5 YEARS                  BY TRUSTEE
--------------------     ----------------     ----------------    -----------------------------------------------    --------------
INDEPENDENT TRUSTEES

William H. Cunningham    Trustee                   2005           Former Chancellor, University of Texas System             49
Born: 1944                                                        and former President of the University of Texas,
                                                                  Austin, Texas; Chairman and CEO, IBT
                                                                  Technologies (until 2001); Director of the
                                                                  following: The University of Texas Investment
                                                                  Management Company (until 2000), Hire.com (until
                                                                  2004), STC Broadcasting, Inc. and Sunrise
                                                                  Television Corp. (until 2001), Symtx,
                                                                  Inc. (electronic manufacturing) (since 2001),
                                                                  Adorno/Rogers Technology, Inc. (until 2004),
                                                                  Pinnacle Foods Corporation (until 2003),
                                                                  rateGenius (until 2003), Jefferson-Pilot
                                                                  Corporation (diversified life insurance
                                                                  company), New Century Equity Holdings (formerly
                                                                  Billing Concepts) (until 2001), eCertain (until
                                                                  2001), ClassMap.com (until 2001), Agile Ventures
                                                                  (until 2001), LBJ Foundation (until 2000),
                                                                  Golfsmith International, Inc. (until 2000),
                                                                  Metamor Worldwide (until 2000), AskRed.com
                                                                  (until 2001), Southwest Airlines and Introgen;
                                                                  Advisory Director, Q Investments; Advisory
                                                                  (until 2003); Director, Chase Bank (formerly
                                                                  Texas Commerce Bank - Austin), LIN Television
                                                                  (since 2002), WilTel Communications (until 2003)
                                                                  and Hayes Lemmerz International, Inc.
                                                                  (diversified automotive parts supple company)
                                                                  (since 2003).

(1) Business address for independent and non-independent Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.

(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

                                                                                                                        NUMBER OF
                                                                                                                      JOHN HANCOCK
  NAME, ADDRESS (1)      POSITION(S) HELD         TRUSTEE/        PRINCIPAL OCCUPATION(S) AND OTHER DIRECTORSHIPS    FUNDS OVERSEEN
      AND AGE               WITH FUND         OFFICER SINCE(2)                    DURING PAST 5 YEARS                  BY TRUSTEE
--------------------     ----------------     ----------------    -----------------------------------------------    --------------

Ronald R. Dion           Trustee                   2005           Chairman and Chief Executive Officer, R.M.                49
Born: 1946                                                        Bradley & Co., Inc.; Director, The New England
                                                                  Council and Massachusetts Roundtable; Director,
                                                                  Boston Stock Exchange; Trustee, North Shore
                                                                  Medical Center; Director, BJ's Wholesale Club,
                                                                  Inc. and a corporator of the Eastern Bank;
                                                                  Trustee, Emmanuel College.

John A. Moore            Trustee                   2001           President and Chief Executive Officer, Institute          51
Born: 1939                                                        for Evaluating Health Risks, (nonprofit
                                                                  institution) (until 2001); Senior Scientist,
                                                                  Sciences International (health research) (since
                                                                  1998); Principal, Hollyhouse (consulting) (since
                                                                  2000); Director, CIIT (nonprofit research) (since
                                                                  2002).

Patti McGill Peterson    Trustee                   2001           Executive Director, Council for International             51
Born: 1943                                                        Exchange of Scholars and Vice President,
                                                                  Institute of International Education (since
                                                                  1998); Senior Fellow, Cornell Institute of
                                                                  Public Affairs, Cornell University (until 1997);
                                                                  Former President of Wells College and St.
                                                                  Lawrence University; Director, Niagara Mohawk
                                                                  Power Corporation (until 2003); Director, Ford
                                                                  Foundation, International Fellowships Program
                                                                  (since 2002); Director, Lois Roth Endowment
                                                                  (since 2002); Director, Council for
                                                                  International Exchange (since 2003).

Steven Pruchansky        Trustee                   2005           Chairman and Chief Executive Officer, Mast                49
Born: 1944                                                        Holdings, Inc. (since 2000); Director and
                                                                  President, Mast Holdings, Inc. (until 2000);
                                                                  Managing Director, JonJames, LLC (real
                                                                  estate) (since 2001); Director, First Signature
                                                                  Bank & Trust Company (until 1991); Director,
                                                                  Mast Realty Trust (until 1994); President,
                                                                  Maxwell Building Corp. (until 1991).


(1) Business address for independent and non-independent Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.

(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

                                                                                                                        NUMBER OF
                                                                                                                      JOHN HANCOCK
   NAME, ADDRESS (1)     POSITION(S) HELD         TRUSTEE/        PRINCIPAL OCCUPATION(S) AND OTHER DIRECTORSHIPS    FUNDS OVERSEEN
       AND AGE              WITH FUND         OFFICER SINCE(2)                    DURING PAST 5 YEARS                  BY TRUSTEE
-----------------------  ----------------     ----------------    -----------------------------------------------    --------------
Norman H. Smith          Trustee                   2005           Lieutenant General, United States Marine Corps;           49
Born: 1933                                                        Deputy Chief of Staff for Manpower and Reserve
                                                                  Affairs, Headquarters Marine Corps; Commanding
                                                                  General III Marine Expeditionary Force/3rd
                                                                  Marine Division (retired 1991).

NON-INDEPENDENT TRUSTEE

James A. Shepherdson (3) Trustee, President        2004           Executive Vice President, Manulife Financial              51
Born: 1952               and Chief                                Corporation (since 2004); Director, President
                         Executive Officer                        and Chief Executive Officer, John Hancock
                                                                  Advisers, LLC (the "Adviser") and The Berkeley
                                                                  Financial Group, LLC ("The Berkeley Group")
                                                                  (holding company); Director, President and Chief
                                                                  Executive Officer, John Hancock Funds, LLC.
                                                                  ("John Hancock Funds"); Director, President and
                                                                  Chief Executive Officer, Sovereign Asset
                                                                  Management Corporation ("SAMCorp."); Director,
                                                                  John Hancock Signature Services, Inc.; Director,
                                                                  Chairman and President, NM Capital Management,
                                                                  Inc. (NM Capital); President, John Hancock
                                                                  Retirement Services, John Hancock Life Insurance
                                                                  Company (until 2004); Chairman, Essex
                                                                  Corporation (until 2004); Co-Chief Executive
                                                                  Officer MetLife Investors Group (until 2003);
                                                                  Senior Vice President, AXA/Equitable Insurance
                                                                  Company (until 2000).

(1) Business address for independent and non-independent Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.

(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

                                                                                                                        NUMBER OF
                                                                                                                      JOHN HANCOCK
  NAME, ADDRESS (1)      POSITION(S) HELD         TRUSTEE/        PRINCIPAL OCCUPATION(S) AND OTHER DIRECTORSHIPS    FUNDS OVERSEEN
      AND AGE               WITH FUND         OFFICER SINCE(2)                    DURING PAST 5 YEARS                  BY TRUSTEE
--------------------     ----------------     ----------------    -----------------------------------------------    --------------
PRINCIPAL OFFICERS
WHO ARE NOT TRUSTEES

William H. King          Vice President            2001           Vice President and Assistant Treasurer, the              N/A
Born: 1952               and Treasurer                            Adviser; Vice President and Treasurer of each of
                                                                  the John Hancock funds; Assistant Treasurer of
                                                                  each of the John Hancock funds (until 2001).

Susan S. Newton          Senior Vice               2001           Senior Vice President, Secretary and Chief Legal         N/A
Born: 1950               President,                               Officer, SAMCorp., the Adviser and each of the
                         Secretary and                            John Hancock funds, John Hancock Funds and The
                         Chief Legal                              Berkeley Group; Director, Senior Vice President,
                         Officer                                  NM Capital.

(1) Business address for independent and non-independent Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.

(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

The Fund's Board of Trustees currently has four standing Committees: the Audit Committee, the Administration Committee, the Contracts/Operations Committee and the Investment Performance Committee. Each Committee is comprised of Independent Trustees who are not "interested persons."

The Audit Committee members are Messrs. Chapman, Ladner, Chapman, Moore and Ms. McGill Peterson. All of the members of the Audit Committee are independent under the New York Stock Exchange's Revised Listing Rules and each member is financially literate with at least one having accounting or financial management expertise. The Board has adopted a written charter for the Audit Committee. The Audit Committee recommends to the full board auditors for the Fund, monitors and oversees the audits of the Fund, communicates with both independent auditors and internal auditors on a regular basis and provides a forum for the auditors to report and discuss any matters they deem appropriate at any time. The Audit Committee held four meetings during the fiscal year ended October 31, 2004.

The Administration Committee members are all of the independent Trustees. The Administration Committee reviews the activities of the other four standing committees and makes the final selection and nomination of candidates to serve as Independent Trustees. All members of the Administration Committee are independent under the New York Stock Exchange's Revised Listing Rules and are not interested persons, as defined in the 1940 Act, of John Hancock or the Fund (the "Independent Trustees"). Among other things, the Administration Committee acts as a nominating committee of the Board. The Trustees who are not Independent Trustees and the officers of the Fund are nominated and selected by the Board. In reviewing a potential nominee and in evaluating the renomination of current Independent Trustees, the Administration Committee will apply the following criteria: (i) the nominee's reputation for integrity, honesty and adherence to high ethical standards, (ii) the nominee's business acumen, experience and ability to exercise sound judgments, (iii) a commitment to understand the Fund and the responsibilities of a trustee of an investment company, (iv) a commitment to regularly attend and participate in meetings of the Board and its committees, (v) the ability to understand potential conflicts of interest involving management of the Fund and to act in the interests of all shareholders, and (vi) the absence of a real or apparent conflict of interest that would impair the nominee's ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. The Administration Committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities. The Administration Committee does not discriminate on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law. The Administration Committee held four meetings during the fiscal year ended October 31, 2004.

As long as an existing Independent Trustee continues, in the opinion of the Administration Committee, to satisfy these criteria, the Fund anticipates that the Committee would favor the renomination of an existing Trustee rather than a new candidate. Consequently, while the Administration Committee will consider nominees recommended by shareholders to serve as trustees, the Administration Committee may only act upon such recommendations if there is a vacancy on the Board or the Administration Committee determines that the selection of a new or additional Independent Trustee is in the best interests of the Fund. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Administration Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Administration Committee. While it has not done so in the past, the Administration Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

Any shareholder recommendation must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, to be considered by the Administration Committee. In evaluating a nominee recommended by a shareholder, the Administration Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder's candidate among the slate of nominees, the candidate's name will be placed on the Fund's proxy card. If the Administration Committee or the Board determines not to include such candidate among the Board's designated nominees and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder's candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with the Fund's proxy statement.

Shareholders may communicate with the members of the Board as a group or individually. Any such communication should be sent to the Board or an individual Trustee c/o the secretary of the Fund at the following address: 101 Huntington Avenue, Boston, MA 02199. The Secretary may determine not to forward any letter to the members of the Board that does not relate to the business of the Fund.

The Contracts/Operations Committee members are Messrs. Carlin, Dion, Pruchansky and Smith. The Contracts/Operations Committee oversees the initiation, operation, and renewal of contracts between the Fund and other entities. These contracts include advisory and subadvisory agreements (if, applicable), custodial and transfer agency agreements and arrangements with other service providers. The Contracts/Operations Committee held five meetings during the fiscal year ended October 31, 2004.

The Investment Performance Committee members are all of the independent Trustees. The Investment Performance Committee monitors and analyzes the performance of the Fund generally, consults with the adviser as necessary if the Fund requires special attention, and reviews peer groups and other comparative standards as necessary. The Investment Performance Committee held four meetings during the fiscal year ended October 31, 2004.

The following table provides a dollar range indicating each Trustee's ownership of equity securities of the Fund, as well as aggregate holdings of shares of equity securities of all John Hancock Funds overseen by the Trustee, as of December 31, 2004.

                             DOLLAR RANGE OF FUND SHARES     AGGREGATE DOLLAR RANGE OF HOLDINGS IN JOHN
NAME OF TRUSTEE                  OWNED BY TRUSTEE (1)            HANCOCK FUNDS OVERSEEN BY TRUSTEE (1)
-----------------------      ---------------------------     ------------------------------------------
INDEPENDENT TRUSTEES
James F. Carlin*                  $     1-10,000                            Over 100,000
Richard P. Chapman, Jr.                 none                                Over 100,000
William J. Cosgrove                     none                                Over 100,000
William H. Cunningham*                  none                              $10,001-50,000
Ronald R. Dion*                         none                                Over 100,000
Charles L. Ladner**               $10,001-50,000                            Over 100,000
Dr. John A. Moore                 $     1-10,000                            Over 100,000
Patti McGill Peterson                   none                                Over 100,000
Steven R. Pruchansky*                   none                                Over 100,000
Norman H. Smith*                        none                                Over 100,000
NON-INDEPENDENT TRUSTEES
James A. Shepherdson**            $     1-10,000                          $10,001-50,000

(1) This Fund does not participate in the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan"). Under the Plan, an Independent Trustee may defer his fees by electing to have the Adviser invest his fees in one of the funds in the John Hancock complex that participates in the Plan. Under these circumstances, the Trustee is not the legal owner of the underlying shares, but does participate in any positive or negative return on those shares to the same extent as all other shareholders. With regard to Trustees participating in the Plan, if a Trustee was deemed to own the shares used in computing the value of his deferred compensation, as of December 31, 2004, the respective "Dollar Range of Fund Shares Owned by Trustee" and the "Aggregate Dollar Range of holdings in John Hancock funds overseen by Trustee" would be as follows: none and over $100,000 for Mr. Chapman, none and over $100,000 for Mr. Cosgrove, none and over $100,000 Mr. Cunningham, none and over $100,000 for Mr. Dion, $1-$10,000 and over $100,000 for Dr. Moore, none and over $100,000 for Mr. Pruchansky and none and over $100,000 for Mr. Smith.

      *Messrs. Carlin, Cunningham, Dion and Pruchansky were elected to the Board by shareholders on December 1, 2004 effective January 1, 2005. Mr. Smith was appointed to the Board by the Trustees on December 14, 2004 effective January 1, 2005.

      **Mr. Shepherdson was appointed Trustee of the John Hancock Funds as of May 12, 2004. As of June 16, 2004, the Independent Trustees elected Charles L. Ladner as Trustee and Independent Chairman of the Board.

The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Any Non-Independent Trustee, and each of the officers of the Fund are interested persons of the Adviser, and/or affiliates are compensated by the Adviser and received no compensation from the Fund for their services.

                                                                                    Total Compensation From the
Independent Trustees       Aggregate Compensation from the Fund (1)    Fund and John Hancock Fund Complex to Trustees (2)
Dennis J. Aronowitz+                      $  150                                             $   77,500
James F. Carlin++                              0                                                 76,500
Richard P. Chapman*                          156                                                 79,500
William J. Cosgrove*                         175                                                 89,500
William H. Cunningham*++                       0                                                 77,500
Ronald R. Dion*++                              0                                                 76,500
Richard A. Farrell+                          151                                                 76,500
William F. Glavin*+                          149                                                 76,350
Charles L. Ladner+++                          11                                                104,150
Dr. John A. Moore*                           102                                                 79,900
Patti McGill Peterson                         99                                                 74,900
John Pratt+                                  150                                                 76,500
Steven R. Pruchansky*++                        0                                                 79,500
Norman H. Smith*++                             0                                                 76,500
                                          ------                                             ----------
Total                                     $1,143                                             $1,121,300

(1) Compensation is for the fiscal year ending October 31, 2004.

(2) Total compensation paid by the John Hancock Funds Complex to the Independent Trustees is as of December 31, 2004. As of this date, there were forty-nine funds in the John Hancock Fund Complex: Messrs. Aronowitz, Chapman, Cosgrove, Farrell, Glavin and Pratt serving on twenty-one funds; Messrs. Carlin, Cunningham, Dion, Pruchansky and Smith serving on twenty-eight funds; Dr. Moore and Ms. McGill Peterson serving on thirty funds and Mr. Ladner serving on forty-nine funds.

*As of December 31, 2004, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Funds Complex for Mr. Chapman was $69,035, Mr. Cosgrove was $232,538, Mr. Cunningham was $627,144, Mr. Dion was $242,968, Mr. Glavin was $353,669, Dr. Moore was $273,394, Mr. Pruchansky was $194,392 and Mr. Smith was $331,243 under the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees (the "Plan").

+Messrs. Aronowitz, Farrell, Glavin and Pratt retired as of December 31, 2004.

++ Messrs. Carlin, Cunningham, Dion and Pruchansky each became a Trustee and were elected to the Board by shareholders on December 1, 2004 effective January 1, 2005. Mr. Smith was appointed to the Board by the Trustees on December 14, 2004 effective January 1, 2005.

+++ As of June 16, 2004, the Independent Trustees elected Charles L. Ladner as a Trustee of the Fund and Independent Chairman of the Board.

All of the officers listed are officers or employees of the Adviser or Affiliated Companies. Some of the Trustees and officers may also be officers or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.

As of February 2, 2005, the officers and Trustees of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund. As of that date, the following shareholders beneficially owned 5% or more of the outstanding shares of each class of the Fund.

Name and Address of Owners of More than 5% of Shares    Class A    Class B    Class C
----------------------------------------------------    -------    -------    -------
MLPF&S                                                    --        8.14%      7.86%
For The Sole Benefit of Its Customers
Attn: Fund Administration 973R9
4800 Deer Lake Drive East 2nd Fl
Jacksonville FL 32246-6484

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, a premier investment management company, managed approximately $30 billion in open-end funds, closed-end funds, private accounts, retirement plans and related party assets for individual and institutional investors as of December 31, 2004. Additional information about John Hancock Advisers can be found on the website: www.jhfunds.com.

The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser which was approved by the Fund's shareholders. Pursuant to the Advisory Agreement, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit, and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser monthly a fee based on a stated percentage of the average daily net assets of the Fund as follows:

Average Daily Net Assets          Annual Rate
------------------------          -----------
First $500,000,000                   0.90%
Next $500,000,000                    0.85%
Amount over $1,000,000,000           0.80%

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of its average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

For the fiscal years ended October 31, 2002, 2003 and 2004, the advisory fees payable to the Fund's adviser amounted to $111,799, $110,374 and $207,042, respectively. However, a portion of such fees were not imposed pursuant to the voluntary fee reduction and expense limitation agreement then in effect. For the fiscal years ended October 31, 2002, 2003 and 2004, the advisory fees actually payable to the Fund amounted to $0, $0 and $88,525, respectively.

The Adviser has agreed to limit the Fund's expenses (excluding 12b-1 fees) to 1.30% of the Fund's average daily net assets. The Adviser reserves the right to terminate this limitation in the future.

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or their affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser for the Fund or for other funds or clients for which the Adviser renders investment advice arise for consideration at about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or their affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to its Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Advisory Agreement.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The Fund's Board of Trustees is responsible for overseeing the performance of the Fund's investment adviser and determining whether to approve and renew the Fund's Advisory Agreement. The Board has a standing request that the Adviser provide the Board with certain information the Board has deemed important to evaluating the short- and long-term performance of the Adviser. This information includes periodic performance analysis and status reports from the Adviser and quarterly Portfolio and Investment Performance Reports. The Fund's portfolio managers meet with the Board from time to time to discuss the management and performance of the Fund and respond to the Board's questions concerning the performance of the Adviser. When the Board considers whether to renew an investment advisory contract, the Board takes into account numerous factors, including: (1) the nature, extent and quality of the services provided by the Adviser; (2) the investment performance of the Fund's assets managed by the adviser; (3) the fair market value of the services provided by the adviser; (4) a comparative analysis of expense ratios of, and advisory fees paid by, similar funds; (5) the extent to which the adviser has realized or will realize economies of scale as the Fund grows; (6) other sources of revenue to the Adviser or its affiliates from its relationship with the Fund and intangible or "fall-out" benefits that accrue to the adviser and its affiliates, if relevant; and (7) the Adviser's control of the operating expenses of the fund, such as transaction costs, including ways in which portfolio transactions for the fund are conducted and brokers are selected.

In evaluating the Advisory Agreement, the Independent Trustees reviewed materials furnished by the Adviser, including information regarding the Adviser, its respective affiliates and their personnel, operations and financial condition. The Independent Trustees also reviewed, among other things:

- The investment performance of the Fund. The Board determined that the performance results of the Fund and the Adviser's responsive actions were reasonable, as compared with relevant performance standards, including the performance results of comparable health/biotechnology funds derived from data provided by Lipper Inc. and appropriate market indexes.

- The fee charged by the Adviser for investment advisory and administrative services. The Board decided that the advisory fee paid by the Fund was reasonable based on the average advisory fee for comparable funds. The Board also took into account the nature of the fee arrangements which include breakpoints that will adjust the fee downward as the size of the Fund's portfolio increases.

- The Board evaluated the Adviser's investment staff and portfolio management process, and reviewed the composition and overall performance of the Fund's portfolio on both a short-term and long-term basis.

The Independent Trustees determined that the terms of the Fund's Advisory Agreement are fair and reasonable and that the contract is in the Fund's best interest. The Independent Trustees believe that the advisory contract will enable the Fund to enjoy high quality investment advisory services at a cost they deem appropriate, reasonable and in the best interests of the Fund and its shareholders. In making such determinations, the Independent Trustees met independently from the Non-Independent Trustees of the Fund and any officers of the Adviser or its affiliates. The Independent Trustees also relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

The continuation of the Advisory Agreement and the Distribution Agreement (discussed below) was approved by all Trustees. The Advisory Agreement and the Distribution Agreement, will continue in effect from year to year, provided that their continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. These Agreements may be terminated on 60 days written notice by any party or by vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if assigned.

Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal years ended October 31, 2002, 2003 and 2004, the Fund paid the Adviser $2,624, $3,524 and $6,216, respectively, for services under this Agreement.

Proxy Voting. The Fund's Trustees have delegated to the Adviser the authority to vote proxies on behalf of the Fund. The Trustees have approved the proxy voting guidelines of the Adviser and will review the guidelines and suggest changes as they deem advisable. A summary of the Adviser's proxy voting guidelines is attached to this statement of additional information as Appendix C. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ending June 30, 2004 is available by calling 1-800-225-5291 or on the Fund's website: www.jhfunds.com/proxy or on the SEC's website at www.sec.gov.

Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the adviser(s), principal underwriter and the Fund have adopted a code of ethics which restricts the trading activity of those personnel.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGER

OTHER ACCOUNTS THE PORTFOLIO MANAGER IS MANAGING. The table below indicates for each portfolio manager of the Fund information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2004. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

PORTFOLIO MANAGER NAME       OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
----------------------   -----------------------------------------------------
Linda I. Miller          Other Registered Investment Companies: Two (2) funds
                         with total net assets of approximately $445.9 million

                         Other Pooled Investment Vehicles: None

                         Other Accounts: None

The Adviser does not receive a fee based upon the investment performance of any of the accounts included under "Other Accounts Managed by the Portfolio Manager" in the table above. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the Fund as well as one or more other accounts. The Adviser has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. The Adviser has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

      - A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The Adviser has policies that require a portfolio manager to allocate such investment opportunities in an equitable Manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

      - A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Adviser generally require that such trades be "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Adviser will place the order in a manner intended to result in as favorable a price as possible for such client.

      - A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Adviser receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager's compensation. See "Compensation of Portfolio Managers" below. The Adviser does not receive a performance-based fee with respect to any of the accounts managed by the portfolio managers.

      - A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Adviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

      - If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern could disadvantage either the account that is long or short. In making portfolio manager assignments, the Adviser seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

COMPENSATION OF PORTFOLIO MANAGERS. The Adviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals and seeks to align the financial interests of the investment professionals with both those of the Adviser, through incentive payments based in part upon the Adviser's financial performance, and also shareholders of the funds they manage, through incentive payments based in part upon the relative investment performance of those funds. The Adviser's compensation arrangements with investment professionals are determined on the basis of the investment professional's overall services to the Adviser and not on the basis of specific funds or accounts managed by the investment professional. At the Adviser, the structure of compensation of investment professionals is currently comprised of the following basic components: base salary, an annual investment bonus plan and a phantom stock plan, as well as customary benefits that are offered generally to all full-time employees of the Adviser. A limited number of senior portfolio managers, who serve as officers of both the Adviser and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial. The following describes each component of the compensation package for the individuals identified as a portfolio manager for the fund.

      - BASE SALARY. Base compensation is fixed and normally reevaluated on an annual basis. The Adviser seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.

      - INVESTMENT BONUS PLAN. Only investment professionals are eligible to participate in the Investment Bonus Plan. Under the plan, investment professionals are eligible for an annual bonus. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of the Adviser and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

                  - INVESTMENT PERFORMANCE: The investment performance of all accounts managed by the investment professional over one and three- year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark (for example a Lipper large cap growth peer group if the fund invests primarily in large cap stocks with a growth strategy). With respect to fixed income accounts, relative yields are also used to measure performance.

                  - THE PROFITABILITY OF THE ADVISER: The profitability of the Adviser and its parent company are also considered in determining bonus awards, with greater emphasis placed upon the profitability of the Adviser.

                  - NON-INVESTMENT PERFORMANCE: The more intangible contributions of an investment professional to the Adviser's business, including the investment professional's support of sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are evaluating in determining the amount of any bonus award.

      - PHANTOM STOCK APPRECIATION PLAN. The Adviser is not a public company and, consequently, does not compensate its employees through the grant of the company's common shares. However, the Adviser participates in a phantom stock appreciation plan that is intended to provide employees of the Adviser with equity like interests in the Adviser's financial performance. All employees of the Adviser, not just investment professionals, who are of a designated level of seniority, are eligible to participate in this plan. As part of the overall compensation package, this plan is designed, among other things, to motivate and reward the investment professionals if the Adviser achieves earnings growth. Awards under the plan are granted to investment professionals based on a number of factors, including past and current performance, impact on overall business results and recognition of long-term potential and value to the company. Payments under the plan are based upon three-year performance cycles. Participants are granted an interest in a phantom stock pool. The pool represents appreciation, if any, of a portion of the total equity interests in the Adviser. For purposes of the plan, the Adviser's common shares are valued on the basis of a multiple of EBITDA (earnings before interest, taxes, depreciation and amortization expense). The value of the pool is equal to the difference, if positive, in the value of the Adviser's common shares, using that valuation method, at the start of the performance cycle and the value of those shares at the end of the performance cycle. A participant receives the participant's allocated share of the pool, with that interest payable in three annual installments. Generally, a participant must remain an employee at the time of distribution of an installment in order to be entitled to receive it.

      - OPTIONS AND STOCK GRANTS. A limited number of senior investment professionals may receive options to purchase shares of Manulife Financial stock. Generally, such option would permit the investment professional to purchase a set amount of stock at the market price on the date of grant. The option can be exercised for a set period (normally a number of years or until termination of employment) and the investment professional would exercise the option if the market value of Manulife Financial stock increases. Some investment professionals may receive restricted stock grants, where the investment professional is entitle to receive the stock at no or nominal cost, provided that the stock is forgone if the investment professional's employment is terminated prior to a vesting date.

The Adviser also permits investment professionals to participate on a voluntary basis in a deferred compensation plan, under which the investment professional may elect on an annual basis to defer receipt of a portion of their compensation until retirement. Participation in the plan is voluntary. No component of the compensation arrangements for the investment professionals involves mandatory deferral arrangements.

While the profitability of the Adviser and the investment performance of the accounts that the investment professionals maintain are factors in determining an investment professional's overall compensation, the investment professional's compensation is not linked directly to the net asset value of any fund.

SHARE OWNERSHIP BY THE PORTFOLIO MANAGER. The following table indicates as of October 31, 2004 the value, within the indicated range, of shares beneficially owned by the portfolio manager in the Fund. For purposes of this table, the following letters represent the range indicated below:

      A - $0
      B - $1 - $10,000
      C - $10,001 - $50,000
      D - $50,001 - $100,000
      E - $100,001 - $500,000
      F - $500,001 - $1,000,000
      G - More than $1 million

PORTFOLIO MANAGER                 RANGE OF BENEFICIAL OWNERSHIP
Linda I. Miller                   A

DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers, banks and registered investment advisors ("Selling Firms") that have entered into selling agreements with John Hancock Funds. These Selling Firms are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. John Hancock Funds accepts orders for the purchase of the shares of the Fund that are continually offered at net asset value next determined, plus any applicable sales charge, if any. In connection with the sale of Fund shares, John Hancock Funds and Selling Firms receive compensation from a sales charge imposed, in the case of Class A shares, at the time of sale. (Prior to July 15, 2004, Class C shares were also subject to a sales load imposed at the time of purchase.) In the case of Class B, Class C and Class R shares, the Selling Firm receives compensation immediately but John Hancock Funds is compensated on a deferred basis.

Total underwriting commissions (sales charges) for sales of the Fund's Class A shares for the fiscal years ended October 31, 2002, 2003 and 2004 were $45,485, $68,423 and $76,596, respectively. Of such amount, $6,702, $10,775 and $11,828, respectively, were retained by John Hancock Funds for the fiscal years ended October 31, 2002, 2003 and 2004, respectively. Total underwriting commissions (sales charges) for sales of the Fund's Class C shares for the fiscal years ended October 31, 2002, 2003 and 2004 were $7,199, $5,474 and $6,678, respectively. No Class C commissions were retained by John Hancock Funds, the remainder of the underwriting commissions were reallowed to Selling Firms.

The Fund's Trustees adopted Distribution Plans with respect to each class of shares (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% for class A shares and 1.00% for Class B and Class C shares of the Fund's average daily net assets attributable to shares of that class. However, the service fees will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse the John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Firms and others (including affiliates of the John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B and Class C shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Firms and others for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for payments or expenses it incurs under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plans will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat unreimbursed expenses under the Class B and Class C Plans as a liability of the Fund because the Trustees may terminate the Class B and /or Class C Plans at any time with no additional liability for these expenses to the shareholders and the Fund. For the fiscal year ended October 31, 2004 an aggregate of $213,456 of distribution expenses or 2.54% of the average net assets of the Fund's Class B shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rules 12b-1 fees in prior periods. For the fiscal year ended October 31, 2004, an aggregate of $48,033 distribution expense or 1.54% of the average net assets of the Class C shares of the Fund, was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charge or Rule 12b-1 fees in prior periods.

The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on these Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provides the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they will continue in effect only so long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. The Plans provide that they may be terminated without penalty, (a) by a vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares of the applicable class upon 60 days' written notice to John Hancock Funds and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to that Plan. Each plan provides, that no material amendment to the Plans will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A, Class B and Class C shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

Amounts paid to the John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to the formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of the Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Fund.

During the fiscal year ended October 31, 2004, the Fund paid John Hancock Funds the following amounts of expenses in connection with their services.

                                        Expense Items

                         Printing and
                          Mailing of
                         Prospectuses     Compensation     Expenses of     Interest, Carrying,
                            to New         to Selling      John Hancock        or other
           Advertising   Shareholders        Firms            Funds         Finance Charges
           -----------   ------------        -----            -----         ---------------
Class A     $  4,944        $147            $ 3,756          $20,313              $0
Class B     $ 15,728        $251            $14,974          $66,306              $0
Class C     $  4,070        $ 84            $13,551          $17,886              $0

SALES COMPENSATION

As part of their business strategies, the Fund, along with John Hancock Funds, pay compensation to Selling Firms that sell the Fund's shares. These firms typically pass along a portion of this compensation to your broker or financial representative.

The two primary sources of Selling Firm compensation payments for Class A, Class B, Class C and Class R are (1) the 12 b-1 fees that are paid out of the fund's assets and (2) sales charges paid by investors. The sales charges and 12b-1 fees are detailed in the prospectus and under the "Distribution Contracts" in this Statement of Additional Information. The portions of these expenses that are paid to Selling Firms are shown on the next page. For Class I shares, John Hancock Funds may make a one-time payment at the time of initial purchase out of its own resources to a Selling Firm which sells shares of the Fund. This payment may not exceed 0.15% of the amount invested.

INITIAL COMPENSATION Whenever you make an investment in Class A, Class B or Class C shares of the Fund, the Selling Firm receives a reallowance/payment/commission as described on the next page. The Selling Firm also receives the first year's 12b-1 service fee at this time.

ANNUAL COMPENSATION For Class A, Class B and Class C shares of the Fund, beginning in the second year after an investment is made, the Selling Firm receives an annual 12b-1 service fee of 0.25% of its average daily net (aged) assets. In addition, beginning in the second year after an investment is made in Class C shares, the Distributor will pay the Selling Firm a distribution fee in an amount not to exceed 0.75% of the average daily net (aged) assets. These service and distribution fees are paid quarterly in arrears.

Selling Firms receive service and distribution fees if, for the preceding quarter, (1) their clients/shareholders have invested combined average daily net assets of no less than $1,000,000 in eligible (aged) assets; or (2) an individual registered representative of the Selling Firm has no less than $250,000 in eligible (aged) assets. The reason for these criteria is to save the Fund the expense of paying out de minimus amounts. As a result, if a Selling Firm does not meet one of the criteria noted above, the money for that firm's fees remains in the Fund.

In addition, from time to time, John Hancock Funds, at its expense, and without additional cost to the Fund or its shareholders, may provide significant additional compensation to financial services firms in connection with their promotion of the Fund or sale of shares of the Fund. Such compensation provided by John Hancock Funds may include, for example, financial assistance to Selling Firms in connection with their marketing and sales development programs for their registered representatives and other employees, as well as payment for travel expenses, including lodging, incurred by registered representatives and other employees for such marketing and sales development programs, as well as assistance for seminars for the public, advertising and sales campaigns regarding one or more Funds, and other Selling Firm-sponsored events or activities. From time to time, John Hancock Funds may provide expense reimbursements for special training of a Selling Firm's registered representatives and other employees in group meetings or non-cash compensation in the form of occasional gifts, meals, tickets or other entertainment. Payments may also include amounts for sub-administration and other services for shareholders whose shares are held of record in omnibus or other group accounts. Other compensation, such as asset retention fees, finder's fees and reimbursement for wire transfer fees or other administrative fees and costs may be offered to the extent not prohibited by law or any self-regulatory agency such as the NASD.

              FIRST YEAR BROKER OR OTHER SELLING FIRM COMPENSATION

                                  INVESTOR PAYS
                                   SALES CHARGE       SELLING FIRM     SELLING FIRM
                                  (% OF OFFERING        RECEIVES      RECEIVES 12b-1    TOTAL SELLING FIRM
CLASS A INVESTMENTS                   PRICE)         COMMISSION (1)   SERVICE FEE (2)   COMPENSATION (3)(4)
-------------------               --------------     --------------   ---------------   -------------------
Up to $49,999                         5.00%              4.01%             0.25%               4.25%
$50,000 - $99,999                     4.50%              3.51%             0.25%               3.75%
$100,000 - $249,999                   3.50%              2.61%             0.25%               2.85%
$250,000 - $499,999                   2.50%              1.86%             0.25%               2.10%
$500,000 - $999,999                   2.00%              1.36%             0.25%               1.60%

INVESTMENTS OF CLASS A SHARES
OF $1 MILLION OR MORE (5)

First $1M - $4,999,999                  --               0.75%             0.25%               1.00%
Next $1 - $5M above that                --               0.25%             0.25%               0.50%
Next $1 or more above that              --               0.00%             0.25%               0.25%

CLASS B INVESTMENTS

All amounts                             --               3.75%             0.25%               4.00%

CLASS C INVESTMENTS

All amounts                             --               0.75%             0.25%               1.00%

(1) For Class A investments under $1 million, a portion of the Selling Firm's commission is paid out of the sales charge.

(2) For Class A, B and C shares, the Selling Firm receives 12b-1 fees in the first year as a % of the amount invested and after the first year as a % of average daily net eligible assets. For Selling Firms with a fee-based/WRAP program agreement with John Hancock Funds, the Selling Firm receives 12b-1 fees in the first year as a % of average daily net eligible assets. Certain retirement platforms also receive 12b-1 fees in the first year as a % of average daily net eligible assets. Quarterly payments are made in arrears.

(3) Selling Firm commission and 12b-1 service fee percentages are calculated from different amounts, and therefore may not equal the total Selling Firm compensation percentages if combined using simple addition.

(4) Underwriter retains the balance.

(5) See "Initial Sales Charge on Class A Shares" for discussion on how to qualify for a reduced sales charge. John Hancock Funds may take recent redemptions into account in determining if an investment qualifies as a new investment

CDSC revenues collected by John Hancock Funds may be used to pay Selling Firm commissions when there is no initial sales charge.

NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices. In addition, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities and tax-exempt securities) are determined based on market quotations collected prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between the time of the determination of value and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees.

Equity securities traded on a principal exchange are generally valued at last sale price on the day of valuation or in the case of securities traded on NASDAQ, the NASDAQ official closing price. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

Equity options held by a Fund are priced as of the close of trading (generally 4 p.m. Eastern Time), futures contracts on U.S. government and other fixed-income securities (generally 3 p.m. Eastern Time) and index options held by a Fund are priced as of their close of trading (generally 4:15 p.m. Eastern Time).

Short-term debt investments which have a remaining maturity of 60 days or less may be valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

If any securities held by the Fund are restricted as to resale, the fair value of such securities is generally determined as the amount which the Fund could reasonably expect to realized from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 4:00 p.m., London time on the date of any determination of the Fund's NAV. Generally, trading in foreign securities is substantially completed each day at various times prior to the closed of the Exchange. Currency exchange rates are normally determined at the close of trading in London, England (11:00 a.m., New York Time). The closing prices for securities in markets or on exchanges outside the U.S. that close prior to the close of the Exchange may not fully reflect events that occur after such close but before the close of the Exchange. As a result, the Fund has adopted fair value pricing procedures, which, among other things, require the Fund to fair value such securities if these has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Fund to a significant extent. In addition, securities held by some of the Funds may be traded in foreign markets that are open for business on days that the Fund is not, and the trading of such securities on those days may have an impact on the value of a shareholder's investment at a time when the shareholder cannot buy and sell shares of the Fund.

The NAV for each class of the Fund is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A SHARES

Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge") or on a contingent deferred basis (the "contingent deferred sales charge or CDSC").

The fund no longer issues share certificates. Shares are electronically recorded. The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of Class A shares of the Fund are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to accumulate current purchases with the current offering price of the Class A, Class B, Class C, Class I, or Class R shares of the John Hancock mutual funds owned by the investor (see "Accumulation Privilege" below).

IN ORDER TO RECEIVE THE REDUCED SALES CHARGE, THE INVESTOR MUST NOTIFY HIS/HER FINANCIAL ADVISER AND/OR THE FINANCIAL ADVISER MUST NOTIFY JOHN HANCOCK SIGNATURE SERVICES, INC. ("SIGNATURE SERVICES") AT THE TIME OF PURCHASE OF THE CLASS A SHARES, ABOUT ANY OTHER JOHN HANCOCK MUTUAL FUNDS OWNED BY THE INVESTOR, THE INVESTOR'S SPOUSE AND THEIR CHILDREN UNDER THE AGE OF 21 (SEE "COMBINATION PRIVILEGE" BELOW). THIS INCLUDES INVESTMENTS HELD IN A RETIREMENT ACCOUNT, AN EMPLOYEE BENEFIT PLAN OR AT A BROKER OR FINANCIAL ADVISER OTHER THAN THE ONE HANDLING YOUR CURRENT PURCHASE. JOHN HANCOCK WILL CREDIT THE COMBINED VALUE, AT THE CURRENT OFFERING PRICE, OF ALL ELIGIBLE ACCOUNTS TO DETERMINE WHETHER YOU QUALIFY FOR A REDUCED SALES CHARGE ON YOUR CURRENT PURCHASE.

Without Sales Charges. Class A shares may be offered without a front-end sales charge or contingent deferred sales charge ("CDSC") to various individuals and institutions as follows:

- A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates, sub-adviser or Selling Firms; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, child, grandparent, grandchild, parent, sibling, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew and same sex domestic partner; "Immediate Family") of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

- A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

- A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

- A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

- Certain retirement plans participating in Merrill Lynch servicing programs offered in Class A shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Consultant for further information.

-     Retirement plans investing through PruSolutions(sm) program.

- Participants in certain 529 Plans that have a signed agreement with John Hancock Funds. No CDSC will be due for redemptions on plan purchases made at NAV with no finder's fee. However, if a plan had a finder's fee or commission, and the entire plan redeemed within 12 months of the first investment in the plan, a CDSC would be due.

- Participant directed retirement plans with at least 100 eligible employees at the inception of the Fund account. Each of these employees may purchase Class A shares with no initial sales charge, if the plan sponsor notifies Signature Services of the number of employees at the time the account is established. However, if the shares are redeemed within 12 months of the inception of the plan, a CDSC will be imposed at the following rate:

Amount Invested                 CDSC Rate
---------------                 ---------
First $1 to $4,999,999            1.00%
Next $1-$5M above that            0.50%
Next $1 or more above that        0.25%

As of July 15, 2004, no Class C shares paid a front-end sales charge.

Class A shares may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

With Reduced Sales Charges

Combination Privilege. For all shareholders in calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). Qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Firm's representative.

Accumulation Privilege. Class A investors may also reduce their Class A sales charge by taking into account not only the amount being invested but also the current offering price of all the Class A, Class B, Class C, Class I and Class R shares of all John Hancock funds already held by such person. However, Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. To receive a reduced sales charge, the investor must tell his/her financial adviser or Signature Services at the time of the purchase about any other John Hancock mutual funds held by that investor or his/her Immediate Family.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.

Letter of Intention. Reduced Class A sales charges under the Accumulation Privilege are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include traditional, Roth IRAs and Coverdell ESAs, SEP, SARSEP, 401(k), 403(b) (including TSAs), SIMPLE IRA, SIMPLE 401(k), Money Purchase Pension, Profit Sharing and Section 457 plans. An individual's non-qualified and qualified retirement plan investments can be combined to satisfy an LOI (either 13 or 48 months). Since some retirement plans are held in an omnibus account, an investor wishing to count retirement plan holdings towards a Class A purchase must notify Signature Services of these holdings. Such an investment (including accumulations, combinations and reinvested dividends) must aggregate $50,000 or more during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his or her attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES

Investments in Class B and Class C shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B and Class C shares which are redeemed within six years or one year of purchase, respectively, will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices or on shares derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to retirement plans that had more than 100 eligible employees at the inception of the Fund account. You must notify Signature Services of the number of eligible employees at the time your account is established.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C, or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

- Proceeds of 50 shares redeemed at $12 per shares (50 x 12)                $ 600.00
- *Minus Appreciation ($12 - $10) x 100 shares                               (200.00)
- Minus proceeds of 10 shares not subject to CDSC (dividend reinvestment)    (120.00)
                                                                            --------
- Amount subject to CDSC                                                    $ 280.00

*The appreciation is based on all 100 shares in the account NOT just the shares being redeemed.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Firms for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

* Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemption of Class B and Class C shares made under a periodic withdrawal plan or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note, this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC.)

* Certain retirement plans participating in Merrill Lynch servicing programs offered in Class A, Class B and Class C shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Consultant for further information.

* Redemptions of Class A shares by retirement plans that invested through the PruSolutions(sm) program.

* Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock.

For Retirement Accounts (such as traditional, Roth IRAs and Coverdell ESAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Internal Revenue Code) unless otherwise noted.

* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code. (Waiver based on required, minimum distribution calculations for John Hancock Mutual Fund IRA assets only.)

*     Returns of excess contributions made to these plans.

* Redemptions made to effect current distributions, as outlined in the chart on the following page, to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit Sharing Plan/401(k) Plans), 403(b), 457 and 408 (SEPs and SIMPLE IRAs) of the Internal Revenue Code.

Please see matrix for some examples.

                                401 (a) Plan
                                  (401 (k),
                                  MPP, PSP)
                                  457 & 408
        Type of                    (SEPs &                                             IRA, IRA                   Non-
      Distribution              Simple IRAs)          403 (b)           457            Rollover                retirement
--------------------------     --------------      ------------    ------------   --------------------    --------------------
Death or                       Waived              Waived          Waived         Waived                  Waived
Disability

Over 70 1/2                    Waived              Waived          Waived         Waived for              12% of
                                                                                  required                account value
                                                                                  minimum                 annually in
                                                                                  distributions*          periodic
                                                                                  or 12% of               payments
                                                                                  account value
                                                                                  annually in
                                                                                  periodic
                                                                                  payments.

Between 59 1/2                   Waived            Waived          Waived         Waived for Life         12% of account value
and 70 1/2                                                                        Expectancy or 12% of    annually in periodic
                                                                                  account value           payments
                                                                                  annually in periodic
                                                                                  payments.

Under 59 1/2                   Waived for          Waived for      Waived for     Waived for              12% of
(Class B and Class C only)     annuity             annuity         annuity        annuity                 account value
                               payments            payments        payments       payments                annually in
                               (72t) or 12%        (72t) or 12%    (72t) or 12%   (72t) or 12%            periodic
                               of account          of account      of account     of account              payments
                               value annually      value           value          value
                               in periodic         annually in     annually in    annually in
                               payments.           periodic        periodic       periodic
                                                   payments.       payments.      payments.

Loans                          Waived              Waived          N/A            N/A                     N/A

Termination of                 Not Waived          Not Waived      Not Waived     Not Waived              N/A
Plan

Hardships                      Waived              Waived          Waived         N/A                     N/A

Qualified                      Waived              Waived          Waived         N/A                     N/A
Domestic
Relations Orders

Termination of                 Waived              Waived          Waived         N/A                     N/A
Employment
Before Normal
Retirement Age

Return of Excess               Waived              Waived          Waived         Waived                  N/A

* Required minimum distributions based on John Hancock Mutual Fund IRA assets only.

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to a waiver.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholders will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class for shares of the same class in any other John Hancock fund offering that class.

Exchanges between funds are based on their respective net asset values. No sales charge is imposed, except on exchanges of Class A shares from Money Market Fund or U.S. Government Cash Reserve Fund to another John Hancock fund, if a sales charge has not previously been paid on those shares. However, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed. For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a retirement plan exchanges the plan's Class A account in its entirety from the Fund to a non-John Hancock investment, the one-year CDSC applies.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares which may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the order date of any investment.

Reinstatement or Reinvestment Privilege. If Signature Services is notified prior to reinvestment, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock fund, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

The Fund may refuse any reinvestment request and may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS."

Retirement plans participating in Merrill Lynch's servicing programs:

Class A shares are available at net asset value for Merrill Lynch retirement plans, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Consultant for further information.

For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES

Shares of the Fund may be purchased or redeemed through certain Selling Firms. Selling Firms may charge the investor additional fees for their services. The Fund will be deemed to have received a purchase or redemption order when an authorized Selling Firm, or if applicable, a Selling Firm's authorized designee, receives the order. Orders may be processed at the NAV next calculated after the Selling Firm receives the order. The Selling Firm must segregate any orders it receives after the close of regular trading on the New York Stock Exchange and transmit those orders to the Fund for execution at NAV next determined. Some Selling Firms that maintain network/omnibus/nominee accounts with the Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. This fee is paid by the Adviser, the Fund and/or John Hancock Funds, LLC (the Fund's principal distributor).

DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and one other series. Additional series may be added in the future. The Trustees have also authorized the issuance of three classes of shares of the Fund, designated as Class A, Class B and Class C.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to each class will be borne exclusively by that class, (ii) Class B and Class C shares will pay higher distribution and service fees than Class A shares and (iii) each class of shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to the multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares are purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Fund. However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the

Fund's assets for all losses and expenses of any shareholder held personally liable for reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock Fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection telephone redemptions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Shares of the Fund may generally be sold only to U.S. citizens, U.S. residents, and U.S. Domestic corporations, partnerships, trusts or estates.

TAX STATUS

The Fund, is treated as a separate entity for accounting and tax purposes, has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions and the diversification of its assets, the Fund will not be subject to Federal income tax on its taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distributions requirements.

Distribution from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain" they will be taxable as capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than net capital gain, after reduction by deductible expenses). Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to their investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Because more than 50% of the Fund's assets at the close of any taxable year will not consist of stocks or securities of foreign corporations, the Fund will be unable to pass such taxes through to shareholders (as additional income) along with a corresponding entitlement to a foreign tax credit or deduction. The Fund will deduct the foreign taxes it pays in determining the amount it has available for distribution to shareholders.

If the Fund invests in stock (including an option to acquire stock such as is inherent in a convertible bond) of certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gain) or hold at least 50% of their asset in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may be available to ameliorate these adverse tax consequences, but could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies or make an available election to minimize its tax liability or maximize its return for these investments.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency options, foreign currencies, or payables or receivables denominated in foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Transactions in foreign currencies that are not directly related to the Fund's investment in stock or securities, including speculative currency positions could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its gross income from each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund's investment company taxable income computed without regard to such loss the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

Certain options, futures, and forward foreign currency contracts undertaken by the Fund could cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of foreign currency contracts, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Additionally, the Fund may be required to recognize gain, but not loss, if an option, short sales or other transaction is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. Also, certain of the Fund's losses on its transactions involving options, futures or forward contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gains. Certain of such transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options, futures and forward contracts in order to seek to minimize any potential adverse tax consequences.

The amount of the Fund's net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities and/or engage in options transactions that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on those shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of the Fund (including by exercise of the exchange privilege) that in a transaction is treated as a sale for tax purposes, a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. A sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carry forward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.

For Federal income tax purposes, the Fund is permitted to carry forward a net realized capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. The Fund has a $4,431,628 capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. The Fund's carryforwards expire as follows: $3,046,491 on October 31, 2010 and $1,385,137 on October 31, 2011.

If the Fund should have dividend income that qualifies as Qualified Dividend Income, as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003, the maximum amount allowable will be designated by the Fund. This amount will be reflected on Form 1099-DIV for the current calendar year.

If the Fund should have dividend income that qualifies for the dividends-received deduction for corporations, it will be subject to the limitations applicable under the Code. The qualifying portion is limited to properly designated distributions attributed to dividend income (if any) the Fund receives from certain stock in U.S. domestic corporations and the deduction is subject to holding period requirements and debt-financing limitations under the Code.

Investment in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it acquires or holds any such obligations, in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seeks to avoid becoming subject to Federal income or excise tax.

For purposes of the dividends-received deduction available to corporations, dividends received by the Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) during a prescribed period extending before and after each such dividend and distributed and properly designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the holding period requirements stated above with respect to their shares of the Fund for each dividend in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, and, to the extend such basis would be reduced below zero, that current recognition of income would be required.

The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market or constructive sale rules applicable to certain options, futures, forwards, short sales or other transactions may also require the Fund to recognize income or gain without a concurrent receipt of cash. Additionally, some countries restrict repatriation which may make it difficult or impossible for the Fund to obtain cash corresponding to its earnings or assets in those countries. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may borrow cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although it may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number nor certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The foregoing discussion relates solely to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies and financial institutions. Dividends, capital gain distributions and ownership of or gains realized on the redemption (including an exchange) of shares of the Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8, W-8BEN or other authorized withholding certificate is on file and to backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE

As of October 31, 2004, the average annual total returns before taxes of the Class A shares of the Fund for the one year period and since the commencement of operations on March 1, 2001 were 1.03% and -7.64%, respectively.

As of October 31, 2004, the average annual total returns before taxes of the Class B shares of the Fund for the one year period and since the commencement of operations on March 1, 2001 were 0.65% and -7.74%, respectively.

As of October 31, 2004, the average annual total returns before taxes of the Class C shares of the Fund for the one year period and since the commencement of operations on March 1, 2001 were 4.65% and -6.98%, respectively. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge that became effective July 15, 2004.

The average annual total return before taxes is computed by finding the average annual compounded rate of return over the 1-year, 5-year and 10-year periods, or the period since inception, that would equate the initial amount invested to the ending redeemable value according to the following formula:

P(1+T)(n) = ERV

Where:

      P= a hypothetical initial payment of $1,000.

      T= average annual total return

      n= number of years

    ERV= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-year, 5-year or 10-year periods (or fractional portion).

The Fund discloses average annual total returns after taxes for Class A shares for the one, five and ten year periods ended December 31, 2004 in the prospectus. After tax returns are computed using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The average annual total return (after taxes on distributions) is computed by finding the average annual compounded rate of return over the 1-year, 5-year and 10-year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

P(1+T)(n) = ATV(D)

Where:

      P= a hypothetical initial payment of $1,000.

      T= average annual total return (after taxes on distributions)

      n= number of years

 ATV(D)= ending value of a hypothetical $1,000 payment made at the beginning of the 1-year, 5-year, or 10-year periods (or fractional portion) after taxes on fund distributions but not after taxes on redemption.

The average annual total return (after taxes on distributions and redemption) is computed by finding the average annual compounded rate of return over the 1-year, 5-year, and 10-year periods, or the period since inception, that would equate the initial amount invested to the ending redeemable value according to the following formula:

P(1+T)(n) = ATV(DR)

Where:

      P= a hypothetical initial payment of $1,000.

      T= average annual total return (after taxes on distributions and redemption)

      n= number of years

ATV(DR)= ending value of a hypothetical $1,000 payment made at the beginning of the 1-year, 5-year or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

Because each class has its own sales charge and fee structure, the classes have different performance results. In the case of each class, these calculations assume the maximum sales charge is included in the initial investment or the CDSC is applied at the end of the period, respectively. These calculations assume that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period. Total returns may be quoted with or without taking the Fund's sales charge on Class A shares or the CDSC on Class B or Class C shares into account. Excluding the Fund's sales charge on Class A shares and the CDSC on Class B or Class C shares from a total return calculation produces a higher total return figure.

The Fund may advertise yield, where appropriate. The Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share (which includes the full sales charge) on the last day of the period, according to the following standard formula:

                          Yield = 2 ([(a-b/cd)+1](6)-1)

Where:

      a = dividends and interest earned during the period.

      b = net expenses accrued during the period.

      c = the average daily number of fund shares outstanding during the period that would be entitled to receive dividends.

      d = the maximum offering price per share on the last day of the period
          (NAV where applicable).

From time to time, in reports and promotional literature, the Fund's total return will be compared to indices of mutual funds such as Lipper Analytical Services, Inc.'s "Lipper - Mutual Fund Performance Analysis," a monthly publication which tracks net assets, total return and yield on mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as the Russell and Wilshire Indices.

Performance rankings and ratings reported periodically in, and excerpts from, national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S may also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta". Beta is a reflection of the market related risk of the Fund by showing how responsive the Fund is to the market.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser's investment and/or trading personnel. Orders for purchases and sales of securities are placed in a manner, which, in the opinion of such personnel, will offer the best price and market for the execution of each such transaction. The Fund's trading practices and investments are reviewed periodically by the Adviser's Senior Investment Policy Committee and its Brokerage Practices Committee which consists of officers of the Adviser and quarterly by the Adviser's Investment Committee which consists of officers of the Adviser and Trustees of the Trust who are interested persons of the Fund.

Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market maker reflect a "spread." Investments in debt securities are generally traded on a "net" basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions. In the U.S. Government securities market, securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. Investments in equity securities are generally traded on exchanges or on over-the-counter markets at fixed commission rates or on a net basis. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. The policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with best execution, the Fund's trades may be executed by dealers that also sell shares of John Hancock funds. However, the Adviser does not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, and may include, to a lesser extent, the availability and value of research information and statistical assistance furnished to the Adviser of the Fund. The Adviser has implemented policies and procedures (approved by the Fund's board of Trustees) reasonably designed to ensure that the Fund's selection of the broker-dealer is not influenced by considerations about the sales of Fund shares.

Where research is available for cash payments, the Adviser pays for such research from its own resources, and not with brokerage commissions. In other cases, as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Adviser that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. For the fiscal year ended October 31, 2004, the Fund paid $4,687 as compensation to brokers for research services such as industry, economic and company reviews and evaluations of securities. "Commissions", as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, mark-downs, commission equivalents and other fees received by dealers in riskless principal transactions placed in the over-the-counter market.

The term "brokerage and research services" includes research services received from broker-dealers which supplement the Adviser's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; and information concerning prices and ratings of securities. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communication of trade information, the providing of specialized consultations with the Adviser's personnel with respect to computerized systems and data furnished as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

The outside research assistance is useful to the Adviser since the broker-dealers used by the Adviser tend to follow a broader universe of securities and other matters than the Adviser's staff can follow. In addition, the research provides the Adviser with a diverse perspective on financial markets. Research services provided to the Adviser by broker-dealers are available for the benefit of all accounts managed or advised by the Adviser or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser's clients, including the Fund. However, the Fund is not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

The Adviser believes that the research services are beneficial in supplementing the Adviser's research and analysis and that they improve the quality of the Adviser's investment advice. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The advisory fee paid by the Fund is not reduced because the Adviser receives such services. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. However, to the extent that the Adviser would have purchased research services had they not been provided by broker-dealers or would have developed comparable information through its own staff, the expenses to the Adviser could be considered to have been reduced accordingly. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis.

Broker-dealers may be willing to furnish statistical, research and other factual information or service to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund or the Adviser's other clients.

In effecting portfolio transactions on behalf of the Fund and the Adviser's other clients, the Adviser may from time to time instruct the broker-dealer that executes the transaction to allocate, or "step-out", a portion of the transaction to another broker-dealer. The broker-dealer to which the Adviser "stepped-out" would then settle and complete the designated portion of the transaction. Each broker-dealer would receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

While the Adviser's officers will be primarily responsible for the allocation of the Fund's brokerage business, the policies in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees. For the fiscal years ended October 31, 2002, 2003 and 2004, the Fund paid negotiated brokerage commissions of $44,543, $67,332 and $58,969, respectively.

Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through brokers affiliated with the Adviser ("Affiliated Brokers"). Affiliated Brokers may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company Act) of the Fund, the Adviser, or the Affiliated Broker. Because the Adviser that is affiliated with the Affiliated Broker has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker dealer ("Signator" or "Affiliated Broker"). The Adviser's indirect parent, Manulife Financial, is the parent of another broker-dealer, Manulife Financial Securities, LLC ("MF Securities") or ("Affiliated Broker"). For the fiscal years ended October 31, 2002, 2003 and 2004, the Fund paid no brokerage commissions to any Affiliated Broker.

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. Because of this, client accounts in a particular style may sometimes not sell or acquire securities as quickly or at the same prices as they might if each were managed and traded individually.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each participating account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size ( a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, strategies, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings as frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, a wholly owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays Signature Services monthly a fee which is based on an annual rate of $16.00 for each Class A shareholder account and $18.50 for each Class B shareholder account and $17.50 for each Class C shareholder account. The Fund also pays Signature Services monthly a fee based on an annual rate of 0.05% of average daily net assets attributable to Class A, Class B and Class C shares. For Class A, B, and C shares, the Fund also pays certain out-of pocket expenses. Expenses are aggregated and allocated to each class on the basis of their relative net asset values. For shares held of record in omnibus or there group accounts where administration and other shareholder services are provided by the Selling Firm or group administrator, the Selling Firm or administrator will charge a service fee to the Fund. For such shareholders, Signature Services does not charge its account fee.

CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and The Bank of New York, One Wall Street, New York, New York 10286. Under the custodian agreement, The Bank of New York is performing custody, portfolio, Foreign Custody Manager and fund accounting services.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm of the Fund is PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP audits and renders an opinion on the Fund's annual financial statements and reviews the Fund's annual Federal income tax return.

APPENDIX A - MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's primary securities and investment practices. You may find the most concise description of the fund's risk profile in the prospectus.

A fund is permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the Fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them with examples of related securities and investment practices included in brackets. See the "Investment Objective and Policies" and "Investment Restrictions" sections of this Statement of Additional Information for a description of this Fund's investment policies. The Fund follows certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the Fund will earn income or show a positive return over any period of time -- days, months or years.

TYPES OF INVESTMENT RISK

CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks. (e.g., short sales, financial futures and options; securities and index options, currency contracts).

CREDIT RISK The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. (e.g., borrowing; reverse repurchase agreements, repurchase agreements, securities lending, non-investment-grade securities, financial futures and options; securities and index options).

CURRENCY RISK The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. (e.g., foreign equities, financial futures and options; securities and index options, currency contracts).

INFORMATION RISK The risk that key information about a security or market is inaccurate or unavailable. (e.g., non-investment-grade securities, foreign equities).

INTEREST RATE RISK The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. (e.g., non-investment-grade securities, financial futures and options; securities and index options).

LEVERAGE RISK Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g., borrowing; reverse repurchase agreements, when-issued securities and forward commitments).

- HEDGED When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. (e.g., short sales, financial futures and options securities and index options; currency contracts).

- SPECULATIVE To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost. (e.g., short sales, financial futures and options securities and index options; currency contracts).

- LIQUIDITY RISK The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. (e.g., non-investment-grand securities, short sales, restricted and illiquid securities, financial futures and options securities and index options; currency contracts).

MANAGEMENT RISK The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

MARKET RISK The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them. (e.g., short sales, short-term trading, when-issued securities and forward commitments, non-investment-grade securities, foreign equities, financial futures and options; securities and index options restricted and illiquid securities).

NATURAL EVENT RISK The risk of losses attributable to natural disasters, crop failures and similar events. (e.g., foreign equities).

OPPORTUNITY RISK The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. (e.g., short sales, when-issued securities and forward commitments; financial futures and options; securities and index options, currency contracts).

POLITICAL RISK The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war. (e.g., foreign equities).

VALUATION RISK The risk that a fund has valued certain of its securities at a higher price than it can sell them for. (e.g., non-investment-grade securities, restricted and illiquid securities).

APPENDIX B

DESCRIPTION OF BOND RATINGS

The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group represent their opinions as to the quality of various debt instruments they undertake to rate. It should be emphasized that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

MOODY'S INVESTORS SERVICE, INC.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment at some time in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack the characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represented obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

STANDARD & POOR'S RATINGS GROUP

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B: Debt rated BB, and B is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CCC Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC The rating 'CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

APPENDIX C

SUMMARY OF PROXY VOTING

                           JOHN HANCOCK ADVISERS, LLC
                     SOVEREIGN ASSET MANAGEMENT CORPORATION
                              PROXY VOTING SUMMARY

We believe in placing our clients' interests first. Before we invest in a particular stock or bond, our team of portfolio managers and research analysts look closely at the company by examining its earnings history, its management team and its place in the market. Once we invest, we monitor all our clients' holdings, to ensure that they maintain their potential to produce results for investors.

As part of our active investment management strategy, we keep a close eye on each company we invest in. Routinely, companies issue proxies by which they ask investors like us to vote for or against a change, such as a new management team, a new business procedure or an acquisition. We base our decisions on how to vote these proxies with the goal of maximizing the value of our clients' investments.

Currently, John Hancock Advisers, LLC ("JHA") and Sovereign Asset Management Corporation ("Sovereign") manage open-end funds, closed-end funds and portfolios for institutions and high-net-worth investors. Occasionally, we utilize the expertise of an outside asset manager by means of a subadvisory agreement. In all cases, JHA or Sovereign makes the final decision as to how to vote our clients' proxies. There is one exception, however, and that pertains to our international accounts. The investment management team for international investments votes the proxies for the accounts they manage. Unless voting is specifically retained by the named fiduciary of the client, JHA and Sovereign will vote proxies for ERISA clients.

In order to ensure a consistent, balanced approach across all our investment teams, we have established a proxy oversight group comprised of associates from our investment, operations and legal teams. The group has developed a set of policies and procedures that detail the standards for how JHA and Sovereign vote proxies. The guidelines of JHA have been approved and adopted by each fund client's board of trustees who have voted to delegate proxy voting authority to their investment adviser, JHA. JHA and Sovereign's other clients have granted us the authority to vote proxies in our advisory contracts or comparable documents.

JHA and Sovereign have hired a third party proxy voting service which has been instructed to vote all proxies in accordance with our established guidelines except as otherwise instructed.

In evaluating proxy issues, our proxy oversight group may consider information from many sources, including the portfolio manager, management of a company presenting a proposal, shareholder groups, and independent proxy research services. Proxies for securities on loan through securities lending programs will generally not be voted, however a decision may be made to recall a security for voting purposes if the issue is material.

Below are the guidelines we adhere to when voting proxies. Please keep in mind that these are purely guidelines. Our actual votes will be driven by the particular circumstances of each proxy. From time to time votes may ultimately be cast on a case-by-case basis, taking into consideration relevant facts and circumstances at the time of the vote. Decisions on these matters (case-by-case, abstention, recall) will normally be made by a portfolio manager under the supervision of the chief investment officer and the proxy oversight group. We may abstain from voting a proxy if we conclude that the effect on our clients' economic interests or the value of the portfolio holding is indeterminable or insignificant.

PROXY VOTING GUIDELINES

BOARD OF DIRECTORS

We believe good corporate governance evolves from an independent board.

We support the election of uncontested director nominees, but will withhold our vote for any nominee attending less than 75% of the board and committee meetings during the previous fiscal year. Contested elections will be considered on a case by case basis by the proxy oversight group, taking into account the nominee's qualifications. We will support management's ability to set the size of the board of directors and to fill vacancies without shareholder approval but will not support a board that has fewer than 3 directors or allows for the removal of a director without cause.

We will support declassification of a board and block efforts to adopt a classified board structure. This structure typically divides the board into classes with each class serving a staggered term.

In addition, we support proposals for board indemnification and limitation of director liability, as long as they are consistent with corporate law and shareholders' interests. We believe that this is necessary to attract qualified board members.

SELECTION OF AUDITORS

We believe an independent audit committee can best determine an auditor's qualifications.

We will vote for management proposals to ratify the board's selection of auditors, and for proposals to increase the independence of audit committees.

CAPITALIZATION

We will vote for a proposal to increase or decrease authorized common or preferred stock and the issuance of common stock, but will vote against a proposal to issue or convert preferred or multiple classes of stock if the board has unlimited rights to set the terms and conditions of the shares, or if the shares have voting rights inferior or superior to those of other shareholders.

In addition, we will support a management proposal to: create or restore preemptive rights; approve a stock repurchase program; approve a stock split or reverse stock split; and, approve the issuance or exercise of stock warrants

ACQUISITIONS, MERGERS AND CORPORATE RESTRUCTURING

Proposals to merge with or acquire another company will be voted on a case-by-case basis, as will proposals for recapitalization, restructuring, leveraged buyout, sale of assets, bankruptcy or liquidation. We will vote against a reincorporation proposal if it would reduce shareholder rights. We will vote against a management proposal to ratify or adopt a poison pill or to establish a supermajority voting provision to approve a merger or other business combination. We would however support a management proposal to opt out of a state takeover statutory provision, to spin-off certain operations or divisions and to establish a fair price provision.

CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS

In general, we support proposals that foster good corporate governance procedures and that provide shareholders with voting power equal to their equity interest in the company.

To preserve shareholder rights, we will vote against a management proposal to restrict shareholders' right to: call a special meeting and to eliminate a shareholders' right to act by written consent. In addition, we will not support a management proposal to adopt a supermajority vote requirement to change certain by-law or charter provisions or a non-technical amendment to by-laws or a charter that reduces shareholder rights.

EQUITY-BASED COMPENSATION

Equity-based compensation is designed to attract, retain and motivate talented executives and independent directors, but should not be so significant as to materially dilute shareholders' interests.

We will vote against the adoption or amendment of a stock option plan if:

      -     the compensation committee is not fully independent

      -     plan dilution is more than 10% of outstanding common stock,

      - company allows or has allowed the re-pricing or replacement of underwater options in the past three fiscal years (or the exchange of underwater options) without shareholder approval.

      - the option is not premium priced or indexed, or does not vest based on future performance

With respect to the adoption or amendment of employee stock purchase plans or a stock award plan, we will vote against management if:

      - the plan allows stock to be purchased at less than 85% of fair market value;

      -     this plan dilutes outstanding common equity greater than 10%

      - all stock purchase plans, including the proposed plan, exceed 15% of outstanding common equity

      -     the potential dilution from all company plans is more than 85%

With respect to director stock incentive/option plans, we will vote against management if:

      - the minimum vesting period for options or time lapsing restricted stock is less than one year

      -     the potential dilution for all company plans is more than 85%

OTHER BUSINESS

For routine business matters which are the subject of many proxy related questions, we will vote with management proposals to:

      -     change the company name;

      -     approve other business;

      -     adjourn meetings;

      -     make technical amendments to the by-laws or charters;

      -     approve financial statements;

      -     approve an employment agreement or contract.

SHAREHOLDER PROPOSALS

Shareholders are permitted per SEC regulations to submit proposals for inclusion in a company's proxy statement. We will generally vote against shareholder proposals and in accordance with the recommendation of management except as follows where we will vote for proposals:

      -     calling for shareholder ratification of auditors;

      -     calling for auditors to attend annual meetings;

      -     seeking to increase board independence;

      -     requiring minimum stock ownership by directors;

      - seeking to create a nominating committee or to increase the independence of the nominating committee;

      -     seeking to increase the independence of the audit committee.

CORPORATE AND SOCIAL POLICY ISSUES

We believe that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors.

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally vote against business practice proposals and abstain on social policy issues, though we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

                           JOHN HANCOCK ADVISERS, LLC
                     SOVEREIGN ASSET MANAGEMENT CORPORATION
                             PROXY VOTING PROCEDURES

THE ROLE OF THE PROXY VOTING SERVICE

John Hancock Advisers, LLC ("JHA") and Sovereign Asset Management Corporation ("Sovereign") have hired a proxy voting service to assist with the voting of client proxies. The proxy service coordinates with client custodians to ensure that proxies are received for securities held in client accounts and acted on in a timely manner. The proxy service votes all proxies received in accordance with the proxy voting guidelines established and adopted by JHA and Sovereign. When it is unclear how to apply a particular proxy voting guideline or when a particular proposal is not covered by the guidelines, the proxy voting service will contact the proxy oversight group coordinator for a resolution.

THE ROLE OF THE PROXY OVERSIGHT GROUP AND COORDINATOR

The coordinator will interact directly with the proxy voting service to resolve any issues the proxy voting service brings to the attention of JHA or Sovereign. When a question arises regarding how a proxy should be voted the coordinator contacts the firm's investment professionals and the proxy oversight group for a resolution. In addition the coordinator ensures that the proxy voting service receives responses in a timely manner. Also, the coordinator is responsible for identifying whether, when a voting issue arises, there is a potential conflict of interest situation and then escalating the issue to the firm's Executive Committee. For securities out on loan as part of a securities lending program, if a decision is made to vote a proxy, the coordinator will manage the return/recall of the securities so the proxy can be voted.

THE ROLE OF MUTUAL FUND TRUSTEES

The boards of trustees of our mutual fund clients have reviewed and adopted the proxy voting guidelines of the funds' investment adviser, JHA. The trustees will periodically review the proxy voting guidelines and suggest changes they deem advisable.

CONFLICTS OF INTEREST

Conflicts of interest are resolved in the best interest of clients.

With respect to potential conflicts of interest, proxies will be voted in accordance with JHA's or Sovereign's predetermined policies. If application of the predetermined policy is unclear or does not address a particular proposal, a special internal review by the JHA Executive Committee or Sovereign Executive Committee will determine the vote. After voting, a report will be made to the client (in the case of an investment company, to the fund's board of trustees), if requested. An example of a conflict of interest created with respect to a proxy solicitation is when JHA or Sovereign must vote the proxies of companies that they provide investment advice to or are currently seeking to provide investment advice to, such as to pension plans.

                                   APPENDIX D

                               JOHN HANCOCK FUNDS

               DESCRIPTION OF PORTFOLIO HOLDINGS DISCLOSURE POLICY

      GENERAL. The Board of Trustees has adopted a policy that governs when and by whom portfolio holdings information may be provided to investors, service providers to the fund or market participants. It is the policy of the fund to provide nonpublic information regarding fund's portfolio holdings only in the limited circumstances permitted by the policy and only where there is a legitimate business purpose for providing the information. The policy applies to the officers of the fund, the adviser, any subadviser, John Hancock Funds, its affiliates and their employees. This is a summary of the fund's policy. The Board of Trustees has approved this policy and must approve any material changes. In doing so, the Board has concluded that the limited circumstances where disclosure of non-public information is permitted are in the best interests of the fund. Under no circumstances may any person receive compensation for providing non-public information regarding the fund's holdings to any person.

      The Board is responsible for overseeing the policy and has delegated to the Chief Compliance Officer ("CCO") the responsibility for monitoring the use of nonpublic information and the fund's and the Adviser's compliance with this policy. In connection with the Board's oversight of the policy, the CCO will provide periodic reports to the Board on the implementation of the policy, and the Board will review at least annually a list of the entities that have received nonpublic information, the frequency of such disclosures and the business purpose thereof. In addition, the Board must approve any modifications to the policy.

      The CCO is required to report any material issues that may arise under the policy or disclosure in violation of this policy to the Board of Trustees. If the fund or another party subject to this policy desire to provide portfolio information that has not already been made public to a Nonaffiliated Person (as defined below), the Board or the CCO determines if the interests of the fund and the services providers may be in conflict in determining whether to supply that such information. If the Board or the CCO determines that no conflict exists, the Board or the CCO may authorize release of the information. If the CCO determines that a conflict exists, the CCO refers the conflict to the Board of Trustees. When considering a potential conflict, the Board of Trustees shall only permit such disclosure of the nonpublic information if in their reasonable business judgment they conclude such disclosure will be in the best interest of shareholders.

      The following defined terms are used in the policy and this summary.

Nonpublic Information. Portfolio holdings are considered Nonpublic Information until such holdings are posted on a publicly available website which is disclosed in the fund prospectus or until filed with the SEC via Edgar on either Form N-CSR or Form N-Q.

"Affiliated Persons" are: (a) persons affiliated with the Funds, (b) the Funds' investment adviser or principal underwriter or any affiliate of either entity,
(c) the investment adviser's ultimate parent, Manulife Financial Corporation ("MFC") or any affiliate thereof, (d) in the case of a particular Fund portfolio, the subadviser to the portfolio, or any affiliate of the subadviser,
(e) the Funds' custodian and (f) the Funds' certified public accountants.

"Nonaffiliated Persons" is any person who is not an Affiliated Person.

PUBLIC DISCLOSURE. The Funds' portfolio holdings are disclosed in publicly available filings with the SEC (e.g. Form N-CSR or Form N-Q). The Funds also publish the following information on their website jhfunds.com:

(1) On the fifth business day after month-end, the following information for each fund will be posted on www.jhfunds.com: top ten holdings (% of each position); top ten sector analysis; total return/yield; top ten countries/SIC; average quality/maturity; beta/alpha/r2 (open-end funds only); top ten portfolio composition

(2) The following information regarding portfolio holdings will be posted on www.jhfunds.com each month on a one-month lag (i.e., information as of December 31 will be posted on February 1): security name; cusip; market value; shares/amount; coupon rate; maturity date

(3) With respect to Money Market Fund and U.S. Government Cash Reserve, the following information regarding portfolio holdings will be posted weekly on www.jhfunds.com: net assets; seven day yield; thirty day yield; % maturing in last seven days; portfolio breakdown by securities type; weighted average maturity

The information referenced in (1), (2), and (3) above will be available on the funds' website until a fund files its next Form N-CSR or Form N-Q with the Securities and Exchange Commission.

DISCLOSURE OF PORTFOLIO HOLDINGS TO NONAFFILIATED PERSONS

      Subject to monitoring and authorization by the CCO, persons subject to the policy may provide Nonpublic Information regarding portfolio holdings to Nonaffiliated Persons in the circumstances listed below. Each Nonaffiliated Person must agree to keep such information confidential and to prohibit its employees from trading on such information for personal or proprietary purposes. In addition, each Nonaffiliated Person must provide certification at least annually to the CCO stating that they have complied with the restrictions referenced above. The funds have ongoing relationships with any entities referenced below.

      RATING ORGANIZATIONS. Nonpublic Information regarding portfolio holdings will be provided to ratings organizations, such as Moodys, S&P, Morningstar and Lipper, for the purpose of reviewing the portfolio, the adviser or, if applicable, subadviser. Generally, this information is provided on a monthly basis, as soon as practical after the end of each month. The fund generally expects that it will continue to provide these rating organizations with such information. The Board believes that allowing rating organizations to have this information will provide the market with a rating for the fund and is in the best interests of shareholders.

      RISK MANAGEMENT, ATTRIBUTION, PORTFOLIO ANALYSIS TOOLS. Nonpublic Information regarding portfolio holdings may be provided to Factset, BondEdge, Investools, Salomon Yieldbook, Lehman Brothers Municipal Index Group, Wilshire, or other entities for the purpose of compiling reports and preparing data for use by the fund and its service providers. Generally, this information is provided on a daily or monthly basis, as soon as practical after the end of each day or month respectively. The fund generally expects that it will continue to provide these service providers with such information. The Board believes that having these analytical tools available to the fund and its service providers is in the best interests of shareholders.

      PROXY VOTING SERVICES. Nonpublic Information regarding portfolio holdings may be provided to IRRC, the fund's proxy voting service, for the purpose of voting proxies relating to portfolio holdings. The proxy voting service has regular access to the fund's portfolio holdings in order to determine if there are any securities held by the fund as to which there is upcoming shareholder action in which the fund is entitled to vote. The provision of this information is necessary in order to carry out the fund's proxy voting policy. The fund expects that it will continue to provide IRRC with such information.

      COMPUTER PRODUCTS AND SERVICES. Nonpublic Information regarding portfolio holdings may be provided to entities providing computer products and services to the Funds (for example, for the purpose of generating compliance reports or reports relating to proxy voting). These services may require regular, normally daily, access to the fund's portfolio holdings in order to provide the contracted services to the fund.

      INSTITUTIONAL TRADERS. Nonpublic Information regarding portfolio holdings may be provided to institutional traders to assist in research and trade execution. This information, which identifies current holdings without a time lag, is provided on an irregular basis and is normally only used to identify portfolio positions as to which the fund would welcome bids. The provision of this information is in the fund's best interest because it assists the fund in receiving the best possible price on the sale of portfolio holdings.

      COURTS AND REGULATORS. Nonpublic Information regarding portfolio holdings may be provided to any court or regulator with appropriate jurisdiction. The frequency and time lag depends upon the request. In providing this information, the fund is merely complying with its legal obligations.

      OTHER NONAFFILIATED PERSONS OR OTHER CIRCUMSTANCES. Nonpublic Information regarding portfolio holdings may be provided to other Nonaffiliated Persons or in other circumstances, if approved by the Board, the CCO or his or her designee. In determining whether to approve such disclosure, the Board or the CCO considers: (a) the purpose of providing such information, (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon and (c) whether such disclosure is in the best interest of the shareholders of the Fund. The time lag and frequency of the information being provided depends upon the nature of the request. The CCO only provides such information where the CCO has determined, in accordance with the authority delegated by the Board of Trustees, that the provision of the information is beneficial to the fund. The CCO is required to report to the Board of Trustees any provision of Non-Public information that falls in this category. The fund currently has an ongoing arrangement to provide to portfolio information to McMunn Associates, Inc., a financial printer, for the purpose of preparing fund shareholder reports and regulatory filings, typically within a week following the end of a reporting period.

DISCLOSURE OF PORTFOLIO HOLDINGS TO AFFILIATED PERSONS

      Certain affiliated persons of the fund or its service providers need access to Non-Public information regarding portfolio holdings in order to provide their services to the fund. For example, employees of the Adviser or a subadviser who provide portfolio management or administrative services to the funds need current access to portfolio holdings to perform those services. Accountants need access to portfolio holdings in performing audits. In addition, some persons who work for the affiliates of the adviser may need access to Non-Public information to perform their roles. For example, risk management personnel of the Adviser's parent, may need to know the portfolio holdings in order to evaluate whether the Adviser's internal controls are being properly implemented or designed. Generally, affiliated persons that have access to Non-Public Information are provided that information without time lag and with such frequency as is necessary to perform their duties, which frequently is daily. While the fund generally expects that it will continue to provide these service providers with such information, there are no ongoing arrangements to provide such data. The following is a list of the categories of affiliated persons who may be given access to portfolio holdings.

      - The Adviser or, if applicable, any subadviser (as identified under "Investment Advisory and Other Services" in this Statement of Additional Information) and their employees - provision of information on-going and daily.

      - The fund's custodian, the Bank of New York, (and its employees) which requires information in order to provide its assigned services to the fund - provision of information on-going and daily.

      - The fund's certified public accounting firm, as identified under "Independent Registered Public Accounting Firm" in this Statement of Additional Information, and its employees who provide audit or other services to the fund - provision of information on an annual basis, such information being provided immediately after the end of the fund's fiscal year, in connection with the accounting firm's audit of financial statements.

      - Manulife, its affiliates and any of their employees, to the extent such entities or persons are acting in a legal, accounting, compliance, internal control or supervisory capacity but only to the extent that such access is required to enable those employees to perform their assigned duties which do not conflict with the interests of the fund - provision of information is not on a scheduled basis, but rather on an as-needed basis to perform the functions referenced above.

      Each Affiliated Person must agree to keep such information confidential and to prohibit its employees from trading on such information for personal or proprietary purposes. In addition, each Affiliated Person must provide certification at least annually to the CCO stating that they have complied with the restrictions referenced above. As with any of the fund's policies, the CCO is charged with reviewing its implementation and evaluating periodically if it is reasonably designed to comply with the federal securities laws. The CCO will, in that process, consider whether the access outlined above to Affiliated Persons continues to be appropriate.

      The Board or the CCO may authorize the provision of any Nonpublic Information regarding portfolio holdings to other Affiliated Persons. If authorized by the CCO, the CCO must report such approval to the Board of Trustees.

FINANCIAL STATEMENT

The financial statements listed below are included in the Fund's 2004 Annual Report to Shareholders for the year ended October 31, 2004; (filed electronically on December 30, 2004, accession number 0000928816-04-001486) and are included in and incorporated by reference into Part B of the Registration Statement for John Hancock Biotechnology Fund (file nos. 811-4932 and 33-10722).

John Hancock World Fund
  John Hancock Biotechnology Fund

Statement of Assets and Liabilities as of October 31, 2004
    Statement of Operations for year ended October 31, 2004
    Statement of Changes in Net Assets for the two years ended October 31, 2004 Financial Highlights.
    Notes to Financial Statements.
    Schedule of Investments as of October 31, 2004
    Report of Independent Auditors.

JOHN HANCOCK
Biotechnology Fund

10.31.2004

Annual Report

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of James A. Shepherdson, Chief Executive Officer, flush left next to first paragraph.]


CEO CORNER

Table of contents

Your fund at a glance
page 1

Manager's report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Your expenses
page 8

Fund's investments
page 10

Financial statements
page 14

Trustees & officers
page 28

For more information
page 33


Dear Fellow Shareholders,

The stock market made little, if any, headway year-to-date through October 2004, as it wrestled with a variety of uncertainties. Questions about the continuing strength of the economy, the effects of rising interest rates and expectations for corporate earnings growth kept investors jittery. In addition, record high crude oil prices, geopolitical issues and a closely contested U.S. presidential race all weighed on the market. The picture brightened in early November with the election over and oil prices moderating somewhat.

Year-to-date through October 31, 2004, the Standard & Poor's 500 Index was up 3.06%, while the Dow Jones Industrial Average and the Nasdaq Composite Index were slightly negative, returning -2.40% and -1.05%, respectively. Despite the Federal Reserve's three hikes in short-term interest rates from historic lows, bonds still managed to outperform stocks, with the Lehman Brothers Aggregate Bond Index up 4.22%.

In news closer to home, we are pleased to announce that on June 15, 2004, your fund's Board of Trustees appointed Charles L. Ladner as independent Chairman of the Board of Trustees, a position previously held by John Hancock Funds LLC's former Chairman and Chief Executive Officer, Maureen Ford Goldfarb. This appointment came in advance of new SEC regulations requiring all mutual funds to have independent chairmen.

Mr. Ladner has served as an independent member of John Hancock Funds' Board of Trustees since 1992 and formerly held the position of Senior Vice President and Chief Financial Officer of UGI Corporation, a public utility holding company in Valley Forge, PA, until his retirement in 1998. He brings a wealth of knowledge, experience and leadership and we are delighted to have him serve as Chairman.

Sincerely,

/S/ James A. Shepherdson

James A. Shepherdson,
Chief Executive Officer


This commentary reflects the CEO's views as of October 31, 2004. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks
long-term capital
appreciation by
normally investing
at least 80% of its
assets in securities
of U.S. and foreign
biotechnology
companies.

Over the last twelve months

* Biotechnology stocks posted decent returns, but performed far better in the first half than they did in the second.

* The Fund benefited from good stock selection.

* Smaller companies with funding concerns disappointed investors.

[Bar chart with heading "John Hancock Biotechnology Fund". Under the heading is a note that reads "Fund performance for the year ended October 31, 2004." The chart is scaled in increments of 4% with 0% at the bottom and 8% at the top. The first bar represents the 6.36% total return for Class A. The second bar represents the 5.65% total return for Class B. The third bar represents the 5.65% total return for Class C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

13.1%   Amgen, Inc.
 6.3%   Biogen Idec, Inc.
 5.3%   Gilead Sciences, Inc.
 4.4%   Genentech, Inc.
 4.0%   Genzyme Corp.
 3.1%   Teva Pharmaceutical Industries Ltd.
 2.6%   Affymetrix, Inc.
 2.5%   OSI Pharmaceuticals, Inc.
 2.4%   Medicines Co. (The)
 2.4%   Celgene Corp.

As a percentage of net assets on October 31, 2004

BY LINDA I. MILLER, CFA, PORTFOLIO MANAGER

MANAGER'S
REPORT

JOHN HANCOCK
Biotechnology Fund

Biotechnology stocks posted decent returns for the 12 months ended October 31, 2004, although they fared far better in the first half of the period than they did in the second. Much of the sector's early strength can be traced to relatively strong economic conditions, which fueled demand for faster growing stocks, as well as positive clinical trial results and a rise in product approvals. But as robust economic growth gave way to more anemic conditions, biotech and other fast-growing stock sectors started to fade when investors gravitated to more stable, defensive sectors. Weakened equity markets called into question the ability of some biotech companies to tap them for funding. Other difficulties confronting biotechs included worries that a change in the White House would mean more regulation, open the door to cheap drugs from abroad, impose price curbs and tamper with the recent Medicare reform initiatives. Product-related disappointments further clouded the outlook for biotech stocks in the final months of the period.

"Biotechnology stocks posted
 decent returns for the 12 months
 ended October 31, 2004, although
 they fared far better in the first
 half of the period than they did in
 the second."

Performance review

For the 12 months ended October 31, 2004, John Hancock Biotechnology Fund's Class A, Class B and Class C shares posted total returns of 6.36%, 5.65% and 5.65%, respectively, at net asset value. During the same one-year period, the more broadly diversified average health/biotechnology fund had a total return of 5.93%, according to Lipper, Inc.,1 while the Standard & Poor's 500 Index returned 9.42% and the Nasdaq Biotechnology Index returned -2.81%. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. See pages six and seven for historical performance results. The Fund's outperformance of its peers and benchmark Nasdaq Biotechnology Index can be attributed primarily to strong stock selection within the health care group.

[A photo of Linda Miller flush right next to first paragraph.]

New drugs boost leaders

At the top of our best-performers list were OSI Pharmaceuticals and Biogen Idec. OSI's stock price began zooming higher in June on news that its experimental cancer drug Tarceva had extended survival in late-stage lung cancer patients. Tarceva is what's known as an epidermal growth factor receptor inhibitor that shrinks tumors by blocking proteins that promote the spread of cancer cells. In the fall, the stock got another boost when the company announced that it had received fast-track regulatory approval from the Food and Drug Administration for Tarceva, meaning the agency has six months from the application receipt date, or until January 30, 2005, to take action. Biogen Idec's shares also posted strong gains in part due to excitement over the company's Antegren drug to treat the symptoms of multiple sclerosis, which may launch later this year. Another winner was Eyetech Pharmaceuticals, which was buoyed by investors' enthusiasm over the company's experimental treatment Macugen, a drug for the sight-robbing disease called wet age-related macular degeneration. Investors also liked the fact that the company has plenty of financial support from its marketing and development partner Pfizer. We also enjoyed good gains from our holdings in Tularik, which was lifted mid-year by news that the company -- which develops potential therapies for cancer, diabetes and obesity -- was to be acquired by Amgen, the world's largest biotech company. Unfortunately, Amgen's stock stumbled in reaction to concerns about new pricing guidelines for its chemotherapy-related products.

Other winners included Gilead Sciences, which enjoyed better-than-expected financial results thanks to strong sales growth of its HIV treatments, and Sepracor, which bounced back from a dismal 2003 thanks to clinical success of its drug used to treat insomnia.

"Merger and acquisition
 activity provided the
 underpinnings for some of
 our other best performers."

"Urge to merge"

Merger and acquisition activity provided the underpinnings for some of our other best performers. The stock price of Atrix Labs, which markets an injectable prostate drug, was boosted on news that it would be acquired by Vancouver-based biotech company QLT. Likewise, Ilex Oncology Inc, which makes a leukemia treatment, moved higher on news that Genzyme Corp. planned to acquire it.

[Table at top left-hand side of page entitled "Top industry groups." The first listing is Biotechnology 67%; the second is Pharmaceuticals 14%, the third is Health care equipment 10% and the fourth is Health care services 5%.]

Early stage companies fall out of favor

Companies dependent on the capital markets to fund their future growth fell out of favor during the year and were among our biggest disappointments. The main worry was that given the downturn in the stock market in the second half of the period, some biotech companies wouldn't be able to raise enough money to bring exciting and innovative products to market. Among our holdings that were hurt by this development were Human Genome Sciences, Amylin Pharmaceuticals, NPS Pharmaceuticals and Onyx Pharmaceuticals. We also suffered losses with Chiron, which plummeted on news that U.K. authorities prohibited the company from shipping Fluvirin this season, which was to account for about 50% of the flu vaccines sold in the United States. We sold the stock.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 10-31-04." The chart is divided into two sections (from top to left): Common stocks 95%, and Short-term investments & other 5%. ]

Outlook

We're reasonably optimistic about the prospects for biotech stocks. The world's aging population provides strong support for a bullish outlook for the group over the long term. We believe that there are other, more near-term factors working in the group's favor. Just after the Fund's fiscal year ended, President Bush was re-elected to a second term. That seemed to reassure investors that status quo, rather than radical change, will be the watchwords for national health care policies. Furthermore, large biotech companies enjoy a marketplace that has high barriers to entry, thereby limiting potential competition over the next year or so. But the performance

[Table at top of page entitled "Scorecard." The header for the left column is "Investment" and the header for the right column is "Period's performance...and what's behind the numbers." The first listing is OSI Pharmaceuticals followed by an up arrow with the phrase "Positive clinical trials for lung cancer drug boost stock." The second listing is Gilead Sciences followed by an up arrow with the phrase, "Strong sales of HIV treatments fuel better financial results." The third listing is Chiron followed by a down arrow with the phrase, "U.K. shuts down manufacturing of flu vaccine."]

of biotech stocks will continue to hinge on innovation, new product approvals and valuations. We're impressed with the current pace of innovation, although new product approval may slow somewhat as the FDA takes a more cautious view in light of recent developments with Merck and Chiron. In terms of valuations, there remain many reasonably priced opportunities, although some stocks appear to have gotten too expensive. Given that funding could remain an issue for smaller companies, they are likely to remain the type of investment they've always been: more speculative ventures with poten tially higher rewards. In our view, those factors all add up to an environment that we believe plays to our stock-picking strengths.

"We're reasonably optimistic about
 the prospects for biotech stocks."


This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. The manager's statements reflect her own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

A LOOK AT
PERFORMANCE

For the period ended
October 31, 2004

                              Class A      Class B      Class C
Inception date                 3-1-01       3-1-01       3-1-01

Average annual returns with maximum sales charge (POP)
One year                         1.03%        0.65%        4.65%
Since inception                 -7.64        -7.74        -6.98

Cumulative total returns with maximum sales charge (POP)
One year                         1.03         0.65         4.65
Since inception                -25.28       -25.60       -23.30

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in two separate indexes.

             Cum Value    Cum Value                       Nasdaq
               of $10K      of $10K      S&P 500   Biotechnology
Plot Date     (No Load)     (w/Load)       Index           Index

3-1-01         $10,000       $9,500      $10,000         $10,000
3-31-01          8,520        8,091        9,366           7,966
4-30-01          9,870        9,373       10,094           9,476
7-31-01          9,300        8,832        9,817           9,030
10-31-01         9,490        9,012        8,621           8,975
1-31-02          8,609        8,176        9,227           8,104
4-30-02          6,927        6,578        8,820           6,768
7-31-02          5,606        5,324        7,498           5,334
10-31-02         5,556        5,276        7,318           5,314
1-31-03          5,105        4,848        7,103           5,051
4-30-03          5,586        5,305        7,647           5,966
7-31-03          7,368        6,997        8,296           7,614
10-31-03         7,398        7,025        8,842           7,432
1-31-04          8,429        8,004        9,560           8,048
4-30-04          8,979        8,527        9,397           8,121
7-31-04          7,808        7,415        9,389           7,138
10-31-04         7,868        7,472        9,663           7,338

[Line chart with the heading "GROWTH OF $10,000." Within the chart are four lines. The first line represents Standard & Poor's 500 Index and is equal to $9,663 as of October 31, 2004. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Biotechnology Fund, before sales charge, and is equal to $7,868 as of October 31, 2004.
The third line represents the value of the same hypothetical $10,000 investment made in the John Hancock Biotechnology Fund, after sales charge, and is equal to $7,472 as of October 31, 2004. The fourth line represents the NASDAQ Biotechnology Index and is equal to $7,338 as of October 31, 2004.]

                                    Class B     Class C 1
Period beginning                     3-1-01      3-1-01
Without sales charge                 $7,670      $7,670
With maximum sales charge             7,440       7,670
Index 1                               9,663       9,663
Index 2                               7,338       7,338

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of October 31, 2004. The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Standard & Poor's 500 Index -- Index 1 -- is an unmanaged index that includes 500 widely traded common stocks.

Nasdaq Biotechnology Index -- Index 2 -- is an unmanaged index that represents the largest and most actively traded Nasdaq biotechnology stocks.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

1 No contingent deferred sales charge applicable.

YOUR
EXPENSES

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

* Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

* Ongoing operating expenses including management fees, distribution and service fees (if applicable) and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund's actual ongoing operating expenses, and is based on your fund's actual return. It assumes an account value of $1,000.00 on April 30, 2004, with the same investment held until October 31, 2004.


Account value                                              Expenses paid
$1,000.00                             Ending value         during period
on 4-30-04                             on 10-31-04        ended 10-31-04 1
--------------------------------------------------------------------------
Class A                                    $876.30                 $7.55
Class B                                     873.60                 10.83
Class C                                     873.60                 10.83


Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2004 by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Example

 --                                --      --              --
| My account value  /                |    | "expenses paid"  |      My
|                  / $1,000.00 = 8.6 | X $|                  | =  actual
|    $8,600.00    /                  |    |    from table    |   expenses
 --                                --      --              --

Hypothetical example for comparison purposes

This table allows you to compare your fund's ongoing operating expenses with those of any other fund. It provides an example of the Fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annual return before expenses (which is not your fund's actual return). It assumes an account value of $1,000.00 on April 30, 2004, with the same investment held until October 31, 2004. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.


Account value                                              Expenses paid
$1,000.00                             Ending value         during period
on 4-30-04                             on 10-31-04        ended 10-31-04 1
--------------------------------------------------------------------------
Class A                                  $1,017.09                 $8.11
Class B                                   1,013.57                 11.64
Class C                                   1,013.57                 11.64

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund's annualized expense ratio of 1.60%, 2.30% and 2.30% for Class A, Class B, Class C, respectively, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year/365 or 366] (to reflect the one-half year period).

FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
October 31, 2004

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


Issuer                                                                                         Shares           Value
Common stocks 95.21%                                                                                      $19,776,244
(Cost $17,245,155)

Biotechnology 66.85%                                                                                       13,884,994
Abgenix, Inc. (I)                                                                              31,000         282,410
Alkermes, Inc. (I)                                                                             11,000         136,070
Amgen, Inc. (I)                                                                                48,000       2,726,400
Amylin Pharmaceuticals, Inc. (I)(L)                                                             6,000         127,800
Applera Corp.-Celera Genomics Group (I)                                                        30,000         384,600
AtheroGenics, Inc. (I)(L)                                                                       8,500         254,490
Biogen Idec, Inc. (I)                                                                          22,500       1,308,600
Celgene Corp. (I)                                                                              17,000         503,540
Cephalon, Inc. (I)                                                                              9,000         429,030
Charles River Laboratories International, Inc. (I)                                              4,000         187,160
Eyetech Pharmaceuticals, Inc. (I)(L)                                                            6,500         275,860
Genentech, Inc. (I)                                                                            20,000         910,600
Genzyme Corp. (I)                                                                              16,000         839,520
Gilead Sciences, Inc. (I)                                                                      32,000       1,108,160
Human Genome Sciences, Inc. (I)                                                                10,000         102,900
Kosan Biosciences, Inc. (I)                                                                    30,000         187,500
Martek Biosciences Corp. (I)                                                                    6,500         305,864
Medarex, Inc. (I)(L)                                                                           32,500         247,325
MedImmune, Inc. (I)                                                                            10,000         284,200
Millennium Pharmaceuticals, Inc. (I)(L)                                                        30,000         389,400
Nabi Biopharmaceuticals (I)                                                                     9,900         137,115
Neurocrine Biosciences, Inc. (I)(L)                                                             9,000         418,950
OSI Pharmaceuticals, Inc. (I)(L)                                                                8,000         519,840
Protein Design Labs, Inc. (I)                                                                  22,000         421,300
QIAGEN N.V. (Netherlands) (I)                                                                  20,000         212,800
Sepracor, Inc. (I)(L)                                                                          10,000         459,300
Telik, Inc. (I)(L)                                                                              7,000         129,150


See notes to
financial statements.


10


FINANCIAL STATEMENTS


Issuer                                                                                         Shares           Value
Biotechnology (continued)
Vicuron Pharmaceuticals, Inc. (I)                                                              15,500        $217,310
ZymoGenetics, Inc. (I)                                                                         20,000         377,800

Health Care Equipment 9.95%                                                                                 2,067,000
Affymetrix, Inc. (I)(L)                                                                        18,000         549,000
Applera Corp.-Applied Biosystems Group                                                         12,500         238,500
Caliper Life Sciences, Inc. (I)                                                                60,000         420,000
EPIX Pharmaceuticals, Inc. (I)                                                                  6,000          93,780
Fisher Scientific International, Inc. (I)(L)                                                    4,000         229,440
Gen-Probe, Inc. (I)                                                                            12,000         420,480
Invitrogen Corp. (I)                                                                            2,000         115,800

Health Care Services 4.65%                                                                                    965,600
Accredo Health, Inc. (I)                                                                       10,000         230,300
Cytokinetics, Inc. (I)                                                                         18,500         166,500
Nektar Therapeutics (I)                                                                        20,000         288,200
Onyx Pharmaceuticals, Inc. (I)                                                                 10,000         280,600

Health Care Supplies 0.20%                                                                     42,500
Retractable Technologies, Inc. (I)                                                             10,000          42,500

Pharmaceuticals 13.56%                                                                                      2,816,150
ARIAD Pharmaceuticals, Inc. (I)                                                                25,000         141,750
Enzon Pharmaceuticals, Inc. (I)                                                                15,000         242,550
ICOS Corp. (I)(L)                                                                               6,000         135,120
Medicines Co. (The) (I)                                                                        19,000         506,160
MGI Pharma, Inc. (I)(L)                                                                         8,000         213,360
Nuvelo, Inc. (I)                                                                               33,000         302,940
Rigel Pharmaceuticals, Inc. (I)                                                                20,000         480,000
Salix Pharmaceuticals, Ltd. (I)                                                                 9,000         144,270
Teva Pharmaceutical Industries Ltd., American Depositary Receipt (ADR) (Israel)                25,000         650,000


See notes to
financial statements.


11


FINANCIAL STATEMENTS


                                                                             Interest       Par value
Issuer, description, maturity date                                           rate               (000)           Value
Short-term investments 24.57%                                                                              $5,102,676
(Cost $5,102,676)

Joint Repurchase Agreement 5.62%                                                                            1,167,000
Investment in a joint repurchase agreement transaction with
Morgan Stanley -- Dated 10-29-04, due 11-01-04
(secured by U.S. Treasury Bond 8.125% due 08-15-19
and U.S. Treasury Note 5.875% due 11-15-04 and U.S.
Treasury Inflation Indexed Bonds 3.375% thru 3.625%
due 04-15-28 thru 04-15-32, and U.S. Treasury Inflation
Indexed Notes 3.375% thru 3.875% due 01-15-09
thru 01-15-12)                                                               1.770%            $1,167       1,167,000


                                                                                               Shares
Cash Equivalents 18.95%                                                                                     3,935,676
AIM Cash Investment Trust (T)                                                               3,935,676       3,935,676

Total investments 119.78%                                                                                 $24,878,920

Other assets and liabilities, net (19.78%)                                                                ($4,108,862)

Total net assets 100.00%                                                                                  $20,770,058


(I) Non-income-producing security.

(L) All or a portion of this security is on loan as of October 31, 2004.

(T) Represents investment of securities lending collateral.

    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


See notes to
financial statements.

FINANCIAL STATEMENTS

PORTFOLIO
CONCENTRATION

October 31, 2004
(unaudited)

This table shows the
Fund's investments
as a percentage
of net assets,
aggregated by
various industries.


Industry distribution          Value as a percentage of Fund's net assets
-------------------------------------------------------------------------
Biotechnology                                                      66.85%
Health Care Equipment                                               9.95
Health Care Services                                                4.65
Health Care Supplies                                                0.20
Pharmaceuticals                                                    13.56
Short-term investments                                             24.57


See notes to
financial statements.

FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

October 31, 2004

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.


Assets
Investments at value (cost $22,347,831)
including $3,856,536 of securities loaned                         $24,878,920
Cash                                                                      989
Receivable for shares sold                                              8,369
Interest receivable                                                       172
Receivable from affiliates                                             13,247
Other assets                                                              407

Total assets                                                       24,902,104

Liabilities
Payable for investments purchased                                     102,855
Payable for shares repurchased                                         22,261
Payable upon return of securities loaned                            3,935,676
Payable to affiliates
Management fees                                                        16,265
Distribution and service fees                                           2,153
Other                                                                   8,059
Other payables and accrued expenses                                    44,777

Total liabilities                                                   4,132,046

Net assets
Capital paid-in                                                    23,198,244
Accumulated net realized loss on investments                       (4,959,215)
Net unrealized appreciation of investments                          2,531,089
Accumulated net investment loss                                           (60)

Net assets                                                        $20,770,058

Net asset value per share
Based on net asset values and shares outstanding --
the Fund has an unlimited number of shares
authorized with no par value
Class A ($8,226,985 [DIV] 1,046,686 shares)                             $7.86
Class B ($8,799,514 [DIV] 1,147,551 shares)                             $7.67
Class C ($3,743,559 [DIV] 488,240 shares)                               $7.67

Maximum offering price per share
Class A 1 ($7.86 [DIV] 95%)                                             $8.27


1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.


See notes to
financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the year ended
October 31, 2004

This Statement
of Operations
summarizes the
Fund's investment
income earned and
expenses incurred
in operating the
Fund. It also shows
net gains (losses)
for the period
stated.


Investment income
Securities lending                                                    $15,184
Interest                                                               12,168
Dividends (net of foreign withholding taxes of $525)                    4,331

Total investment income                                                31,683

Expenses
Investment management fees                                            207,042
Class A distribution and service fees                                  29,159
Class B distribution and service fees                                  97,259
Class C distribution and service fees                                  35,591
Transfer agent fees                                                    96,824
Registration and filing fees                                           41,890
Professional fees                                                      21,515
Printing                                                               18,263
Custodian fees                                                         17,224
Miscellaneous                                                           7,017
Accounting and legal services fees                                      6,216
Trustees' fees                                                          1,183
Securities lending fees                                                   404

Total expenses                                                        579,587
Less expense reductions                                              (118,517)

Net expenses                                                          461,070

Net investment loss                                                  (429,387)

Realized and unrealized gain (loss)
Net realized gain on investments                                    2,324,411
Change in net unrealized appreciation (depreciation)
of investments                                                       (932,719)

Net realized and unrealized gain                                    1,391,692

Increase in net assets from operations                               $962,305


See notes to
financial statements.

FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

These Statements
of Changes in Net
Assets show how
the value of the
Fund's net assets
has changed
during the last
two  periods. The
difference reflects
earnings less
expenses, any
investment
gains and losses,
distributions, if
any, paid to
shareholders and
any increase or
decrease in money
shareholders
invested in the
Fund.


                                                      Year          Year
                                                     ended         ended
                                                  10-31-03      10-31-04

Increase (decrease) in net assets
From operations

Net investment loss                              ($214,497)    ($429,387)
Net realized gain (loss)                        (1,112,209)    2,324,411
Change in net unrealized
appreciation (depreciation)                      4,607,427      (932,719)

Increase in net assets resulting
from operations                                  3,280,721       962,305
From Fund share transactions                     5,261,545       904,366

Net assets
Beginning of period                             10,361,121    18,903,387

End of period 1                                $18,903,387   $20,770,058


1 Includes accumulated net investment loss of $17 and $60, respectively.


See notes to
financial statements.

FINANCIAL HIGHLIGHTS


FINANCIAL
HIGHLIGHTS


CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

Period ended                                          10-31-01 1  10-31-02    10-31-03    10-31-04
Per share operating performance
Net asset value,
beginning of period                                     $10.00       $9.49       $5.55       $7.39
Net investment loss 2                                    (0.07)      (0.09)      (0.08)      (0.12)
Net realized and unrealized
gain (loss) on investments                               (0.44)      (3.84)       1.92        0.59
Total from
investment operations                                    (0.51)      (3.93)       1.84        0.47
Less distributions
From net investment income                                  --       (0.01)         --          --
Net asset value, end of period                           $9.49       $5.55       $7.39       $7.86
Total return 3,4 (%)                                     (5.10)5    (41.46)      33.15        6.36

Ratios and supplemental data
Net assets, end of period
(in millions)                                               $6          $5          $8          $8
Ratio of expenses
to average net assets (%)                                 1.60 6      1.60        1.60        1.60
Ratio of adjusted expenses
to average net assets 7(%)                                4.34 6      2.59        2.65        2.12
Ratio of net investment loss
to average net assets (%)                                (1.15)6     (1.29)      (1.35)      (1.46)
Portfolio turnover (%)                                      63          97         130          80



See notes to
financial statements.

FINANCIAL HIGHLIGHTS


CLASS B SHARES

Period ended                                          10-31-01 1  10-31-02    10-31-03    10-31-04
Per share operating performance
Net asset value,
beginning of period                                     $10.00       $9.44       $5.49       $7.26
Net investment loss 2                                    (0.13)      (0.14)      (0.13)      (0.17)
Net realized and unrealized
gain (loss) on investments                               (0.43)      (3.81)       1.90        0.58
Total from
investment operations                                    (0.56)      (3.95)       1.77        0.41
Net asset value, end of period                           $9.44       $5.49       $7.26       $7.67
Total return 3,4 (%)                                     (5.60)5    (41.84)      32.24        5.65

Ratios and supplemental data
Net assets, end of period
(in millions)                                               $4          $4          $8          $9
Ratio of expenses
to average net assets (%)                                 2.30 6      2.30        2.30        2.30
Ratio of adjusted expenses
to average net assets 7(%)                                5.05 6      3.29        3.35        2.82
Ratio of net investment
loss to average net assets (%)                           (2.01)6     (1.99)      (2.05)      (2.16)
Portfolio turnover (%)                                      63          97         130          80



See notes to
financial statements.

FINANCIAL HIGHLIGHTS


CLASS C SHARES

Period ended                                          10-31-01 1  10-31-02    10-31-03    10-31-04
Per share operating performance
Net asset value,
beginning of period                                     $10.00       $9.44       $5.49       $7.26
Net investment loss 2                                    (0.13)      (0.14)      (0.13)      (0.17)
Net realized and unrealized
gain (loss) on investments                               (0.43)      (3.81)       1.90        0.58
Total from
investment operations                                    (0.56)      (3.95)       1.77        0.41
Net asset value, end of period                           $9.44       $5.49       $7.26       $7.67
Total return 3,4 (%)                                     (5.60)5    (41.84)      32.24        5.65

Ratios and supplemental data
Net assets, end of period
(in millions)                                               $2          $2          $2          $4
Ratio of expenses
to average net assets (%)                                 2.30 6      2.30        2.30        2.30
Ratio of adjusted expenses
to average net assets 7(%)                                5.05 6      3.29        3.35        2.82
Ratio of net investment
loss to average net assets (%)                           (2.07)6     (1.99)      (2.05)      (2.16)
Portfolio turnover (%)                                      63          97         130          80


1 Class A, Class B and Class C shares began operations on 3-1-01.

2 Based on the average of the shares outstanding.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

5 Not annualized.

6 Annualized.

7 Does not take into consideration expense reductions during the periods shown.


See notes to
financial statements.

NOTES TO
STATEMENTS


Note A
Accounting policies

John Hancock Biotechnology Fund (the "Fund") is a non-diversified series of John Hancock World Fund, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve long-term capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies
of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days may be valued at amortized cost, which approximates market value. Investments in AIM Cash Investment Trust are valued at their net asset value each business day.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of John Hancock Financial Services, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit, and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended October 31, 2004.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. On October 31, 2004, the Fund loaned securities having a market value of $3,856,536 collateralized by cash in the amount of $3,935,676. The cash collateral was invested in a short-term instrument. Securities lending expenses are paid by the Fund to the Adviser.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $4,431,628 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: October 31, 2010 -- $3,046,491 and October 31, 2011 -- $1,385,137.

Dividends, interest
and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of October 31, 2004, there were no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.90% of the first $500,000,000 of the Fund's average daily net asset value, (b) 0.85% of the next $500,000,000 and (c) 0.80% of the Fund's average daily net asset value in excess of $1,000,000,000.

The Adviser has agreed to limit the Fund's total expenses excluding the distribution and service fees, to 1.30% of the Fund's average daily net asset value, on an annual basis, at least until February 28, 2005. Accordingly, the expense reduction related to the total expense limitation amounted to $118,517 for the year ended October 31, 2004. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C, pursuant to Rule 12b-1 under the Investment Company Act of 1940, to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net asset value and 1.00% of Class B and Class C average daily net asset value. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A shares are assessed up-front sales charges. During the year ended October 31, 2004, JH Funds received net up-front sales charges of $76,596 with regard to sales of Class A shares. Of this amount, $11,828 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $60,031 was paid as sales commissions to unrelated broker-dealers and $4,737 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. Prior to July 15, 2004, Class C shares were assessed up-front sales charges. During the year ended October 31, 2004, JH Funds received net up-front sales charges of $6,678 with regard to sales of Class C shares. Of this amount, $6,487 was paid as sales commissions to unrelated broker-dealers and $191 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended October 31, 2004, CDSCs received by JH Funds amounted to $25,546 for Class B shares and $1,979 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., ("Signature Services") an indirect subsidiary of JHLICo. The Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the Fund's average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. Signature Services agreed to voluntarily reduce the Fund's asset-based portion of the transfer agent fee if the total transfer agent fee exceeds the Lipper, Inc. median transfer agency fee for comparable mutual funds by 0.05%. There were no transfer agent fee reductions during the year ended October 31, 2004. Signature Services reserves the right to terminate this limitation at any time.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year amounted to $6,216. The Fund also paid the Adviser the amount of $369 for certain publishing services, included in the printing fees.

Mr. James A. Shepherdson is a director and/or officer of the Adviser and/or its affiliates, as well as Trustee of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note C
Fund share transactions

This listing illustrates the number of Fund shares sold and repurchased during the last two periods, along with the corresponding dollar value.


                                 Year ended 10-31-03                     Year ended 10-31-04
                           Shares             Amount              Shares              Amount
Class A shares
Sold                      559,783         $3,876,141             995,092          $8,365,725
Repurchased              (274,305)        (1,674,677)         (1,047,383)         (8,849,637)
Net increase (decrease)   285,478         $2,201,464             (52,291)          ($483,912)

Class B shares
Sold                      715,050         $4,927,300             588,836          $4,817,701
Repurchased              (354,315)        (2,274,524)           (585,849)         (4,633,982)
Net increase              360,735         $2,652,776               2,987            $183,719

Class C shares
Sold                      111,436           $716,782             248,261          $1,998,289
Repurchased               (52,642)          (309,477)           (100,421)           (793,730)
Net increase               58,794           $407,305             147,840          $1,204,559

Net increase              705,007         $5,261,545              98,536            $904,366


Note D
Investment
transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2004, aggregated $17,482,336 and $17,673,959, respectively.

The cost of investments owned on October 31, 2004, including short-term investments, for federal income tax purposes, was $22,875,417. Gross unrealized appreciation and depreciation of investments aggregated $3,493,712 and $1,490,209, respectively, resulting in net unrealized appreciation of $2,003,503. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

Note E
Reclassification
of accounts

During the year ended October 31, 2004, the Fund reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $20, a decrease in accumulated net investment loss of $429,344 and a decrease in capital paid-in of $429,364. This represents the amounts necessary to report these balances on a tax basis, ex clud ing certain temporary differences, as of October 31, 2004. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, and book and tax differences in accounting for deferred compensation and net operating loss. The calculation of net investment loss per share in the Fund's Financial Highlights excludes these adjustments.

Note F
Subsequent event

A special meeting of shareholders was held on December 1, 2004, at which time one or more new Trustees were elected to the Fund's Board of Trustees. Several Trustees had reached the age for mandatory retirement and plan to retire in 2004 and 2005. The Board of Trustees recommended and shareholders approved a proposal to consolidate the two panels into one Board of Trustees for all open-end funds within the John Hancock funds complex. The effective date for the newly elected Trustees to the Fund will be January 1, 2005.

AUDITORS'
REPORT

Report of
Pricewaterhouse-
Coopers LLP,
Independent
Registered Public
Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Biotechnology Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Biotechnology Fund (the "Fund") at October 31, 2004, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 13, 2004

TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2004.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2004.

Shareholders will be mailed a 2004 U.S. Treasury Department Form 1099-DIV in January 2005. This will reflect the total of all distributions that are taxable for calendar year 2004.

TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.


Independent Trustees

Name, age                                                                                                      Number of
Position(s) held with Fund                                                                  Trustee         John Hancock
Principal occupation(s) and other                                                           of Fund       funds overseen
directorships during past 5 years                                                           since 1           by Trustee
Charles L. Ladner, 2 Born: 1938                                                              2004                     49
Independent Chairman (since 2004); Chairman and Trustee, Dunwoody
Village, Inc. (retirement services) (until 2003); Senior Vice President and
Chief Financial Officer, UGI Corporation (public utility holding company)
(retired 1998); Vice President and Director for AmeriGas, Inc. (retired
1998); Director of AmeriGas Partners, L.P. (until 1997) (gas distribution);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History
Association (since 2001).

Dennis S. Aronowitz, Born: 1931                                                              2001                     21
Professor of Law, Emeritus, Boston University School of Law
(as of 1996); Director, Brookline Bancorp (since 1998).

Richard P. Chapman, Jr., Born: 1935                                                          2001                     21
President and Chief Executive Officer, Brookline Bancorp Inc. (lending)
(since 1972); Director, Lumber Insurance Co. (insurance) (until 2000);
Chairman and Director, Northeast Retirement Services, Inc. (retirement administration) (since 1998).

William J. Cosgrove, Born: 1933                                                              2001                     21
Vice President, Senior Banker and Senior Credit Officer, Citibank, N.A.
(retired 1991); Executive Vice President, Citadel Group Representatives,
Inc. (financial reinsurance) (until 2004); Director, Hudson City Savings Bank
(since 1995); Director, Hudson City Bancorp (since 1999); Trustee, Scholarship
Fund for Inner City Children (since 1986).

Richard A. Farrell, Born: 1932                                                               2001                     21
President, Farrell, Healer & Co., Inc. (venture capital management firm)
(since 1980) and President, the Venture Capital Fund of NE (since 1980);
prior to 1980, headed the venture capital group at Bank of Boston Corporation;
Trustee, Marblehead Savings Bank (since 1994).


28




Name, age                                                                                                      Number of
Position(s) held with Fund                                                                  Trustee         John Hancock
Principal occupation(s) and other                                                           of Fund       funds overseen
directorships during past 5 years                                                           since 1           by Trustee
William F. Glavin, 2 Born: 1932                                                              2001                     21
President Emeritus, Babson College (as of 1998); Vice Chairman, Xerox
Corporation (until 1989); Director, Reebok, Inc. (until 2002) and Inco Ltd.
(until 2002).

John A. Moore, 2 Born: 1939                                                                  2001                     31
President and Chief Executive Officer, Institute for Evaluating Health
Risks, (nonprofit institution) (until 2001); Chief Scientist, Sciences
International (health research) (until 2003); Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit research) (since 2002).

Patti McGill Peterson, 2 Born: 1943                                                          2001                     31
Executive Director, Council for International Exchange of Scholars and
Vice President, Institute of International Education (since 1998);
Senior Fellow, Cornell Institute of Public Affairs, Cornell University (until
1998); Former President of Wells College and St. Lawrence University;
Director, Niagara Mohawk Power Corporation (until 2003); Director, Ford
Foundation, International Fellowships Program (since 2002); Director,
Lois Roth Endowment (since 2002); Director, Council for International
Educational Exchange (since 2003).

John W. Pratt, Born: 1931                                                                    2001                     21
Professor of Business Administration Emeritus, Harvard University
Graduate School of Business Administration (as of 1998).




Non-Independent Trustees 3

Name, age                                                                                                      Number of
Position(s) held with Fund                                                                  Trustee         John Hancock
Principal occupation(s) and other                                                           of Fund       funds overseen
directorships during past 5 years                                                           since 1           by Trustee
James A. Shepherdson, Born: 1952                                                             2004                     49
President and Chief Executive Officer
Executive Vice President, Manulife Financial Corporation (since 2004);
Chairman, Director, President and Chief Executive Officer, John Hancock
Advisers, LLC and The Berkeley Financial Group, LLC (holding company);
Chairman, Director, President and Chief Executive Officer, John Hancock
Funds, LLC; Chairman, President, Director and Chief Executive Officer,
Sovereign Asset Management Corporation ("SAMCorp"); Director, Chairman
and President, NM Capital Management, Inc.; President, John Hancock
Retirement Services, John Hancock Life Insurance Company (until 2004);
Chairman, Essex Corporation (until 2004); Co-Chief Executive Officer,
MetLife Investors Group (until 2003); Senior Vice President, AXA/Equitable
Insurance Company (until 2000).


29




Principal officers who are not Trustees

Name, age
Position(s) held with Fund                                                                                       Officer
Principal occupation(s) and                                                                                      of Fund
directorships during past 5 years                                                                                  since
William H. King, Born: 1952                                                                                         2001
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                         2001
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Financial Group, LLC;
Vice President, Signature Services (until 2000); Director, Senior Vice President and Secretary,
NM Capital Management, Inc.



The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Non-independent Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.

OUR FAMILY
OF FUNDS

--------------------------------------------------------
Equity                Balanced Fund
                      Classic Value Fund
                      Core Equity Fund
                      Focused Equity Fund
                      Growth Trends Fund
                      International Fund
                      Large Cap Equity Fund
                      Large Cap Growth Fund
                      Large Cap Select Fund
                      Mid Cap Growth Fund
                      Multi Cap Growth Fund
                      Small Cap Fund
                      Small Cap Equity Fund
                      Small Cap Growth Fund
                      Sovereign Investors Fund
                      U.S. Global Leaders Growth Fund

--------------------------------------------------------
Sector                Biotechnology Fund
                      Financial Industries Fund
                      Health Sciences Fund
                      Real Estate Fund
                      Regional Bank Fund
                      Technology Fund

--------------------------------------------------------
Income                Bond Fund
                      Government Income Fund
                      High Income Fund
                      High Yield Fund
                      Investment Grade Bond Fund
                      Strategic Income Fund

--------------------------------------------------------
Tax-Free Income       California Tax-Free Income Fund
                      High Yield Municipal Bond Fund
                      Massachusetts Tax-Free Income Fund
                      New York Tax-Free Income Fund
                      Tax-Free Bond Fund

--------------------------------------------------------
Money Market          Money Market Fund
                      U.S. Government Cash Reserve

A fund's investment objectives, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291 or visit our Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

ELECTRONIC
DELIVERY

Now available from
John Hancock Funds

Instead of sending annual and semiannual reports and prospectuses through the U.S. mail, we'll notify you by e-mail when these documents are available for online viewing.

How does electronic delivery benefit you?

* No more waiting for the mail to arrive; you'll receive an e-mail notification as soon as the document is ready for online viewing.

* Reduces the amount of paper mail you receive from John Hancock Funds.

* Reduces costs associated with printing and mailing.

Sign up for electronic delivery today at www.jhfunds.com/edelivery

For more information

The Fund's proxy voting policies, procedures and records are available without charge, upon request:

By phone          On the Fund's Web site    On the SEC's Web site

1-800-225-5291    www.jhfunds.com/proxy     www.sec.gov


Investment adviser

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, MA 02199-7603

Principal distributor

John Hancock Funds, LLC
101 Huntington Avenue
Boston, MA 02199-7603

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Transfer agent

John Hancock Signature
Services, Inc.
1 John Hancock Way,
Suite 1000
Boston, MA 02217-1000

Legal counsel

Wilmer Cutler Pickering
Hale and Dorr LLP
60 State Street
Boston, MA 02109-1803

Independent registered
public accounting firm

PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110


How to contact us

Internet   www.jhfunds.com

Mail       Regular mail:                     Express mail:
           John Hancock                      John Hancock
           Signature Services, Inc.          Signature Services, Inc.
           1 John Hancock Way, Suite 1000    Mutual Fund Image Operations
           Boston, MA 02217-1000             529 Main Street
                                             Charlestown, MA 02129

Phone      Customer service representatives  1-800-225-5291
           24-hour automated information     1-800-338-8080
           TDD line                          1-800-554-6713

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission's Web site, www.sec.gov.

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of
the shareholders of the John Hancock
Biotechnology Fund.


7300A  10/04
       12/04

                                     PART C

                               OTHER INFORMATION

ITEM 15.  INDEMNIFICATION

No change from the information set forth in Item 27 of the Registration Statement of John Hancock World Fund (the "Registrant") on Form N-1A under the Securities Act of 1933 and the Investment company Act of 1940 (File Nos. 33-10722 and 811-4932), which information is incorporated herein by reference.

ITEM 16.
EXHIBITS

1                  Registrant's Amended and           Filed as Exhibit 99.a to Registrant's Registration
                   Restated Declaration of Trust.     Statement on Form N-1A and incorporated herein by
                                                      reference to post-effective amendment no. 34 (file
                                                      nos. 811-4932 and 33-10722 on February 12, 2003;
                                                      accession no. 0001010521-03-000088) ("PEA 34").


1.1                Amendment to Declaration of Trust  Filed as Exhibit 99.a.1 to PEA 34 and incorporated herein by reference.

1.2                Amendment to Declaration of Trust  Filed as Exhibit 99.a.2 to Registrant's Registration
                                                      Statement on Form N-1A and incorporated herein by
                                                      reference to post-effective amendment no. 36 (file
                                                      nos. 811-4932 and 33-10722 on March 1, 2004;
                                                      accession no. 0001010521-04-000074) ("PEA 36").

1.3                Amendment to Declaration of Trust  Filed as Exhibit 99.a.3 to PEA 34 and incorporated herein by reference.

2                  Amended and Restated By-Laws of    Filed as Exhibit 99.b Registrant's Registration
                   Registrant.                        Statement on Form N-1A and incorporated herein by
                                                      reference to post-effective amendment no. 21 file
                                                      nos. 811-4932 and 33-10722 on February 27, 1997;
                                                      accession no. 0001010521-97-000226) ("PEA 21).

2.1                Amendment to Amended and           Filed as Exhibit 99.b.1 to PEA 34 and incorporated
                   Restated By-Laws of Registrant.    herein by reference.


3                  Not applicable

4                  Form of Agreement and Plan of      Filed herewith as Exhibit A to the Proxy Statement
                   reorganization.                    and Prospectus included as Part A of this
                                                      Registration Statement.

5                  Not applicable

6                  Investment Management Contract     Filed as Exhibit 99.d to Registrant's Registration
                   between the Global Rx Fund and     Statement on Form N-1A and incorporated herein by
                   John Hancock Advisers, LLC.        reference to post-effective amendment no. 18 (file
                                                      nos. 811-4932 and 33-10722 on December 26, 1995;
                                                      accession no.0000950135-95-002745 ("PEA 18").

6.1                Investment Management Contract     Filed as Exhibit 99.d.1 to Registrant's Registration
                   between the Biotechnology Fund     Statement on Form N-1A and incorporated herein by
                   and John Hancock Advisers, LLC.    reference to post-effective amendment no. 29 (file
                                                      nos. 811-4932 and 33-10722 on February 9, 2001;
                                                      accession no.0001010521-01-000107 ("PEA 29").

6.2                Investment Management Contract     Filed as Exhibit 99.d.2 to Registrant's Registration
                   between International Small Cap    Statement on Form N-1A and incorporated herein by
                   Growth Fund and John Hancock       reference to post-effective amendment no. 32 (file
                   Advisers, LLC.                     nos. 811-4932 and 33-10722 on December 27, 2001 ;
                                                      accession no.0001010521-01-500299 ("PEA 32").


6.3                Sub-Investment Management          Filed as Exhibit 99.d.3 to Registrant's Registration
                   Contract between International     Statement on Form N-1A and incorporated herein by
                   Small Cap Growth Fund and John     reference to post-effective amendment no. 34 (file
                   Hancock Advisers, LLC.             nos. 811-4932 and 33-10722 on February 12, 2003;
                                                      accession no.0001010521-03-000088 ("PEA 34").

7                  Distribution Agreement between     Filed as Exhibit 99.e to PEA 18 and incorporated
                   the Registrant and John Hancock    herein by reference.
                   Funds, Inc. (formerly named John
                   Hancock Broker Distribution
                   Services, Inc.)

7.1                Amendment to Distribution          Filed as Exhibit 99.e.1 to PEA 18 and incorporated
                   Agreement between the Registrant   herein by reference.
                   and John Hancock Funds, Inc.

7.2                Amendment to Distribution          Filed as Exhibit 99.e.2 to PEA 32 and incorporated
                   Agreement between the Registrant   herein by reference.
                   and John Hancock Funds, Inc.

7.3                Form of Soliciting Dealer          Filed as Exhibit 99.e.3 to Registrant's Registration
                   Agreement between John Hancock     Statement on Form N-1A and incorporated herein by
                   Funds, Inc. and Selected Dealers.  reference to post-effective amendment no. 37 (file nos. 811-4932 and 33-10722 on March 1, 2005;
                                                      accession no.0001010521-05-000070 ("PEA 37").

7.4                Form of Financial Institution      Filed as Exhibit 99.e.4 to PEA 18 and incorporated
                   Sales and Services Agreement       herein by reference.

8                  Not applicable.

9                  Master Custodian Agreement         Filed as Exhibit 99.g to PEA 32 and incorporated
                   between John Hancock Mutual        herein by reference.
                   Funds (including Registrant)
                   and The Bank of New York.

10                 Amended and Restated Master        Filed as Exhibit 99.h to Registrant's Registration
                   Transfer Agency and Service        Statement on Form N-1A and incorporated herein by
                   Agreement Between John Hancock     reference to post-effective amendment no. 24 (file
                   funds and John Hancock Funds,      nos. 811-4932 and 33-10722 on December 21, 1998;
                   LLC.                               accession no.0001010521-98-000401 ("PEA 24").


10.1               Accounting and Legal Services      Filed as Exhibit 99.h.1 to Registrant's Registration
                   Agreement between John Hancock     Statement on Form N-1A and incorporated herein by
                   Advisers, LLC and Registrant.      reference to post-effective amendment no. 19 (file
                                                      nos. 811-4932 and 33-10722 on July 1, 1996; accession
                                                      no.0001010521-96-000117 ("PEA 19").

10.2               Amendment to Amended and           Filed as Exhibit 99.h.2 to PEA 32 and incorporated
                   Restated Master Transfer Agency    herein by reference.
                   and Service Agreement.

10.3               Amendment to Amended and           Filed as Exhibit 99.h.3 to Registrant's Registration
                   Restated Master Transfer Agency    Statement on Form N-1A and incorporated herein by
                   and Service Agreement.             reference to post-effective amendment no. 36 (file
                                                      nos. 811-4932 and 33-10722 on March 1, 2004;
                                                      accession no.0001010521-04-000074 ("PEA 36").

10.4               Amendment to Amended and           Filed as Exhibit 99.h.4 to PEA 37 and incorporated
                   Restated Master Transfer Agency    herein by reference.
                   and Service Agreement.

12                 Class A Distribution Plans         Filed as Exhibit 99.m to PEA 19 and incorporated
                   between Global Health Sciences     herein by reference.
                   and John Hancock Funds, LLC.

12.1               Class B Distribution Plans         Filed as Exhibit 99.m.1 to PEA 18 and incorporated
                   between Global Health Sciences     herein by reference.
                   Fund and John Hancock Funds, LLC.

12.2               Class C Distribution Plans         Filed as Exhibit 99.m.2 to Registrant's Registration
                   between Global Health Fund and     Statement on Form N-1A and incorporated herein by
                   John Hancock Funds, LLC.           reference to post-effective amendment no. 26 (file
                                                      nos. 811-4932 and 33-10722 on December 23, 1999;
                                                      accession no.0001010521-99-000391 ("PEA 26").

12.3               Class A, Class B, Class C          Filed as Exhibit 99.m.3 to PEA 29 and incorporated
                   Distribution Plans between         herein by reference.
                   Biotechnology Fund and John
                   Hancock Funds, LLC.

12.4               Class A, Class B, Class C          Filed as Exhibit 99.m.4 to PEA 32 and incorporated
                   Distribution Plans between         herein by reference.
                   International Small Cap Growth
                   Fund and John Hancock Funds, LLC.


13                 John Hancock Funds Class A,        Filed as Exhibit 99.o to Registrant's Registration
                   Class B and Class C Amended and    Statement on Form N-1A and incorporated herein by
                   restated Multiple Class Plan       reference to post-effective amendment no. 25 (file
                   pursuant to Rule 18f-3.            nos. 811-4932 and 33-10722 on February 25, 1999;
                                                      accession no.0001010521-99-000141 ("PEA 25").

14                 Opinion as to legality of shares   Filed herewith as Exhibit 15.
                   and consent.

15                 Form of opinion as to tax          Filed herewith as Exhibit 16.
                   matters and consent.

16                 Consents of                        Filed herewith as Exhibit 17.
                   PricewaterhouseCoopers LLP
                   regarding the audited financial
                   statements of Health Sciences
                   and Biotechnology Funds

17                 Not applicable

18                 Powers of Attorney                 Filed as addendum to signature pages and incorporated
                                                      herein by reference.

19                 Code of Ethics-John Hancock        Filed as Exhibit 99.p to PEA 37 and incorporated
                   Advisers, John Hancock Funds, LLC  herein by reference.
                   and each of the John Hancock
                   Funds.


ITEM 17

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party which is deemed to be an underwriter within the meaning of Rule 145 (C) under the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file, by post-effective amendment, an opinion of counsel supporting the tax consequence of the proposed reorganization within a reasonable time after receipt of such opinion.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and Commonwealth of Massachusetts on the 18th day of March, 2005.

                               JOHN HANCOCK WORLD FUND



                               By:                   *
                               --------------------------------------------

                               James A. Shepherdson
                               President and Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


             Signature                              Title                                Date

         *                            Trustee and Chief
---------------------------           Executive Officer
James A. Shepherdson


/s/William H. King                    Vice President, Treasurer                    March 18, 2005
---------------------------           (Chief Accounting Officer)
William H. King


         *                            Trustee
---------------------------
James F. Carlin

         *                            Trustee
---------------------------
Richard P. Chapman, Jr.

         *                            Trustee
---------------------------
William J. Cosgrove

         *                            Trustee
---------------------------
William H. Cunningham

         *                            Trustee
---------------------------
Ronald R. Dion

         *                            Chairman and Trustee
---------------------------
Charles L. Ladner

         *                            Trustee
---------------------------
John A. Moore

         *                            Trustee
---------------------------
Patti McGill Peterson

         *                            Trustee
---------------------------
Steven R. Pruchansky

         *                            Trustee
---------------------------
Norman H. Smith




*  By:   /s/Susan S. Newton                                                       March 18, 2005
         ---------------------------
         Susan S. Newton, Attorney-in-Fact,
         under Powers of Attorney dated
         January 1, 2005.

John Hancock Bond Trust                             John Hancock Series Trust
John Hancock California Tax-Free Income Fund        John Hancock Sovereign Bond Fund
John Hancock Capital Series                         John Hancock Strategic Series
John Hancock Current Interest                       John Hancock Tax-Free Bond Trust
John Hancock Equity Trust                           John Hancock Tax-Exempt Series Trust
John Hancock Institutional Series Trust             John Hancock World Fund
John Hancock Investment Trust
John Hancock Investment Trust II
John Hancock Investment Trust III


                                POWER OF ATTORNEY

         The undersigned Trustee of each of the above listed Trusts, each a Massachusetts business trust, does hereby severally constitute and appoint Susan
S. Newton, WILLIAM H. KING AND ALFRED P. OUELLETTE, and each acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each acting singly, to sign for me, in my name and in the capacity indicated below, any Registration Statement on Form N-1A and any Registration Statement on Form N-14 to be filed by the Trust under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), and any and all amendments to said Registration Statements, with respect to the offering of shares and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacity indicated to enable the Trust to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any such Registration Statements and any and all amendments thereto.

         IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument as of the 1st day of January, 2005.

/s/James F. Carlin                    /s/Charles L. Ladner
------------------------------------  ------------------------------------------
James F. Carlin                       Charles L. Ladner, as Chairman

/s/ Richard P. Chapman, Jr.           /s/John A. Moore
------------------------------------  ------------------------------------------
Richard P. Chapman, Jr.               John A. Moore

/s/ William J. Cosgrove               /s/Patti McGill Peterson
------------------------------------  ------------------------------------------
William J. Cosgrove                   Patti McGill Peterson

/s/William H. Cunningham              /s/Steven R. Pruchansky
------------------------------------  ------------------------------------------
William H. Cunningham                 Steven R. Pruchansky

/s/Ronald R. Dion                     /s/James A. Shepherdson
------------------------------------  ------------------------------------------
Ronald R. Dion                        James A. Shepherdson

                                      /s/Norman H. Smith
                                      ------------------------------------------
                                      Norman H. Smith

                                  EXHIBIT INDEX

The following exhibits are filed as part of this Registration Statement:

Exhibit No.                Description


2 Form of Agreement and Plan of Reorganization between the John Hancock Health Sciences Fund (the "Acquiring Fund") and Independence Biotechnology (the "Acquired Fund") (filed as EXHIBIT A to Part A of this Registration Statement).

5        Opinion as to legality of shares and consent.

8        Form of opinion as to tax matters and consent.

23 Consents of PricewaterhouseCoopers LLP regarding the audited financial statements and highlights of the Biotechnology Fund and Health Sciences Fund.